UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-07989

Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

METWEST Funds

TCW Family of Funds

SEPTEMBER 30

2015 SEMI-ANNUAL REPORT

(UNAUDITED)

METWEST FUNDS

Ultra Short Bond Fund

Low Duration Bond Fund

Intermediate Bond Fund

Total Return Bond Fund

High Yield Bond Fund

Unconstrained Bond Fund

Floating Rate Income Fund

Strategic Income Fund

AlphaTrak 500 Fund

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

We appreciate your continued investment in the Metropolitan West Funds and are pleased to present the Semi-Annual Report of the Funds for September 30, 2015. Asset growth persisted steadily for the Funds over the reporting period such that the complex totaled more than $76 billion across nine strategies, anchored by the flagship Total Return Fund. The growth continues to be a benefit for the Funds, allowing for the ongoing addition of resources from investment, operations and infrastructure perspectives.

The September 30, 2015 Semi-Annual Report covers the following Metropolitan West Funds:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I Class (MWCIX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I Class (MWFLX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)

Economic Review and Market Environment

As 2015 has played out, two themes have been consistent: (1) uncertainty about when and how the Federal Reserve (Fed) would begin raising interest rates, and (2) wariness of the potential impact of global instability on domestic markets. From the latter, a startling devaluation of the Chinese Yuan and further collapse of the Chinese stock market in August stoked fears of slower growth in China than was represented by official estimates, bringing an overdue US equity market correction and roiling commodity markets. The potential for waning demand from China as the largest importer of oil, iron ore, and industrial metals caused many of those sectors to tumble as well with benchmark West Texas Intermediate crude oil down 25% on the quarter, ending near $45 per barrel, copper down over 10% and iron ore sagging an additional 6% after being down over 50% from the end of 2013. Expectations for the Fed’s first rate hike declined alongside these developments and ebbed further on stubbornly low US inflation. The September Federal Open Market Committee meeting came and went without a rate change, but the statement was surprisingly dovish with new expressions of concern over external risks to domestic growth. Also surprising was the market’s negative reaction to the decision not to hike, which illustrates a fundamental change from past years when more easing was always well received by markets. This was met with a change in tone from Fed Chair Yellen in a late September speech that reiterated a rate hike was still on the table by year-end and downplayed the potential impact of slowing global growth on policy decisions, leaving markets even more uncertain as the quarter came to a close.

The developments rallied US Treasuries as the third quarter came to a close on a muted flight-to-quality bid, with the 10-Year US Treasury yield declining to just over 2% and the long bond down to 2.85%, both up from March, but sharply lower than June’s highs. Short rates were also lower, implying reduced expectations for a Fed hike in the near term. As US Treasury rates fell, investment grade fixed income markets generally posted positive returns, even though yield spreads increased for corporate, mortgage- and asset-backed securities on rising risk perceptions during the quarter. On a relative basis, spreads widened the most among corporate issues, in a reversal of sentiment following what had been record-setting levels of issuance through mid-year. Beyond investment grade, the reaction was considerably harsher, as the average price on high yield corporates fell nearly $6 (losing 4.9% in the third quarter) on broad-based weakness and particularly sharp declines in energy and metals & mining sectors amid perceptions of slower global growth. Also beyond the scope of the investment grade index, emerging market debt fell as contagion from the bellwether China reached across to other developing economies. In a clear indication of the increased volatility, the Merrill Lynch 1-3Year US Treasury Index paced the market over the reporting period with a 0.5% gain, while the Barclays Aggregate Index fell 0.5% and the Barclays High Yield dropped nearly 5%.

The Economy and Market Ahead

Given expectations for increased volatility, further spread widening, tight liquidity conditions, and an eventual rise in US Treasury rates, the Fund maintains a defensive and cautious profile. Duration remains shorter than the Index, but will gradually move toward neutral as rates edge higher, while the allocation among non-government fixed income sectors is conservative, with a focus on preserving liquidity to take advantage of dislocations when they happen, and enhance risk-adjusted yields by being a liquidity provider. The relative underweight to US Government debt is taken up by an overweight to mortgage and asset-backed securities

1 / Semi-Annual Report September 2015

which continue to offer attractive protection from the excesses in credit markets given high quality and higher yields than Treasuries. However, certain parts of the market such as non-agency MBS, agency CMBS, senior tranches of CLOs, and certain student loan ABS are potentially susceptible to widening liquidity premiums, even if fundamentals are not in doubt, and careful attention to the overall liquidity profile is warranted. The extension risk to affected Federal Family Education Loan Program (FFELP) student loans is likely to be modest, especially since bonds are all uncapped floating rate securities, making them a potentially compelling buying opportunity once the uncertainty surrounding rating agency action has dissipated.

Investment grade credit exposure in the Fund continues to represent a relative underweight versus the benchmark and favors financials over industrials. Recent widening in both investment grade and high yield credit has made both sectors look relatively more attractive than they did only a quarter ago. As such, investment grade corporate exposure is a candidate for increased exposure, while still maintaining a defensive posture overall relative to the benchmark. Increases to exposures will be at a measured pace, particularly in high yield, as there is likely to be more volatility and even wider spreads going forward. While yield compensation has improved on a relative basis, it has not altered the Fund’s conservative risk posture, meaning that expectations remain for further repricing and yet better entry points ahead.

Data sources for the discussion above include Bloomberg, Barclays, and Merrill Lynch.

Fund Results

General Performance Commentary

In what was virtually a round trip for US Treasury rates over the six-month reporting period, relative performance to the respective indexes was driven largely by sector allocation and security selection. While an underweight to corporate issues, particularly in the lagging industrial sector, proved additive to return, exposure in the government-guaranteed FFELP student loan space weighed on performance as technical issues surrounding the “when” of repayment overtook the “if” as a concern for Moody’s, which threatened downgrades. Although principal and interest payments remain guaranteed by the full faith and credit of the US government, uncertainty surrounding the potential downgrade priced bonds lower and limited activity in the sector until early fall.

Defensiveness, punctuated by a higher quality emphasis, generated good relative in high yield over the period, as the Fund outpaced the benchmark by more than 175 basis points. The Metropolitan West High Yield Bond Fund also benefitted from its asset-heavy philosophy through a restructuring in power generating facilities that were acquired at a premium price during the period. Additionally, as idiosyncratic risks picked up during the quarter due to merger and acquisition finance, downgrade activity and investigations into business practices affecting some of the top issuers in the Index, underweight to neutral positioning and favorable priority of bondholdings in Fund exposures was additive to performance.

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month end is available on the Fund’s website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost.

Semi-Annual Report September 2015 / 2

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

	Performance Through September 30, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	0.32%	0.38%	0.88%	1.88%	1.47%	2.08%
BofA Merrill Lynch 1-Year U.S. Treasury Index	0.21%	0.25%	0.27%	0.33%	1.88%	1.77%
MWUIX (Inception: July 31, 2004)	0.16%	0.54%	1.04%	1.99%	1.65%	1.79%
BofA Merrill Lynch 1-Year U.S. Treasury Index	0.21%	0.25%	0.27%	0.33%	1.88%	1.86%

For MWUSX, the total expense ratio is 0.67% and the net expense ratio is 0.50%. For MWUIX, the total expense ratio is 0.48% and the net expense ratio is 0.34%.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

	Performance Through September 30, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	0.10%	0.40%	1.56%	2.71%	2.96%	4.04%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.46%	1.16%	0.67%	0.76%	2.54%	3.61%
MWLIX (Inception: March 31, 2000)	0.11%	0.65%	1.74%	2.92%	3.16%	3.65%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.46%	1.16%	0.67%	0.76%	2.54%	3.20%
MWLNX (Inception: September 22, 2009)	-0.02%	0.33%	1.36%	2.53%	–	4.32%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.46%	1.16%	0.67%	0.76%	–	1.07%

For MWLDX, the total expense ratio is 0.63% and the net expense ratio is 0.63%. For MWLIX, the total expense ratio is 0.39% and the net expense ratio is 0.39%. For MWLNX, the total expense ratio is 0.73% and the net expense ratio is 0.73%.

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

	Performance Through September 30, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	-0.06%	1.50%	1.89%	3.60%	5.12%	4.87%
Barclays Capital Intermediate U.S. Government/Credit Index	0.32%	2.67%	1.45%	2.42%	4.17%	3.73%
MWIIX (Inception: June 28, 2002)	-0.03%	1.64%	2.07%	3.80%	5.33%	5.87%
Barclays Capital Intermediate U.S. Government/Credit Index	0.32%	2.67%	1.45%	2.42%	4.17%	4.25%

For MWIMX, the total expense ratio is 0.70% and the net expense ratio is 0.70%. For MWIIX, the total expense ratio is 0.46% and the net expense ratio is 0.46%.

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

	Performance Through September 30, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	-0.82%	2.02%	2.65%	4.53%	6.23%	6.77%
Barclays Capital U.S. Aggregate Bond Index	-0.47%	2.94%	1.71%	3.10%	4.64%	5.64%
MWTIX (Inception: March 31, 2000)	-0.70%	2.27%	2.86%	4.74%	6.45%	6.65%
Barclays Capital U.S. Aggregate Bond Index	-0.47%	2.94%	1.71%	3.10%	4.64%	5.44%
MWTNX (Inception: December 18, 2009)	-0.88%	1.91%	2.46%	4.33%	–	5.56%
Barclays Capital U.S. Aggregate Bond Index	-0.47%	2.94%	1.71%	3.10%	–	3.86%
MWTSX (Inception: August 1, 2011)	-0.69%	2.25%	2.87%	–	–	4.68%
Barclays Capital U.S. Aggregate Bond Index	-0.47%	2.94%	1.71%	–	–	2.99%

3 / Semi-Annual Report September 2015

For MWTRX, the total expense ratio is 0.66% and the net expense ratio is 0.66%. For MWTIX, the total expense ratio is 0.42% and the net expense ratio is 0.42%. For MWTNX, the total expense ratio is 0.79% and the net expense ratio is 0.79%. For MWTSX, the total expense ratio is 0.38% and the net expense ratio is 0.38%.

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

	Performance Through September 30, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	-3.07%	-3.40%	2.54%	4.50%	6.50%	8.85%
Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	-4.82%	-3.40%	3.52%	6.14%	7.26%	9.17%
MWHIX (Inception: March 31, 2003)	-2.95%	-3.15%	2.83%	4.76%	6.77%	7.99%
Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	-4.82%	-3.40%	3.52%	6.14%	7.26%	8.38%

For MWHYX, the total expense ratio is 0.91% and the net expense ratio is 0.85%. For MWHIX, the total expense ratio is 0.62% and the net expense ratio is 0.60%.

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX)

	Performance Through September 30, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	-0.60%	0.18%	2.88%	–	–	7.45%
BofA Merrill Lynch U.S. LIBOR 3-Month Average Index	0.14%	0.26%	0.27%	–	–	0.32%
MWCIX (Inception: October 1, 2011)	-0.36%	0.54%	3.15%	–	–	7.72%
BofA Merrill Lynch U.S. LIBOR 3-Month Average Index	0.14%	0.26%	0.27%	–	–	0.32%

For MWCRX, the total expense ratio is 1.04% and the net expense ratio is 1.04%. For MWCIX, the total expense ratio is 0.73% and the net expense ratio is 0.73%.

Metropolitan West Floating Rate Income Fund

M-Class (MWFRX), I-Class (MWFLX)

	Performance Through September 30, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	0.09%	1.55%	–	–	–	3.43%
S&P/LSTA Leveraged Loan Index	-0.70%	0.84%	–	–	–	2.60%
MWFLX (Inception: June 28, 2013)	0.29%	1.85%	–	–	–	3.62%
S&P/LSTA Leveraged Loan Index	-0.70%	0.84%	–	–	–	2.60%

For MWFRX, the total expense ratio is 1.06% and the net expense ratio is 0.90%. For MWFLX, the total expense ratio is 0.71% and the net expense ratio is 0.70%.

Semi-Annual Report September 2015 / 4

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

	Performance Through September 30, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	-0.35%	0.40%	2.93%	4.44%	3.41%	4.53%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 2%	1.01%	2.02%	2.06%	2.08%	3.37%	3.45%
MWSIX (Inception: March 31, 2004)	-0.03%	0.70%	3.26%	4.75%	3.68%	3.74%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 2%	1.01%	2.02%	2.06%	2.08%	3.37%	3.48%

For MWSTX, the total expense ratio is 2.18% and the net expense ratio is 2.18%. For MWSIX, the total expense ratio is 1.76% and the net expense ratio is 1.76%.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

	Performance Through September 30, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	-6.79%	-1.50%	12.84%	14.52%	6.31%	5.02%
Standard & Poor’s 500 Index	-6.18%	-0.61%	12.40%	13.33%	6.80%	5.01%

For MWATX, the total expense ratio is 1.92% and the net expense ratio is 0.90%.

A Disciplined Value Philosophy

The development of volatility over the reporting period serves as a helpful reminder that good performance over the long term is most often the result of a disciplined adherence to a time-and market-tested investment philosophy. Steeped in an understanding that prices, for a variety of reasons, can move away from fundamental value, the approach informs positioning, as well as purchase and sale opportunities to capture incremental returns through an array of market environments. Coupled with a commitment to risk management that preserves capital, we continue to view the strategy as the best way to build and sustain client assets.

Thank you again for your investment in the Metropolitan West Funds. We look forward to continuing to assist you in the achievement of your financial goals.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rates, issues, and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the funds include derivatives risk, foreign securities risk, asset-backed securities risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including “leverage risk”. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the value of the Fund’s investments in foreign securities on changing currency values, political and economic environments in the countries where the Fund invests. Asset-backed securities risk refers to certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Prepayment risk refers to the possibility that falling interest rates may cause the owners of the underlying to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of the Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage Risk refers to the limited ability of Fund to borrow from broker-dealers or other institutions to leverage

5 / Semi-Annual Report September 2015

a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of November 2015, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

Funds are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, Suite 110, 899 Cassatt Road., Berwyn, PA 19312.

This report must be preceded or accompanied by a prospectus.

Semi-Annual Report September 2015 / 6

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended September 30, 2015 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 04/01/15	Ending Account Value 09/30/15	Expense Ratio[1]	Expenses Paid During Period[2]

ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,003.17	0.50%	$2.50
Class I	$1,000.00	$1,001.63	0.34%	$1.70
Hypothetical 5% Return
Class M	$1,000.00	$1,022.50	0.50%	$2.53
Class I	$1,000.00	$1,023.30	0.34%	$1.72
LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,000.97	0.63%	$3.15
Class I	$1,000.00	$1,001.06	0.39%	$1.95
Administrative Class	$1,000.00	$999.76	0.73%	$3.65
Hypothetical 5% Return
Class M	$1,000.00	$1,021.85	0.63%	$3.18
Class I	$1,000.00	$1,023.05	0.39%	$1.97
Administrative Class	$1,000.00	$1,021.35	0.73%	$3.69

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

7 / Semi-Annual Report September 2015

	Beginning Account Value 04/01/15	Ending Account Value 09/30/15	Expense Ratio[1]	Expenses Paid During Period[2]

INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$999.41	0.70%	$3.50
Class I	$1,000.00	$999.69	0.46%	$2.30
Hypothetical 5% Return
Class M	$1,000.00	$1,021.50	0.70%	$3.54
Class I	$1,000.00	$1,022.70	0.46%	$2.33
TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$991.84	0.66%	$3.29
Class I	$1,000.00	$993.02	0.42%	$2.09
Administrative Class	$1,000.00	$991.19	0.79%	$3.93
Plan Class	$1,000.00	$993.15	0.38%	$1.89
Hypothetical 5% Return
Class M	$1,000.00	$1,021.70	0.66%	$3.34
Class I	$1,000.00	$1,022.90	0.42%	$2.12
Administrative Class	$1,000.00	$1,021.05	0.79%	$3.99
Plan Class	$1,000.00	$1,023.10	0.38%	$1.92
HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00	$969.29	0.85%	$4.18
Class I	$1,000.00	$970.51	0.60%	$2.96
Hypothetical 5% Return
Class M	$1,000.00	$1,020.75	0.85%	$4.29
Class I	$1,000.00	$1,022.00	0.60%	$3.03
UNCONSTRAINED BOND FUND
Actual Fund Return
Class M	$1,000.00	$994.01	1.04%	$5.18
Class I	$1,000.00	$996.41	0.73%	$3.64
Hypothetical 5% Return
Class M	$1,000.00	$1,019.80	1.04%	$5.25
Class I	$1,000.00	$1,021.35	0.73%	$3.69

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

Semi-Annual Report September 2015 / 8

	Beginning Account Value 04/01/15	Ending Account Value 09/30/15	Expense Ratio[1]	Expenses Paid During Period[2]

FLOATING RATE INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,000.86	0.90%	$4.50
Class I	$1,000.00	$1,002.85	0.70%	$3.50
Hypothetical 5% Return
Class M	$1,000.00	$1,020.50	0.90%	$4.55
Class I	$1,000.00	$1,021.50	0.70%	$3.54
STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$996.50	2.18%	$10.88
Class I	$1,000.00	$999.74	1.76%	$8.80
Hypothetical 5% Return
Class M	$1,000.00	$1,014.10	2.18%	$10.98
Class I	$1,000.00	$1,016.20	1.76%	$8.87
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$932.13	0.90%	$4.35
Hypothetical 5% Return	$1,000.00	$1,020.50	0.90%	$4.55

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

9 / Semi-Annual Report September 2015

Metropolitan West Funds

Summary of Portfolio Holdings

September 30, 2015 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. The “Distribution by Maturity” table is a percentage of market value. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ULTRA SHORT BOND FUND
Sector Diversification		Distribution by Maturity
U.S. Agency Mortgage-Backed	40.92%	0 to 1 years	43.10%
Corporate Bonds	18.40%	1 year to 3 years	36.08%
U.S. Agency Discount Notes	13.08%	3 years to 5 years	15.08%
Non-Agency Mortgage-Backed	7.39%	5 years to 10 years	5.07%
Commercial Mortgage-Backed	6.96%	10 years to 20 years	0.67%
Money Market RIC	5.65%	20 years +	0.00%
Asset-Backed Securities	3.15%
U.S. Agency Securities	3.08%
U.S. Treasury Securities	1.41%
Other *	(0.04)%
Total	100.00%	Total	100.00%

LOW DURATION BOND FUND
Sector Diversification		Distribution by Maturity
Non-Agency Mortgage-Backed	20.25%	0 to 1 years	19.35%
Corporate Bonds	19.66%	1 year to 3 years	50.73%
U.S. Treasury Securities	19.55%	3 years to 5 years	16.77%
U.S. Agency Mortgage-Backed	17.56%	5 years to 10 years	11.34%
Asset-Backed Securities	11.98%	10 years to 20 years	1.43%
Commercial Mortgage-Backed	6.36%	20 years +	0.38%
Money Market RIC	3.11%
U.S. Agency Securities	1.08%
Bank Loans	0.61%
Foreign Government Obligations	0.54%
Municipal Bonds	0.37%
Purchased Swaptions	0.01%
Other *	(1.08)%
Total	100.00%	Total	100.00%

Semi-Annual Report September 2015 / 10

INTERMEDIATE BOND FUND
Sector Diversification		Distribution by Maturity
U.S. Treasury Securities	42.02%	0 to 1 years	8.22%
Corporate Bonds	24.02%	1 year to 3 years	36.94%
U.S. Agency Mortgage-Backed	11.02%	3 years to 5 years	17.44%
Asset-Backed Securities	8.78%	5 years to 10 years	34.31%
Non-Agency Mortgage-Backed	7.61%	10 years to 20 years	2.92%
Commercial Mortgage-Backed	4.03%	20 years +	0.17%
Money Market RIC	1.34%
U.S. Agency Discount Notes	0.94%
U.S. Agency Securities	0.75%
Foreign Government Obligations	0.51%
Municipal Bonds	0.41%
Bank Loans	0.25%
U.S. Treasury Bills	0.03%
Other *	(1.71)%
Total	100.00%	Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification		Distribution by Maturity
U.S. Treasury Securities	29.04%	0 to 1 years	6.93%
U.S. Agency Mortgage-Backed	27.52%	1 year to 3 years	19.39%
Corporate Bonds	18.78%	3 years to 5 years	16.10%
Non-Agency Mortgage-Backed	9.60%	5 years to 10 years	40.37%
Asset-Backed Securities	8.13%	10 years to 20 years	7.89%
U.S. Agency Discount Notes	6.96%	20 years +	9.32%
Money Market RIC	3.74%
Commercial Mortgage-Backed	3.65%
U.S. Agency Securities	1.60%
Municipal Bonds	0.97%
Repurchase Agreements	0.74%
Commercial Paper	0.56%
Foreign Government Obligations	0.51%
Bank Loans	0.13%
U.S. Treasury Bills	0.06%
Put Options Purchased	0.01%
Purchased Swaptions	0.00%
Other *	(12.00)%
Total	100.00%	Total	100.00%

11 / Semi-Annual Report September 2015

HIGH YIELD BOND FUND
Sector Diversification		Distribution by Maturity
Corporate Bonds	80.81%	0 to 1 years	9.27%
Bank Loans	7.13%	1 year to 3 years	6.66%
Money Market RIC	7.09%	3 years to 5 years	29.15%
U.S. Agency Discount Notes	2.45%	5 years to 10 years	46.56%
Common Stock	2.37%	10 years to 20 years	5.86%
Non-Agency Mortgage-Backed	0.59%	20 years +	2.50%
Purchased Swaptions	0.09%
Other *	(0.53)%
Total	100.00%	Total	100.00%

UNCONSTRAINED BOND FUND
Sector Diversification		Distribution by Maturity
Non-Agency Mortgage-Backed	26.47%	0 to 1 years	25.98%
Corporate Bonds	21.20%	1 year to 3 years	17.38%
Commercial Mortgage-Backed	15.99%	3 years to 5 years	15.58%
Asset-Backed Securities	15.41%	5 years to 10 years	31.02%
U.S. Agency Mortgage-Backed	6.21%	10 years to 20 years	7.51%
Money Market RIC	6.07%	20 years +	2.53%
U.S. Agency Discount Notes	5.21%
U.S. Agency Securities	1.37%
Foreign Government Obligations	1.20%
Bank Loans	0.52%
Common Stock	0.38%
Municipal Bonds	0.34%
U.S. Treasury Bills	0.03%
Other *	(0.40)%
Total	100.00%	Total	100.00%

FLOATING RATE INCOME FUND
Sector Diversification		Distribution by Maturity
Bank Loans	77.94%	0 to 1 years	10.30%
Corporate Bonds	10.47%	1 year to 3 years	10.23%
Money Market RIC	4.79%	3 years to 5 years	31.46%
U.S. Agency Discount Notes	1.63%	5 years to 10 years	45.69%
U.S. Treasury Bills	1.37%	10 years to 20 years	0.28%
U.S. Agency Securities	1.25%	20 years +	2.04%
Other *	2.55%
Total	100.00%	Total	100.00%

Semi-Annual Report September 2015 / 12

STRATEGIC INCOME FUND
Sector Diversification		Distribution by Maturity
Non-Agency Mortgage-Backed	42.99%	0 to 1 years	19.18%
Corporate Bonds	14.37%	1 year to 3 years	19.79%
Asset-Backed Securities	13.54%	3 years to 5 years	20.86%
Money Market RIC	8.62%	5 years to 10 years	24.66%
U.S. Agency Mortgage-Backed	7.27%	10 years to 20 years	10.79%
Commercial Mortgage-Backed	5.91%	20 years +	4.72%
U.S. Treasury Bills	2.63%
U.S. Agency Discount Notes	2.42%
Common Stock	0.89%
U.S. Agency Securities	0.73%
Bank Loans	0.48%
Other *	0.15%
Total	100.00%	Total	100.00%

ALPHATRAK 500 FUND
Sector Diversification		Distribution by Maturity
U.S. Agency Discount Notes	31.86%	0 to 1 years	62.95%
Asset-Backed Securities	14.57%	1 year to 3 years	17.34%
U.S. Treasury Bills	13.72%	3 years to 5 years	8.58%
Non-Agency Mortgage-Backed	12.46%	5 years to 10 years	7.45%
Money Market RIC	10.70%	10 years to 20 years	2.76%
U.S. Agency Mortgage-Backed	6.57%	20 years +	0.92%
Corporate Bonds	6.34%
U.S. Agency Securities	2.18%
Commercial Mortgage-Backed	1.67%
Other *	(0.07)%
Total	100.00%	Total	100.00%

* Includes cash and equivalents, futures, foreign currency exchange contracts, options written, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended June 30, 2015. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

13 / Semi-Annual Report September 2015

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 81.31%
ASSET-BACKED SECURITIES — 3.15%**
Goal Capital Funding Trust, Series 2006-1, Class A3
0.45%	11/25/26	[2]	$109,765	$109,008
Nelnet Student Loan Trust, Series 2012-5A, Class A
0.79%	10/27/36	[2,3]	198,252	191,283
SLM Student Loan Trust, Series 2003-12, Class A5
0.62%	09/15/22	[2,3]	238,932	237,314
SLM Student Loan Trust, Series 2004-10, Class A6A
0.85%	04/27/26	[2,3]	770,000	761,089
SLM Student Loan Trust, Series 2004-3, Class A5
0.47%	07/25/23	[2]	721,871	708,618
SLM Student Loan Trust, Series 2005-8, Class A3
0.41%	10/25/24	[2]	413,077	411,970
SLM Student Loan Trust, Series 2006-4, Class A5
0.40%	10/27/25	[2]	592,445	590,433
SLM Student Loan Trust, Series 2007-7, Class A3
0.54%	04/25/17	[2]	318,201	317,705
SLM Student Loan Trust, Series 2008-5, Class A3
1.60%	01/25/18	[2]	248,930	249,201
SLM Student Loan Trust, Series 2008-8, Class A2
1.20%	10/25/17	[2]	61,242	61,223
SLM Student Loan Trust, Series 2012-6, Class A2
0.47%	09/25/19	[2]	359,292	357,942
SLM Student Loan Trust, Series 2013-4, Class A
0.74%	06/25/27	[2]	283,445	278,510
SLM Student Loan Trust, Series 2014-1, Class A2
0.57%	07/26/21	[2]	770,000	764,295

Total Asset-Backed Securities
(Cost $5,080,235)				5,038,591

CORPORATES — 18.40%*
Banking — 4.30%
Abbey National Treasury Services PLC/London (United Kingdom)
1.38%	03/13/17	[4]	400,000	400,127
Bank of America Corp.
1.50%	10/09/15		500,000	500,041
Bank of America N.A. (BKNT)
0.64%	06/15/17	[2]	750,000	745,205
5.30%	03/15/17		250,000	262,678

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Barclays Bank PLC (United Kingdom)
5.00%	09/22/16	[4]	$350,000	$362,935
Capital One Financial Co.
1.00%	11/06/15		700,000	700,128
HBOS PLC, Series E (MTN) (United Kingdom)
1.03%	09/30/16		325,000	323,781
JPMorgan Chase Bank N.A.
0.67%	06/13/16	[2]	1,550,000	1,546,408
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16		295,000	304,775
Macquarie Bank Ltd. (Australia)
0.79%	06/15/16	[2,3,4]	500,000	500,063
National City Bank (BKNT)
0.70%	06/07/17	[2]	700,000	696,012
UBS AG/Stamford CT (Switzerland)
0.88%	06/01/17	[2,4]	550,000	549,395

				6,891,548

Communications — 1.04%
AT&T, Inc., Series FRN
0.70%	02/12/16	[2]	750,000	749,343
Verizon Communications, Inc., Series FRN
1.87%	09/15/16	[2]	900,000	909,099

				1,658,442

Energy — 0.47%
Sabine Pass LNG LP
7.50%	11/30/16		100,000	102,250
Trans-Canada Pipelines Ltd. (Canada)
1.01%	06/30/16	[2,4]	650,000	651,477

				753,727

Finance — 4.43%
Citigroup, Inc.
1.26%	07/25/16	[2]	1,800,000	1,805,956
5.30%	01/07/16		275,000	278,184
Ford Motor Credit Co. LLC, Series FRN
1.56%	05/09/16	[2]	600,000	601,790
General Electric Capital Corp., Series G (MTN)
0.94%	07/12/16	[2]	500,000	502,291
General Motors Financial Co., Inc., Series 3YR
3.00%	09/25/17		650,000	656,906
Goldman Sachs Group, Inc.
3.63%	02/07/16		300,000	302,927
Goldman Sachs Group, Inc. (MTN)
1.60%	11/23/15		1,000,000	1,000,901

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 14

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
International Lease Finance Corp.
6.75%	09/01/16	[3]	$500,000	$517,500
Morgan Stanley
1.06%	01/05/18	[2]	400,000	400,070
1.75%	02/25/16		500,000	502,063
Morgan Stanley (MTN)
0.74%	10/18/16	[2]	260,000	259,448
Morgan Stanley, Series G (MTN)
5.45%	01/09/17		250,000	262,510

				7,090,546

Food — 0.30%
Kraft Heinz Foods Co.
1.60%	06/30/17	[3]	480,000	480,944

Health Care — 1.53%
AbbVie, Inc.
1.20%	11/06/15		725,000	725,326
Providence Health & Services
Obligated Group
0.93%	10/01/15	[2]	975,000	974,998
UnitedHealth Group, Inc.
0.74%	01/17/17	[2]	750,000	750,327

				2,450,651

Insurance — 0.16%
Metropolitan Life Global Funding I
0.82%	07/15/16	[2,3]	250,000	250,723

Real Estate Investment Trust (REIT) — 5.39%
AvalonBay Communities, Inc. (MTN)
5.75%	09/15/16		525,000	547,184
BioMed Realty LP
3.85%	04/15/16		463,000	467,666
ERP Operating LP
5.38%	08/01/16		500,000	518,141
HCP, Inc.
6.00%	01/30/17		1,100,000	1,159,611
Health Care REIT, Inc.
6.20%	06/01/16		600,000	618,635
Hospitality Properties Trust
6.30%	06/15/16		500,000	505,087
Kimco Realty Corp. (MTN)
5.58%	11/23/15		560,000	563,700
Mid-America Apartments LP
5.50%	10/01/15		900,000	900,000
Realty Income Corp.
5.50%	11/15/15		700,000	703,567
Reckson Operating Partnership LP
6.00%	03/31/16		500,000	511,556

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Ventas Realty LP/Ventas Capital Corp.
1.55%	09/26/16		$750,000	$752,464
Vereit Operating Partnership LP
2.00%	02/06/17		650,000	634,563
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[3]	750,000	749,901

				8,632,075

Retail — 0.47%
Walgreens Boots Alliance, Inc.
0.77%	05/18/16	[2]	745,000	744,663

Transportation — 0.31%
Continental Airlines Pass-Through Trust, Series 2000-1, Class A-1
8.05%	11/01/20		337,630	381,731
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G1
0.70%	08/15/16	[2]	119,186	118,739

				500,470

Total Corporates
(Cost $29,394,020)				29,453,789

MORTGAGE-BACKED — 55.27%**
Commercial Mortgage-Backed — 6.96%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4
5.32%	09/10/47	[2]	104,099	104,023
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class AAB
5.90%	06/11/40	[2]	315,660	316,455
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A3
5.74%	06/11/50		16,262	16,243
CD Commercial Mortgage Trust, Series 2006-CD3, Class A1S
5.61%	10/15/48		917,161	943,945
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A1
0.67%	10/15/45		448,209	447,419
Commercial Mortgage Trust, Series 2012-CR5, Class A2
1.68%	12/10/45		520,000	518,984
DBRR Trust, Series 2013-EZ3, Class A
1.64%	12/18/49	[2,3]	584,429	584,429
DBUBS Mortgage Trust, Series 2011-LX2A, Class A1
3.53%	07/10/44	[3]	759,481	799,920

See accompanying notes to Schedule of Portfolio Investments.

15 / Semi-Annual Report September 2015

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GE Capital Commercial Mortgage Corp. Series 2006-C1, Class A4
5.46%	03/10/44	[2]	$376,746	$378,254
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4
5.24%	11/10/45	[2]	367,488	367,696
GS Mortgage Securities Trust, Series 2006-GG6, Class A4
5.55%	04/10/38	[2]	1,065,252	1,066,946
GS Mortgage Securities Trust, Series 2011-GC3, Class A2
3.65%	03/10/44	[3]	573,576	574,724
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A1
1.08%	07/15/45		362,257	361,758
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[3]	96,513	96,515
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class ASB
5.69%	02/12/51		83,610	86,145
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class ASB
5.96%	06/15/49	[2]	169,686	174,368
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[3]	120,063	122,121
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3
4.39%	02/15/46	[3]	1,100,000	1,167,963
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A3
4.11%	07/15/46	[3]	980,000	1,035,466
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A
5.17%	12/12/49		397,375	411,263
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A1
0.74%	02/15/46		698,265	697,188
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A4
5.45%	02/12/44	[2]	800,000	831,482
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A2
5.42%	04/15/47		42,274	42,358

				11,145,665

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 7.39%
Aames Mortgage Investment Trust, Series 2002-1, Class A3 (STEP)
6.90%	06/25/32		$34,167	$33,299
Adjustable Rate Mortgage Trust, Series 2005-1, Class 1A1
3.02%	05/25/35	[2]	577,368	522,559
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A41
3.07%	02/25/36	[2]	150,002	148,501
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		7,583	8,077
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
3.14%	02/25/33	[2]	2,864	2,843
BCAP LLC Trust, Series 2007-AA1, Class 1A2
0.35%	02/25/47	[2]	281,250	262,863
Centex Home Equity Loan Trust, Series 2005-D, Class M1
0.62%	10/25/35	[2]	360,720	360,427
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
2.87%	02/25/34	[2]	107,388	105,434
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class MV1
0.84%	08/25/35	[2]	2,546	2,548
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.37%	03/25/37	[2]	1,657,088	1,631,392
Conseco Financial Corp., Series 1994-1, Class A5
7.65%	04/15/19		338	350
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		123,035	130,841
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR31, Class 4A2
2.57%	11/25/32	[2]	180,991	166,941
Credit Suisse Mortgage Trust, Series 2007-C5, Class AAB
5.62%	09/15/40	[2]	354,839	363,291
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	6,817	6,817
DSLA Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
0.59%	07/19/44	[2]	303,143	295,132
Equifirst Mortgage Loan Trust, Series 2005-1, Class M1
0.83%	04/25/35	[2]	134,100	134,404

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015   / 16

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Fremont Home Loan Trust, Series 2005-C, Class M1
0.68%	07/25/35	[2]	$260,928	$261,535
GE Mortgage Services LLC, Series 1998-HE1, Class A7
6.47%	06/25/28		41	41
GMAC Mortgage Corp. Loan Trust, Series 2003-GH1, Class A5 (STEP)
5.49%	07/25/34		17,609	17,941
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		1,431	1,433
GSAA Trust, Series 2006-2, Class 2A3
0.74%	12/25/35	[2]	83,494	83,525
Home Equity Loan Trust, Series 2007-3, Class APT
1.40%	11/20/36	[2]	498,641	498,418
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
0.97%	12/25/34	[2]	642,644	550,818
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
2.70%	10/25/34	[2]	512,993	495,707
IndyMac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[2]	44,821	45,912
JPMorgan Mortgage Trust, Series 2005-A2, Class 9A1
2.40%	04/25/35	[2]	495,852	496,012
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.75%	01/25/34	[2]	13,628	13,305
MASTR Adjustable Rate Mortgages Trust, Series 2004-12, Class 5A1
2.67%	10/25/34	[2]	616,353	589,000
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
1.62%	06/25/34	[2]	6,265	6,013
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2
0.30%	03/25/47	[2]	396,642	390,667
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.59%	10/25/32	[2]	65,977	65,966
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 2A
2.47%	12/25/32	[2]	211,072	209,962
Mid-State Trust, Series 2006, Class A4
7.79%	07/01/35		24,776	26,517
Residential Asset Mortgage Products, Inc., Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33		135,560	136,457

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11
7.13%	03/25/16		$49	$49
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A2
8.50%	11/25/31		34,570	13,476
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A8
6.50%	11/25/31		81,771	84,334
Residential Asset Securities Corp., Series 2004-IP2, Class 2A1
2.55%	12/25/34	[2]	228,990	230,660
Residential Asset Securities Corp., Series 2005-KS12, Class A3
0.51%	01/25/36	[2]	473,476	468,298
Residential Funding Mortgage Securities II, Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		7,929	7,918
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		177	177
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.33%	12/25/36	[2]	354,334	350,931
Springleaf Mortgage Loan Trust, Series 2013-1A, Class A
1.27%	06/25/58	[2,3]	1,538,436	1,540,890
Structured Asset Investment Loan Trust, Series 2005-5, Class M1
0.82%	06/25/35	[2]	127,037	127,374
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
2.31%	10/25/31	[2]	34,029	34,127
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[3,5]	3,870,220	55,220
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.97%	04/15/30	[2,5]	1,243	186
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
0.69%	06/25/35	[2]	343,995	266,804
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
1.60%	06/25/42	[2]	65,754	63,827
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
2.55%	06/25/33	[2]	191,159	191,748
Wells Fargo Home Equity Trust, Series 2005-4, Class AI3
0.57%	12/25/35	[2]	342,770	340,629

				11,841,596

See accompanying notes to Schedule of Portfolio Investments.

17 / Semi-Annual Report September 2015

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed — 40.92%
Fannie Mae Pool 111643
1.93%	09/01/20	[2]	$7,348	$7,446
Fannie Mae Pool 254548
5.50%	12/01/32		275,305	310,107
Fannie Mae Pool 523829
8.00%	11/01/19		53,119	57,449
Fannie Mae Pool 555098
2.42%	11/01/32	[2]	51,586	54,778
Fannie Mae Pool 555424
5.50%	05/01/33		178,982	200,927
Fannie Mae Pool 567002
8.00%	05/01/23		48,673	55,743
Fannie Mae Pool 646884
1.79%	05/01/32	[2]	4,690	4,821
Fannie Mae Pool 648860
6.50%	05/01/17		59,886	61,474
Fannie Mae Pool 655133
7.00%	08/01/32		24,886	28,720
Fannie Mae Pool 655151
7.00%	08/01/32		17,285	18,627
Fannie Mae Pool 745506
5.66%	02/01/16		266,463	266,762
Fannie Mae Pool 762525
6.50%	11/01/33		30,684	34,656
Fannie Mae Pool 770900
2.19%	04/01/34	[2]	330,869	348,131
Fannie Mae Pool 893489
2.48%	09/01/36	[2]	62,482	66,871
Fannie Mae Pool AD0538
6.00%	05/01/24		160,205	176,360
Fannie Mae Pool AE0443
6.50%	10/01/39		236,459	273,740
Fannie Mae Pool AL0561
3.74%	06/01/18		910,888	965,794
Fannie Mae Pool AL0851
6.00%	10/01/40		201,561	228,300
Fannie Mae REMICS, Series 1988-12, Class A
3.86%	02/25/18	[2]	11,987	12,255
Fannie Mae REMICS, Series 1993-80, Class S
10.64%	05/25/23	[2]	2,501	2,907
Fannie Mae REMICS, Series 2001-42, Class SB
8.50%	09/25/31	[2]	2,645	3,366
Fannie Mae REMICS, Series 2001-60, Class OF
1.14%	10/25/31	[2]	235,125	240,958

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2002-30, Class FB
1.20%	08/25/31	[2]	$318,822	$326,229
Fannie Mae REMICS, Series 2003-117, Class XF
0.55%	08/25/33	[2]	299,903	300,503
Fannie Mae REMICS, Series 2003-134, Class FC
0.79%	12/25/32	[2]	1,012,122	1,024,901
Fannie Mae REMICS, Series 2003-29, Class F
0.70%	12/25/32	[2]	609,234	611,418
Fannie Mae REMICS, Series 2003-64, Class KS
9.39%	07/25/18	[2]	89,136	97,584
Fannie Mae REMICS, Series 2004-38, Class FT
0.63%	10/25/33	[2]	737,161	740,964
Fannie Mae REMICS, Series 2004-60, Class FW
0.64%	04/25/34	[2]	921,838	930,240
Fannie Mae REMICS, Series 2004-79, Class F
0.50%	08/25/32	[2]	284,917	285,862
Fannie Mae REMICS, Series 2005-57, Class EG
0.49%	03/25/35	[2]	901,683	903,414
Fannie Mae REMICS, Series 2006-56, Class FD
0.44%	07/25/36	[2]	934,867	935,398
Fannie Mae REMICS, Series 2006-84, Class WF
0.49%	02/25/36	[2]	357,279	358,479
Fannie Mae REMICS, Series 2007-68, Class SC (IO)
6.50%	07/25/37	[2]	342,579	63,407
Fannie Mae REMICS, Series 2008-47, Class PF
0.69%	06/25/38	[2]	210,405	211,601
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		148,233	159,962
Fannie Mae REMICS, Series 2009-33, Class FB
1.01%	03/25/37	[2]	325,467	332,342
Fannie Mae REMICS, Series 2010-109, Class PF
0.59%	10/25/40	[2]	190,291	191,668
Fannie Mae REMICS, Series 2010-119, Class FK
0.70%	04/25/40	[2]	510,394	512,419

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015   / 18

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2010-35, Class FL
0.65%	07/25/38	[2]	$865,213	$868,846
Fannie Mae REMICS, Series 2011-71, Class FB
0.69%	05/25/37	[2]	431,647	435,972
Fannie Mae REMICS, Series 2011-8, Class PF
0.70%	01/25/40	[2]	455,232	458,110
Fannie Mae REMICS, Series 2012-19, Class FP
0.70%	12/25/39	[2]	1,355,305	1,363,309
Fannie Mae REMICS, Series 2012-33, Class F
0.71%	04/25/42	[2]	1,343,497	1,357,586
Fannie Mae REMICS, Series 2013-75, Class FC
0.44%	07/25/42	[2]	1,249,713	1,251,599
Fannie Mae REMICS. Series 2004-92, Class FD
0.55%	05/25/34	[2]	1,277,564	1,279,696
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[2]	33,161	44,217
Fannie Mae, Series 2004-96, Class MT
7.00%	12/25/34	[2]	10,049	11,499
Fannie Mae, Series 2010-26, Class S (IO)
6.03%	11/25/36	[2]	962,189	158,213
Fannie Mae, Series 2014-M12, Class FA
0.50%	10/25/21	[2]	597,016	600,234
Fannie Mae, Series 2014-M5, Class FA
0.56%	01/25/17	[2]	485,112	485,673
Fannie Mae, Series 2014-M6, Class FA
0.48%	12/25/17	[2]	728,300	724,844
Fannie Mae, Series 2014-M8, Class FA
0.46%	05/25/18	[2]	966,193	965,909
Freddie Mac Gold Pool C90237
6.50%	11/01/18		25,020	28,613
Freddie Mac Gold Pool C90474
7.00%	08/01/21		38,182	41,507
Freddie Mac Gold Pool D93410
6.50%	04/01/19		26,519	30,328
Freddie Mac Gold Pool G13107
5.50%	07/01/20		185,619	195,092
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class A2
4.19%	08/25/19		855,000	936,622
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010, Class A1
3.32%	07/25/20		555,925	577,681

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K502, Class A1
0.73%	12/25/16		$174,425	$174,656
Freddie Mac Non Gold Pool 775554
2.40%	10/01/18	[2]	1,895	1,912
Freddie Mac Non Gold Pool 865369
2.78%	06/01/22	[2]	201	203
Freddie Mac REMICS, Series 1526, Class L
6.50%	06/15/23		6,568	7,347
Freddie Mac REMICS, Series 2368, Class AF
1.15%	10/15/31	[2]	144,252	147,846
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		5,075	375
Freddie Mac REMICS, Series 2733, Class FB
0.81%	10/15/33	[2]	1,060,000	1,077,486
Freddie Mac REMICS, Series 2763, Class FC
0.55%	04/15/32	[2]	925,242	928,955
Freddie Mac REMICS, Series 2945, Class LD
4.00%	02/15/35		54,116	55,977
Freddie Mac REMICS, Series 2971, Class AB
5.00%	05/15/20		21,211	21,254
Freddie Mac REMICS, Series 2990, Class DE
0.58%	11/15/34	[2]	1,264,101	1,270,029
Freddie Mac REMICS, Series 2990, Class LE
0.52%	10/15/34	[2]	956,529	961,729
Freddie Mac REMICS, Series 3001, Class HS
16.26%	02/15/35	[2]	32,434	35,905
Freddie Mac REMICS, Series 3085, Class FW
0.90%	08/15/35	[2]	1,234,126	1,255,317
Freddie Mac REMICS, Series 3174, Class FM
0.44%	05/15/36	[2]	409,258	409,440
Freddie Mac REMICS, Series 3196, Class FA
0.55%	04/15/32	[2]	1,068,126	1,070,889
Freddie Mac REMICS, Series 3300, Class FA
0.51%	08/15/35	[2]	1,148,558	1,151,542
Freddie Mac REMICS, Series 3325, Class NF
0.51%	08/15/35	[2]	230,729	231,329

See accompanying notes to Schedule of Portfolio Investments.

19 / Semi-Annual Report September 2015

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3345, Class FP
0.41%	11/15/36	[2]	$9,422	$9,427
Freddie Mac REMICS, Series 3345, Class PF
0.39%	05/15/36	[2]	10,097	10,098
Freddie Mac REMICS, Series 3346, Class FA
0.44%	02/15/19	[2]	630,017	630,614
Freddie Mac REMICS, Series 3423, Class FA
0.70%	06/15/36	[2]	430,572	431,314
Freddie Mac REMICS, Series 3652, Class PF
0.95%	07/15/32	[2]	157,381	159,043
Freddie Mac REMICS, Series 3767, Class JF
0.50%	02/15/39	[2]	1,324,190	1,327,998
Freddie Mac REMICS, Series 3792, Class DF
0.60%	11/15/40	[2]	1,643,669	1,648,908
Freddie Mac REMICS, Series 3806, Class DF
0.60%	08/15/25	[2]	537,487	539,543
Freddie Mac REMICS, Series 3828, Class TF
0.61%	04/15/29	[2]	467,783	469,148
Freddie Mac REMICS, Series 3831, Class PV
5.00%	05/15/25		931,213	990,646
Freddie Mac REMICS, Series 3845, Class FQ
0.45%	02/15/26	[2]	914,549	916,500
Freddie Mac REMICS, Series 3895, Class BF
0.70%	07/15/41	[2]	543,691	549,063
Freddie Mac REMICS, Series 3946, Class FG
0.55%	10/15/39	[2]	879,203	883,045
Freddie Mac REMICS, Series 4109, Class KF
0.61%	05/15/32	[2]	1,416,823	1,419,541
Freddie Mac Strips, Series 263, Class F5
0.71%	06/15/42	[2]	825,747	834,295
Freddie Mac, Series KF02, Class A1
0.58%	07/25/20	[2]	461,353	462,804
Freddie Mac, Series KF05, Class A
0.55%	09/25/21	[2]	1,129,959	1,133,480
Freddie Mac, Series KS02, Class A
0.57%	08/25/23	[2]	981,138	983,591
Ginnie Mae II Pool 80546
1.63%	10/20/31	[2]	18,967	19,685

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80610
1.75%	06/20/32	[2]	$241,320	$249,219
Ginnie Mae II Pool 80614
1.63%	07/20/32	[2]	33,373	34,778
Ginnie Mae II Pool 80687
1.75%	04/20/33	[2]	169,251	174,938
Ginnie Mae II Pool 8339
1.63%	12/20/23	[2]	35,325	36,673
Ginnie Mae II Pool 8684
1.63%	08/20/25	[2]	48,878	50,900
Ginnie Mae II Pool MA0331
2.50%	08/20/42	[2]	515,375	533,308
Ginnie Mae, Series 2001-22, Class FK
0.55%	05/16/31	[2]	1,334,083	1,341,108
Ginnie Mae, Series 2001-51, Class FA
0.70%	10/16/31	[2]	1,390,782	1,402,307
Ginnie Mae, Series 2002-16, Class FV
0.61%	02/16/32	[2]	1,484,995	1,495,189
Ginnie Mae, Series 2002-20, Class FC
0.51%	03/16/32	[2]	580,650	581,063
Ginnie Mae, Series 2002-72, Class FB
0.62%	10/20/32	[2]	340,944	343,479
Ginnie Mae, Series 2002-72, Class FC
0.62%	10/20/32	[2]	325,174	327,591
Ginnie Mae, Series 2003-42, Class FA
0.60%	07/16/31	[2]	1,456,388	1,465,612
Ginnie Mae, Series 2004-2, Class FW
1.60%	01/16/34	[2]	489,029	514,598
Ginnie Mae, Series 2009-66, Class UF
1.21%	08/16/39	[2]	368,845	380,789
Ginnie Mae, Series 2009-92, Class FC
1.01%	10/16/39	[2]	354,948	361,244
Ginnie Mae, Series 2010-108, Class PF
0.62%	02/20/38	[2]	820,859	824,428
Ginnie Mae, Series 2010-2, Class FA
0.72%	05/20/37	[2]	724,865	726,301
Ginnie Mae, Series 2010-66, Class C
3.24%	04/16/42		271,707	273,241
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	4,765,842	97,207
Ginnie Mae, Series 2011-80, Class BF
0.55%	06/20/36	[2]	786,432	787,174
Ginnie Mae, Series 2012-10, Class FP
0.52%	01/20/41	[2]	643,905	644,148
Ginnie Mae, Series 2012-13, Class KF
0.52%	07/20/38	[2]	1,191,396	1,195,415
NCUA Guaranteed Notes, Series 2010-C1, Class A2
2.90%	10/29/20		802,952	808,327

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015   / 20

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2010-R1, Class A1
0.64%	10/07/20	[2]	$1,140,946	$1,146,829
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.56%	11/06/17	[2]	1,339,413	1,341,847
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.76%	12/08/20	[2]	969,908	976,879
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.72%	03/09/21	[2]	787,010	788,472
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.59%	03/11/20	[2]	527,572	529,230
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.57%	03/06/20	[2]	273,215	273,703
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.57%	04/06/20	[2]	349,183	349,238
NCUA Guaranteed Notes, Series 2011-R6, Class 1A
0.57%	05/07/20	[2]	17,253	17,254

				65,515,556

Total Mortgage-Backed
(Cost $87,953,718)				88,502,817

U.S. AGENCY SECURITIES — 3.08%
Federal Farm Credit Bank
0.22%	04/26/17	[2]	2,000,000	2,000,638
0.26%	04/17/17	[2]	1,280,000	1,281,219
0.40%	05/30/17	[2]	1,650,000	1,650,342

Total U.S. Agency Securities
(Cost $4,929,921)				4,932,199

U.S. TREASURY SECURITIES — 1.41%
U.S. Treasury Notes — 1.41%
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.13%	04/15/16	[6]	1,373,124	1,360,098
2.50%	07/15/16		880,396	894,600

Total U.S. Treasury Securities
(Cost $2,275,061)				2,254,698

Total Bonds – 81.31%
(Cost $129,632,955)				130,182,094

Issues	Maturity Date	Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 18.73%
Money Market Funds — 5.65%
Dreyfus Cash Advantage Fund
0.00%[7]		1,052,000	$1,052,000
Morgan Stanley Institutional Fund
0.00%[7]		8,001,000	8,001,000

			9,053,000

U.S. Agency Discount Notes — 13.08%
Fannie Mae
0.11%[8]	11/16/15	$1,310,000	1,309,908
0.15%[8]	11/04/15	1,300,000	1,299,932
0.16%[8]	11/03/15	1,710,000	1,709,915
Federal Home Loan Bank
0.04%[8]	10/02/15	3,000,000	2,999,997
0.08%[8]	10/07/15	1,675,000	1,674,970
0.11%[8]	10/28/15	2,905,000	2,904,956
0.16%[8]	11/04/15	1,000,000	999,948
0.17%[8]	01/21/16	1,620,000	1,619,396
0.18%[8]	11/18/15	6,420,000	6,419,531

			20,938,553

Total Short-Term Investments
(Cost $29,989,558)			29,991,553

Total Investments – 100.04%
(Cost $159,622,513)[1]			160,173,647

Liabilities in Excess of Other
Assets – (0.04)%			(58,759)

Net Assets – 100.00%			$160,114,888

Notes:

[1]	Cost for federal income tax purposes is $159,626,536 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,146,405
Gross unrealized (depreciation)	(599,295)

Net unrealized appreciation	$547,111

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2015.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $55,406, which is 0.03% of total net assets.
[6]	Inflation protected security. Principal amount reflects original security face amount.
[7]	Represents the current yield as of September 30, 2015.
[8]	Represents annualized yield at date of purchase.

See accompanying notes to Schedule of Portfolio Investments.

21 / Semi-Annual Report September 2015

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015   / 22

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 97.42%
ASSET-BACKED SECURITIES — 11.98%**
Access Group, Inc., Series 2015-1, Class A
0.89%	07/25/56	[2,3]	$4,001,260	$3,887,682
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.49%	04/25/35	[2,3]	486,790	449,024
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.41%	03/25/37	[2,3]	406,153	352,141
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.43%	07/25/37	[2,3]	3,524,685	2,993,247
Blue Hill CLO Ltd., Series 2013-1A, Class A (Cayman Islands)
1.77%	01/15/26	[2,3,4]	8,110,000	8,068,079
Brazos Higher Education Authority, Inc., Series 2003 I, Class A3
0.01%	09/26/22	[2]	2,215,695	2,204,431
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.53%	02/25/35	[2]	3,070,000	3,017,525
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
1.13%	02/25/30	[2]	285,968	284,049
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.28%	10/27/36	[2]	5,075,000	4,958,424
Chase Issuance Trust, Series 2014-A3, Class A3
0.41%	05/15/18	[2]	8,695,000	8,693,826
Citibank Credit Card Issuance Trust, Series 2014-A3, Class A3
0.40%	05/09/18	[2]	8,640,000	8,639,369
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
1.79%	04/15/27	[2,3,4]	9,280,000	9,246,184
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
0.99%	04/26/32	[2,3]	8,375,000	8,099,492
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
0.84%	08/27/46	[2,3]	8,076,227	7,600,300
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L
0.40%	05/25/23	[2,3]	1,031,518	1,025,839
GE Business Loan Trust, Series 2004-2A, Class A
0.43%	12/15/32	[2,3]	1,724,298	1,686,948
GE Business Loan Trust, Series 2005-1A, Class A3
0.46%	06/15/33	[2,3]	1,367,446	1,326,791
Goal Capital Funding Trust, Series 2006-1, Class A3
0.45%	11/25/26	[2]	1,561,803	1,551,028

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Goal Capital Funding Trust, Series 2006-1, Class B
0.78%	08/25/42	[2]	$3,810,890	$3,414,342
Honda Auto Receivables Owner Trust, Series 2013-4, Class A3
0.69%	09/18/17		7,806,778	7,803,269
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[3]	5,102,140	5,436,036
Limerock CLO II Ltd., Series 2014-2A, Class A (Cayman Islands)
1.79%	04/18/26	[2,3,4]	7,255,000	7,224,725
Magnetite XII CLO Ltd., Series 2015-12A, Class A (Cayman Islands)
1.79%	04/15/27	[2,3,4]	9,280,000	9,255,795
National Collegiate Student Loan Trust, Series 2006-1, Class A3
0.38%	05/25/26	[2]	584,879	584,170
National Collegiate Student Loan Trust, Series 2006-3, Class A3
0.34%	10/25/27	[2]	1,055,438	1,046,239
National Collegiate Student Loan Trust, Series 2007-1, Class A2
0.32%	11/27/28	[2]	373,163	369,966
National Collegiate Student Loan Trust, Series 2007-2, Class A2
0.32%	06/26/28	[2]	3,772,234	3,660,501
Navient Student Loan Trust, Series 2014-8, Class A2
0.63%	04/25/23	[2]	17,800,000	17,598,170
Nelnet Student Loan Trust, Series 2012-5A, Class A
0.79%	10/27/36	[2,3]	3,267,733	3,152,869
Nelnet Student Loan Trust, Series 2013-1A, Class A
0.79%	06/25/41	[2,3]	4,868,594	4,746,472
Nelnet Student Loan Trust, Series 2014-5A, Class A
0.74%	07/25/41	[2,3]	15,419,453	14,815,866
North Carolina State Education Authority, Series 2011-1, Class A3
0.01%	10/25/41	[2]	5,500,000	5,394,675
Northstar Education Finance, Inc., Series 2007-1, Class A1
0.01%	04/28/30	[2]	5,605,000	5,345,187
SLC Student Loan Trust I, Series 2002-2, Class B2
0.78%	07/01/42	[2,3]	4,100,000	3,176,815
SLC Student Loan Trust, Series 2004-1, Class B
0.61%	08/15/31	[2]	1,856,132	1,576,177
SLC Student Loan Trust, Series 2006-1, Class A4
0.42%	12/15/21	[2]	106,771	106,267

See accompanying notes to Schedule of Portfolio Investments.

23 / Semi-Annual Report September 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2007-1, Class A3
0.35%	11/15/21	[2]	$1,448,623	$1,445,302
SLC Student Loan Trust, Series 2007-1, Class A4
0.38%	05/15/29	[2]	8,000,000	7,615,812
SLM Student Loan Trust, Series 2003-11, Class A5
0.39%	12/15/22	[2,3]	5,302,585	5,238,949
SLM Student Loan Trust, Series 2003-12, Class A5
0.62%	09/15/22	[2,3]	5,206,540	5,171,289
SLM Student Loan Trust, Series 2004-1, Class A3
0.51%	04/25/23	[2]	146,432	145,380
SLM Student Loan Trust, Series 2004-10, Class A6A
0.85%	04/27/26	[2,3]	18,130,000	17,920,186
SLM Student Loan Trust, Series 2004-10, Class A6B
0.85%	04/27/26	[2,3]	17,630,000	17,470,012
SLM Student Loan Trust, Series 2004-2, Class B
0.77%	07/25/39	[2]	2,185,790	1,870,268
SLM Student Loan Trust, Series 2004-5A, Class A5
0.90%	10/25/23	[2,3]	5,702,717	5,694,063
SLM Student Loan Trust, Series 2004-7, Class A5
0.47%	01/27/20	[2]	365,948	363,925
SLM Student Loan Trust, Series 2004-8, Class B
0.76%	01/25/40	[2]	811,198	693,931
SLM Student Loan Trust, Series 2004-9, Class A5
0.45%	01/27/20	[2]	214,115	212,454
SLM Student Loan Trust, Series 2005-10, Class A4
0.41%	10/25/19	[2]	4,300,070	4,286,170
SLM Student Loan Trust, Series 2005-2, Class A5
0.39%	04/27/20	[2]	2,092,219	2,091,638
SLM Student Loan Trust, Series 2005-4, Class B
0.48%	07/25/40	[2]	2,715,202	2,283,473
SLM Student Loan Trust, Series 2005-5, Class A3
0.40%	04/25/25	[2]	473,055	469,213
SLM Student Loan Trust, Series 2005-8, Class A3
0.41%	10/25/24	[2]	1,565,635	1,561,441
SLM Student Loan Trust, Series 2005-8, Class A4
1.05%	01/25/28	[2]	9,485,000	9,362,937

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2006-2, Class A6
0.47%	01/25/41	[2]	$6,000,000	$5,291,118
SLM Student Loan Trust, Series 2006-4, Class A5
0.40%	10/27/25	[2]	5,108,324	5,090,976
SLM Student Loan Trust, Series 2006-5, Class A5
0.41%	01/25/27	[2]	9,000,000	8,750,938
SLM Student Loan Trust, Series 2006-8, Class A6
0.46%	01/25/41	[2]	6,000,000	5,213,263
SLM Student Loan Trust, Series 2007-1, Class A5
0.39%	01/26/26	[2]	2,970,000	2,824,419
SLM Student Loan Trust, Series 2007-2, Class A2
0.30%	07/25/17	[2]	97,861	97,810
SLM Student Loan Trust, Series 2007-6, Class A4
0.68%	10/25/24	[2]	4,330,000	4,093,309
SLM Student Loan Trust, Series 2007-6, Class B
1.15%	04/27/43	[2]	959,073	799,205
SLM Student Loan Trust, Series 2007-7, Class A3
0.54%	04/25/17	[2]	2,249,908	2,246,397
SLM Student Loan Trust, Series 2008-2, Class B
1.50%	01/25/29	[2]	1,095,000	885,662
SLM Student Loan Trust, Series 2008-3, Class B
1.50%	04/25/29	[2]	1,095,000	909,619
SLM Student Loan Trust, Series 2008-4, Class B
2.15%	04/25/29	[2]	1,095,000	997,885
SLM Student Loan Trust, Series 2008-5, Class A3
1.60%	01/25/18	[2]	2,298,711	2,301,220
SLM Student Loan Trust, Series 2008-5, Class B
2.15%	07/25/29	[2]	1,095,000	1,014,496
SLM Student Loan Trust, Series 2008-6, Class B
2.15%	07/25/29	[2]	1,095,000	1,040,578
SLM Student Loan Trust, Series 2008-7, Class B
2.15%	07/25/29	[2]	1,095,000	962,677
SLM Student Loan Trust, Series 2008-8, Class A4
1.80%	04/25/23	[2]	8,200,000	8,243,185
SLM Student Loan Trust, Series 2008-8, Class B
2.55%	10/25/29	[2]	1,095,000	1,048,955

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 24

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-9, Class A
1.80%	04/25/23	[2]	$14,588,618	$14,639,152
SLM Student Loan Trust, Series 2008-9, Class B
2.55%	10/25/29	[2]	1,095,000	1,056,954
SLM Student Loan Trust, Series 2011-1, Class A1
0.71%	03/25/26	[2]	494,128	486,947
SLM Student Loan Trust, Series 2012-1, Class A2
0.64%	11/25/20	[2]	1,990,032	1,985,129
SLM Student Loan Trust, Series 2012-1, Class A3
1.14%	09/25/28	[2]	7,470,000	7,484,761
SLM Student Loan Trust, Series 2012-5, Class A2
0.49%	06/25/19	[2]	1,497,766	1,485,740
SLM Student Loan Trust, Series 2012-6, Class A2
0.47%	09/25/19	[2]	900,797	897,411
SLM Student Loan Trust, Series 2012-6, Class A3
0.94%	05/26/26	[2]	8,877,000	8,704,851
SLM Student Loan Trust, Series 2012-7, Class A2
0.47%	09/25/19	[2]	13,931,189	13,807,494
SLM Student Loan Trust, Series 2012-7, Class A3
0.84%	05/26/26	[2]	4,460,000	4,313,569
SLM Student Loan Trust, Series 2013-1, Class A2
0.44%	09/25/19	[2]	980,240	972,301
SLM Student Loan Trust, Series 2013-3, Class A2
0.49%	05/26/20	[2]	7,631,273	7,587,225
SLM Student Loan Trust, Series 2013-4, Class A
0.74%	06/25/27	[2]	6,452,095	6,339,758
SLM Student Loan Trust, Series 2013-5, Class A2
0.59%	10/26/20	[2]	7,776,029	7,741,869
SLM Student Loan Trust, Series 2013-6, Class A2
0.69%	02/25/21	[2]	8,830,000	8,792,137
SLM Student Loan Trust, Series 2014-1, Class A3
0.79%	02/26/29	[2]	6,865,000	6,737,985
SLM Student Loan Trust, Series 2014-2, Class A2
0.54%	10/25/21	[2]	4,665,000	4,605,495
South Carolina Student Loan Corp., Series 2005, Class A2
0.40%	12/01/20	[2]	443,996	443,771

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[3]	$2,910,061	$3,033,739

Total Asset-Backed Securities
(Cost $408,830,866)				405,616,363

BANK LOANS — 0.61%*
Communications — 0.06%
Level 3 Financing, Inc., Term Loan B, 1st Lien
3.50%	05/31/22	[2]	2,000,000	1,987,500

Electric — 0.07%
Chief Power Finance LLC, Term Loan B, 1st Lien
5.75%	12/31/20	[2]	2,481,250	2,481,250

Finance — 0.15%
ILFC AIG, Term Loan B, 1st Lien
3.50%	02/27/21	[2]	4,896,507	4,891,708

Health Care — 0.29%
HCA, Inc., Term Loan B4, 1st Lien
2.93%	05/01/18	[2]	5,959,755	5,961,632
Valeant Pharmaceuticals International, Inc., Term Loan B, 1st Lien (Canada)
4.50%	05/30/20	[2,4]	3,831,516	3,781,227

				9,742,859

Services — 0.04%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.72%	01/15/38	[2,4]	1,416,667	1,459,167

Total Bank Loans
(Cost $20,537,720)				20,562,484

CORPORATES — 19.66%*
Banking — 3.45%
Bank of America Corp.
6.50%	08/01/16		8,200,000	8,566,015
Bank of America Corp. (MTN)
5.65%	05/01/18		300,000	327,832
8.68%	05/02/17	[2]	30,000	30,825
8.95%	05/18/17	[2]	30,000	31,014
9.57%	06/06/17	[2]	5,184,000	5,411,059
Bank of America N.A. (BKNT)
0.62%	06/15/16	[2]	8,600,000	8,581,878
0.64%	06/15/17	[2]	2,500,000	2,484,015
5.30%	03/15/17		3,850,000	4,045,234
6.10%	06/15/17		7,100,000	7,617,410
Capital One Bank USA N.A. (BKNT)
2.15%	11/21/18		4,295,000	4,285,000

See accompanying notes to Schedule of Portfolio Investments.

25 / Semi-Annual Report September 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Capital One Financial Co.
1.00%	11/06/15		$7,600,000	$7,601,391
Credit Suisse/New York (Switzerland)
3.00%	10/29/21	[4]	1,000,000	998,692
HBOS PLC, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[3,4]	1,669,000	1,839,987
JPMorgan Chase & Co.
2.20%	10/22/19		5,000,000	4,980,072
3.45%	03/01/16		5,300,000	5,357,947
JPMorgan Chase Bank N.A.
0.67%	06/13/16	[2]	4,250,000	4,240,150
JPMorgan Chase Bank N.A. (BKNT)
6.00%	10/01/17		12,700,000	13,727,646
Lloyds TSB Bank PLC (United Kingdom)
4.88%	01/21/16	[4]	10,380,000	10,510,476
Macquarie Bank Ltd. (Australia)
0.79%	06/15/16	[2,3,4]	4,350,000	4,350,550
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18	[4]	1,500,000	1,555,859
Royal Bank of Scotland PLC (United Kingdom)
1.88%	03/31/17	[4]	625,000	623,611
6.40%	10/21/19	[4]	3,000,000	3,373,287
UBS AG/Stamford CT (MTN) (Switzerland)
1.03%	03/26/18	[2,4]	8,000,000	7,998,972
2.38%	08/14/19	[4]	3,300,000	3,306,186
UBS AG/Stamford CT (Switzerland)
0.88%	06/01/17	[2,4]	5,000,000	4,994,500

				116,839,608

Communications — 0.96%
AT&T, Inc.
1.26%	06/30/20	[2]	11,000,000	10,921,614
CCO Safari II LLC
4.46%	07/23/22	[3]	3,415,000	3,413,975
DISH DBS Corp.
4.25%	04/01/18		800,000	779,000
Verizon Communications, Inc.
1.10%	06/17/19	[2]	5,750,000	5,716,730
2.09%	09/14/18	[2]	2,950,000	3,037,923
Verizon Communications, Inc. (WI)
2.63%	02/21/20		3,708,000	3,722,828
Verizon Communications, Inc., Series FRN
0.73%	06/09/17	[2]	5,000,000	4,982,085

				32,574,155

Electric — 1.08%
AES Corp.
3.32%	06/01/19	[2]	1,500,000	1,432,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
FirstEnergy Corp., Series A
2.75%	03/15/18		$6,000,000	$6,020,505
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[3]	6,036	6,066
Homer City Generation LP (PIK)
8.14%	10/01/19	[5]	7,210,260	7,246,311
Ipalco Enterprises, Inc. (WI)
5.00%	05/01/18		3,426,000	3,594,408
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		14,109,000	16,026,314
W3A Funding Corp.
8.09%	01/02/17		2,103,054	2,106,185

				36,432,289

Energy — 1.43%
Boardwalk Pipelines LLC
5.50%	02/01/17		3,300,000	3,398,480
5.88%	11/15/16		4,000,000	4,136,988
Columbia Pipeline Group, Inc.
2.45%	06/01/18	[3]	1,936,000	1,940,983
El Paso Pipeline Partners Operating Co. LLC
4.10%	11/15/15		3,000,000	3,008,583
Energy Transfer Partners LP
2.50%	06/15/18		6,000,000	5,977,230
3.32%	11/01/66	[2]	3,746,000	2,772,040
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[3]	3,320,000	3,833,267
Panhandle Eastern Pipeline Co. LP
8.13%	06/01/19		1,000,000	1,169,361
Rockies Express Pipeline LLC
6.00%	01/15/19	[3]	1,500,000	1,485,000
Sabine Pass LNG LP
7.50%	11/30/16		6,652,000	6,801,670
7.50%	11/30/16	[3]	2,875,000	2,939,687
Tennessee Gas Pipeline Co. LLC
8.00%	02/01/16		8,673,000	8,857,952
Trans-Canada Pipelines Ltd. (Canada)
1.01%	06/30/16	[2,4]	2,065,000	2,069,694

				48,390,935

Finance — 5.11%
Chase Capital II, Series B
0.80%	02/01/27	[2]	2,398,000	2,063,736
Chase Capital VI
0.93%	08/01/28	[2]	1,000,000	865,000
CIT Group, Inc.
5.00%	05/15/17		3,150,000	3,236,625
Citigroup, Inc.
1.26%	07/25/16	[2]	11,849,000	11,888,208

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 26

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
2.50%	09/26/18		$10,000,000	$10,146,770
2.50%	07/29/19		3,000,000	3,021,514
Ford Motor Credit Co. LLC
0.85%	09/08/17	[2]	1,440,000	1,411,507
1.26%	01/09/18	[2]	8,000,000	7,931,720
8.00%	12/15/16		1,325,000	1,425,011
Ford Motor Credit Co. LLC, Series FRN
1.56%	05/09/16	[2]	8,000,000	8,023,864
General Electric Capital Corp. (MTN)
0.68%	05/05/26	[2]	6,300,000	5,970,426
General Electric Capital Corp., Series G (MTN)
0.94%	07/12/16	[2]	5,485,000	5,510,132
General Motors Financial Co., Inc., Series 3YR
3.00%	09/25/17		11,000,000	11,116,875
Goldman Sachs Group, Inc.
1.00%	05/22/17	[2]	3,000,000	2,999,541
1.31%	10/23/19	[2]	5,000,000	5,019,778
5.35%	01/15/16		6,750,000	6,836,352
5.95%	01/18/18		4,625,000	5,054,482
6.15%	04/01/18		3,500,000	3,856,062
6.25%	09/01/17		1,475,000	1,603,340
Goldman Sachs Group, Inc. (MTN)
1.60%	11/23/15		9,805,000	9,813,835
Goldman Sachs Group, Inc., Series GLOB
2.38%	01/22/18		1,000,000	1,013,110
International Lease Finance Corp.
6.75%	09/01/16	[3]	6,000,000	6,210,000
7.13%	09/01/18	[3]	3,816,000	4,211,910
JPMorgan Chase Capital XIII, Series M
1.28%	09/30/34	[2]	2,465,000	2,101,413
JPMorgan Chase Capital XXI, Series U
1.25%	02/02/37	[2]	5,250,000	4,108,125
JPMorgan Chase Capital XXIII
1.32%	05/15/47	[2]	7,950,000	6,131,437
Morgan Stanley
0.77%	10/15/15	[2]	2,830,000	2,830,226
1.06%	01/05/18	[2]	6,000,000	6,001,050
3.80%	04/29/16		3,800,000	3,864,638
Morgan Stanley (MTN)
5.63%	09/23/19		2,000,000	2,240,169
Morgan Stanley, Series G (MTN)
6.63%	04/01/18		8,000,000	8,911,376
SL Green Realty Corp.
5.00%	08/15/18		8,000,000	8,540,824
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	8,966,000	9,039,969

				172,999,025

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food — 0.16%
Kraft Heinz Foods Co.
1.60%	06/30/17	[3]	$5,274,000	$5,284,369

Health Care — 1.31%
Actavis Funding SCS (Luxembourg)
1.42%	03/12/18	[2,4]	10,825,000	10,791,388
Catholic Health Initiatives
2.60%	08/01/18		13,000,000	13,290,388
HCA, Inc.
3.75%	03/15/19		1,000,000	1,000,000
Providence Health & Services Obligated Group
0.93%	10/01/15	[2]	3,000,000	2,999,994
1.13%	10/01/16	[2]	2,750,000	2,758,385
1.28%	10/01/17	[2]	11,940,000	12,000,529
Tenet Healthcare Corp.
3.84%	06/15/20	[2,3]	1,600,000	1,591,000

				44,431,684

Industrials — 0.06%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
3.34%	12/15/19	[2,3,4]	2,150,000	2,080,125

Insurance — 0.62%
Berkshire Hathaway, Inc.
2.20%	08/15/16		1,010,000	1,024,075
Metropolitan Life Global Funding I
0.82%	07/15/16	[2,3]	2,000,000	2,005,786
1.88%	06/22/18	[3]	7,500,000	7,560,019
Nationwide Mutual Insurance Co.
2.63%	12/15/24	[2,3]	3,550,000	3,400,637
New York Life Global Funding
1.13%	03/01/17	[3]	7,000,000	7,005,831

				20,996,348

Materials — 0.07%
Rio Tinto Finance USA PLC, Series FRN (United Kingdom)
1.17%	06/17/16	[2,4]	2,380,000	2,381,975

Real Estate Investment Trust (REIT) — 4.09%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		5,800,000	5,796,004
BioMed Realty LP
3.85%	04/15/16		2,500,000	2,525,197
Essex Portfolio LP
5.50%	03/15/17		6,820,000	7,176,236
HCP, Inc.
6.00%	01/30/17		16,073,000	16,944,028
HCP, Inc. (MTN)
6.30%	09/15/16		7,600,000	7,930,501

See accompanying notes to Schedule of Portfolio Investments.

27 / Semi-Annual Report September 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Health Care REIT, Inc.
3.63%	03/15/16		$3,000,000	$3,030,125
4.70%	09/15/17		6,291,000	6,631,953
Hospitality Properties Trust
6.30%	06/15/16		5,737,000	5,795,365
Kilroy Realty LP
5.00%	11/03/15		5,625,000	5,641,403
Kimco Realty Corp. (MTN)
5.78%	03/15/16		1,954,000	1,994,078
Mid-America Apartments LP
5.50%	10/01/15		9,640,000	9,640,000
6.05%	09/01/16		3,225,000	3,348,706
Realty Income Corp.
5.50%	11/15/15		9,815,000	9,865,012
UDR, Inc. (MTN)
5.25%	01/15/16		6,425,000	6,497,496
Ventas Realty LP/Ventas Capital Corp.
1.55%	09/26/16		15,485,000	15,535,868
2.00%	02/15/18		4,935,000	4,955,322
Vereit Operating Partnership LP
2.00%	02/06/17		14,000,000	13,667,500
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[3]	11,500,000	11,498,487

				138,473,281

Retail — 0.39%
Walgreens Boots Alliance, Inc.
0.77%	05/18/16	[2]	13,000,000	12,994,111

Transportation — 0.93%
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		1,359,692	1,461,669
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		10,652,609	11,431,581
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		67,984	70,296
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20		3,079,001	3,323,397
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	10/02/22		2,369,726	2,571,153
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G2
0.77%	11/15/16	[2]	7,725,000	7,618,781

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
UAL Pass-Through Trust, Series 2009-1, Class 1
10.40%	11/01/16		$2,448,292	$2,631,914
UAL Pass-Through Trust, Series 2009-2A, Class 2
9.75%	01/15/17		2,261,316	2,440,819

				31,549,610

Total Corporates
(Cost $659,343,316)				665,427,515

MORTGAGE-BACKED — 44.17%**
Commercial Mortgage-Backed — 6.36%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4
5.32%	09/10/47	[2]	1,306,593	1,305,634
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-3, Class A4
5.89%	07/10/44	[2]	5,424,250	5,518,305
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16,
Class AAB
5.90%	06/11/40	[2]	2,759,682	2,766,629
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.35%	09/10/45	[2,3,6]	24,881,755	2,201,189
Commercial Mortgage Trust, Series 2012-CR4, Class A2
1.80%	10/15/45		8,580,000	8,611,017
Credit Suisse Mortgage Trust, Series 2006-C4 A3
5.47%	09/15/39		7,159,703	7,316,697
Credit Suisse Mortgage Trust, Series 2007-C4, Class AAB
6.15%	09/15/39	[2]	983,241	1,003,854
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1
3.74%	11/10/46	[3]	10,537,787	10,587,148
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2
3.39%	07/10/44	[3]	16,723,046	16,914,432
GE Business Loan Trust, Series 2006-2A, Class A
0.39%	11/15/34	[2,3]	5,483,348	5,207,182
GE Commercial Mortgage Corp., Series 2007-C1, Class A1A
5.48%	12/10/49	[2]	18,200,468	19,067,742
GS Mortgage Securities Trust, Series 2011-GC5, Class A2
3.00%	08/10/44		15,237,191	15,415,645
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A1A
5.40%	05/15/45		1,666,391	1,709,359

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 28

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A4
5.40%	05/15/45		$5,693,683	$5,786,012
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[3]	1,487,009	1,487,045
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3SF
0.36%	05/15/47	[2]	8,044,279	7,999,002
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class ASB
5.86%	02/15/51		3,275,002	3,373,850
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class ASB
5.69%	02/12/51		992,482	1,022,576
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class ASB
5.96%	06/15/49	[2]	6,519,911	6,699,786
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A3
6.14%	02/15/51	[2]	132,932	133,041
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class A1
3.85%	06/15/43	[3]	649,607	648,608
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A1
2.75%	11/15/43	[3]	3,542,162	3,581,001
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[3]	3,073,611	3,126,308
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3
4.39%	02/15/46	[3]	17,565,000	18,650,245
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A3
4.11%	07/15/46	[3]	3,275,000	3,460,358
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A2
3.15%	08/15/46		12,259,917	12,482,986
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class ASB
3.68%	08/15/46		1,513,000	1,599,398

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4
5.16%	02/15/31		$2,333,152	$2,337,077
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2
5.30%	11/15/38		2,414,460	2,430,698
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	08/15/49		4,703,352	4,776,802
UBS Commercial Mortgage Trust, Series 2012-C1, Class A1
1.03%	05/10/45		1,158,683	1,158,897
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5
5.22%	01/15/41	[2]	470,707	470,398
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4
5.31%	11/15/48		6,763,061	6,964,591
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A
5.61%	05/15/46	[2]	15,215,770	15,797,215
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2
3.79%	02/15/44	[3]	8,232,970	8,251,166
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A2
3.45%	06/15/44	[3]	5,412,690	5,469,875

				215,331,768

Non-Agency Mortgage-Backed — 20.25%
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.41%	02/25/37	[2]	12,000,000	9,704,274
ACE Securities Corp., Series 2005-HE6, Class A1
0.45%	10/25/35	[2]	8,538,377	8,515,890
American Home Mortgage Assets, Series 2007-4, Class A2
0.38%	08/25/37	[2]	989,616	974,004
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M1
0.62%	07/25/35	[2]	1,696,934	1,696,955
Ameriquest Mortgage Securities, Inc., Series 2006-R2, Class A1
0.37%	04/25/36	[2]	16,389,168	16,141,953
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		21,245	22,233
Argent Securities, Inc., Series 2005-W2, Class A1
0.45%	10/25/35	[2]	16,439,885	16,312,065

See accompanying notes to Schedule of Portfolio Investments.

29 / Semi-Annual Report September 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33		$16,485,284	$16,910,488
Banc of America Funding Corp., Series 2015-R2, Class 9A1
0.41%	03/25/37	[2,3]	13,880,755	13,433,273
Banc of America Funding Corp., Series 2015-R3, Class 8A1
0.34%	06/28/36	[2,3]	9,766,184	9,706,579
Banc of America Funding Corp., Series 2015-R4, Class 3A1
0.33%	07/25/36	[2,3]	13,205,429	12,392,110
Banco de Credito Y Securitizacion SA, Series 2001-1, Class AF (Argentina)[1]
8.00%	06/30/20	[3,4,6,7]	7,000	560
BCAP LLC Trust, Series 2007-AA1, Class 1A2
0.35%	02/25/47	[2]	4,326,916	4,044,040
BCAP LLC Trust, Series 2008-IND2, Class A1
1.84%	04/25/38	[2]	16,279,351	16,229,911
BCAP LLC Trust, Series 2011-RR5, Class 2A3
3.00%	06/26/37	[2,3]	4,276,814	4,293,772
BCAP LLC Trust, Series 2012-R11, Class 11A1
2.71%	09/26/36	[2,3]	7,883,974	7,946,255
BCAP LLC Trust, Series 2012-RR11, Class 1A1
0.34%	01/26/37	[2,3]	10,752,509	10,672,897
BCAP LLC Trust, Series 2013-RR2, Class 5A1
2.66%	03/26/36	[2,3]	5,957,849	6,031,535
BCAP LLC Trust, Series 2013-RR5, Class 2A1
2.13%	03/26/37	[2,3]	11,719,050	11,724,206
Bear Stearns ARM Trust, Series 2004-3, Class 4A
2.83%	07/25/34	[2]	5,392,530	5,255,064
Bear Stearns ARM Trust, Series 2005-2, Class A1
2.68%	03/25/35	[2]	5,078,832	5,112,164
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class M1
0.74%	11/25/35	[2]	1,160,469	1,162,489
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD1, Class 1A3
0.59%	08/25/43	[2]	755,593	746,516
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)[1]
8.00%	01/31/20	3,4,6,7,†	9,000	3

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
CC Mortgage Funding Corp., Series 2005-2A, Class A1
0.37%	05/25/36	[2,3]	$1,686,090	$1,479,235
Chase Mortgage Finance Corp., Series 2002-2, Class 2M1
1.09%	02/25/32	[2]	337,628	326,296
Chase Mortgage Finance Corp., Series 2007-A1, Class 8A1
2.62%	02/25/37	[2]	18,119,913	18,356,260
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A3
2.62%	07/25/37	[2]	3,725,824	3,777,334
CIM Trust, Series 2015-3AG, Class A1
1.94%	10/25/57	[2,3]	13,905,896	13,833,090
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
2.87%	02/25/34	[2]	228,797	224,632
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M1
0.65%	09/25/35	[2]	6,018,123	6,009,241
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class A3
0.34%	11/25/36	[2]	9,351,889	9,332,661
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.37%	03/25/37	[2]	1,093,678	1,076,719
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2C
1.49%	07/25/37	[2]	90,000	76,922
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		3,685,365	4,031,837
Conseco Financial Corp., Series 1994-1, Class A5
7.65%	04/15/19		19,957	20,642
Conseco Financial Corp., Series 1996-1, Class M1
7.00%	03/15/27	[2]	1,166,770	1,181,267
Conseco Financial Corp., Series 1997-2, Class A7
7.62%	06/15/28	[2]	1,115,320	1,151,362
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	866,011	913,984
Conseco Financial Corp., Series 1997-7, Class A9
7.37%	07/15/29	[2]	2,603,826	2,708,971
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[2]	12,856	13,277

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 30

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
2.58%	08/25/34	[2]	$28,986	$28,201
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR1, Class 5A1
2.39%	02/25/34	[2]	4,272,994	4,320,830
Credit Suisse First Boston Mortgage Securities Corp., Series 2013-7R, Class 5A1
0.44%	07/26/36	[2,3]	4,144,849	3,778,814
Credit Suisse Mortgage Trust, Series 2007-C1, Class AAB
5.34%	02/15/40		633,813	640,482
Credit Suisse Mortgage Trust, Series 2014-9R, Class 8A1
0.35%	10/27/36	[2,3]	4,552,779	4,385,548
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB7, Class AF3 (STEP)
4.04%	11/25/35		1,259,663	1,311,233
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
3.39%	01/25/36		2,726,670	2,039,994
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.50%	02/25/37		14,735,760	10,965,808
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
0.25%	04/25/37	[2]	4,008,172	2,680,925
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	233,054	233,035
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1A
0.43%	03/19/45	[2]	2,022,386	1,828,947
Encore Credit Receivables Trust, Series 2005-3, Class M1
0.66%	10/25/35	[2]	19,433	19,475
FBR Securitization Trust, Series 2005-02, Class M1
0.91%	09/25/35	[2]	15,934,279	15,835,773
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2004-FF5, Class A3C
1.19%	08/25/34	[2]	1,687,208	1,690,186
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF6, Class M1
0.61%	05/25/36	[2]	2,009,404	1,989,442

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.37%	06/25/37	[2]	$16,201,451	$10,578,591
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.20%	09/25/34	[2]	18,760	18,417
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 2A2
2.59%	02/25/35	[2]	2,451,898	2,465,376
GE Business Loan Trust, Series 2007-1A, Class A
0.38%	04/16/35	[2,3]	2,826,281	2,675,889
GMAC Mortgage Corp. Loan Trust, Series 2000-HE2, Class A1
0.63%	06/25/30	[2]	361,989	337,153
GSAA Home Equity Trust, Series 2005-9, Class 1A1
0.47%	08/25/35	[2]	4,437,818	4,290,775
GSAMP Trust, Series 2005-HE4, Class M1
0.64%	07/25/45	[2]	3,378,891	3,402,838
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.70%	09/25/35	[2]	3,326,422	3,344,827
GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1
2.80%	11/25/35	[2]	1,623,108	1,551,930
GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A1
0.38%	08/25/46	[2]	5,327,735	5,197,706
Home Equity Asset Trust, Series 2006-4, Class 2A3
0.36%	08/25/36	[2]	8,429,736	8,393,143
Home Equity Loan Trust, Series 2006-3, Class A4
0.46%	03/20/36	[2]	5,111,044	5,077,807
Home Equity Loan Trust, Series 2007-1, Class AS
0.42%	03/20/36	[2]	5,537,571	5,522,338
Impac CMB Trust, Series 2005-5, Class A1
0.83%	08/25/35	[2]	3,186,239	2,881,182
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
0.97%	12/25/34	[2]	413,258	354,208
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
0.99%	11/25/34	[2]	1,424,672	1,240,304
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		794,688	825,971

See accompanying notes to Schedule of Portfolio Investments.

31 / Semi-Annual Report September 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 (STEP)
3.43%	10/25/35		$2,313,764	$2,230,727
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV4
0.47%	03/25/47	[2]	50,000	35,473
JPMorgan Mortgage Trust, Series 2005-A3, Class 5A3
2.77%	06/25/35	[2]	92,002	85,367
JPMorgan Mortgage Trust, Series 2007-A1, Class 1A1
2.76%	07/25/35	[2]	2,866,101	2,881,498
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.62%	07/25/35	[2]	688,154	700,623
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		2,322,794	2,396,629
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		1,925,812	2,020,452
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class AIOC (IO)
0.55%	04/15/40	[2,6]	187,245,279	4,144,964
Long Beach Mortgage Loan Trust, Series 2005-2, Class M3
0.93%	04/25/35	[2]	2,584,323	2,589,272
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
2.64%	01/25/34	[2]	24,092	23,434
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.75%	01/25/34	[2]	53,671	52,401
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
2.76%	11/21/34	[2]	2,769,492	2,850,300
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
2.25%	04/25/34	[2]	338,144	326,393
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
1.62%	06/25/34	[2]	33,117	31,785
MASTR Alternative Loan Trust, Series 2003-1, Class 1A1
6.25%	12/25/32		4,749,993	5,013,589
MASTR Alternative Loan Trust, Series 2003-5, Class 4A1
5.50%	07/25/33		8,791,659	9,468,783
MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
5.25%	11/25/33		9,699,249	10,118,499

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Alternative Loan Trust, Series 2004-7, Class 1A1
5.50%	07/25/34		$9,154,939	$9,382,044
MASTR Asset-Backed Securities Trust, Series 2006-AB1, Class A2
0.42%	02/25/36	[2]	5,393,762	5,362,023
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.59%	10/25/32	[2]	339,782	339,724
Merrill Lynch Mortgage Investors, Inc., Series 2004-A4, Class A1
2.56%	08/25/34	[2]	2,846,521	2,913,547
Merrill Lynch Mortgage Investors, Inc., Series 2006-F1, Class 1A2
6.00%	04/25/36		3,712,615	3,433,434
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		1,602,544	1,913,213
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[3]	6,830,327	7,388,156
Morgan Stanley Capital I Trust, Series 2004-NC7, Class M2
1.12%	07/25/34	[2]	9,749,862	9,431,587
Morgan Stanley Capital I Trust, Series 2005-HE3, Class M2
0.97%	07/25/35	[2]	1,773,525	1,775,870
Morgan Stanley Capital I Trust, Series 2005-NC2, Class M2
0.82%	03/25/35	[2]	8,117,559	8,078,490
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 1A
1.10%	07/25/34	[2]	959,013	926,394
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 3A
1.45%	03/26/37	[2,3]	8,748,100	8,729,665
MortgageIT Trust, Series 2005-3, Class A1
0.49%	08/25/35	[2]	835,510	791,872
MortgageIT Trust, Series 2005-4, Class A1
0.47%	10/25/35	[2]	13,091,138	11,539,411
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV3
0.36%	09/25/36	[2]	2,777,971	2,784,779
New Century Home Equity Loan Trust, Series 2005-3, Class M2
0.68%	07/25/35	[2]	15,000,000	14,572,792
Nomura Home Equity Loan, Inc., Series 2006-HE1, Class A3
0.40%	02/25/36	[2]	766,602	767,756
Nomura Resecuritization Trust, Series 2013-1R, Class 3A1
0.36%	10/26/36	[2,3]	7,063,067	6,925,302

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 32

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nomura Resecuritization Trust, Series 2014-1R, Class 1A1
0.36%	10/25/36	[2,3]	$6,887,473	$6,693,157
Nomura Resecuritization Trust, Series 2014-1R, Class 3A1
0.35%	07/26/36	[2,3]	6,011,958	5,954,096
Nomura Resecuritization Trust, Series 2014-1R, Class 4A1
0.48%	01/25/37	[2,3]	5,208,039	5,110,677
Nomura Resecuritization Trust, Series 2015-4R, Class 3A1
2.36%	01/26/36	[2,3]	16,075,400	16,567,008
Oakwood Mortgage Investors, Inc., Series 1997-B, Class M
7.78%	08/15/27		572,020	575,940
Park Place Securities, Inc., Series 2004-WCW2, Class M2
1.17%	10/25/34	[2]	16,712,293	16,526,446
Park Place Securities, Inc., Series 2005-WCW1, Class M1
0.64%	09/25/35	[2]	16,113,390	16,041,669
Park Place Securities, Inc., Series 2005-WCW2, Class M1
0.69%	07/25/35	[2]	19,235,000	19,048,507
Park Place Securities, Inc., Series 2005-WCW3, Class A1B
0.49%	08/25/35	[2]	5,894,066	5,879,484
Park Place Securities, Inc., Series 2005-WHG4, Class A2D
0.56%	09/25/35	[2]	12,612,172	12,533,366
Park Place Securities, Inc., Series 2005-WHQ1, Class M2
0.94%	03/25/35	[2]	4,851,317	4,881,311
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB1
3.11%	03/25/35	[2]	8,295,949	5,923,605
Residential Asset Mortgage Products, Inc., Series 2004-SL4, Class A3
6.50%	07/25/32		909,798	939,786
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A5
6.50%	05/25/32		1,983,792	1,841,733
Residential Asset Securities Corp., Series 2005-KS11, Class AI4
0.50%	12/25/35	[2]	11,466,138	11,395,782
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		131	131
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.46%	02/25/36	[2]	870,138	618,751

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.33%	12/25/36	[2]	$3,123,295	$3,093,305
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 6A
2.49%	11/25/34	[2]	9,281,149	8,947,473
Structured Asset Investment Loan Trust, Series 2005-8, Class A4
0.55%	10/25/35	[2]	10,894,542	10,793,223
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.49%	09/25/33	[2]	1,863,144	1,862,498
Structured Asset Securities Corp., Series 2007-GEL1, Class A1
0.29%	01/25/37	[2,3]	842,905	843,501
Terwin Mortgage Trust, Series 2004-7HE, Class A1
0.74%	07/25/34	[2,3]	116,613	111,577
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.52%	01/25/33	[2]	211,710	214,828
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
2.39%	01/25/35	[2]	1,610,482	1,622,881
WaMu Mortgage Pass-Through Certificates, Series 2004-CB2, Class 2A
5.50%	07/25/34		10,218,878	10,912,220
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.48%	10/25/45	[2]	4,823,834	4,535,335
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
0.52%	01/25/45	[2]	746,601	702,182
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Q, Class 1A1
2.74%	09/25/34	[2]	2,831,065	2,872,284
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
2.68%	06/25/35	[2]	9,765,382	9,795,634
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR9, Class 1A1
2.71%	05/25/35	[2]	259,985	268,202
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A5
2.65%	03/25/36	[2]	2,754,377	2,651,658

				685,234,612

U.S. Agency Mortgage-Backed — 17.56%
Fannie Mae Pool 465761
3.16%	08/01/17		5,380,655	5,379,773
Fannie Mae Pool 555284
7.50%	10/01/17		419	434

See accompanying notes to Schedule of Portfolio Investments.

33 / Semi-Annual Report September 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 567002
8.00%	05/01/23		$50,991	$58,398
Fannie Mae Pool 735861
6.50%	09/01/33		25,690	30,148
Fannie Mae Pool 745936
6.08%	08/01/16		19,520,612	20,034,014
Fannie Mae Pool 770900
2.19%	04/01/34	[2]	493,218	518,950
Fannie Mae Pool 995182
5.50%	06/01/20		2,881,814	3,013,593
Fannie Mae Pool AD0172
4.75%	04/01/16		12,500,929	12,497,341
Fannie Mae Pool AD0538
6.00%	05/01/24		1,174,838	1,293,308
Fannie Mae Pool AE0083
6.00%	01/01/40		2,734,387	3,101,606
Fannie Mae Pool AL0851
6.00%	10/01/40		3,244,503	3,674,916
Fannie Mae Pool AL5584
4.42%	12/01/20		3,347,967	3,686,752
Fannie Mae Pool FN0002
3.35%	12/01/17		4,212,312	4,388,682
Fannie Mae REMICS, Series 1997-76, Class FS
0.66%	09/17/27	[2]	28,709	27,572
Fannie Mae REMICS, Series 2001-60, Class OF
1.14%	10/25/31	[2]	1,615,018	1,655,083
Fannie Mae REMICS, Series 2003-130, Class HF
0.64%	12/25/33	[2]	2,868,314	2,884,002
Fannie Mae REMICS, Series 2003-134, Class FC
0.79%	12/25/32	[2]	10,529,440	10,662,383
Fannie Mae REMICS, Series 2005-57, Class EG
0.49%	03/25/35	[2]	8,584,201	8,600,686
Fannie Mae REMICS, Series 2007-61, Class A
0.47%	03/25/37	[2]	4,036,931	4,049,827
Fannie Mae REMICS, Series 2007-64, Class FA
0.66%	07/25/37	[2]	1,157,695	1,169,725
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		2,391,492	2,580,714
Fannie Mae REMICS, Series 2009-33, Class FB
1.01%	03/25/37	[2]	5,230,654	5,341,145

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2009-85, Class LF
1.39%	10/25/49	[2]	$7,374,360	$7,528,576
Fannie Mae REMICS, Series 2009-96, Class FA
1.09%	11/25/49	[2]	5,208,907	5,299,891
Fannie Mae REMICS, Series 2010-109, Class PF
0.59%	10/25/40	[2]	3,130,709	3,153,379
Fannie Mae REMICS, Series 2010-39, Class FE
0.96%	06/25/37	[2]	9,643,307	9,803,975
Fannie Mae REMICS, Series 2010-43, Class DP
5.00%	05/25/40		2,733,138	2,945,616
Fannie Mae REMICS, Series 2010-6, Class BF
0.95%	02/25/40	[2]	4,246,670	4,320,322
Fannie Mae REMICS, Series 2011-118, Class FB
0.64%	11/25/41	[2]	16,792,003	16,933,246
Fannie Mae REMICS, Series 2011-71, Class FB
0.69%	05/25/37	[2]	7,316,530	7,389,833
Fannie Mae REMICS, Series 2012-33, Class F
0.71%	04/25/42	[2]	13,045,807	13,182,614
Fannie Mae REMICS, Series 2013-54, Class HF
0.39%	10/25/41	[2]	14,387,438	14,389,644
Fannie Mae REMICS, Series 2013-75, Class FC
0.44%	07/25/42	[2]	11,304,069	11,321,130
Fannie Mae REMICS, Series G92-10, Class Z
7.75%	01/25/22		2,556	2,736
Fannie Mae, Series 2010-26, Class S (IO)
6.03%	11/25/36	[2]	17,382,007	2,858,125
Fannie Mae, Series 2010-95, Class S (IO)
6.40%	09/25/40	[2]	11,686,890	2,583,236
Fannie Mae, Series 2013-M11, Class A
1.50%	01/25/18		7,464,841	7,499,541
Fannie Mae, Series 2014-M12, Class FA
0.50%	10/25/21	[2]	11,467,681	11,529,504
Fannie Mae, Series 2014-M8, Class FA
0.46%	05/25/18	[2]	4,076,413	4,075,217
Fannie Mae, Series 2015-M10, Class FA
0.46%	03/25/19	[2]	16,848,507	16,833,470
Freddie Mac Gold Pool A45796
7.00%	01/01/33		11,020	12,282
Freddie Mac Gold Pool C46104
6.50%	09/01/29		15,680	17,938

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 34

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G13032
6.00%	09/01/22		$1,889,493	$2,058,482
Freddie Mac Gold Pool G13475
6.00%	01/01/24		243,543	266,485
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class A2
4.19%	08/25/19		17,405,000	19,066,560
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20		14,430,000	15,962,055
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A1
2.87%	02/25/23		15,366,151	16,160,227
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF09, Class A
0.57%	05/25/22	[2]	16,288,005	16,273,329
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		6,326,053	6,613,378
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		939,967	1,065,929
Freddie Mac REMICS, Series 2454, Class FQ
1.21%	06/15/31	[2]	14,740	15,203
Freddie Mac REMICS, Series 2733, Class FB
0.81%	10/15/33	[2]	5,335,000	5,423,006
Freddie Mac REMICS, Series 3084, Class FN
0.71%	12/15/34	[2]	7,461,813	7,513,606
Freddie Mac REMICS, Series 3294, Class CB
5.50%	03/15/37		689,676	747,864
Freddie Mac REMICS, Series 3300, Class FA
0.51%	08/15/35	[2]	2,010,085	2,015,308
Freddie Mac REMICS, Series 3325, Class NF
0.51%	08/15/35	[2]	5,183,701	5,197,185
Freddie Mac REMICS, Series 3345, Class FP
0.41%	11/15/36	[2]	534,700	534,973
Freddie Mac REMICS, Series 3345, Class PF
0.39%	05/15/36	[2]	220,320	220,354
Freddie Mac REMICS, Series 3346, Class FA
0.44%	02/15/19	[2]	8,551,714	8,559,806

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3524, Class FC
1.15%	06/15/38	[2]	$2,686,469	$2,762,733
Freddie Mac REMICS, Series 3531, Class FM
1.11%	05/15/39	[2]	3,430,463	3,491,501
Freddie Mac REMICS, Series 3672, Class A
6.00%	05/15/40		444,971	477,511
Freddie Mac REMICS, Series 3792, Class DF
0.60%	11/15/40	[2]	5,436,370	5,453,700
Freddie Mac REMICS, Series 3828, Class TF
0.61%	04/15/29	[2]	1,609,242	1,613,937
Freddie Mac REMICS, Series 4109, Class KF
0.61%	05/15/32	[2]	23,575,137	23,620,357
Freddie Mac REMICS, Series 4235, Class FA
0.56%	01/15/34	[2]	11,527,374	11,564,297
Freddie Mac Strips, Series 240, Class F30
0.51%	07/15/36	[2]	6,258,867	6,279,222
Freddie Mac Strips, Series 263, Class F5
0.71%	06/15/42	[2]	6,142,370	6,205,958
Freddie Mac Strips, Series 319, Class F2
0.71%	11/15/43	[2]	26,875,490	27,063,547
Freddie Mac, Series KF02, Class A1
0.58%	07/25/20	[2]	13,255,022	13,296,706
Freddie Mac, Series KF05, Class A
0.55%	09/25/21	[2]	22,967,760	23,039,314
Freddie Mac, Series KS02, Class A
0.57%	08/25/23	[2]	19,460,869	19,509,519
Ginnie Mae I Pool 422972
6.50%	07/15/29		32,220	36,966
Ginnie Mae II Pool 1849
8.50%	08/20/24		526	553
Ginnie Mae II Pool 2020
8.50%	06/20/25		1,511	1,728
Ginnie Mae II Pool 2286
8.50%	09/20/26		1,672	1,939
Ginnie Mae II Pool 2487
8.50%	09/20/27		13,838	16,015
Ginnie Mae II Pool 80059
1.75%	04/20/27	[2]	29,465	30,450
Ginnie Mae II Pool 80589
1.75%	03/20/32	[2]	43,146	43,771
Ginnie Mae II Pool 80610
1.75%	06/20/32	[2]	20,313	20,978

See accompanying notes to Schedule of Portfolio Investments.

35 / Semi-Annual Report September 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80968
1.63%	07/20/34	[2]	$593,780	$616,818
Ginnie Mae II Pool 81201
2.25%	01/20/35	[2]	14,140	14,525
Ginnie Mae II Pool 8599
3.00%	02/20/25	[2]	23,936	25,030
Ginnie Mae, Series 2003-11, Class FK
0.51%	02/16/33	[2]	2,269,293	2,277,547
Ginnie Mae, Series 2004-5, Class PF
0.77%	02/20/33	[2]	2,450,644	2,459,803
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39	[2]	4,044,053	4,111,202
Ginnie Mae, Series 2009-106, Class XI (IO)
6.60%	05/20/37	[2]	10,372,056	1,723,194
Ginnie Mae, Series 2011-78, Class AB
2.45%	02/16/39		1,245,091	1,254,807
Ginnie Mae, Series 2012-13, Class KF
0.52%	07/20/38	[2]	3,897,858	3,911,004
Ginnie Mae, Series 2013-53, Class AD
1.50%	12/20/26		6,980,231	6,937,156
NCUA Guaranteed Notes, Series 2010-R1, Class A1
0.64%	10/07/20	[2]	10,318,848	10,372,055
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.56%	11/06/17	[2]	11,146,859	11,167,113
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.76%	12/08/20	[2]	12,828,114	12,920,316
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
0.76%	12/08/20	[2]	5,678,743	5,718,672
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.72%	03/09/21	[2]	17,787,559	17,820,599
NCUA Guaranteed Notes, Series 2011-R1, Class 1A
0.64%	01/08/20	[2]	7,468,795	7,505,672
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.59%	02/06/20	[2]	7,396,826	7,421,147
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.59%	03/11/20	[2]	4,123,852	4,136,817
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.57%	03/06/20	[2]	3,240,700	3,246,485
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.57%	04/06/20	[2]	1,707,930	1,708,197

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2011-R6, Class 1A
0.57%	05/07/20	[2]	$296,866	$296,872

				594,198,810

Total Mortgage-Backed (Cost $1,486,506,418)				1,494,765,190

MUNICIPAL BONDS — 0.37%*
California — 0.37%
State of California, Taxable, Various Purpose
5.50%	03/01/16		1,775,000	1,811,973
6.20%	03/01/19		600,000	691,266
University of California, Floating Rate Notes, Series Y, Class 1
0.69%	07/01/41	[2]	10,000,000	10,000,000

				12,503,239

Total Municipal Bonds
(Cost $12,452,770)				12,503,239

U.S. AGENCY SECURITIES — 1.08%
Fico Strip Principal, Series 5P
0.00%	02/08/18	[8]	37,445,000	36,563,769

Total U.S. Agency Securities
(Cost $36,116,168)				36,563,769

U.S. TREASURY SECURITIES — 19.55%
U.S. Treasury Notes — 19.55%
U.S. Treasury Notes
0.63%	08/31/17		355,540,000	355,581,669
0.63%	09/30/17		114,705,000	114,663,133
1.00%	09/15/18		76,270,000	76,457,093
1.13%	06/15/20		114,065,000	114,860,657

Total U.S. Treasury Securities
(Cost $659,709,088)				661,562,552

Total Bonds – 97.42%
(Cost $3,283,496,346)				3,297,001,112

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 36

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues		Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.01%
Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 6.00% annually; Option Expiration Date of 12/24/23. Counterparty: Goldman Sachs Group, Inc.
		$30,000	$162,045
Total Purchased Swaptions
(Cost $939,000)

Issues	Maturity Date	Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 3.65%
Foreign Government Obligations — 0.54%
Japan Treasury Discount Bill, Series 537 (Japan)
0.01%[9]	12/10/15[4]	2,210,000,000	18,453,578
Money Market Funds — 3.11%
Dreyfus Cash Advantage Fund
0.00%[10,11]		920,000	920,000
Morgan Stanley Institutional Fund
0.00%[10]		104,258,000	104,258,000

			105,178,000
Total Short-Term Investments
(Cost $122,810,365)			123,631,578

Total Investments – 101.08%
(Cost $3,407,245,711)[1]			3,420,794,735

Liabilities in Excess of Other
Assets – (1.08)%			(36,494,877)
Net Assets – 100.00%			$3,384,299,858

Currency Purchased	Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 12/10/15 at 119.77 Counterparty: Citigroup, Inc.
USD $17,718,612	JPY 2,210,000,000	$(755,165)
Net unrealized (depreciation)		$(755,165)

Issues	Notional Amount (000’s)	Premiums (Received)	Value
WRITTEN SWAPTIONS
Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 7.00% annually; Option Expiration Date of 12/24/23. Counterparty: Goldman Sachs Group, Inc. Interest contract
	$(30,000)	$(540,000)	$(82,128)
Total Written Swaptions		$(540,000)	$(82,128)

Notes:

[1]	Cost for federal income tax purposes is $3,407,889,220 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$38,411,381
Gross unrealized (depreciation)	(25,505,866)

Net unrealized appreciation	$12,905,515

[1]	Non-income producing security.
[2]	Floating rate security. The rate disclosed was in effect at September 30, 2015.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[6]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $6,346,716, which is 0.19% of total net assets.
[7]	Security is currently in default with regard to scheduled interest or principal payments.
[8]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2015.
[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of September 30, 2015.
[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $920,000.
†	Fair valued security. The aggregate value of fair valued securities is $3, which is 0.00% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

** Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

See accompanying notes to Schedule of Portfolio Investments.

37 / Semi-Annual Report September 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 38

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 98.89%
ASSET-BACKED SECURITIES — 8.78%**
Academic Loan Funding Trust, Series 2012-1A, Class A2
1.29%	12/27/44	[2,3]	$950,000	$915,854
American Money Management Corp., Series 2014-14A, Class A1L (Cayman Islands)
1.75%	07/27/26	[2,3,4]	1,100,000	1,093,550
Babson CLO Ltd., Series 2014-IIA, Class A (Cayman Islands)
1.56%	10/17/26	[2,3,4]	760,000	754,450
Ballyrock CLO LLC, Series 2014-1, Class A1 (Cayman Islands)
1.77%	10/20/26	[2,3,4]	1,680,000	1,676,468
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.56%	01/25/35	[2,3]	870,960	806,238
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
0.53%	06/25/26	[2]	350,000	338,254
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.53%	02/25/35	[2]	650,000	638,890
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.28%	10/27/36	[2]	930,000	908,637
Chase Issuance Trust, Series 2014-A3, Class A3
0.41%	05/15/18	[2]	3,030,000	3,029,591
CIT Education Loan Trust, Series 2007-1, Class A
0.37%	03/25/42	[2,3]	424,786	394,708
Citibank Credit Card Issuance Trust, Series 2006-A8, Class A8
0.33%	12/17/18	[2]	2,490,000	2,483,531
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
1.79%	04/15/27	[2,3,4]	2,790,000	2,779,833
Educational Funding of the South, Inc., Series 2011-1, Class A2
0.95%	04/25/35	[2]	679,561	660,735
Flatiron CLO Ltd., Series 2014-1A, Class A1 (Cayman Islands)
1.67%	07/17/26	[2,3,4]	1,350,000	1,338,499
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
0.84%	08/27/46	[2,3]	896,485	843,655
GE Business Loan Trust, Series 2004-2A, Class A
0.43%	12/15/32	[2,3]	283,799	277,652
GE Business Loan Trust, Series 2005-1A, Class A3
0.46%	06/15/33	[2,3]	457,034	443,446

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Global SC Finance SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/24	[3,4]	$1,479,583	$1,492,302
Higher Education Funding, Series 2014-1, Class A
1.38%	05/25/34	[2,3]	1,223,348	1,190,822
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[3]	602,367	641,788
J.G. Wentworth XXXII LLC, Series 2014-2A, Class A
3.61%	01/17/73	[3]	1,116,158	1,165,176
Limerock CLO II Ltd., Series 2014-2A, Class A (Cayman Islands)
1.79%	04/18/26	[2,3,4]	1,200,000	1,194,992
Limerock CLO, Series 2014-3A, Class A1 (Cayman Islands)
1.82%	10/20/26	[2,3,4]	1,875,000	1,864,763
Magnetite XII CLO Ltd., Series 2015-12A, Class A (Cayman Islands)
1.79%	04/15/27	[2,3,4]	2,390,000	2,383,766
Magnetite XII Ltd., Series 2014-11A, Class A1 (Cayman Islands)
1.62%	01/18/27	[2,3,4]	2,400,000	2,388,518
Navient Student Loan Trust, Series 2014-1, Class A3
0.71%	06/25/31	[2]	2,765,000	2,677,495
Navient Student Loan Trust, Series 2014-2, Class A
0.84%	03/25/43	[2]	2,626,779	2,469,003
Navient Student Loan Trust, Series 2014-3, Class A
0.81%	03/25/43	[2]	2,635,239	2,480,371
Navient Student Loan Trust, Series 2014-4, Class A
0.82%	03/25/43	[2]	2,522,622	2,369,689
Navient Student Loan Trust, Series 2014-8, Class A3
0.79%	05/27/31	[2]	4,710,000	4,552,235
Nelnet Student Loan Trust, Series 2007-2A, Class A3L
0.68%	03/25/26	[2,3]	3,158,812	3,080,044
Nelnet Student Loan Trust, Series 2011-1A, Class A
1.04%	02/25/43	[2,3]	2,152,021	2,115,692
Nelnet Student Loan Trust, Series 2014-4A, Class A2
1.14%	11/25/43	[2,3]	1,370,000	1,258,508
Nelnet Student Loan Trust, Series 2015-2A, Class A2
0.79%	09/25/42	[2,3]	5,275,000	5,082,540
Nissan Auto Receivables Owner Trust, Series 2015-A, Class A2
0.67%	09/15/17		3,050,000	3,047,811

See accompanying notes to Schedule of Portfolio Investments.

39 / Semi-Annual Report September 2015

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48	[3]	$205,707	$211,349
SLC Student Loan Trust I, Series 2002-2, Class B2
0.78%	07/01/42	[2,3]	650,000	503,642
SLC Student Loan Trust, Series 2004-1, Class B
0.61%	08/15/31	[2]	256,845	218,106
SLC Student Loan Trust, Series 2005-3, Class B
0.59%	06/15/40	[2]	993,198	878,193
SLC Student Loan Trust, Series 2008-1, Class A4A
1.94%	12/15/32	[2]	625,000	636,342
SLM Student Loan Trust, Series 2004-2, Class B
0.77%	07/25/39	[2]	294,026	251,583
SLM Student Loan Trust, Series 2004-8, Class B
0.76%	01/25/40	[2]	293,820	251,345
SLM Student Loan Trust, Series 2004-8A, Class A5
0.80%	04/25/24	[2,3]	2,074,897	2,058,531
SLM Student Loan Trust, Series 2005-4, Class A3
0.42%	01/25/27	[2]	2,949,207	2,802,663
SLM Student Loan Trust, Series 2005-4, Class B
0.48%	07/25/40	[2]	339,400	285,434
SLM Student Loan Trust, Series 2006-2, Class A6
0.47%	01/25/41	[2]	925,000	815,714
SLM Student Loan Trust, Series 2006-8, Class A6
0.46%	01/25/41	[2]	925,000	803,711
SLM Student Loan Trust, Series 2007-6, Class A4
0.68%	10/25/24	[2]	4,730,000	4,471,444
SLM Student Loan Trust, Series 2007-6, Class B
1.15%	04/27/43	[2]	140,139	116,779
SLM Student Loan Trust, Series 2008-2, Class B
1.50%	01/25/29	[2]	160,000	129,412
SLM Student Loan Trust, Series 2008-3, Class B
1.50%	04/25/29	[2]	160,000	132,912
SLM Student Loan Trust, Series 2008-4, Class B
2.15%	04/25/29	[2]	160,000	145,810
SLM Student Loan Trust, Series 2008-5, Class B
2.15%	07/25/29	[2]	2,210,000	2,047,522

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-6, Class A3
1.05%	01/25/19	[2]	$5,190,000	$5,163,450
SLM Student Loan Trust, Series 2008-6, Class B
2.15%	07/25/29	[2]	160,000	152,048
SLM Student Loan Trust, Series 2008-7, Class B
2.15%	07/25/29	[2]	160,000	140,665
SLM Student Loan Trust, Series 2008-8, Class B
2.55%	10/25/29	[2]	160,000	153,272
SLM Student Loan Trust, Series 2008-9, Class A
1.80%	04/25/23	[2]	4,335,629	4,350,648
SLM Student Loan Trust, Series 2008-9, Class B
2.55%	10/25/29	[2]	2,160,000	2,084,951
SLM Student Loan Trust, Series 2009-3, Class A
0.94%	01/25/45	[2,3]	5,441,028	5,152,662
SLM Student Loan Trust, Series 2011-2, Class A1
0.79%	11/25/27	[2]	1,297,838	1,287,561
SLM Student Loan Trust, Series 2011-2, Class A2
1.39%	10/25/34	[2]	500,000	493,162
SLM Student Loan Trust, Series 2012-3, Class A
0.84%	12/26/25	[2]	2,244,625	2,204,992
SLM Student Loan Trust, Series 2012-6, Class A2
0.47%	09/25/19	[2]	2,648,496	2,638,542
SLM Student Loan Trust, Series 2012-7, Class A3
0.84%	05/26/26	[2]	800,000	773,734
SLM Student Loan Trust, Series 2013-4, Class A
0.74%	06/25/27	[2]	607,914	597,330
South Carolina Student Loan Corp., Series 2005, Class A2
0.40%	12/01/20	[2]	67,839	67,805
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[3]	471,786	491,837
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	3,†	706,316	869,317
Voya CLO Ltd., Series 2014-4A, Class A1 (Cayman Islands)
1.79%	10/14/26	[2,3,4]	2,150,000	2,139,992
Voya CLO Ltd., Series 2015-1A, Class A1 (Cayman Islands)
1.76%	04/18/27	[2,3,4]	990,000	985,814

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 40

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Voya CLO, Series 2014-1A, Class A1 (Cayman Islands)
1.79%	04/18/26	[2,3,4]	$1,210,000	$1,209,685

Total Asset-Backed Securities (Cost $110,871,307)				108,557,465

BANK LOANS — 0.25%*
Finance — 0.23%
ILFC AIG, Term Loan B, 1st Lien
3.50%	02/27/21	[2]	2,795,136	2,792,397

Services — 0.02%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.72%	01/15/38	[2,4]	250,000	257,500

Total Bank Loans (Cost $3,034,656)				3,049,897

CORPORATES — 24.02%*
Automotive — 0.09%
General Motors Financial Co., Inc.
3.45%	04/10/22		1,200,000	1,154,625

Banking — 3.69%
Abbey National Treasury Services PLC/London (United Kingdom)
1.38%	03/13/17	[4]	1,555,000	1,555,494
Bank of America Corp.
6.00%	09/01/17		440,000	474,198
6.50%	08/01/16		320,000	334,284
Bank of America Corp. (MTN)
1.20%	04/01/19	[2]	1,000,000	1,002,292
5.65%	05/01/18		500,000	546,386
8.68%	05/02/17	[2]	510,000	524,025
8.95%	05/18/17	[2]	410,000	423,858
9.57%	06/06/17	[2]	319,000	332,972
Bank of America N.A. (BKNT)
0.62%	06/15/16	[2]	2,000,000	1,995,786
0.64%	06/15/17	[2]	1,350,000	1,341,368
5.30%	03/15/17		2,510,000	2,637,282
6.00%	06/15/16		650,000	671,451
6.10%	06/15/17		1,340,000	1,437,652
Capital One Bank USA N.A. (BKNT)
1.15%	11/21/16		1,000,000	997,417
2.15%	11/21/18		2,500,000	2,494,180
Credit Suisse/New York (Switzerland)
0.98%	01/29/18	[2,4]	2,000,000	1,997,850
6.00%	02/15/18	[4]	288,000	313,841
Credit Suisse/New York (YCD) (Switzerland)
0.74%	12/07/15	[2,4]	800,000	800,003

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Discover Bank
2.00%	02/21/18		$1,525,000	$1,516,105
Discover Bank (BKNT)
3.10%	06/04/20		1,475,000	1,490,735
HBOS PLC, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[3,4]	2,915,000	3,213,639
JPMorgan Chase & Co.
2.20%	10/22/19		2,000,000	1,992,029
3.15%	07/05/16		1,000,000	1,017,416
JPMorgan Chase & Co., Series G (MTN)
1.10%	10/15/15		2,500,000	2,500,585
JPMorgan Chase Bank N.A.
0.67%	06/13/16	[2]	600,000	598,609
JPMorgan Chase Bank N.A. (BKNT)
6.00%	07/05/17		600,000	647,384
6.00%	10/01/17		500,000	540,459
Macquarie Bank Ltd. (Australia)
0.79%	06/15/16	[2,3,4]	2,000,000	2,000,253
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18	[4]	905,000	938,701
Royal Bank of Scotland PLC (United Kingdom)
4.38%	03/16/16	[4]	1,050,000	1,066,890
6.40%	10/21/19	[4]	1,100,000	1,236,872
UBS AG/Stamford CT (MTN) (Switzerland)
1.03%	03/26/18	[2,4]	3,000,000	2,999,615
UBS AG/Stamford CT (Switzerland)
0.88%	06/01/17	[2,4]	1,500,000	1,498,350
UBS Group Funding Jersey Ltd. (United Kingdom)
2.95%	09/24/20	[3,4]	2,500,000	2,504,583

				45,642,564

Communications — 1.26%
AT&T, Inc.
1.26%	06/30/20	[2]	4,000,000	3,971,496
CCO Holdings LLC/CCO Holdings Capital Corp.
6.50%	04/30/21		1,200,000	1,208,250
CCO Safari II LLC
4.46%	07/23/22	[3]	2,795,000	2,794,162
Neptune Finco Corp.
6.63%	10/15/25	[3]	1,225,000	1,243,375
Sprint Communications, Inc.
9.00%	11/15/18	[3]	1,900,000	1,985,500
Verizon Communications, Inc.
3.45%	03/15/21		765,000	784,312
5.15%	09/15/23		1,800,000	1,991,955

See accompanying notes to Schedule of Portfolio Investments.

41 / Semi-Annual Report September 2015

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Verizon Communications, Inc. (WI)
2.63%	02/21/20		$1,609,000	$1,615,434

				15,594,484

Electric — 2.89%
AEP Texas Central Co.
3.85%	10/01/25	[3]	1,800,000	1,823,136
Berkshire Hathaway Energy Co.
3.50%	02/01/25		1,480,000	1,491,165
DPL, Inc.
6.50%	10/15/16		123,000	125,460
Duke Energy Progress LLC
3.25%	08/15/25		3,000,000	3,063,249
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[3]	625,000	711,853
6.40%	09/15/20	[3]	2,363,000	2,715,866
Entergy Corp.
4.00%	07/15/22		3,000,000	3,102,512
Exelon Corp.
1.55%	06/09/17		3,030,000	3,025,164
FirstEnergy Corp., Series A
2.75%	03/15/18		1,140,000	1,143,896
Homer City Generation LP (PIK)
8.73%	10/01/26	[5]	480,100	482,501
Ipalco Enterprises, Inc. (WI)
5.00%	05/01/18		1,615,000	1,694,387
Kansas City Power & Light Co.
3.65%	08/15/25		1,000,000	1,022,911
KCP&L Greater Missouri Operations Corp.
8.27%	11/15/21		2,275,000	2,877,285
Metropolitan Edison Co.
7.70%	01/15/19		500,000	582,682
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		682,006	714,401
NextEra Energy Capital Holdings, Inc., Series F
2.06%	09/01/17		3,600,000	3,625,686
Oncor Electric Delivery Co. LLC
4.10%	06/01/22		1,500,000	1,578,955
6.80%	09/01/18		900,000	1,022,304
Public Service Co. of New Mexico
3.85%	08/01/25		1,800,000	1,784,800
7.95%	05/15/18		475,000	542,018
Southwestern Electric Power Co.
6.45%	01/15/19		1,109,000	1,252,329
Texas-New Mexico Power Co.
9.50%	04/01/19	[3]	500,000	613,981

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Tucson Electric Power Co.
3.85%	03/15/23		$700,000	$720,804

				35,717,345

Energy — 2.67%
Boardwalk Pipelines LLC
5.20%	06/01/18		1,000,000	1,036,856
Boardwalk Pipelines LP
4.95%	12/15/24		1,000,000	927,560
BP Capital Markets PLC (United Kingdom)
3.06%	03/17/22	[4]	1,700,000	1,709,119
3.51%	03/17/25	[4]	200,000	198,113
Canadian Natural Resources Ltd. (Canada)
3.90%	02/01/25	[4]	1,000,000	921,282
Columbia Pipeline Group, Inc.
2.45%	06/01/18	[3]	3,135,000	3,143,069
Continental Resources, Inc. (WI)
3.80%	06/01/24		835,000	684,830
Energy Transfer Partners LP
2.50%	06/15/18		2,000,000	1,992,410
3.32%	11/01/66	[2]	910,000	673,400
3.60%	02/01/23		2,317,000	2,089,188
4.65%	06/01/21		600,000	601,961
Florida Gas Transmission Co. LLC
3.88%	07/15/22	[3]	1,000,000	994,726
7.90%	05/15/19	[3]	1,500,000	1,731,898
Noble Energy, Inc.
3.90%	11/15/24		600,000	559,884
Petroleos Mexicanos (Mexico)
2.00%	12/20/22	[4]	2,250,000	2,273,382
Rockies Express Pipeline LLC
5.63%	04/15/20	[3]	1,600,000	1,552,000
Ruby Pipeline LLC
6.00%	04/01/22	[3]	1,250,000	1,367,387
Shell International Finance BV (Netherlands)
3.25%	05/11/25	[4]	2,450,000	2,442,011
Spectra Energy Partners LP
2.95%	09/25/18		1,275,000	1,293,734
TC PipeLines LP
4.65%	06/15/21		2,575,000	2,647,454
Tennessee Gas Pipeline Co. LLC
8.00%	02/01/16		1,250,000	1,276,656
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	3,080,000	2,878,049
Williams Cos., Inc.
7.88%	09/01/21		70,000	71,210

				33,066,179

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 42

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance — 6.47%
Bear Stearns Cos. LLC
7.25%	02/01/18		$2,140,000	$2,396,601
Chase Capital III, Series C
0.87%	03/01/27	[2]	500,000	433,440
CIT Group, Inc.
4.25%	08/15/17		1,049,000	1,064,735
Citigroup, Inc.
0.80%	08/14/17	[2]	750,000	746,966
0.88%	08/25/36	[2]	205,000	155,234
1.12%	04/01/16	[2]	2,250,000	2,252,896
1.25%	01/15/16		2,000,000	2,003,709
1.30%	11/15/16		1,000,000	1,000,052
2.02%	05/15/18	[2]	583,000	595,745
5.30%	01/07/16		625,000	632,236
6.00%	08/15/17		250,000	269,613
6.13%	05/15/18		345,000	381,573
Durrah MSN 35603 (Cayman Islands)
1.68%	01/22/25	[4]	5,175,916	5,082,530
Ford Motor Credit Co. LLC
1.26%	01/09/18	[2]	4,000,000	3,965,860
Ford Motor Credit Co. LLC, Series FRN
1.56%	05/09/16	[2]	1,000,000	1,002,983
General Electric Capital Corp. (MTN)
0.68%	05/05/26	[2]	1,610,000	1,525,776
3.35%	10/17/16		750,000	771,017
General Electric Capital Corp., Series G (MTN)
3.10%	01/09/23		800,000	818,770
4.63%	01/07/21		700,000	781,740
5.63%	05/01/18		730,000	809,045
General Motors Financial Co., Inc., Series 3YR
3.00%	09/25/17		2,000,000	2,021,250
Goldman Sachs Group, Inc.
1.00%	05/22/17	[2]	1,000,000	999,847
5.35%	01/15/16		1,000,000	1,012,793
5.95%	01/18/18		350,000	382,501
6.15%	04/01/18		1,100,000	1,211,905
6.25%	09/01/17		1,500,000	1,630,515
Goldman Sachs Group, Inc. (MTN)
1.14%	12/15/17	[2]	1,000,000	1,001,891
1.60%	11/23/15		1,000,000	1,000,901
1.93%	11/29/23	[2]	2,900,000	2,912,845
Goldman Sachs Group, Inc., Series G (MTN)
7.50%	02/15/19		550,000	643,134
International Lease Finance Corp.
7.13%	09/01/18	[3]	1,850,000	2,041,938
JPMorgan Chase Capital XIII, Series M
1.28%	09/30/34	[2]	1,070,000	912,175

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
JPMorgan Chase Capital XXI, Series U
1.25%	02/02/37	[2]	$1,650,000	$1,291,125
Morgan Stanley
0.77%	10/15/15	[2]	187,000	187,015
1.06%	01/05/18	[2]	3,000,000	3,000,525
Morgan Stanley (MTN)
0.74%	10/18/16	[2]	1,185,000	1,182,486
5.55%	04/27/17		1,000,000	1,061,427
6.25%	08/28/17		800,000	868,836
Morgan Stanley, Series G (MTN)
2.38%	07/23/19		1,000,000	1,000,959
6.63%	04/01/18		1,000,000	1,113,922
Private Export Funding Corp.
2.30%	09/15/20		12,330,000	12,566,748
Safina Ltd. (Cayman Islands)
2.00%	12/30/23	[4]	9,767,327	9,797,898
Sandalwood 2013 LLC
2.90%	07/10/25		2,839,666	2,953,252
SL Green Realty Corp.
5.00%	08/15/18		1,200,000	1,281,124
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	1,250,000	1,260,313

				80,027,846

Food — 0.30%
Kraft Heinz Foods Co.
1.60%	06/30/17	[3]	3,680,000	3,687,235

Health Care — 2.51%
AbbVie, Inc.
1.80%	05/14/18		4,380,000	4,370,614
Actavis Funding SCS (Luxembourg)
3.45%	03/15/22	[4]	4,000,000	3,959,812
Biogen, Inc.
3.63%	09/15/22		1,825,000	1,840,655
Catholic Health Initiatives
2.60%	08/01/18		1,000,000	1,022,338
2.95%	11/01/22		500,000	495,118
4.20%	08/01/23		1,000,000	1,059,822
Celgene Corp.
2.13%	08/15/18		2,950,000	2,975,567
Gilead Sciences, Inc.
3.65%	03/01/26		2,400,000	2,415,595
HCA, Inc.
6.50%	02/15/20		1,955,000	2,135,838
Medtronic, Inc.
1.14%	03/15/20	[2]	1,500,000	1,501,660
Providence Health & Services Obligated Group
1.28%	10/01/17	[2]	1,975,000	1,985,012

See accompanying notes to Schedule of Portfolio Investments.

43 / Semi-Annual Report September 2015

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
UnitedHealth Group, Inc.
0.74%	01/17/17	[2]	$5,000,000	$5,002,180
Valeant Pharmaceuticals International, Inc. (Canada)
5.88%	05/15/23	[3,4]	2,350,000	2,256,000

				31,020,211

Insurance — 0.30%
Metropolitan Life Global Funding I
3.88%	04/11/22	[3]	1,000,000	1,044,476
Nationwide Mutual Insurance Co.
2.63%	12/15/24	[2,3]	1,552,000	1,486,701
New York Life Global Funding
1.13%	03/01/17	[3]	1,200,000	1,201,000

				3,732,177

Materials — 0.04%
Barrick Gold Corp. (WI) (Canada)
4.10%	05/01/23	[4]	475,000	425,738

Real Estate Investment Trust (REIT) — 2.73%
Alexandria Real Estate Equities, Inc.
3.90%	06/15/23		150,000	149,644
4.60%	04/01/22		2,000,000	2,106,913
American Campus Communities Operating Partnership LP
3.35%	10/01/20		3,000,000	3,036,657
BioMed Realty LP
3.85%	04/15/16		1,381,000	1,394,919
Boston Properties LP
3.70%	11/15/18		2,000,000	2,097,432
HCP, Inc.
2.63%	02/01/20		230,000	229,449
4.25%	11/15/23		1,665,000	1,681,495
6.00%	01/30/17		1,000,000	1,054,192
HCP, Inc. (MTN)
6.30%	09/15/16		1,500,000	1,565,231
Health Care REIT, Inc.
3.75%	03/15/23		1,000,000	998,619
4.70%	09/15/17		1,000,000	1,054,197
5.25%	01/15/22		930,000	1,019,062
Hospitality Properties Trust
6.30%	06/15/16		2,000,000	2,020,347
Kilroy Realty LP
5.00%	11/03/15		1,125,000	1,128,281
Kimco Realty Corp. (MTN)
5.78%	03/15/16		2,175,000	2,219,611
Mid-America Apartments LP
5.50%	10/01/15		1,000,000	1,000,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Reckson Operating Partnership LP
6.00%	03/31/16		$650,000	$665,023
Regency Centers LP
5.88%	06/15/17		2,000,000	2,135,700
SL Green Realty Corp.
7.75%	03/15/20		650,000	775,659
Ventas Realty LP/Ventas Capital Corp.
1.55%	09/26/16		1,000,000	1,003,285
2.70%	04/01/20		1,025,000	1,021,743
Vereit Operating Partnership LP
2.00%	02/06/17		2,445,000	2,386,931
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[3]	2,000,000	1,999,737
2.70%	09/17/19	[3]	1,000,000	1,003,182

				33,747,309

Retail — 0.29%
Walgreens Boots Alliance, Inc.
0.77%	05/18/16	[2]	3,600,000	3,598,369

Transportation — 0.78%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		911,221	977,854
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		29,743	30,754
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20		569,599	614,811
Continental Airlines Pass-Through Trust, Series 1999-2, Class C2
7.26%	03/15/20		251,769	278,204
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		2,727,105	3,013,451
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G1
0.70%	08/15/16	[2]	4,767	4,750
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G2
0.77%	11/15/16	[2]	1,161,000	1,145,036
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A1
7.04%	04/01/22		1,352,793	1,559,933
UAL Pass-Through Trust, Series 2009-2A, Class 2
9.75%	01/15/17		157,748	170,270
US Airways Pass-Through Trust, Series 2001-1, Class G
7.08%	03/20/21		548,942	593,198

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 44

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
US Airways Pass-Through Trust, Series 2012, Class 2A
4.63%	06/03/25		$432,811	$454,181
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		689,688	764,692

				9,607,134

Total Corporates
(Cost $295,390,129)				297,021,216

MORTGAGE-BACKED — 22.66%**
Commercial Mortgage-Backed — 4.03%
Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4
5.41%	09/10/47		1,923,427	1,962,317
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A4
5.80%	04/12/38	[2]	753,156	758,521
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.35%	09/10/45	[2,3,6]	8,995,711	795,815
Commercial Mortgage Trust, Series 2010-C1, Class A1
3.16%	07/10/46	[3]	628,257	627,855
Commercial Mortgage Trust, Series 2012-LC4, Class A3
3.07%	12/10/44		5,021,000	5,193,046
Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class A1A
5.86%	03/15/39	[2]	3,323,529	3,365,472
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[2,3]	516,997	575,794
DBRR Trust, Series 2012-EZ1, Class C
2.06%	09/25/45	[3]	3,058,851	3,061,179
DBUBS Mortgage Trust, Series 2011-LC1A,
Class A1
3.74%	11/10/46	[3]	2,772,405	2,785,391
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4
5.54%	11/10/45	[2]	435,664	435,218
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class ASB
5.83%	02/15/51	[2]	488,130	500,841
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2
4.31%	08/05/32	[3]	3,000,000	3,290,423
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[3]	816,428	830,425

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class A
3.09%	07/05/32	[3]	$1,200,000	$1,231,002
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	08/15/49		219,387	222,813
Morgan Stanley Capital I Trust, Series 2007-HQ12, Class A5
5.90%	04/12/49	[2]	413,565	413,949
Morgan Stanley Capital I Trust, Series 2012-C4, Class A4
3.24%	03/15/45		1,445,000	1,503,766
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A
5.61%	05/15/46	[2]	5,089,710	5,284,205
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1
3.35%	11/15/43	[3]	2,005,888	2,083,953
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2
3.79%	02/15/44	[3]	11,373,848	11,398,986
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		1,405,000	1,497,559
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class A1
0.86%	08/15/45		2,076,710	2,073,239

				49,891,769

Non-Agency Mortgage-Backed — 7.61%
Accredited Mortgage Loan Trust, Series 2005-3, Class A1
0.44%	09/25/35	[2]	510,142	508,253
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1
1.15%	09/25/34	[2]	2,901,842	2,899,024
Ameriquest Mortgage Securities, Inc.,
Series 2005-R4, Class M1
0.62%	07/25/35	[2]	1,910,000	1,868,971
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M1
0.62%	07/25/35	[2]	3,643,935	3,643,979
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1
1.17%	12/25/34	[2]	757,330	717,721
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		3,500	3,728
Banc of America Funding Corp., Series 2015-R2, Class 9A1
0.41%	03/25/37	[2,3]	3,204,287	3,100,988

See accompanying notes to Schedule of Portfolio Investments.

45 / Semi-Annual Report September 2015

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Asset-Backed Securities Trust, Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		$3,008	$3,082
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE9, Class M1
0.70%	10/25/35	[2]	470,311	468,662
CC Mortgage Funding Corp., Series 2004-1A, Class A1
0.48%	01/25/35	[2,3]	199,730	181,374
CC Mortgage Funding Corp., Series 2005-2A, Class A1
0.37%	05/25/36	[2,3]	170,153	149,278
Centex Home Equity Loan Trust, Series 2005-D, Class M1
0.62%	10/25/35	[2]	2,885,760	2,883,414
Chase Mortgage Finance Corp., Series 2004-2, Class 1A4
5.32%	02/25/35		3,080	3,092
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
2.87%	02/25/34	[2]	17,898	17,572
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.37%	03/25/37	[2]	1,455,917	1,433,341
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		331,809	363,004
Conseco Finance, Series 2002-A, Class A5 (STEP)
7.55%	04/15/32		14,498	14,587
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	236,198	257,375
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	607,102	671,100
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	164,123	173,215
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		648,629	690,365
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	700,000	704,722
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.30%	08/25/35	[2]	17,825	12,907
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
2.58%	08/25/34	[2]	133,429	129,812

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Trust, Series 2014-4R, Class 16A1
0.40%	02/27/36	[2,3]	$1,931,766	$1,899,104
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB3, Class AF1 (STEP)
3.38%	12/25/32		1,328,997	1,299,980
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF4 (STEP)
3.56%	12/25/36		792,015	607,219
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A23
0.34%	07/25/36	[2]	933,552	820,377
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
0.25%	04/25/37	[2]	199,883	133,695
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A3
0.44%	04/25/37	[2]	2,375,128	1,691,068
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	8,219	8,218
Equifirst Mortgage Loan Trust, Series 2005-1, Class M1
0.83%	04/25/35	[2]	324,075	324,810
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF4, Class M1
0.84%	05/25/35	[2]	1,388,609	1,383,658
First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.37%	06/25/37	[2]	690,066	450,572
First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.45%	06/25/37	[2]	1,275,223	901,243
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.20%	09/25/34	[2]	508,407	499,097
Green Tree Financial Corp., Series 1998-4, Class A5
6.18%	04/01/30		342,900	358,260
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	228,654	237,823
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	331,757	343,854
GreenPoint Manufactured Housing, Series 1999-5, Class A5
7.82%	12/15/29	[2]	88,223	88,716
GSAA Home Equity Trust, Series 2005-9, Class 1A1
0.47%	08/25/35	[2]	1,542,657	1,491,542

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 46

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Home Equity Loan Trust, Series 2007-3, Class APT
1.40%	11/20/36	[2]	$1,058,010	$1,057,536
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 1A
0.41%	12/25/35	[2]	6,003,336	5,919,725
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
0.99%	11/25/34	[2]	36,027	31,365
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
2.55%	06/25/37	[2]	1,373,868	1,058,168
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		266,779	270,612
IndyMac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		71,019	72,262
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		174,446	181,313
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
4.75%	05/25/37	[2]	472,449	433,542
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		189,303	198,605
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A5
5.87%	04/15/40		108,772	113,261
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[2]	342,791	367,004
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
2.64%	01/25/34	[2]	207,544	201,868
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.75%	01/25/34	[2]	681	665
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17		799	806
MASTR Asset-Backed Securities Trust, Series 2006-AB1, Class A2
0.42%	02/25/36	[2]	887,862	882,637
MASTR Asset-Backed Securities Trust, Series 2006-HE1, Class A3
0.38%	01/25/36	[2]	584,126	582,937
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.59%	10/25/32	[2]	1,715	1,715

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Seasoned Securities Trust, Series 2005-1, Class 4A1
2.55%	10/25/32	[2]	$19,144	$19,303
Mid-State Trust, Series 2004-1, Class A
6.01%	08/15/37		516,188	543,001
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		708,493	845,842
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		506,067	550,532
Mid-State Trust, Series 2005-1, Class M2
7.08%	01/15/40		787,042	874,160
Mid-State Trust, Series 2011, Class A1
4.86%	07/15/38		991,923	1,058,261
Morgan Stanley Capital I Trust, Series 2004-NC7, Class M2
1.12%	07/25/34	[2]	1,499,979	1,451,013
Morgan Stanley Capital I Trust, Series 2005-HE3, Class M3
0.99%	07/25/35	[2]	1,903,000	1,848,220
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1
0.64%	08/25/35	[2]	749,230	750,360
New Century Home Equity Loan Trust, Series 2005-3, Class M1
0.67%	07/25/35	[2]	1,758,175	1,756,253
New York Mortgage Trust, Series 2005-3, Class A1
0.43%	02/25/36	[2]	3,845,366	3,590,868
Origen Manufactured Housing, Series 2004-A, Class M2
6.64%	01/15/35	[2]	352,171	383,528
Park Place Securities, Inc., Series 2004-WCW1, Class M2
1.21%	09/25/34	[2]	325,363	323,647
Park Place Securities, Inc., Series 2004-WWF1, Class M2
1.21%	12/25/34	[2]	279,943	280,031
Park Place Securities, Inc., Series 2005-WCW1, Class M1
0.64%	09/25/35	[2]	3,872,011	3,854,776
Park Place Securities, Inc., Series 2005-WCW2, Class A2D
0.56%	07/25/35	[2]	1,750,947	1,755,492
Park Place Securities, Inc., Series 2005-WHG4, Class A2D
0.56%	09/25/35	[2]	2,969,410	2,950,856
Park Place Securities, Inc., Series 2005-WHQ2, Class M1
0.82%	05/25/35	[2]	2,533,415	2,522,020

See accompanying notes to Schedule of Portfolio Investments.

47 / Semi-Annual Report September 2015

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
RBSSP Resecuritization Trust, Series 2009-6, Class 11A4
0.62%	08/26/36	[2,3]	$1,804,947	$1,728,558
Residential Asset Mortgage Products, Inc., Series 2002-RS4, Class AI5 (STEP)
6.16%	08/25/32		2,220	2,132
Residential Asset Mortgage Products, Inc., Series 2003-RS1, Class AI5 (STEP)
6.19%	03/25/33		15,836	16,669
Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A41
8.00%	04/25/31		34,342	37,820
Residential Asset Securities Corp., Series 2004-IP2, Class 2A1
2.55%	12/25/34	[2]	48,920	49,277
Residential Asset Securities Corp., Series 2005-KS11, Class AI4
0.50%	12/25/35	[2]	2,700,099	2,683,531
Residential Funding Mortgage Securities II, Inc., Series 2001-HI3, Class AI7 (STEP)
7.56%	07/25/26		128,919	130,720
Residential Funding Mortgage Securities II, Inc., Series 2003-HS2, Class AI4 (STEP)
4.37%	07/25/33		3,406	3,401
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.46%	02/25/36	[2]	44,622	31,731
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.33%	12/25/36	[2]	437,237	433,038
Soundview Home Loan Trust, Series 2005-OPT4, Class 2A3
0.45%	12/25/35	[2]	2,165,667	2,134,890
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
2.53%	10/25/34	[2]	2,099,271	2,021,988
Structured Asset Mortgage Investments II Trust, Series 2005-AR1, Class A1
0.68%	04/19/35	[2]	1,830,462	1,705,681
Structured Asset Mortgage Investments, Inc., Series 2005-AR8, Class A2
1.59%	02/25/36	[2]	987,823	850,918
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 22A1
1.99%	05/25/36	[2]	3,488,277	2,241,469
Structured Asset Securities Corp., Series 2005-WF2, Class A3
0.79%	05/25/35	[2]	3,103,146	3,112,378
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.97%	04/15/30	[2,6]	3,657	547

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
UCFC Home Equity Loan, Series 1998-D, Class MF1
6.91%	04/15/30		$58,307	$59,761
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.52%	01/25/33	[2]	11,672	11,844
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A3
0.98%	10/25/45	[2]	2,076,524	1,931,045
Wells Fargo Home Equity Trust, Series 2006-1, Class A4
0.43%	05/25/36	[2]	4,829,540	4,793,135

				94,151,519

U.S. Agency Mortgage-Backed — 11.02%
Fannie Mae Pool (TBA)
3.00%	10/25/42		14,140,000	14,328,902
4.00%	10/25/41		4,300,000	4,587,060
4.00%	11/25/42		4,225,000	4,495,334
Fannie Mae Pool 253974
7.00%	08/01/31		6,407	7,404
Fannie Mae Pool 254232
6.50%	03/01/22		9,805	11,207
Fannie Mae Pool 468552
3.89%	07/01/21		1,863,403	2,032,506
Fannie Mae Pool 527247
7.00%	09/01/26		49	55
Fannie Mae Pool 545191
7.00%	09/01/31		3,608	4,203
Fannie Mae Pool 545646
7.00%	09/01/26		44	50
Fannie Mae Pool 549740
6.50%	10/01/27		13,213	15,104
Fannie Mae Pool 555284
7.50%	10/01/17		199	206
Fannie Mae Pool 606108
7.00%	03/01/31		831	868
Fannie Mae Pool 630599
7.00%	05/01/32		9,108	11,132
Fannie Mae Pool 655928
7.00%	08/01/32		4,895	5,861
Fannie Mae Pool 735207
7.00%	04/01/34		2,858	3,487
Fannie Mae Pool 735646
4.50%	07/01/20		3,852	4,025
Fannie Mae Pool 735686
6.50%	12/01/22		36,031	41,176
Fannie Mae Pool 735861
6.50%	09/01/33		148,929	174,774

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 48

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 764388
1.82%	03/01/34	[2]	$38,720	$41,074
Fannie Mae Pool 776708
5.00%	05/01/34		224,465	252,178
Fannie Mae Pool 817611
5.38%	11/01/35	[2]	26,466	28,285
Fannie Mae Pool 844773
5.35%	12/01/35	[2]	1,391	1,473
Fannie Mae Pool 889125
5.00%	12/01/21		193,297	204,047
Fannie Mae Pool 889184
5.50%	09/01/36		229,680	258,706
Fannie Mae Pool 890221
5.50%	12/01/33		348,622	391,609
Fannie Mae Pool 918445
5.52%	05/01/37	[2]	3,156	3,378
Fannie Mae Pool 939419
1.87%	05/01/37	[2]	100,551	106,890
Fannie Mae Pool AB3685
4.00%	10/01/41		1,869,282	2,015,277
Fannie Mae Pool AE0605
4.67%	07/01/20		1,160,357	1,288,277
Fannie Mae Pool AJ0764
4.50%	09/01/41		652,760	709,787
Fannie Mae Pool AJ7696
4.50%	12/01/41		2,286,714	2,486,488
Fannie Mae Pool AL0151
4.38%	04/01/21		5,540,645	6,119,926
Fannie Mae Pool AL0209
4.50%	05/01/41		708,396	786,712
Fannie Mae Pool AL2293
4.38%	06/01/21		4,548,893	5,036,904
Fannie Mae Pool AL3306
2.46%	04/01/23		2,371,319	2,424,357
Fannie Mae Pool AL3400
2.55%	03/01/23		2,389,108	2,429,511
Fannie Mae Pool AL5866
2.75%	08/01/22		3,420,012	3,547,486
Fannie Mae Pool AL6829
2.97%	05/01/27		4,038,948	4,061,613
Fannie Mae Pool AM4125
3.74%	08/01/23		2,430,000	2,628,481
Fannie Mae Pool AM7009
2.95%	11/01/24		2,620,000	2,704,733
Fannie Mae Pool AM7150
3.05%	11/01/24		1,825,593	1,887,701
Fannie Mae Pool FN0001
3.77%	12/01/20		2,891,753	3,135,254

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool FN0005
3.38%	11/01/20		$1,337,829	$1,432,627
Fannie Mae Pool FN0007
3.46%	11/01/20		1,390,000	1,494,910
Fannie Mae Pool MA1561
3.00%	09/01/33		2,953,879	3,063,726
Fannie Mae Pool MA1582
3.50%	09/01/43		2,226,730	2,329,455
Fannie Mae Pool MA1608
3.50%	10/01/33		2,984,819	3,153,298
Fannie Mae REMICS, Series 1989-25, Class G
6.00%	06/25/19		1,356	1,429
Fannie Mae REMICS, Series 1992-116, Class B
6.50%	06/25/22		95	100
Fannie Mae REMICS, Series 1993-80, Class S
10.64%	05/25/23	[2]	7,816	9,084
Fannie Mae REMICS, Series 2001-52, Class YZ
6.50%	10/25/31		184,235	210,577
Fannie Mae REMICS, Series 2007-64, Class FA
0.66%	07/25/37	[2]	186,792	188,733
Fannie Mae Whole Loan, Series 2003-W6, Class 5T (IO)
0.55%	09/25/42	[2]	20,022,026	301,932
Fannie Mae, Series 2008-50, Class SA (IO)
5.85%	11/25/36	[2]	2,563,614	467,594
Fannie Mae, Series 2009-M1, Class A2
4.29%	07/25/19		88,223	95,981
Fannie Mae, Series 2012-M12, Class 1A
2.93%	08/25/22	[2]	1,996,717	2,097,756
Fannie Mae, Series 2012-M15, Class A
2.74%	10/25/22	[2]	1,578,538	1,633,969
Fannie Mae, Series 2014-M12, Class FA
0.50%	10/25/21	[2]	2,288,561	2,300,899
Freddie Mac Gold Pool (TBA)
3.50%	06/01/45		5,844,882	6,086,440
Freddie Mac Gold Pool A25162
5.50%	05/01/34		280,932	313,446
Freddie Mac Gold Pool A33262
5.50%	02/01/35		75,732	86,178
Freddie Mac Gold Pool A68781
5.50%	10/01/37		15,358	17,315
Freddie Mac Gold Pool C03813
3.50%	04/01/42		1,646,212	1,721,964
Freddie Mac Gold Pool C90504
6.50%	12/01/21		1,204	1,377

See accompanying notes to Schedule of Portfolio Investments.

49 / Semi-Annual Report September 2015

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool E01279
5.50%	01/01/18		$856	$890
Freddie Mac Gold Pool E90474
6.00%	07/01/17		1,511	1,552
Freddie Mac Gold Pool G01548
7.50%	07/01/32		484,640	606,991
Freddie Mac Gold Pool G01644
5.50%	02/01/34		188,947	211,005
Freddie Mac Gold Pool G02366
6.50%	10/01/36		138,972	161,522
Freddie Mac Gold Pool G11707
6.00%	03/01/20		1,766	1,854
Freddie Mac Gold Pool G12393
5.50%	10/01/21		178,086	191,497
Freddie Mac Gold Pool G12909
6.00%	11/01/22		258,566	283,803
Freddie Mac Gold Pool G13032
6.00%	09/01/22		151,259	164,787
Freddie Mac Gold Pool G18568
2.50%	09/01/30		1,595,000	1,628,520
Freddie Mac Gold Pool J06246
5.50%	10/01/21		66,939	71,756
Freddie Mac Gold Pool Q05261
3.50%	12/01/41		1,037,952	1,090,093
Freddie Mac Gold Pool U99114
3.50%	02/01/44		3,764,301	3,944,506
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF03, Class A
0.54%	01/25/21	[2]	3,779,584	3,781,342
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A2
4.28%	01/25/20		1,505,000	1,674,049
Freddie Mac Pool Q20178
3.50%	07/01/43		1,449,964	1,524,542
Freddie Mac REMICS, Series 1602, Class SN
10.09%	10/15/23	[2]	14,590	20,883
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		67,734	76,811
Freddie Mac REMICS, Series 3460, Class SA (IO)
5.99%	06/15/38	[2]	2,588,497	422,653
Freddie Mac REMICS, Series 4030, Class HS (IO)
6.40%	04/15/42	[2]	2,407,637	470,639
Freddie Mac, Series KF02, Class A3
0.82%	07/25/20	[2]	1,348,570	1,356,468

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series KF05, Class A
0.55%	09/25/21	[2]	$5,232,731	$5,249,033
Ginnie Mae I Pool 782810
4.50%	11/15/39		1,586,462	1,755,395
Ginnie Mae II Pool (TBA)
3.00%	08/20/45		833,071	850,962
3.50%	10/20/42		9,285,000	9,727,488
4.00%	10/20/44		1,905,000	2,029,756
Ginnie Mae II Pool 80968
1.63%	07/20/34	[2]	42,364	44,008
Ginnie Mae, Series 2004-8, Class SE
13.91%	11/26/23	[2]	58,779	72,549
Ginnie Mae, Series 2011-152, Class A
1.62%	07/16/33		1,417,379	1,418,064
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.56%	11/06/17	[2]	764,009	765,397
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.72%	03/09/21	[2]	567,248	568,302
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.59%	02/06/20	[2]	750,403	752,870

				136,202,278

Total Mortgage-Backed (Cost $273,961,752)				280,245,566

MUNICIPAL BONDS — 0.41%*
California — 0.18%
State of California, Taxable, Various Purpose, Series 3
5.95%	04/01/16		225,000	231,080
University of California, Floating Rate Notes, Series Y, Class 1
0.69%	07/01/41	[2]	2,000,000	2,000,000

				2,231,080

New York — 0.15%
City of New York, Build America Bonds
5.05%	10/01/24		1,000,000	1,162,000
New York State Urban Development Corp., Series F
3.20%	03/15/22		700,000	733,628

				1,895,628

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 50

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Texas — 0.08%
City of Houston Texas, Taxable Pension Obligation, Series A
6.29%	03/01/32		$ 770,000	$ 943,381

Total Municipal Bonds (Cost $4,989,680)				5,070,089

U.S. AGENCY SECURITIES — 0.75%
U.S. Agency Securities — 0.75%
Federal Farm Credit Bank
0.23%	09/14/16	[2]	2,460,000	2,460,780
0.25%	02/27/17	[2]	2,415,000	2,417,415
0.26%	04/17/17	[2]	2,505,000	2,507,385
Federal Home Loan Bank
0.22%	10/07/15	[2]	1,955,000	1,955,010

Total U.S. Agency Securities (Cost $9,334,767)				9,340,590

U.S. TREASURY SECURITIES — 42.02%
U.S. Treasury Bonds — 1.38%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.25%	01/15/25	[7]	14,932,632	14,326,770
0.38%	07/15/25	[7]	986,243	961,201
U.S. Treasury Bonds (Strip Principal)
0.00%	11/15/27	[8]	2,300,000	1,718,618

U.S. Treasury Notes — 40.64%
U.S. Treasury Notes
0.63%	08/31/17		168,220,000	168,239,715
0.63%	09/30/17		73,945,000	73,918,010
0.88%	07/15/17		7,110,000	7,143,961
1.38%	08/31/20		66,870,000	66,961,519
1.38%	09/30/20		115,405,000	115,409,507
2.00%	08/15/25		42,900,000	42,681,605
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.13%	04/15/16	[7]	10,125,438	10,029,388
0.13%	04/15/17	[7]	2,684,615	2,675,772
0.13%	07/15/24	[7]	9,754,398	9,314,431
2.50%	07/15/16	[7]	6,032,783	6,130,113

Total U.S. Treasury Securities (Cost $518,545,337)				519,510,610

Total Bonds – 98.89% (Cost $1,216,127,628)				1,222,795,433

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 2.82%

Foreign Government Obligations — 0.51%
Japan Treasury Discount Bill, Series 537 (Japan)
0.01%[9]	12/10/15	[4]	$760,000,000	$ 6,346,027

Money Market Funds — 1.34%
JPMorgan U.S. Government Money Market Fund
0.00%[10]			1,000	1,000
Morgan Stanley Institutional Fund
0.00%[10]			16,539,000	16,539,000

				16,540,000

U.S. Agency Discount Notes — 0.94%
Fannie Mae
0.11%[9]	11/16/15		11,565,000	11,564,190

U.S. Treasury Bills — 0.03%
U.S. Treasury Bills
0.02%[9]	10/15/15	[11]	210,000	210,005
0.15%[9]	01/07/16	[11]	200,000	199,999

				410,004

Total Short-Term Investments (Cost $34,576,944)				34,860,221

Total Investments – 101.71% (Cost $1,250,704,572)[1]				1,257,655,654

Liabilities in Excess of Other Assets – (1.71)%				(21,201,655)
Net Assets – 100.00%				$1,236,453,999

Currency Purchased	Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 12/10/15 at 119.77 Counterparty: Citigroup, Inc.
USD $6,093,278	JPY 760,000,000	$(259,695)

Net unrealized (depreciation)		$(259,695)

See accompanying notes to Schedule of Portfolio Investments.

51 / Semi-Annual Report September 2015

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
297	U.S. Treasury Ten Year Note,
	Expiration December 2015	$105,864

	Net unrealized appreciation	$105,864

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	(Depreciation)	Value

SWAPS: INTEREST RATE
The Fund pays a fixed rate equal to 2.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc. Interest contract
11/15/27	$–	$ 725	$ (67,655)	$ (67,655)
The Fund pays a fixed rate equal to 2.48% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc. Interest contract
11/15/27	–	720	(74,981)	(74,981)

	$–	$1,445	$(142,636)	$(142,636)

Notes:

[1]	Cost for federal income tax purposes is $1,250,716,742 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$13,450,009
Gross unrealized (depreciation)	(6,511,097)

Net unrealized appreciation	$6,938,912

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2015.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.
[6]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $796,362, which is 0.06% of total net assets.
[7]	Inflation protected security. Principal amount reflects original security face amount.
[8]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2015.
[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of September 30, 2015.
[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $410,000.
†	Fair valued security. The aggregate value of fair valued securities is $869,317, which is 0.07% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 52

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 99.42%
ASSET-BACKED SECURITIES — 8.13%**
Academic Loan Funding Trust, Series 2012-1A, Class A2
1.29%	12/27/44	[2,3]	$14,950,000	$14,412,652
Access Group, Inc., Series 2001, Class 2A1
0.69%	05/25/29	[2]	2,548,120	2,417,618
Access Group, Inc., Series 2004-1, Class A2
0.54%	09/26/33	[2]	65,087	63,184
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.51%	06/14/37	[2,3]	1,824,227	1,796,395
American Money Management Corp., Series 2013-13A, Class A1L (Cayman Islands)
1.74%	01/24/26	[2,3,4]	500,000	497,307
American Money Management Corp., Series 2014-14A, Class A1L (Cayman Islands)
1.75%	07/27/26	[2,3,4]	24,485,000	24,341,420
American Money Management Corp., Series 2014-15A, Class A1 (Cayman Islands)
1.81%	12/09/26	[2,3,4]	52,200,000	52,091,909
American Money Management Corp., Series 2015-16A, Class A1 (Cayman Islands)
1.77%	04/14/27	[2,3,4]	80,380,000	79,935,820
ARES XXVI CLO Ltd., Series 2013-1A, Class A (Cayman Islands)
1.39%	04/15/25	[2,3,4]	500,000	492,962
Avery Point CLO Ltd., Series 2014-1A, Class A (Cayman Islands)
1.82%	04/25/26	[2,3,4]	500,000	499,928
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.51%	11/14/33	[2,3,4]	702,789	654,472
Babson CLO Ltd., Series 2013-IA, Class A (Cayman Islands)
1.39%	04/20/25	[2,3,4]	19,800,000	19,535,112
Babson CLO Ltd., Series 2014-3A, Class A (Cayman Islands)
1.74%	01/15/26	[2,3,4]	26,250,000	26,126,835
Babson CLO Ltd., Series 2015-IA, Class A (Cayman Islands)
1.71%	04/20/27	[2,3,4]	74,000,000	73,621,712
Ballyrock CLO LLC, Series 2014-1, Class A1 (Cayman Islands)
1.77%	10/20/26	[2,3,4]	91,100,000	90,908,453
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.56%	01/25/35	[2,3]	3,260,391	3,018,108
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.49%	04/25/35	[2,3]	7,268,742	6,704,811

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
0.42%	12/25/36	[2,3]	$186,407	$161,891
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.41%	03/25/37	[2,3]	7,697,730	6,674,051
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.43%	07/25/37	[2,3]	1,934,295	1,642,649
Betony CLO Ltd., Series 2015-1A, Class A (Cayman Islands)
1.80%	04/15/27	[2,3,4]	40,758,000	40,605,035
BlueMountain CLO Ltd., Series 2012-2A, Class A1 (Cayman Islands)
1.75%	11/20/24	[2,3,4]	500,000	498,494
BlueMountain CLO Ltd., Series 2014-1A, Class A (Cayman Islands)
1.82%	04/30/26	[2,3,4]	500,000	498,797
Brazos Higher Education Authority, Inc., Series 2003 I, Class A3
0.01%	09/26/22	[2]	24,215	24,092
Brazos Higher Education Authority, Inc., Series 2005-1, Class 1A4
0.01%	03/26/29	[2]	10,000,000	9,785,500
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.53%	02/25/35	[2]	13,355,000	13,126,726
Brazos Higher Education Authority, Inc., Series 2011-1, Class A3
1.38%	11/25/33	[2]	16,050,000	15,522,976
Brazos Higher Education Authority, Inc., Series 2011-2, Class A2
1.13%	07/25/29	[2]	2,933,477	2,938,951
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.28%	10/27/36	[2]	24,411,000	23,850,263
Brazos Higher Education Authority, Inc., Series 2012-1, Class A1
0.89%	12/26/35	[2]	42,031	40,771
Cent CLO 21 Ltd., Series 2104-21A, Class A1B (Cayman Islands)
1.69%	07/27/26	[2,3,4]	500,000	495,505
Chase Issuance Trust, Series 2014-A3, Class A3
0.41%	05/15/18	[2]	9,845,000	9,843,671
CIFC Funding Ltd., Series 2012-2A, Class A1R (Cayman Islands)
1.68%	12/05/24	[2,3,4]	500,000	499,939
CIT Education Loan Trust, Series 2007-1, Class A
0.37%	03/25/42	[2,3]	31,436,447	29,210,558
CIT Education Loan Trust, Series 2007-1, Class B
0.58%	06/25/42	[2,3]	22,059,077	18,137,921

See accompanying notes to Schedule of Portfolio Investments.

53 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Citibank Credit Card Issuance Trust, Series 2014-A3, Class A3
0.40%	05/09/18	[2]	$15,450,000	$15,448,872
Clear Creek CLO Ltd., Series 2015-1A, Class A (Cayman Islands)
1.71%	04/20/27	[2,3,4]	26,550,000	26,386,958
College Loan Corp. Trust, Series 2005-2, Class B
0.78%	01/15/37	[2]	4,894,358	4,234,579
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
1.79%	04/15/27	[2,3,4]	44,367,500	44,205,825
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A (Cayman Islands)
1.67%	01/15/25	[2,3,4]	24,100,000	23,996,345
Eaton Vance CLO Ltd., Series 2014-1A, Class A (Cayman Islands)
1.74%	07/15/26	[2,3,4]	48,665,000	48,404,545
Education Loan Asset-Backed Trust I
0.99%	06/25/26	[2,3]	13,545,449	13,442,544
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
0.99%	04/26/32	[2,3]	12,750,000	12,330,570
Educational Funding of the South, Inc., Series 2011-1, Class A2
0.95%	04/25/35	[2]	91,479	88,945
Educational Funding of the South, Inc., Series 2012-1, Class A
1.24%	03/25/36	[2]	29,148,494	28,710,654
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2
1.54%	03/25/36	[2,3]	16,085,000	15,724,565
Flagship CLO, Series 2014-8A, Class A (Cayman Islands)
1.85%	01/16/26	[2,3,4]	114,760,000	113,999,141
Flatiron CLO Ltd., Series 2014-1A, Class A1 (Cayman Islands)
1.67%	07/17/26	[2,3,4]	26,383,000	26,158,243
Ford Credit Auto Owner Trust, Series 2012-C, Class A4
0.79%	11/15/17		149,943	149,923
GCO Education Loan Funding Trust, Series 2006-1, Class A11L
0.51%	05/25/36	[2]	25,000,000	22,328,020
GE Business Loan Trust, Series 2004-2A, Class A
0.43%	12/15/32	[2,3]	4,211,059	4,119,843
GE Business Loan Trust, Series 2005-1A, Class A3
0.46%	06/15/33	[2,3]	6,553,868	6,359,018
GE Business Loan Trust, Series 2005-2A, Class A
0.44%	11/15/33	[2,3]	15,243,286	14,668,873

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Global SC Finance SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/24	[3,4]	$78,656,417	$79,332,559
Goal Capital Funding Trust, Series 2005-2, Class A3
0.45%	05/28/30	[2]	24,529,694	24,027,531
Goal Capital Funding Trust, Series 2005-2, Class B
0.86%	11/25/44	[2]	14,093,345	12,006,348
Goal Capital Funding Trust, Series 2006-1, Class B
0.78%	08/25/42	[2]	3,985,702	3,570,964
Goal Capital Funding Trust, Series 2015-1, Class A
0.84%	09/25/41	[2,3]	171,598,548	168,723,415
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A (Cayman Islands)
1.45%	04/25/25	[2,3,4]	6,560,000	6,468,732
Honda Auto Receivables Owner Trust, Series 2014-1, Class A3
0.67%	11/21/17		47,441,000	47,388,032
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[3]	984,466	1,048,892
J.G. Wentworth XXXII LLC, Series 2014-2A, Class A
3.61%	01/17/73	[3]	60,520,037	63,177,862
Limerock CLO, Series 2014-3A, Class A1 (Cayman Islands)
1.82%	10/20/26	[2,3,4]	90,000,000	89,508,600
Magnetite XII CLO Ltd., Series 2015-12A, Class A (Cayman Islands)
1.79%	04/15/27	[2,3,4]	13,437,700	13,402,650
Magnetite XII Ltd., Series 2014-11A, Class A1 (Cayman Islands)
1.62%	01/18/27	[2,3,4]	35,425,000	35,255,527
National Collegiate Student Loan Trust, Series 2006-1, Class A3
0.38%	05/25/26	[2]	826,040	825,039
National Collegiate Student Loan Trust, Series 2006-3, Class A3
0.34%	10/25/27	[2]	16,082,244	15,942,071
National Collegiate Student Loan Trust, Series 2006-4, Class A2
0.34%	12/27/27	[2]	1,374,654	1,362,802
Navient Student Loan Trust, Series 2014-1, Class A2
0.51%	03/27/23	[2]	2,750,000	2,718,907
Navient Student Loan Trust, Series 2014-1, Class A3
0.71%	06/25/31	[2]	1,175,000	1,137,814
Navient Student Loan Trust, Series 2014-2, Class A
0.84%	03/25/43	[2]	101,128,751	95,054,529

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 54

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2014-3, Class A
0.81%	03/25/43	[2]	$104,282,087	$98,153,648
Navient Student Loan Trust, Series 2014-4, Class A
0.82%	03/25/43	[2]	165,091,131	155,082,506
Navient Student Loan Trust, Series 2014-5, Class A
0.82%	03/25/43	[2]	134,155,485	126,203,854
Navient Student Loan Trust, Series 2014-6, Class A
0.81%	03/25/43	[2]	135,429,376	127,271,320
Navient Student Loan Trust, Series 2014-7, Class A
0.81%	03/25/43	[2]	136,226,412	128,122,017
Navient Student Loan Trust, Series 2015-1, Class A2
0.79%	04/25/40	[2]	199,400,000	192,656,611
Navient Student Loan Trust, Series 2015-2, Class A1
0.47%	11/25/24	[2]	33,187,916	33,007,523
Navient Student Loan Trust, Series 2015-2, Class A3
0.76%	11/26/40	[2]	98,255,000	95,686,713
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
1.18%	02/25/36	[2,3]	10,125,000	8,236,444
Nelnet Student Loan Trust, Series 2006-1, Class A6
0.78%	08/23/36	[2,3]	12,500,000	11,420,319
Nelnet Student Loan Trust, Series 2007-2A, Class A3L
0.68%	03/25/26	[2,3]	69,808,109	68,067,363
Nelnet Student Loan Trust, Series 2008-3, Class A4
1.98%	11/25/24	[2]	2,520,000	2,531,792
Nelnet Student Loan Trust, Series 2014-2A, Class A1
0.47%	06/25/21	[2,3]	5,918,711	5,891,203
Nelnet Student Loan Trust, Series 2014-3A, Class A
0.77%	06/25/41	[2,3]	42,880,148	41,081,904
Nelnet Student Loan Trust, Series 2014-5A, Class A
0.74%	07/25/41	[2,3]	128,582,117	123,548,835
Nelnet Student Loan Trust, Series 2015-1A, Class A
0.78%	04/25/41	[2,3]	238,088,794	231,326,192
Nelnet Student Loan Trust, Series 2015-2A, Class A2
0.79%	09/25/42	[2,3]	293,110,000	282,415,794
Nelnet Student Loan Trust, Series 2015-3A, Class A2
0.79%	02/26/46	[2,3]	9,240,000	8,894,618

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2015-3A, Class A3
1.09%	06/25/49	[2,3]	$13,095,000	$11,807,955
Nissan Auto Receivables Owner Trust, Series 2012-B, Class A4
0.66%	12/17/18		85,000	84,945
North Carolina State Education Authority, Series 2011-1, Class A3
0.01%	10/25/41	[2]	24,545,000	24,074,963
Northstar Education Finance, Inc., Series 2007-1, Class A2
0.01%	01/29/46	[2]	42,825,000	40,291,888
Northwoods Capital Corp., Series 2014-11A, Class A (Cayman Islands)
1.89%	04/15/25	[2,3,4]	500,000	498,508
Oak Hill Credit Partners, Series 2012-7A, Class A (Cayman Islands)
1.75%	11/20/23	[2,3,4]	500,000	498,550
Octagon Investment Partners XI Ltd., Series 2007-1X, Class A1B(Cayman Islands)
0.59%	08/25/21	[2,4]	280,227	273,024
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class A (Cayman Islands)
1.81%	04/15/26	[2,3,4]	500,000	497,357
Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A3
1.28%	10/01/37	[2]	16,950,000	16,458,885
Panthera Aviation, Series 2013-1
10.00%	01/25/22	2,3,5,†	19,225,000	18,840,688
Panthera Aviation, Series 2013-2
10.00%	03/20/24	2,3,5,†	33,758,489	33,083,648
PHEAA Student Loan Trust, Series 2015-1A, Class A
0.79%	10/25/41	[2,3]	279,655,706	274,272,431
Race Point CLO Ltd., Series 2012-7A, Class A (Cayman Islands)
1.73%	11/08/24	[2,3,4]	500,000	497,284
Red River CLO Ltd., Series 2001A, Class A (Cayman Islands)
0.57%	07/27/18	[2,3,4]	78,650	78,300
Scholar Funding Trust, Series 2012-B, Class A2
1.29%	03/28/46	[2,3]	38,825,000	38,425,429
SLC Student Loan Trust I, Series 2002-2, Class B2
0.78%	07/01/42	[2,3]	24,150,000	18,712,217
SLC Student Loan Trust, Series 2005-3, Class B
0.59%	06/15/40	[2]	536,864	474,699
SLC Student Loan Trust, Series 2006-1, Class A6
0.50%	12/15/38	[2]	9,470,000	8,123,363

See accompanying notes to Schedule of Portfolio Investments.

55 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2006-1, Class B
0.55%	03/15/39	[2]	$143,710	$118,541
SLC Student Loan Trust, Series 2006-2, Class A6
0.50%	09/15/39	[2]	16,000,000	13,616,387
SLC Student Loan Trust, Series 2008-1, Class A4A
1.94%	12/15/32	[2]	27,300,000	27,795,398
SLM Student Loan Trust, Series 2003-11, Class A5
0.39%	12/15/22	[2,3]	49,388,380	48,795,670
SLM Student Loan Trust, Series 2003-11, Class A6
1.09%	12/15/25	[2,3]	16,255,000	15,596,068
SLM Student Loan Trust, Series 2003-4, Class A5E
1.09%	03/15/33	[2,3]	9,074,130	8,860,281
SLM Student Loan Trust, Series 2004-1, Class A4
0.56%	10/27/25	[2]	2,810,000	2,704,524
SLM Student Loan Trust, Series 2004-10, Class A5A
0.70%	04/25/23	[2,3]	9,059,729	9,042,819
SLM Student Loan Trust, Series 2004-10, Class A5B
0.70%	04/25/23	[2,3]	4,716,622	4,707,819
SLM Student Loan Trust, Series 2004-5A, Class A5
0.90%	10/25/23	[2,3]	9,446,726	9,432,390
SLM Student Loan Trust, Series 2004-8, Class B
0.76%	01/25/40	[2]	1,823,598	1,559,979
SLM Student Loan Trust, Series 2004-8A, Class A5
0.80%	04/25/24	[2,3]	111,100,907	110,224,543
SLM Student Loan Trust, Series 2005-4, Class B
0.48%	07/25/40	[2]	12,860,768	10,815,850
SLM Student Loan Trust, Series 2005-5, Class A5
1.05%	10/25/40	[2]	60,000	57,697
SLM Student Loan Trust, Series 2005-6, Class B
0.59%	01/25/44	[2]	14,371,435	12,041,711
SLM Student Loan Trust, Series 2005-8, Class A4
1.05%	01/25/28	[2]	5,160,000	5,093,596
SLM Student Loan Trust, Series 2006-10, Class B
0.52%	03/25/44	[2]	17,501,389	14,275,651
SLM Student Loan Trust, Series 2006-2, Class A6
0.47%	01/25/41	[2]	42,655,000	37,615,440

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2006-5, Class A5
0.41%	01/25/27	[2]	$120,422,000	$117,089,496
SLM Student Loan Trust, Series 2006-7, Class A5
0.40%	01/27/25	[2]	35,406,029	35,022,293
SLM Student Loan Trust, Series 2006-8, Class A6
0.46%	01/25/41	[2]	32,855,000	28,546,957
SLM Student Loan Trust, Series 2006-9, Class A5
0.40%	01/26/26	[2]	4,000,000	3,911,722
SLM Student Loan Trust, Series 2007-1, Class A5
0.39%	01/26/26	[2]	22,150,000	21,064,272
SLM Student Loan Trust, Series 2007-1, Class B
0.52%	01/27/42	[2]	7,103,118	5,845,982
SLM Student Loan Trust, Series 2007-3, Class A4
0.36%	01/25/22	[2]	3,160,000	2,956,564
SLM Student Loan Trust, Series 2007-6, Class A4
0.68%	10/25/24	[2]	43,820,000	41,424,667
SLM Student Loan Trust, Series 2007-6, Class B
1.15%	04/27/43	[2]	6,628,553	5,523,640
SLM Student Loan Trust, Series 2008-2, Class B
1.50%	01/25/29	[2]	38,874,000	31,442,228
SLM Student Loan Trust, Series 2008-3, Class A3
1.30%	10/25/21	[2]	39,439	38,660
SLM Student Loan Trust, Series 2008-3, Class B
1.50%	04/25/29	[2]	1,750,000	1,453,729
SLM Student Loan Trust, Series 2008-4, Class A4
1.95%	07/25/22	[2]	4,203,000	4,225,070
SLM Student Loan Trust, Series 2008-4, Class B
2.15%	04/25/29	[2]	4,384,000	3,995,183
SLM Student Loan Trust, Series 2008-5, Class A4
2.00%	07/25/23	[2]	34,509,000	34,695,297
SLM Student Loan Trust, Series 2008-5, Class B
2.15%	07/25/29	[2]	32,444,000	30,058,741
SLM Student Loan Trust, Series 2008-6, Class B
2.15%	07/25/29	[2]	31,644,000	30,071,266
SLM Student Loan Trust, Series 2008-7, Class B
2.15%	07/25/29	[2]	17,346,000	15,249,859

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 56

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-8, Class A4
1.80%	04/25/23[2]	$6,480,000	$6,514,127
SLM Student Loan Trust, Series 2008-8, Class B
2.55%	10/25/29[2]	525,000	502,924
SLM Student Loan Trust, Series 2008-9, Class A
1.80%	04/25/23[2]	256,324,715	257,212,624
SLM Student Loan Trust, Series 2008-9, Class B
2.55%	10/25/29[2]	31,600,000	30,502,066
SLM Student Loan Trust, Series 2009-3, Class A
0.94%	01/25/45[2,3]	276,989,364	262,309,344
SLM Student Loan Trust, Series 2012-1, Class A2
0.64%	11/25/20[2]	24,923,236	24,861,838
SLM Student Loan Trust, Series 2012-2, Class A
0.89%	01/25/29[2]	24,122,176	23,658,499
SLM Student Loan Trust, Series 2012-3, Class A
0.84%	12/26/25[2]	54,086,283	53,131,282
SLM Student Loan Trust, Series 2012-6, Class A2
0.47%	09/25/19[2]	24,475,492	24,383,504
SLM Student Loan Trust, Series 2012-7, Class A2
0.47%	09/25/19[2]	6,534,030	6,476,015
SLM Student Loan Trust, Series 2013-3, Class A2
0.49%	05/26/20[2]	12,434,202	12,362,432
SLM Student Loan Trust, Series 2013-6, Class A3
0.84%	06/26/28[2]	31,570,000	30,640,472
SLM Student Loan Trust, Series 2014-2, Class A2
0.54%	10/25/21[2]	29,660,000	29,281,667
SoFi Professional Loan Program LLC, Series 2014-A, Class A1
1.79%	06/25/25[2,3]	10,035,965	10,141,156
South Carolina Student Loan Corp., Series 2005, Class A2
0.40%	12/01/20[2]	4,679	4,676
South Carolina Student Loan Corp., Series 2006-1, Class A2
0.01%	12/01/22[2]	18,788,617	18,643,436
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40[3]	13,488,784	14,062,058
Spirit Master Funding LLC, Series 2014-2A, Class A
5.76%	03/20/42[3]	8,036,048	8,648,796

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Vermont Student Assistance Corp., Student Loan Asset-Backed Notes, Series 2012-1, Class A
0.89%	07/28/34	[2]	$8,033,864	$7,829,914
Voya CLO Ltd., Series 2015-1A, Class A1 (Cayman Islands)
1.76%	04/18/27	[2,3,4]	55,980,000	55,743,317

Total Asset-Backed Securities
(Cost $5,633,135,192)				5,500,859,152

BANK LOANS — 0.13%*
Energy — 0.00%
Drillships Financing Holding, Term Loan B1, 1st Lien
6.00%	03/31/21	[2]	2,458,111	1,467,689
NGPL Pipe Co. LLC, Term Loan B, 1st Lien
6.75%	09/15/17	[2]	2,455,844	2,218,855

				3,686,544

Finance — 0.07%
ILFC AIG, Term Loan B, 1st Lien
3.50%	02/27/21	[2]	49,009,581	48,961,552

Health Care — 0.03%
HCA, Inc., Term Loan B4, 1st Lien
2.93%	05/01/18	[2]	15,619,384	15,624,304
Valeant Pharmaceuticals International, Inc., Term Loan B, 1st Lien (Canada)
4.50%	05/30/20	[2,4]	5,943,274	5,865,269

				21,489,573

Services — 0.03%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.72%	01/15/38	[2,4]	16,979,167	17,488,542

Total Bank Loans
(Cost $92,342,641)				91,626,211

CORPORATES — 18.78%*
Automotive — 0.07%
Ford Motor Credit Co. LLC
2.50%	01/15/16		6,050,000	6,075,837
Ford Motor Credit Co. LLC (WI)
3.98%	06/15/16		4,150,000	4,231,842
4.21%	04/15/16		6,100,000	6,196,409
General Motors Co.
5.00%	04/01/35		4,825,000	4,482,999
5.20%	04/01/45		4,775,000	4,497,396
General Motors Financial Co., Inc.
3.45%	04/10/22		25,017,000	24,071,045

				49,555,528

See accompanying notes to Schedule of Portfolio Investments.

57 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking — 3.60%
Bank of America Corp.
1.50%	10/09/15		$12,115,000	$12,115,987
5.63%	10/14/16		12,690,000	13,255,265
5.63%	07/01/20		36,593,000	41,315,766
5.75%	12/01/17		37,170,000	40,199,206
6.50%	08/01/16		88,205,000	92,142,118
Bank of America Corp. (MTN)
0.97%	12/01/26	[2]	14,400,000	12,293,813
1.70%	08/25/17		2,500,000	2,507,406
2.00%	01/11/18		50,000	50,213
4.00%	04/01/24		4,800,000	4,949,544
5.00%	05/13/21		15,455,000	17,050,559
5.00%	01/21/44		10,000,000	10,533,247
5.65%	05/01/18		28,375,000	31,007,423
8.68%	05/02/17	[2]	5,800,000	5,959,500
8.95%	05/18/17	[2]	5,990,000	6,192,462
9.57%	06/06/17	[2]	12,113,000	12,643,549
Bank of America Corp., Series 1
3.75%	07/12/16		34,556,000	35,237,807
Bank of America N.A. (BKNT)
0.62%	06/15/16	[2]	24,645,000	24,593,068
0.64%	06/15/17	[2]	51,120,000	50,793,139
5.30%	03/15/17		113,562,000	119,320,729
6.00%	06/15/16		39,640,000	40,948,199
6.10%	06/15/17		83,241,000	89,307,155
Bank One Corp. (STEP)
8.53%	03/01/19		1,810,000	2,143,093
Barclays Bank PLC (United Kingdom)
5.00%	09/22/16	[4]	110,000	114,065
Capital One Bank USA N.A.
2.40%	09/05/19		17,050,000	16,956,003
Capital One Bank USA N.A. (BKNT)
1.15%	11/21/16		6,250,000	6,233,858
2.15%	11/21/18		11,602,000	11,574,988
2.25%	02/13/19		30,712,000	30,653,893
Capital One Financial Co.
1.00%	11/06/15		23,055,000	23,059,219
Credit Suisse/New York (MTN) (Switzerland)
0.63%	03/11/16	[2,4]	7,610,000	7,607,854
3.63%	09/09/24	[4]	6,500,000	6,510,627
Credit Suisse/New York (Switzerland)
0.98%	01/29/18	[2,4]	64,525,000	64,455,636
3.00%	10/29/21	[4]	32,450,000	32,407,539
6.00%	02/15/18	[4]	18,692,000	20,369,140
Credit Suisse/New York (YCD) (Switzerland)
0.67%	01/28/16	[2,4]	7,875,000	7,875,827
Discover Bank
2.00%	02/21/18		8,900,000	8,848,085
2.60%	11/13/18		50,370,000	50,584,098

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Discover Bank (BKNT)
3.10%	06/04/20		$47,050,000	$47,551,906
First Chicago NBD Institutional Capital I
0.85%	02/01/27	[2]	6,455,000	5,495,180
HBOS PLC (United Kingdom)
6.00%	11/01/33	[3,4]	3,500,000	4,028,593
HBOS PLC, Series E (MTN) (United Kingdom)
1.03%	09/30/16		17,625,000	17,558,906
HBOS PLC, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[3,4]	110,294,000	121,593,510
JPMorgan Chase & Co.
1.25%	01/23/20	[2]	15,000,000	15,081,090
2.20%	10/22/19		52,150,000	51,942,156
2.60%	01/15/16		5,300,000	5,328,625
3.15%	07/05/16		98,258,000	99,969,261
3.63%	05/13/24		4,750,000	4,821,283
3.90%	07/15/25		17,290,000	17,635,558
4.25%	10/15/20		9,525,000	10,233,960
4.50%	01/24/22		320,000	343,926
4.63%	05/10/21		52,450,000	57,167,117
4.95%	06/01/45		16,210,000	16,063,956
5.60%	07/15/41		4,942,000	5,697,229
6.30%	04/23/19		170,000	193,465
JPMorgan Chase & Co., Series G (MTN)
1.10%	10/15/15		39,025,000	39,034,132
JPMorgan Chase Bank N.A.
0.67%	06/13/16	[2]	30,815,000	30,743,582
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16		5,040,000	5,206,995
6.00%	07/05/17		1,678,000	1,810,518
6.00%	10/01/17		119,075,000	128,710,192
Lloyds Banking Group PLC (United Kingdom)
4.50%	11/04/24	[4]	10,200,000	10,294,671
Macquarie Bank Ltd. (Australia)
0.93%	10/27/17	[2,3,4]	89,760,000	89,398,716
1.60%	10/27/17	[3,4]	20,000,000	19,959,160
6.63%	04/07/21	[3,4]	4,728,000	5,305,728
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18	[4]	20,000,000	20,744,780
Royal Bank of Scotland PLC (United Kingdom)
1.88%	03/31/17	[4]	82,319,000	82,136,046
4.38%	03/16/16	[4]	44,304,000	45,016,656
5.13%	05/28/24	[4]	1,100,000	1,115,812
6.40%	10/21/19	[4]	23,175,000	26,058,642
UBS AG/Stamford CT (MTN) (Switzerland)
1.03%	03/26/18	[2,4]	80,250,000	80,239,688

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 58

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
1.80%	03/26/18	[4]	$62,275,000	$62,283,251
5.88%	07/15/16	[4]	81,722,000	84,612,344
UBS AG/Stamford CT (Switzerland)
0.88%	06/01/17	[2,4]	33,900,000	33,862,710
1.38%	06/01/17	[4]	31,715,000	31,639,946
UBS Group Funding Jersey Ltd. (United Kingdom)
2.95%	09/24/20	[3,4]	35,890,000	35,955,786
4.13%	09/24/25	[3,4]	55,010,000	54,833,033
Wachovia Corp.
0.64%	10/28/15	[2]	13,165,000	13,166,224
Wells Fargo & Co.
1.50%	01/16/18		220,000	219,865
5.38%	11/02/43		22,731,000	25,128,439
Wells Fargo & Co. (MTN)
3.30%	09/09/24		46,810,000	46,631,291
4.65%	11/04/44		27,275,000	26,849,574

				2,433,473,582

Communications — 1.63%
Altice U.S. Finance I Corp.
5.38%	07/15/23	[3]	20,810,000	20,029,625
AT&T, Inc.
1.26%	06/30/20	[2]	16,863,000	16,742,834
2.45%	06/30/20		50,000,000	49,284,050
4.35%	06/15/45		17,875,000	15,440,007
4.50%	05/15/35		50,000,000	45,736,025
4.75%	05/15/46		42,590,000	39,175,730
4.80%	06/15/44		30,630,000	28,377,150
AT&T, Inc., Series FRN
0.70%	02/12/16	[2]	78,750,000	78,681,015
Cablevision Systems Corp., Series B (WI)
8.63%	09/15/17		5,308,000	5,546,860
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%	05/01/23	[3]	32,140,000	29,649,150
6.50%	04/30/21		17,572,000	17,692,808
CCO Safari II LLC
6.38%	10/23/35	[3]	56,600,000	57,378,250
6.48%	10/23/45	[3]	92,195,000	92,479,611
Comcast Corp.
4.40%	08/15/35		17,230,000	17,373,767
4.60%	08/15/45		7,800,000	7,994,228
CSC Holdings LLC
5.25%	06/01/24		6,397,000	5,053,630
6.75%	11/15/21		10,506,000	9,429,135
8.63%	02/15/19		3,000,000	3,097,500
DISH DBS Corp.
5.88%	11/15/24		5,000,000	4,259,375

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
DISH DBS Corp. (WI)
6.75%	06/01/21		$22,715,000	$21,934,058
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	10/15/20	[4]	71,590,000	66,399,725
Intelsat Jackson Holdings SA (WI) (Luxembourg)
7.25%	04/01/19	[4]	3,060,000	2,880,225
LIN Television Corp.
5.88%	11/15/22	[3]	2,200,000	2,189,000
Neptune Finco Corp.
6.63%	10/15/25	[3]	40,445,000	41,051,675
10.13%	01/15/23	[3]	11,600,000	11,774,000
10.88%	10/15/25	[3]	13,740,000	13,946,100
Sirius XM Radio, Inc.
4.25%	05/15/20	[3]	1,470,000	1,440,600
Sprint Communications, Inc.
9.00%	11/15/18	[3]	107,930,000	112,786,850
T-Mobile USA, Inc.
6.25%	04/01/21		6,800,000	6,766,000
T-Mobile USA, Inc. (WI)
6.63%	04/01/23		3,065,000	3,042,012
Verizon Communications, Inc.
2.50%	09/15/16		21,087,000	21,381,733
3.00%	11/01/21		53,560,000	53,486,569
4.40%	11/01/34		22,675,000	21,164,437
4.52%	09/15/48		7,730,000	6,820,272
4.67%	03/15/55		6,800,000	5,879,613
4.86%	08/21/46		51,585,000	48,477,752
5.05%	03/15/34		3,610,000	3,613,235
5.15%	09/15/23		34,351,000	38,014,242
6.25%	04/01/37		2,680,000	3,012,323
6.55%	09/15/43		22,580,000	26,839,040
Verizon Communications, Inc., Series FRN
0.73%	06/09/17	[2]	43,035,000	42,880,806

				1,099,201,017

Consumer Discretionary — 0.16%
Anheuser-Busch Inbev Finance, Inc.
3.70%	02/01/24		1,250,000	1,270,164
DS Services of America, Inc.
10.00%	09/01/21	[3]	23,460,000	27,066,975
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. (WI)
5.63%	10/15/21		13,245,000	13,741,688
Northwestern University
4.64%	12/01/44		955,000	1,065,444
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (WI)
5.75%	10/15/20		62,040,000	62,893,050

				106,037,321

See accompanying notes to Schedule of Portfolio Investments.

59 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric — 1.35%
Alabama Power Capital Trust V
3.43%	10/01/42	[2]	$290,000	$281,595
American Transmission Systems, Inc.
5.00%	09/01/44	[3]	10,915,000	11,281,759
Appalachian Power Co.
4.45%	06/01/45		7,190,000	7,007,849
Berkshire Hathaway Energy Co.
3.50%	02/01/25		21,895,000	22,060,176
4.50%	02/01/45		35,360,000	35,192,641
Centerpoint Energy Houston Electric LLC
4.50%	04/01/44		3,475,000	3,672,311
Cleco Power LLC
6.65%	06/15/18		17,887,000	20,033,172
DPL, Inc.
6.50%	10/15/16		2,462,000	2,511,240
Duke Energy Carolinas LLC
3.75%	06/01/45		35,725,000	33,861,959
4.00%	09/30/42		6,945,000	6,828,581
4.25%	12/15/41		16,413,000	16,762,105
Duke Energy Indiana, Inc., Series UUU
4.20%	03/15/42		7,700,000	7,776,600
Duke Energy Indiana, Inc., Series WWW
4.90%	07/15/43		7,000,000	7,716,639
Duke Energy Progress LLC
4.10%	05/15/42		8,915,000	8,904,364
4.15%	12/01/44		10,900,000	10,985,663
4.20%	08/15/45		16,475,000	16,202,387
Duquesne Light Holdings, Inc.
6.25%	08/15/35		42,000	45,317
6.40%	09/15/20	[3]	33,450,000	38,445,083
El Paso Electric Co.
5.00%	12/01/44		10,675,000	10,935,054
Entergy Corp.
4.00%	07/15/22		17,822,000	18,430,987
Entergy Gulf States Louisiana LLC (WI)
6.00%	05/01/18		17,500,000	19,302,675
Entergy Texas, Inc.
7.13%	02/01/19		35,000	40,512
Eversource Energy, Series H
3.15%	01/15/25		9,500,000	9,326,748
Exelon Corp.
1.55%	06/09/17		8,735,000	8,721,059
FirstEnergy Transmission LLC
4.35%	01/15/25	[3]	25,530,000	26,158,145
5.45%	07/15/44	[3]	63,750,000	66,275,424
Florida Power & Light Co.
3.80%	12/15/42		5,300,000	5,088,249
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[3]	19,832	19,931

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
FPL Energy Wind Funding LLC
6.88%	06/27/17	[3]	$229,742	$225,722
GenOn Americas Generation LLC
8.50%	10/01/21	[5]	22,932,000	19,721,520
9.13%	05/01/31		20,514,000	16,616,340
Homer City Generation LP (PIK)
8.14%	10/01/19	[6]	15,745,396	15,824,123
8.73%	10/01/26	[7]	44,452,866	44,675,130
Indianapolis Power & Light Co.
4.70%	09/01/45	[3]	3,000,000	3,069,057
Ipalco Enterprises, Inc. (WI)
5.00%	05/01/18		7,500,000	7,868,669
Jersey Central Power & Light Co.
4.70%	04/01/24	[3]	9,798,000	10,271,743
6.40%	05/15/36		8,900,000	10,051,945
Kansas City Power & Light Co.
3.65%	08/15/25		15,195,000	15,543,133
6.38%	03/01/18		4,320,000	4,808,125
Metropolitan Edison Co.
3.50%	03/15/23	[3]	11,725,000	11,719,064
4.00%	04/15/25	[3]	9,850,000	9,877,850
MidAmerican Energy Co.
4.40%	10/15/44		3,375,000	3,514,661
4.80%	09/15/43		11,300,000	12,461,646
Mirant Mid Atlantic Pass-Through Trust, Series B
9.13%	06/30/17		10,650,657	11,183,190
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		8,836,850	9,256,601
Nevada Power Co.
5.45%	05/15/41		600,000	695,349
NextEra Energy Capital Holdings, Inc.
1.59%	06/01/17		12,940,000	12,944,620
NextEra Energy Capital Holdings, Inc., Series F
2.06%	09/01/17		24,226,000	24,398,853
Niagara Mohawk Power Corp.
3.51%	10/01/24	[3]	6,000,000	6,103,575
Oncor Electric Delivery Co. LLC
4.10%	06/01/22		16,683,000	17,561,135
5.25%	09/30/40		9,938,000	11,144,505
5.30%	06/01/42		24,358,000	27,029,951
PacifiCorp
3.35%	07/01/25		7,200,000	7,320,550
Pennsylvania Electric Co.
4.15%	04/15/25	[3]	3,390,000	3,511,034
Potomac Electric Power Co.
4.15%	03/15/43		50,000,000	49,918,050
Public Service Co. of New Hampshire
6.00%	05/01/18		5,000,000	5,509,730

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 60

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Public Service Co. of New Mexico
5.35%	10/01/21	$5,320,000	$5,854,319
7.95%	05/15/18	41,187,000	46,998,074
Public Service Electric & Gas Co. (MTN)
3.65%	09/01/42	7,215,000	6,720,491
Public Service Electric & Gas Co., Series K
4.05%	05/01/45	15,770,000	15,693,752
PVNGS II Funding Corp., Inc.
8.00%	12/30/15	8,000	8,037
Southern California Edison Co., Series C
3.60%	02/01/45	11,375,000	10,458,038
Southern California Gas Co.
3.75%	09/15/42	7,650,000	7,252,401
Southwestern Electric Power Co.
6.20%	03/15/40	5,060,000	6,198,439
Southwestern Electric Power Co., Series J
3.90%	04/01/45	33,886,000	30,187,258
Tucson Electric Power Co.
3.85%	03/15/23	85,000	87,526

			916,152,431

Energy — 1.88%
Anadarko Petroleum Corp.
4.50%	07/15/44	27,421,000	24,550,844
Arch Coal, Inc.
7.00%	06/15/19[5]	14,345,000	1,147,600
Boardwalk Pipelines LLC
5.20%	06/01/18	10,819,000	11,217,746
5.75%	09/15/19	7,000,000	7,335,128
Boardwalk Pipelines LP
4.95%	12/15/24	94,255,000	87,427,168
BP Capital Markets PLC (United Kingdom)
3.06%	03/17/22[4]	8,560,000	8,605,916
3.51%	03/17/25[4]	56,965,000	56,427,621
3.54%	11/04/24[4]	23,633,000	23,469,861
Canadian Natural Resources Ltd. (Canada)
3.90%	02/01/25[4]	10,630,000	9,793,228
Chesapeake Energy Corp.
5.75%	03/15/23	19,120,000	12,565,415
6.63%	08/15/20	14,469,000	10,824,548
6.88%	11/15/20	5,000,000	3,700,000
Continental Resources, Inc. (WI)
4.90%	06/01/44	16,805,000	12,196,503
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp.
6.13%	03/01/22	6,225,000	5,431,313
Devon Energy Corp.
4.75%	05/15/42	11,800,000	10,334,363
5.00%	06/15/45	3,590,000	3,264,559

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
El Paso LLC, Series G (MTN)
7.80%	08/01/31		$3,000,000	$3,074,664
El Paso Pipeline Partners Operating Co. LLC
4.10%	11/15/15		46,175,000	46,307,107
Energy Transfer Partners LP
3.32%	11/01/66	[2]	75,433,000	55,820,420
3.60%	02/01/23		38,070,000	34,326,881
4.65%	06/01/21		5,618,000	5,636,361
4.75%	01/15/26		16,500,000	15,211,515
5.15%	03/15/45		46,320,000	36,364,998
5.20%	02/01/22		5,543,000	5,576,053
5.50%	06/01/27		74,022,000	61,808,370
5.95%	10/01/43		52,360,000	46,423,318
6.13%	12/15/45		6,685,000	5,931,891
EnLink Midstream Partners LP
4.15%	06/01/25		17,325,000	15,923,304
Enterprise Products Operating LLC
4.90%	05/15/46		10,635,000	9,581,268
Exxon Mobil Corp.
3.57%	03/06/45		28,084,000	26,563,364
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[3]	19,050,000	21,995,101
Kinder Morgan Energy Partners LP
5.00%	10/01/21		2,000,000	2,050,532
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
4.88%	12/01/24		3,115,000	2,865,800
Newfield Exploration Co.
5.38%	01/01/26		5,000,000	4,618,750
5.63%	07/01/24		3,799,000	3,620,922
NGPL Pipe Co. LLC
7.12%	12/15/17	[3]	17,310,000	16,531,050
Noble Energy, Inc.
5.05%	11/15/44		34,650,000	30,236,196
Panhandle Eastern Pipeline Co. LP
8.13%	06/01/19		2,392,000	2,797,112
QEP Resources, Inc.
6.88%	03/01/21		7,215,000	6,673,875
Regency Energy Partners LP/Regency Energy Finance Corp.
5.88%	03/01/22		9,750,000	9,993,685
Rockies Express Pipeline LLC
5.63%	04/15/20	[3]	15,000,000	14,550,000
6.00%	01/15/19	[3]	31,809,000	31,490,910
6.85%	07/15/18	[3]	29,146,000	29,291,730
Ruby Pipeline LLC
6.00%	04/01/22	[3]	41,730,000	45,648,843
Sabine Pass Liquefaction LLC
5.63%	04/15/23		2,085,000	1,871,287
5.63%	03/01/25	[3]	5,750,000	5,088,750

See accompanying notes to Schedule of Portfolio Investments.

61 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
5.75%	05/15/24		$7,495,000	$6,708,025
Sabine Pass LNG LP
7.50%	11/30/16		58,203,000	59,512,567
7.50%	11/30/16	[3]	19,273,000	19,706,642
Shell International Finance BV (Netherlands)
3.25%	05/11/25	[4]	65,565,000	65,351,193
4.38%	05/11/45	[4]	93,435,000	92,805,346
4.55%	08/12/43	[4]	4,075,000	4,114,201
Spectra Energy Partners LP
4.50%	03/15/45		43,788,000	37,277,403
TC PipeLines LP
4.38%	03/13/25		36,050,000	34,091,185
Tennessee Gas Pipeline Co. LLC
7.63%	04/01/37		40,000	41,947
8.00%	02/01/16		25,955,000	26,508,490
8.38%	06/15/32		5,224,000	5,488,206
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	22,278,000	20,817,265
Trans-Canada Pipelines Ltd. (Canada)
6.35%	05/15/67	[2,4]	85,000	71,931
Weatherford International Ltd. (Bermuda)
4.50%	04/15/22	[4]	220,000	178,176
Williams Cos., Inc.
4.55%	06/24/24		9,700,000	7,676,342
7.88%	09/01/21		5,881,000	5,982,677
Williams Partners LP/ACMP Finance Corp.
4.88%	05/15/23		2,175,000	2,006,712

				1,274,504,178

Finance — 4.22%
Alta Wind Holdings LLC
7.00%	06/30/35	[3]	13,350,657	14,769,352
American Express Bank FSB
6.00%	09/13/17		8,100,000	8,777,861
American Express Credit Corp. (MTN)
2.80%	09/19/16		6,375,000	6,486,703
Bear Stearns Cos. LLC
4.65%	07/02/18		4,330,000	4,635,083
7.25%	02/01/18		15,695,000	17,576,940
Chase Capital II, Series B
0.80%	02/01/27	[2]	23,335,000	20,082,264
Chase Capital III, Series C
0.87%	03/01/27	[2]	10,900,000	9,448,992
Chase Capital VI
0.93%	08/01/28	[2]	19,340,000	16,729,100
CIT Group, Inc.
4.25%	08/15/17		9,633,000	9,777,495
6.63%	04/01/18	[3]	6,627,000	7,024,620

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Citigroup Capital III
7.63%	12/01/36		$7,438,000	$9,351,329
Citigroup, Inc.
0.80%	08/14/17	[2]	5,355,000	5,333,339
0.87%	03/10/17	[2]	4,345,000	4,334,105
0.88%	08/25/36	[2]	84,149,000	63,721,031
1.03%	11/24/17	[2]	46,230,000	46,297,126
1.25%	01/15/16		78,448,000	78,593,498
1.26%	07/25/16	[2]	36,535,000	36,655,894
1.30%	04/01/16		40,992,000	41,066,810
1.30%	11/15/16		15,030,000	15,030,782
1.70%	07/25/16		23,527,000	23,640,299
1.75%	05/01/18		17,650,000	17,571,421
2.15%	07/30/18		19,250,000	19,326,230
2.50%	09/26/18		8,500,000	8,624,755
4.45%	01/10/17		11,500,000	11,965,020
4.50%	01/14/22		265,000	286,080
4.59%	12/15/15		8,083,000	8,143,461
5.30%	01/07/16		54,884,000	55,519,441
5.38%	08/09/20		8,425,000	9,413,699
5.50%	09/13/25		10,000,000	10,897,860
5.85%	08/02/16		155,000	161,113
6.00%	08/15/17		28,913,000	31,181,283
6.13%	11/21/17		10,055,000	10,965,943
Countrywide Capital III, Series B
8.05%	06/15/27		3,000,000	3,785,490
Credit Suisse Group Funding Guernsey Ltd. (United Kingdom)
3.75%	03/26/25	[3,4]	5,375,000	5,272,085
3.80%	09/15/22	[3,4]	25,925,000	25,956,356
Discover Bank (BKNT)
3.20%	08/09/21		6,970,000	7,014,803
8.70%	11/18/19		3,676,000	4,415,795
Discover Financial Services
3.85%	11/21/22		10,899,000	10,811,448
5.20%	04/27/22		4,515,000	4,823,393
Ford Motor Credit Co. LLC
1.26%	01/09/18	[2]	45,075,000	44,690,285
1.70%	05/09/16		37,250,000	37,338,916
8.00%	12/15/16		83,732,000	90,052,087
Ford Motor Credit Co. LLC, Series FRN
1.56%	05/09/16	[2]	10,525,000	10,556,396
General Electric Capital Corp. (MTN)
0.68%	05/05/26	[2]	57,410,000	54,406,693
0.80%	08/15/36	[2]	13,220,000	11,881,171
4.38%	09/16/20		30,715,000	33,930,814
5.00%	01/08/16		250,000	252,993
5.38%	10/20/16		3,803,000	3,978,018
5.88%	01/14/38		26,495,000	33,409,800

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 62

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Capital Corp., Series A (MTN)
6.75%	03/15/32		$13,915,000	$18,874,139
General Electric Capital Corp., Series G (MTN)
3.10%	01/09/23		64,159,000	65,664,298
4.63%	01/07/21		20,325,000	22,698,391
5.63%	05/01/18		295,000	326,943
6.15%	08/07/37		14,393,000	18,790,911
6.88%	01/10/39		21,257,000	30,029,126
General Motors Financial Co., Inc.
2.75%	05/15/16		32,499,000	32,600,559
4.00%	01/15/25		17,500,000	16,606,314
4.38%	09/25/21		10,000,000	10,202,654
4.75%	08/15/17		4,195,000	4,344,447
General Motors Financial Co., Inc., Series 3YR
3.00%	09/25/17		52,050,000	52,603,031
Goldman Sachs Group, Inc.
0.77%	03/22/16	[2]	49,988,000	49,982,451
1.00%	05/22/17	[2]	19,100,000	19,097,078
1.45%	04/23/20	[2]	26,625,000	26,713,195
3.63%	02/07/16		23,485,000	23,714,131
5.15%	05/22/45		2,700,000	2,660,187
5.25%	07/27/21		37,200,000	41,539,938
5.35%	01/15/16		119,523,000	121,052,046
5.75%	10/01/16		3,600,000	3,762,547
5.95%	01/18/18		59,215,000	64,713,764
6.15%	04/01/18		31,176,000	34,347,597
6.25%	09/01/17		21,219,000	23,065,265
6.75%	10/01/37		9,500,000	11,367,643
Goldman Sachs Group, Inc. (MTN)
1.14%	12/15/17	[2]	19,550,000	19,586,969
1.93%	11/29/23	[2]	110,660,000	111,150,141
3.85%	07/08/24		6,450,000	6,587,166
Goldman Sachs Group, Inc., Series 10YR
3.50%	01/23/25		17,575,000	17,334,433
Goldman Sachs Group, Inc., Series D
6.00%	06/15/20		9,510,000	10,944,127
Goldman Sachs Group, Inc., Series G (MTN)
5.38%	03/15/20		60,000	66,969
7.50%	02/15/19		21,655,000	25,321,928
Goldman Sachs Group, Inc., Series GLOB
2.38%	01/22/18		38,810,000	39,318,799
International Lease Finance Corp.
6.75%	09/01/16	[3]	81,175,000	84,016,125
7.13%	09/01/18	[3]	114,768,000	126,675,180
JPMorgan Chase Capital XIII, Series M
1.28%	09/30/34	[2]	4,238,000	3,612,895

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
JPMorgan Chase Capital XXI, Series U
1.25%	02/02/37	[2]	$74,300,000	$58,139,750
JPMorgan Chase Capital XXIII
1.32%	05/15/47	[2]	93,909,000	72,427,316
KKR Group Finance Co. III LLC
5.13%	06/01/44	[3]	28,980,000	28,315,691
Morgan Stanley
0.77%	10/15/15	[2]	5,730,000	5,730,458
1.06%	01/05/18	[2]	81,335,000	81,349,234
1.75%	02/25/16		5,741,000	5,764,693
3.80%	04/29/16		9,140,000	9,295,471
4.30%	01/27/45		32,900,000	30,620,905
Morgan Stanley (MTN)
0.74%	10/18/16	[2]	20,365,000	20,321,795
5.55%	04/27/17		19,290,000	20,474,927
5.63%	09/23/19		17,950,000	20,105,519
5.75%	10/18/16		8,550,000	8,957,615
5.95%	12/28/17		30,835,000	33,613,357
6.25%	08/28/17		12,950,000	14,064,283
Morgan Stanley, Series G (MTN)
2.38%	07/23/19		24,305,000	24,328,316
3.70%	10/23/24		15,900,000	16,003,771
4.00%	07/23/25		17,700,000	18,067,186
5.45%	01/09/17		24,765,000	26,004,278
5.50%	07/24/20		35,400,000	39,767,333
6.63%	04/01/18		57,670,000	64,239,882
7.30%	05/13/19		14,830,000	17,324,362
Pipeline Funding Co. LLC
7.50%	01/15/30	[3]	18,607,033	23,121,390
Raymond James Financial, Inc.
8.60%	08/15/19		8,453,000	10,329,262
SL Green Realty Corp.
5.00%	08/15/18		32,289,000	34,471,833
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	25,896,000	26,109,642

				2,854,285,128

Food — 0.11%
Kraft Heinz Foods Co.
1.60%	06/30/17	[3]	58,685,000	58,800,375
5.20%	07/15/45	[3]	14,697,000	15,505,827

				74,306,202

Gaming — 0.01%
Churchill Downs, Inc.
5.38%	12/15/21		4,000,000	4,060,000

Health Care — 1.79%
AbbVie, Inc.
1.06%	11/06/15	[2]	8,932,000	8,937,248

See accompanying notes to Schedule of Portfolio Investments.

63 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
1.20%	11/06/15		$54,842,000	$54,866,624
1.80%	05/14/18		69,585,000	69,435,879
4.70%	05/14/45		6,100,000	5,931,787
Actavis Funding SCS (Luxembourg)
3.45%	03/15/22	[4]	5,200,000	5,147,756
3.80%	03/15/25	[4]	85,225,000	82,491,919
4.75%	03/15/45	[4]	16,665,000	15,188,248
Amgen, Inc.
4.40%	05/01/45		4,300,000	3,963,787
Baylor Scott & White Holdings
4.19%	11/15/45		44,310,000	41,159,298
Biogen, Inc.
3.63%	09/15/22		4,435,000	4,473,043
5.20%	09/15/45		8,005,000	8,129,182
Catholic Health Initiatives
2.95%	11/01/22		24,505,000	24,265,733
4.35%	11/01/42		77,295,000	72,015,133
Celgene Corp.
3.88%	08/15/25		73,695,000	73,858,750
5.00%	08/15/45		21,820,000	21,566,844
CHS/Community Health Systems, Inc.
5.13%	08/01/21		7,910,000	8,068,200
7.13%	07/15/20		8,747,000	9,118,748
8.00%	11/15/19		8,125,000	8,510,938
DaVita HealthCare Partners, Inc.
5.00%	05/01/25		33,878,000	32,692,270
5.13%	07/15/24		1,785,000	1,758,225
5.75%	08/15/22		14,675,000	15,317,031
Endo Finance LLC/Endo Finco, Inc. (Ireland)
6.00%	07/15/23	[3,4]	1,000,000	990,000
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[3]	7,865,000	7,835,506
4.75%	10/15/24	[3]	2,750,000	2,729,375
Gilead Sciences, Inc.
3.25%	09/01/22		19,133,000	19,302,698
3.65%	03/01/26		47,828,000	48,138,786
4.50%	02/01/45		8,920,000	8,598,309
HCA, Inc.
4.25%	10/15/19		9,790,000	9,900,138
4.75%	05/01/23		10,175,000	10,124,125
5.00%	03/15/24		22,530,000	22,642,650
5.25%	04/15/25		42,570,000	43,581,038
5.88%	03/15/22		4,921,000	5,290,075
6.50%	02/15/20		17,047,000	18,623,848
Medtronic, Inc.
1.14%	03/15/20	[2]	5,650,000	5,656,252
3.50%	03/15/25		3,500,000	3,579,651
4.63%	03/15/45		5,000,000	5,157,318

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Memorial Sloan-Kettering, Series 2015
4.20%	07/01/55		$20,233,000	$18,646,257
Merck & Co., Inc.
2.75%	02/10/25		19,900,000	19,386,092
3.70%	02/10/45		9,505,000	8,762,574
New York and Presbyterian Hospital
4.02%	08/01/45		51,385,000	49,067,691
North Shore Long Island Jewish Health Care, Inc.
4.80%	11/01/42		40,000	38,574
6.15%	11/01/43		27,975,000	33,822,181
NYU Hospitals Center, Series 13, Class A
5.75%	07/01/43		6,040,000	7,003,289
Providence Health & Services Obligated Group
0.93%	10/01/15	[2]	2,350,000	2,349,995
Roche Holdings, Inc.
3.35%	09/30/24	[3]	6,735,000	6,876,974
Tenet Healthcare Corp.
3.84%	06/15/20	[2,3]	30,748,000	30,575,042
4.50%	04/01/21		4,240,000	4,208,200
6.00%	10/01/20		10,648,000	11,260,260
UnitedHealth Group, Inc.
0.74%	01/17/17	[2]	34,760,000	34,775,155
3.75%	07/15/25		70,800,000	73,354,393
4.63%	07/15/35		15,765,000	16,815,871
Valeant Pharmaceuticals International, Inc. (Canada)
5.38%	03/15/20	[3,4]	3,160,000	3,053,350
5.50%	03/01/23	[3,4]	10,872,000	10,355,580
5.63%	12/01/21	[3,4]	8,955,000	8,596,800
5.88%	05/15/23	[3,4]	24,760,000	23,769,600
6.13%	04/15/25	[3,4]	43,450,000	41,603,375
6.38%	10/15/20	[3,4]	3,010,000	3,000,594
6.75%	08/15/18	[3,4]	10,000,000	10,193,750
6.75%	08/15/21	[3,4]	9,000,000	9,112,500
7.25%	07/15/22	[3,4]	2,550,000	2,606,100
7.50%	07/15/21	[3,4]	205,000	211,150

				1,208,491,759

Industrials — 0.17%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
3.34%	12/15/19	[2,3,4]	31,000,000	29,992,500
General Electric Co.
4.50%	03/11/44		82,653,000	86,086,406

				116,078,906

Information Technology — 0.17%
Apple, Inc.
4.38%	05/13/45		17,230,000	16,980,794

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 64

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology (continued)
First Data Corp.
5.38%	08/15/23	[3]	$10,195,000	$10,112,166
Microsoft Corp.
3.75%	02/12/45		86,215,000	79,866,903
Oracle Corp.
4.13%	05/15/45		4,800,000	4,540,522

				111,500,385

Insurance — 0.61%
Berkshire Hathaway Finance Corp.
4.30%	05/15/43		7,200,000	6,980,722
4.40%	05/15/42		57,751,000	57,227,776
Berkshire Hathaway, Inc.
4.50%	02/11/43		37,120,000	37,275,273
Farmers Exchange Capital
7.05%	07/15/28	[3]	10,634,000	13,199,495
7.20%	07/15/48	[3]	18,265,000	23,570,380
Farmers Exchange Capital II
6.15%	11/01/53	[2,3]	69,690,000	74,394,075
Farmers Exchange Capital III
5.45%	10/15/54	[2,3]	69,380,000	69,033,100
Metropolitan Life Global Funding I
1.50%	01/10/18	[3]	24,800,000	24,823,343
1.88%	06/22/18	[3]	23,650,000	23,839,260
3.88%	04/11/22	[3]	18,675,000	19,505,589
Nationwide Mutual Insurance Co.
2.63%	12/15/24	[2,3]	18,824,000	18,031,999
Pricoa Global Funding I
1.60%	05/29/18	[3]	24,825,000	24,820,978
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[2,3]	19,650,000	19,977,664

				412,679,654

Materials — 0.03%
Barrick Gold Corp. (WI) (Canada)
4.10%	05/01/23	[4]	1,215,000	1,088,992
Barrick North America Finance LLC
4.40%	05/30/21		5,000,000	4,863,210
5.75%	05/01/43		4,030,000	3,443,010
Barrick PD Australia Finance Pty Ltd. (Australia)
5.95%	10/15/39	[4]	14,296,000	12,192,515

				21,587,727

Real Estate Investment Trust (REIT) — 1.93%
Alexandria Real Estate Equities, Inc.
3.90%	06/15/23		25,677,000	25,616,017
4.60%	04/01/22		17,951,000	18,910,595

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
AvalonBay Communities, Inc., (MTN)
3.95%	01/15/21	$7,245,000	$7,653,259
BioMed Realty LP
3.85%	04/15/16	14,525,000	14,671,392
Boston Properties LP
3.70%	11/15/18	3,309,000	3,470,201
Camden Property Trust
4.63%	06/15/21	600,000	648,193
CBL & Associates LP
4.60%	10/15/24	8,261,000	8,108,609
DDR Corp.
9.63%	03/15/16	27,565,000	28,579,261
ERP Operating LP
5.13%	03/15/16	70,000	71,306
5.38%	08/01/16	16,070,000	16,653,052
5.75%	06/15/17	100,000	107,098
Essex Portfolio LP
5.50%	03/15/17	100,000	105,223
First Industrial LP (MTN)
7.50%	12/01/17	80,000	88,310
HCP, Inc.
2.63%	02/01/20	26,608,000	26,544,287
3.15%	08/01/22	12,660,000	12,276,902
3.40%	02/01/25	21,800,000	20,458,101
3.75%	02/01/16	35,832,000	36,138,525
3.75%	02/01/19	7,907,000	8,262,839
3.88%	08/15/24	24,650,000	24,142,420
4.20%	03/01/24	9,849,000	9,888,037
4.25%	11/15/23	42,675,000	43,097,781
5.38%	02/01/21	30,016,000	33,258,118
5.63%	05/01/17	11,950,000	12,668,966
6.00%	01/30/17	16,320,000	17,204,413
HCP, Inc. (MTN)
6.30%	09/15/16	47,686,000	49,759,721
Health Care REIT, Inc.
3.63%	03/15/16	10,630,000	10,736,741
3.75%	03/15/23	11,170,000	11,154,574
4.00%	06/01/25	15,700,000	15,726,549
4.13%	04/01/19	17,505,000	18,483,591
4.70%	09/15/17	28,088,000	29,610,285
4.95%	01/15/21	39,732,000	43,316,740
5.25%	01/15/22	28,770,000	31,525,188
6.13%	04/15/20	7,275,000	8,323,582
6.20%	06/01/16	33,002,000	34,026,970
6.50%	03/15/41	13,430,000	16,227,435
Healthcare Realty Trust, Inc.
5.75%	01/15/21	30,455,000	34,160,155
Highwoods Realty LP
7.50%	04/15/18	6,810,000	7,692,406

See accompanying notes to Schedule of Portfolio Investments.

65 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Hospitality Properties Trust
6.30%	06/15/16		$3,315,000	$3,348,725
Kimco Realty Corp. (MTN)
5.78%	03/15/16		5,710,000	5,827,118
Mid-America Apartments LP
5.50%	10/01/15		11,289,000	11,289,000
Post Apartment Homes LP
4.75%	10/15/17		21,885,000	23,203,943
Regency Centers LP
5.88%	06/15/17		1,800,000	1,922,130
Scentre Group Trust 1/Scentre Group Trust 2 (Australia)
2.38%	11/05/19	[3,4]	25,950,000	26,022,114
2.38%	04/28/21	[3,4]	33,895,000	32,694,636
Simon Property Group LP
6.13%	05/30/18		1,290,000	1,426,180
SL Green Realty Corp.
4.50%	12/01/22		8,570,000	8,863,651
7.75%	03/15/20		38,473,000	45,910,639
Ventas Realty LP/Ventas Capital Corp.
1.55%	09/26/16		23,664,000	23,741,736
2.00%	02/15/18		60,000	60,247
2.70%	04/01/20		26,673,000	26,588,233
3.50%	02/01/25		27,105,000	26,246,151
4.13%	01/15/26		10,000,000	10,100,600
4.38%	02/01/45		7,600,000	6,976,952
4.75%	06/01/21		29,956,000	32,376,177
Vereit Operating Partnership LP
2.00%	02/06/17		122,995,000	120,073,869
3.00%	02/06/19		19,140,000	18,282,767
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[3]	30,335,000	30,331,009
2.70%	09/17/19	[3]	106,946,000	107,286,254
3.25%	10/05/20	[3]	64,750,000	64,828,542

				1,306,767,515

Retail — 0.33%
CVS Health Corp.
4.88%	07/20/35		78,050,000	82,081,868
5.13%	07/20/45		39,205,000	42,267,126
Walgreens Boots Alliance, Inc.
0.77%	05/18/16	[2]	50,070,000	50,047,318
Wal-Mart Stores, Inc.
4.00%	04/11/43		4,600,000	4,481,872
4.30%	04/22/44		11,028,000	11,301,285
4.75%	10/02/43		27,225,000	29,332,188
5.25%	09/01/35		5,745,000	6,649,338

				226,160,995

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services — 0.03%
Trinity Health Credit Group
4.13%	12/01/45		$22,192,000	$20,669,296

Transportation — 0.69%
America West Airlines Pass-Through Trust, Series 2001-1, Class G
7.10%	04/02/21		1,623,029	1,778,223
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		3,348,242	3,599,360
American Airlines Pass-Through Trust, Series 2013-1, Class A
4.00%	07/15/25		21,430,335	21,791,972
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		74,850,305	80,323,734
Burlington Northern Santa Fe LLC
4.15%	04/01/45		42,555,000	39,752,647
4.90%	04/01/44		39,425,000	40,956,476
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		1,237,311	1,279,380
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20		1,745,189	1,883,714
Continental Airlines Pass-Through Trust, Series 1999-2 AMBC, Class C2
6.24%	03/15/20		79,786	84,822
Continental Airlines Pass-Through Trust, Series 1999-2, Class C2
7.26%	03/15/20		6,679,319	7,380,647
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	10/02/22		6,050,384	6,564,667
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		31,795,473	35,133,998
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		2,228,030	2,353,357
Continental Airlines Pass-Through Trust, Series 2009, Class A2
7.25%	11/10/19		35,392,022	40,103,585
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		40,411,139	46,371,782
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G2
0.77%	11/15/16	[2]	13,575,000	13,388,344
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A1
7.04%	04/01/22		3,643,004	4,200,821

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 66

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A
4.10%	04/01/28		$20,624,000	$20,675,560
UAL Pass-Through Trust, Series 2009-1, Class 1
10.40%	11/01/16		22,560	24,252
UAL Pass-Through Trust, Series 2009-2A, Class 2
9.75%	01/15/17		11,346,015	12,246,661
US Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		24,229,741	27,197,885
US Airways Pass-Through Trust, Series 2011-1, Class A
7.13%	10/22/23		4,589,089	5,340,553
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		51,663,663	57,282,087

				469,714,527

Total Corporates
(Cost $12,771,298,009)				12,705,226,151

MORTGAGE-BACKED — 40.77%**
Commercial Mortgage-Backed — 3.65%
Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4
5.41%	09/10/47		32,373,478	33,028,037
Banc of America Large Loan Trust, Series 2009-FDG, Class A
5.20%	01/25/42	[2,3]	35,560,236	37,024,896
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4
5.32%	09/10/47	[2]	12,696,422	12,687,111
Banc of America Re-REMIC Trust, Series 2009-UB2, Class A4AA
5.81%	02/24/51	[2,3]	22,942,214	23,752,958
Banc of America Re-REMIC Trust, Series 2009-UB2, Class A4AB
5.87%	12/24/49	[2,3]	22,612,603	23,489,072
Banc of America Re-REMIC Trust, Series 2010-UB5, Class A4B
5.67%	02/17/51	[2,3]	25,000,000	26,198,828
Bayview Commercial Asset Trust, Series 2004-2, Class A
0.62%	08/25/34	[2,3]	577,236	552,047
Bayview Financial Mortgage Pass-Through Trust, Series 2005-D, Class AF3
5.50%	12/28/35	[2]	159,704	160,090
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A4
5.80%	04/12/38	[2]	14,680,716	14,785,286

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
CD Commercial Mortgage Trust, Series 2007-CD4, Class A3
5.29%	12/11/49		$6,462,994	$6,492,304
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2
3.06%	12/15/47		52,413,678	53,282,147
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A2
1.77%	10/15/45		51,600,000	51,921,042
Commercial Mortgage Trust, Series 2010-C1, Class A1
3.16%	07/10/46	[3]	899,549	898,974
Commercial Mortgage Trust, Series 2012-9W57, Class A
2.36%	02/10/29	[3]	152,174,993	154,377,985
Commercial Mortgage Trust, Series 2012-CR2, Class A2
2.03%	08/15/45		34,958,000	35,395,552
Commercial Mortgage Trust, Series 2013-CR6, Class A2
2.12%	03/10/46		24,355,000	24,705,316
Commercial Mortgage Trust, Series 2013-LC6, Class A2
1.91%	01/10/46		20,000,000	20,205,577
Credit Suisse Mortgage Trust, Series 2007-C1, Class A1A
5.36%	02/15/40		50,466,706	52,423,477
Credit Suisse Mortgage Trust, Series 2007-C2, Class A1A
5.53%	01/15/49	[2]	165,073,035	171,980,682
Credit Suisse Mortgage Trust, Series 2007-C3, Class A1A1
5.89%	06/15/39	[2]	114,189	119,449
Credit Suisse Mortgage Trust, Series 2007-C5, Class A1A
5.57%	09/15/40	[2]	44,035,214	46,582,979
DBUBS Mortgage Trust, Series 2011-LC1A, Class A2
4.53%	11/10/46	[3]	33,404,000	35,596,877
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2
3.64%	08/10/44		94,065,690	95,147,539
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4
5.54%	11/10/45	[2]	9,115,143	9,105,822
GE Commercial Mortgage Corp., Series 2007-C1, Class A1A
5.48%	12/10/49	[2]	44,635,747	46,762,691
GMAC Commercial Mortgage Securities, Inc., Series 1998-C2, Class X (IO)
1.25%	05/15/35	[2,5]	7,662,298	163,448

See accompanying notes to Schedule of Portfolio Investments.

67 / Semi-Annual Report September 2015

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust, Series 2010-C2, Class A1
3.85%	12/10/43	[3]	$14,924,283	$15,320,970
GS Mortgage Securities Trust, Series 2011-GC3, Class A2
3.65%	03/10/44	[3]	14,009,013	14,037,062
GS Mortgage Securities Trust, Series 2011-GC5, Class A2
3.00%	08/10/44		44,101,040	44,617,542
GS Mortgage Securities Trust, Series 2011-GC5, Class A4
3.71%	08/10/44	[2]	107,315,000	114,908,465
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A2
2.32%	05/10/45		20,000,000	20,279,773
GS Mortgage Securities Trust, Series 2012-GCJ9, Class A2
1.76%	11/10/45		15,000,000	15,119,138
GS Mortgage Securities Trust, Series 2013-GC16, Class A2
3.03%	11/10/46		23,000,000	23,903,834
GS Mortgage Securities Trust, Series 2014-3R, Class 2A
0.37%	09/26/36	[2,3]	23,136,802	22,454,962
GS Mortgage Securities Trust, Series 2015-1R, Class 2A
2.54%	01/25/36	[2,3]	26,359,986	26,516,168
GS Mortgage Securities Trust., Series 2009-1R, Class 2A1
2.70%	11/25/35	[2,3]	40,979	41,378
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A2
2.42%	07/15/45		20,000,000	20,448,727
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class A4
5.43%	01/12/43	[2]	9,588,344	9,576,780
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4
5.55%	05/12/45		8,598,890	8,788,509
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB17, Class A4
5.43%	12/12/43		39,857,390	41,192,214
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A1A
5.26%	05/15/47		14,647,200	15,115,617
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[3]	1,964,210	1,964,257

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class A1
3.85%	06/15/43	[3]	$1,426,626	$1,424,432
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A1
2.75%	11/15/43	[3]	12,913,007	13,054,593
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A2
3.34%	07/15/46	[3]	10,795,508	10,879,047
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-PLSD, Class A2
3.36%	11/13/44	[3]	90,518,000	92,536,275
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class A2
1.80%	10/15/45		31,150,000	31,401,645
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A2
1.68%	12/15/47		22,156,000	22,279,885
LB Commercial Mortgage Trust, Series 2007-C3, Class A1A
6.05%	07/15/44	[2]	27,429,885	29,246,051
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A1A
5.39%	02/15/40		99,537,363	103,840,936
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4
5.86%	07/15/40	[2]	41,624,145	43,463,212
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 2A3
5.62%	03/25/37	[2,3]	8,759,544	8,754,490
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class ASB
5.13%	12/12/49	[2]	1,203,450	1,207,304
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A
5.17%	12/12/49		22,020,872	22,790,502
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A2
1.97%	08/15/45		40,000,000	40,268,200
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A2
1.87%	11/15/45		73,000,000	73,688,364
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		30,429,000	30,897,451

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 68

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A2
1.86%	02/15/46		$18,650,000	$18,795,610
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2
1.97%	05/15/46		15,000,000	15,167,624
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A1A
5.88%	10/15/42	[2]	19,724,866	19,994,890
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	08/15/49		25,888,449	26,292,736
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4
5.33%	12/15/43		76,372	78,703
Morgan Stanley Capital I Trust, Series 2007-HQ12, Class A1A
5.90%	04/12/49	[2]	77,004,767	78,955,144
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2
2.11%	03/15/45		30,000,000	30,293,385
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A2
2.11%	05/10/63		113,401,843	114,736,016
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A2
1.85%	08/10/49		24,250,000	24,495,531
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A2
1.71%	12/10/45		17,992,000	18,128,942
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%	11/15/30	[3]	13,725,000	13,948,978
Wachovia Bank Commercial Mortgage Trust, Series 2006-AMN1, Class A3
0.43%	08/25/36	[2]	30,881,645	20,233,620
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2
4.39%	11/15/43	[3]	900,000	983,720
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		52,205,000	53,510,699
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2
3.79%	02/15/44	[3]	56,729,278	56,854,659
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A3
4.39%	06/15/44	[3]	2,550,000	2,726,241
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		17,612,000	18,772,243

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class A2
3.43%	06/15/45		$33,148,000	$34,855,901
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A2
2.03%	03/15/45		19,619,000	19,863,232

				2,465,545,843

Non-Agency Mortgage-Backed — 9.60%
Aames Mortgage Investment Trust, Series 2002-1, Class A3 (STEP)
6.90%	06/25/32		68,334	66,598
ABFC Trust, Series 2005-HE1, Class M1
0.82%	03/25/35	[2]	23,446,781	22,970,378
Accredited Mortgage Loan Trust, Series 2006-2, Class A3
0.34%	09/25/36	[2]	25,099,295	24,853,174
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.41%	02/25/37	[2]	46,125,000	37,300,803
ACE Securities Corp., Series 2006-ASP1, Class A1
0.43%	12/25/35	[2]	5,956,182	5,899,074
ACE Securities Corp., Series 2006-HE3, Class A2C
0.34%	06/25/36	[2]	4,504,510	3,209,715
Adjustable Rate Mortgage Trust, Series 2005-10, Class 6A1
0.73%	01/25/36	[2]	528,593	450,119
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.42%	09/25/35	[2]	3,782,109	3,658,120
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A32
0.39%	08/25/36	[2]	39,084,975	36,251,236
Aegis Asset-Backed Securities Trust, Series 2005-5, Class 1A3
0.46%	12/25/35	[2]	4,968,162	4,933,226
American Home Mortgage Assets, Series 2007-4, Class A2
0.38%	08/25/37	[2]	1,647,248	1,621,261
American Home Mortgage Investment Trust, Series 2004-3, Class 2A
1.98%	10/25/34	[2]	9,929,904	9,591,905
American Home Mortgage Investment Trust, Series 2006-1, Class 12A1
0.59%	03/25/46	[2]	2,499,054	2,102,394
Ameriquest Mortgage Securities, Inc., Series 2004-R10, Class A1
0.85%	11/25/34	[2]	61,013,046	58,461,114
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		94,424	98,813

See accompanying notes to Schedule of Portfolio Investments.

69 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Argent Securities, Inc., Series 2004-W6, Class AV2
1.09%	05/25/34	[2]	$18,496,542	$17,603,992
Argent Securities, Inc., Series 2005-W2, Class A1
0.45%	10/25/35	[2]	64,432,388	63,931,426
Argent Securities, Inc., Series 2005-W3, Class A1
0.45%	11/25/35	[2]	74,956,748	71,733,267
Asset-Backed Funding Certificates, Series 2006-OPT3, Class A3B
0.35%	11/25/36	[2]	30,011,256	16,792,168
Asset-Backed Funding Certificates, Series 2007-WMC1, Class A2B
1.19%	06/25/37	[2]	33,080,040	24,302,295
Asset-Backed Securities Corp. Home Equity, Series 2005-HE6, Class M2
0.70%	07/25/35	[2]	31,578	31,418
Asset-Backed Securities Corp. Home Equity, Series 2006-HE6, Class A5
0.42%	11/25/36	[2]	18,411,000	13,049,376
Banc of America Alternative Loan Trust, Series 2003-2, Class CB4
5.50%	04/25/33		1,423,796	1,468,125
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		31,792	33,863
Banc of America Funding Corp., Series 2006-D, Class 3A1
2.88%	05/20/36	[2]	12,454,400	11,144,907
Banc of America Funding Corp., Series 2006-E, Class 2A1
2.85%	06/20/36	[2]	188,650	156,529
Banc of America Funding Corp., Series 2006-G, Class 2A1
0.44%	07/20/36	[2]	21,154,489	19,878,979
Banc of America Funding Corp., Series 2006-H, Class 3A1
2.87%	09/20/46	[2]	3,096,972	2,504,472
Banc of America Funding Corp., Series 2014-R8, Class A1
0.43%	06/26/36	[2,3]	20,830,447	20,202,515
Banc of America Funding Corp., Series 2015-R2, Class 1A1
0.34%	08/25/36	[2,3]	64,787,779	59,045,586
Banc of America Funding Corp., Series 2015-R2, Class 3A1
0.46%	04/25/37	[2,3]	46,469,701	45,417,325
Banc of America Funding Corp., Series 2015-R2, Class 7A1
0.47%	09/25/36	[2,3]	33,905,934	32,434,094

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Corp., Series 2015-R2, Class 9A1
0.41%	03/25/37	[2,3]	$20,336,899	$19,681,286
Banc of America Funding Corp., Series 2015-R5, Class 1A1
0.33%	10/26/36	[2,3]	148,812,545	141,958,760
Banc of America Mortgage Securities, Inc., Series 2003-1, Class 3A1
2.91%	10/25/33	[2]	1,811,064	1,860,788
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1
2.68%	07/25/34	[2]	118,056	120,691
Banc of America Mortgage Securities, Inc., Series 2005-C, Class 2A2
2.61%	04/25/35	[2]	936,498	848,729
Banc of America Mortgage Securities, Inc., Series 2006-2, Class A2
6.00%	07/25/46	[2]	383,355	368,032
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A24
6.00%	03/25/37		1,915,873	1,753,978
Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1
6.00%	09/25/37		1,034,116	945,102
Banco de Credito Y Securitizacion SA, Series 2001-1, Class AF (Argentina)[1]
8.00%	06/30/20	[3,4,5,8]	8,000	640
BCAP LLC Trust, Series 2007-AA1, Class 2A1
0.37%	03/25/37	[2]	1,403,099	1,217,269
BCAP LLC Trust, Series 2007-AA2, Class 2A5
6.00%	04/25/37		524,617	446,932
BCAP LLC Trust, Series 2007-AA5, Class A1
0.84%	09/25/47	[2]	56,262,384	47,863,929
BCAP LLC Trust, Series 2009-RR10, Class 7A1
2.66%	10/26/35	[2,3]	9,071,992	9,219,416
BCAP LLC Trust, Series 2010-RR11, Class 3A2
2.72%	06/27/36	[2,3]	3,769,527	3,778,721
BCAP LLC Trust, Series 2011-RR2, Class 3A6
2.71%	11/21/35	[2,3]	17,316,365	16,415,611
BCAP LLC Trust, Series 2011-RR3, Class 1A5
2.74%	05/27/37	[2,3]	12,525,792	12,501,129
BCAP LLC Trust, Series 2011-RR3, Class 5A3
3.20%	11/27/37	[2,3]	11,435,477	11,154,090

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 70

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust, Series 2011-RR4, Class 1A3
3.45%	03/26/36	[2,3]	$16,550,903	$16,283,614
BCAP LLC Trust, Series 2011-RR5, Class 1A3
2.42%	03/26/37	[2,3]	1,033,064	1,019,056
BCAP LLC Trust, Series 2011-RR5, Class 2A3
3.00%	06/26/37	[2,3]	6,023,249	6,047,131
BCAP LLC Trust, Series 2012-RR2, Class 5A1
3.50%	02/26/36	[2,3]	7,838,597	7,876,230
BCAP LLC Trust, Series 2015-RA1, Class 1A1
1.19%	09/11/38	[2,3]	171,966,482	162,092,863
BCAP LLC Trust, Series 2015-RR2, Class 26A1
2.62%	03/28/36	[2,3]	25,895,416	26,783,484
Bear Stearns ALT-A Trust, Series 2006-4, Class 32A1
2.86%	07/25/36	[2]	3,717,304	2,651,531
Bear Stearns ARM Trust, Series 2003-4, Class 3A1
2.43%	07/25/33	[2]	55,163	55,463
Bear Stearns ARM Trust, Series 2004-1, Class 13A2
2.85%	04/25/34	[2]	15,039	14,625
Bear Stearns ARM Trust, Series 2004-10, Class 14A1
2.75%	01/25/35	[2]	6,975,373	6,844,113
Bear Stearns ARM Trust, Series 2006-4, Class 2A1
2.58%	10/25/36	[2]	1,411,232	1,207,522
Bear Stearns Asset-Backed Securities Trust, Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		41,360	42,378
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A1 (STEP)
5.50%	01/25/34		1,305,398	1,354,313
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A2 (STEP)
5.75%	01/25/34		1,176,904	1,235,252
Bear Stearns Asset-Backed Securities Trust, Series 2005-AC5, Class 2A3
0.44%	08/25/20	[2]	3,274,699	2,381,044
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD1, Class 1A3
0.59%	08/25/43	[2]	15,077	14,896
Bear Stearns Asset-Backed Securities Trust, Series 2005-TC2, Class A3
0.56%	08/25/35	[2]	684,666	685,316

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		$2,112,691	$1,890,080
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1
0.37%	10/25/36	[2]	3,057,474	2,293,105
Bear Stearns Mortgage Funding Trust, Series 2007-AR4, Class 2A1
0.40%	06/25/37	[2]	310,664	247,640
BHN I Mortgage Fund, Series 1997-2, Class A1 (Argentina)[1]
1.47%	05/31/17	2,3,4,5,8,†	13,760	688
BHN I Mortgage Fund, Series 1997-2, Class A2 (Argentina)[1]
7.54%	05/31/17	3,4,5,8,†	2,500	125
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)[1]
8.00%	01/31/20	3,4,5,8,†	6,000	2
Bombardier Capital Mortgage Securitization Corp., Series 2001-A, Class A
6.81%	12/15/30	[2]	11,870,762	12,262,212
Carrington Mortgage Loan Trust, Series 2006-NC1, Class A4
0.50%	01/25/36	[2]	36,750,000	30,740,750
CC Mortgage Funding Corp., Series 2004-1A, Class A1
0.48%	01/25/35	[2,3]	1,354,142	1,229,688
Centex Home Equity Loan Trust, Series 2006-A, Class AV3
0.35%	06/25/36	[2]	11,503,448	11,483,972
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
0.44%	06/25/36	[2]	27,500,000	25,042,094
Chase Mortgage Finance Corp., Series 2006-A1, Class 1A2
2.68%	09/25/36	[2]	1,932,261	1,671,417
Chase Mortgage Finance Corp., Series 2006-S3, Class 2A1
5.50%	11/25/21		2,936,270	2,443,587
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A3
2.62%	07/25/37	[2]	5,654,401	5,732,573
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20		5,598,790	5,428,324
Chaseflex Trust, Series 2006-2, Class A2B
0.40%	09/25/36	[2]	9,890,728	7,686,935
CIM Trust, Series 2015-1EC, Class A16
1.95%	04/25/55	[2,3]	192,218,185	190,529,510
CIM Trust, Series 2015-3AG, Class A1
1.94%	10/25/57	[2,3]	269,267,403	267,857,613

See accompanying notes to Schedule of Portfolio Investments.

71 / Semi-Annual Report September 2015

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A12
5.00%	02/25/35		$541,671	$541,336
Citicorp Residential Mortgage Securities, Inc., Series 2006-2, Class A5 (STEP)
5.93%	09/25/36		525,000	535,421
Citicorp Residential Mortgage Securities, Inc., Series 2007-1, Class A5 (STEP)
5.84%	03/25/37		650,000	659,524
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
2.87%	02/25/34	[2]	258,030	253,333
Citigroup Mortgage Loan Trust, Inc., Series 2004-RR2, Class A2
2.61%	05/25/34	[2,3]	5,409,070	5,611,567
Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class 3A2A
2.52%	10/25/35	[2]	1,295,838	1,035,295
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
0.46%	11/25/35	[2]	334,863	243,197
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A
5.24%	06/25/36	[2]	11,341,662	10,687,082
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A
0.35%	08/25/36	[2]	26,214,904	25,607,950
Citigroup Mortgage Loan Trust, Inc., Series 2007-6, Class 1A4A
5.18%	03/25/37	[2]	1,040,438	779,082
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
0.40%	01/25/37	[2]	173,000	162,563
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.37%	03/25/37	[2]	26,915,744	26,498,376
Citigroup Mortgage Loan Trust, Inc., Series 2010-7, Class 2A1
2.36%	02/25/35	[2,3]	311,092	315,781
Citigroup Mortgage Loan Trust, Inc., Series 2010-9, Class 2A1
2.50%	11/25/35	[2,3]	245,580	247,362
Citigroup Mortgage Loan Trust, Inc., Series 2012-3, Class 4A1
2.23%	11/25/36	[2,3]	3,311,375	3,336,200
Citigroup Mortgage Loan Trust, Inc., Series 2014-6, Class 3A2
2.85%	11/25/35	[2,3]	20,213,786	20,511,153
Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 1A1
0.39%	06/25/47	[2,3]	48,407,797	45,149,081

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 4A1
0.87%	03/25/47	[2,3]	$34,002,282	$32,947,447
Collateralized Mortgage Obligation Trust, Series 57, Class D
9.90%	02/01/19		1,074	1,177
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		4,977,970	5,445,964
Conseco Finance, Series 2001-C, Class A5 (STEP)
7.29%	08/15/33		21,491	21,568
Conseco Finance, Series 2002-A, Class A5 (STEP)
7.55%	04/15/32		9,254	9,311
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	404,910	441,215
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	10,886,025	12,033,591
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[2]	85,049	87,831
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[2]	5,000,210	5,277,197
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		6,507,143	6,925,839
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	9,150,000	9,211,720
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		15,029	15,983
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.30%	08/25/35	[2]	6,291	4,555
Countrywide Alternative Loan Trust, Series 2005-84, Class 1A1
2.47%	02/25/36	[2]	135,759	102,471
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A19
0.69%	06/25/36	[2]	1,831,395	1,301,768
Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1
2.60%	02/25/37	[2]	4,184,355	3,751,919
Countrywide Alternative Loan Trust, Series 2006-OC5, Class 2A2A
0.36%	06/25/36	[2]	1,717,620	1,644,356

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 72

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust, Series 2007-J1, Class 2A1
0.39%	03/25/37	[2]	$975,433	$439,186
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF4
4.85%	02/25/36	[2]	7,000,000	6,834,408
Countrywide Asset-Backed Certificates, Series 2005-12, Class 2A5
5.25%	02/25/36	[2]	6,115,411	6,290,785
Countrywide Asset-Backed Certificates, Series 2005-13, Class AF4
4.90%	04/25/36	[2]	275,000	238,356
Countrywide Asset-Backed Certificates, Series 2005-16, Class 4AV4
0.54%	05/25/36	[2]	9,940,743	9,672,577
Countrywide Asset-Backed Certificates, Series 2005-2, Class M2
0.85%	08/25/35	[2]	3,676,241	3,695,680
Countrywide Asset-Backed Certificates, Series 2005-9, Class 5
0.59%	01/25/36	[2]	13,867,275	13,775,721
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A2
0.99%	10/25/47	[2]	21,675,373	19,686,918
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2001-HYB1, Class 1A1
2.18%	06/19/31	[2]	41,463	41,206
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, Class 1A4
5.25%	09/25/23		229,916	238,732
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
2.58%	08/25/34	[2]	2,254,866	2,193,736
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1A1
0.52%	02/25/35	[2]	225,793	204,965
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 3A1
2.24%	02/25/35	[2]	5,380,811	3,937,603
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB3, Class 1A
2.59%	06/20/34	[2]	99,031	98,918
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1
2.58%	09/20/34	[2]	3,019,564	2,903,315

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
2.61%	11/20/34	[2]	$3,048,991	$2,982,619
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 1A2
2.84%	04/25/35	[2]	1,642,588	1,496,613
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-31, Class 2A3
2.46%	01/25/36	[2]	442,637	403,617
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
0.77%	02/25/35	[2]	112,065	95,014
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.49%	05/25/35	[2]	7,596,299	6,557,961
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5, Class 1A1
2.87%	09/25/47	[2]	2,306,741	2,049,825
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 1A1
2.72%	03/25/37	[2]	2,103,548	1,720,784
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A4
2.58%	08/25/33	[2]	32,432	32,342
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1
6.50%	02/25/34		61,153	65,130
Credit Suisse Mortgage Trust, Series 2004-AR5, Class 6A1
2.50%	06/25/34	[2]	414,919	417,413
Credit Suisse Mortgage Trust, Series 2006-2, Class 2A1
0.90%	03/25/36	[2]	6,237,594	3,613,650
Credit Suisse Mortgage Trust, Series 2007-2, Class 3A4
5.50%	03/25/37		4,517,834	4,242,155
Credit Suisse Mortgage Trust, Series 2009-14R, Class 2A1
5.00%	06/26/37	[3]	20,638,734	21,282,867
Credit Suisse Mortgage Trust, Series 2010-17R, Class 1A1
2.39%	06/26/36	[2,3]	1,433,299	1,456,199
Credit Suisse Mortgage Trust, Series 2011-12R, Class 1A1
1.14%	10/27/37	[2,3]	6,813,693	6,758,716

See accompanying notes to Schedule of Portfolio Investments.

73 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Trust, Series 2011-16R, Class 5A1
2.72%	09/27/35	[2,3]	$6,775,855	$6,692,868
Credit Suisse Mortgage Trust, Series 2014-10R, Class 3A1
1.94%	04/25/36	[2,3]	9,839,693	9,941,971
Credit Suisse Mortgage Trust, Series 2014-11R, Class 10A1
0.39%	05/27/37	[2,3]	19,068,295	18,189,682
Credit Suisse Mortgage Trust, Series 2014-12R, Class 1A1
1.94%	08/27/36	[2,3]	33,216,490	33,302,298
Credit Suisse Mortgage Trust, Series 2014-7R, Class 7A1
0.35%	08/27/36	[2,3]	27,253,114	26,768,379
Credit Suisse Mortgage Trust, Series 2014-CIM1, Class A1
1.94%	01/25/58	[2,3]	83,907,327	83,589,318
Credit Suisse Mortgage Trust, Series 2015-1R, Class 3A1
0.41%	05/27/36	[2,3]	73,403,961	69,820,600
Credit Suisse Mortgage Trust, Series 2015-1R, Class 5A1
2.48%	09/27/35	[2,3]	21,270,574	21,448,298
Credit Suisse Mortgage Trust, Series 2015-2R, Class 4A1
0.40%	06/27/47	[2,3]	58,928,155	55,268,764
Credit Suisse Mortgage Trust, Series 2015-6R, Class 2A1
0.40%	11/27/46	[2,3]	21,197,911	19,411,446
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1, Class AF (STEP)
3.95%	01/25/33		22,941	23,195
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB4, Class M1
1.23%	03/25/33	[2]	5,809,391	5,544,797
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
1.21%	11/25/33	[2]	43,494	41,611
Credit-Based Asset Servicing and Securitization LLC, Series 2005-FR3, Class M1
0.90%	04/25/35	[2]	640,034	636,871
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
3.39%	01/25/36		10,750,193	8,042,901

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A23
0.34%	07/25/36	[2]	$24,597,682	$21,615,680
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A1
0.33%	10/25/36	[2]	26,894,014	20,833,286
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A2B
0.30%	10/25/36	[2]	9,004,752	8,821,818
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A3
0.34%	11/25/36	[2]	38,392,727	21,564,811
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR1, Class A2A
0.30%	02/25/37	[2]	8,282,548	5,027,714
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR1, Class A2B
0.46%	02/25/37	[2]	40,561,428	25,180,981
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR2, Class A2
0.42%	02/25/37	[2]	66,693,779	35,860,835
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR5, Class A2A
0.32%	05/25/37	[2]	26,021,691	18,574,075
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR5, Class A2C
0.54%	05/25/37	[2]	19,625,334	14,436,847
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF4 (STEP)
4.00%	01/25/37		8,958,610	4,933,514
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF5 (STEP)
4.00%	01/25/37		16,750,041	9,048,506
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.50%	02/25/37		51,958,204	38,661,320
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2D (STEP)
4.50%	02/25/37		38,041,141	28,299,033

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 74

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2E (STEP)
4.50%	02/25/37		$6,917,722	$5,147,083
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A2
0.36%	04/25/37	[2]	41,685,122	29,406,728
Credit-Based Asset Servicing and Securitization LLC, Series 2007-NC1, Class A2B
0.34%	12/25/36	[2]	44,866,562	25,244,844
Credit-Based Asset Servicing and Securitization LLC, Series 2007-NC2, Class A2B
0.33%	01/25/37	[2]	26,489,634	18,511,439
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB7, Class A1
0.33%	10/25/36	[2]	81,195,899	55,901,833
CSAB Mortgage-Backed Trust, Series 2006-4, Class A6B (STEP)
5.78%	12/25/36		5,268,016	1,521,824
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR3, Class A1
0.39%	08/25/36	[2]	8,158,033	6,622,406
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR4, Class A1
0.33%	12/25/36	[2]	3,178,946	1,995,212
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4A5
5.25%	06/25/35		24,810	25,188
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-6, Class 1A7
5.50%	12/25/35		823,084	660,466
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR6, Class AR6
0.39%	02/25/37	[2]	1,625,889	1,221,174
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1
2.92%	02/25/36	[2]	1,983,273	1,536,327
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
0.56%	01/19/45	[2]	4,477,349	3,637,108
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 2A1A
0.44%	03/19/45	[2]	825,591	738,415
DSLA Mortgage Loan Trust, Series 2005-AR3, Class 2A1A
0.44%	07/19/45	[2]	405,678	371,745
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
0.40%	10/19/36	[2]	28,267,164	23,103,375

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
0.36%	04/19/48	[2]	$16,849,785	$14,045,458
Equifirst Mortgage Loan Trust, Series 2005-1, Class M1
0.83%	04/25/35	[2]	3,682,163	3,690,515
Equity One ABS, Inc., Series 1998-1, Class A2 (STEP)
7.48%	11/25/29		83,747	81,321
Equity One ABS, Inc., Series 2002-4, Class M1
5.22%	02/25/33	[2]	11,938	11,330
Equity One Mortgage Pass-Through Trust, Series 2002-5, Class M1 (STEP)
5.80%	11/25/32		101,222	102,686
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF4, Class M1
0.84%	05/25/35	[2]	2,793,983	2,784,020
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF18, Class A2B
0.31%	12/25/37	[2]	18,239,393	11,640,727
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF18, Class A2C
0.35%	12/25/37	[2]	50,160,103	32,256,859
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF18, Class A2D
0.41%	12/25/37	[2]	36,354,627	23,556,017
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FFS, Class IIA4
0.43%	07/25/36	[2]	31,440,000	24,420,800
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF1, Class A2C
0.33%	01/25/38	[2]	118,350,044	75,158,462
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF2, Class A2B
0.30%	03/25/37	[2]	41,256,488	26,577,553
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF2, Class A2C
0.35%	03/25/37	[2]	21,327,601	13,775,007
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF2, Class A2D
0.42%	03/25/37	[2]	39,711,428	25,806,591
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C
0.36%	10/25/36	[2]	6,179,285	4,518,806
First Franklin Mortgage Loan Trust, Series 2007-1, Class A2B
0.37%	04/25/37	[2]	19,231,057	11,203,975
First Franklin Mortgage Loan Trust, Series 2007-1, Class A2C
0.45%	04/25/37	[2]	80,558,155	47,568,060

See accompanying notes to Schedule of Portfolio Investments.

75 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C
0.44%	05/25/37	[2]	$50,098,222	$28,777,122
First Franklin Mortgage Loan Trust, Series 2007-2, Class A2D
0.52%	05/25/37	[2]	24,740,677	15,134,243
First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.37%	06/25/37	[2]	19,870,097	12,974,000
First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.45%	06/25/37	[2]	29,527,360	20,867,989
First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A3
0.36%	07/25/37	[2]	33,047,662	20,413,342
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA2, Class 1A1
2.17%	08/25/34	[2]	18,927,048	18,567,451
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.20%	09/25/34	[2]	119,441	117,254
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1
2.24%	10/25/34	[2]	4,671,327	4,628,494
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
2.24%	12/25/35	[2]	38,972,868	33,390,979
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
2.29%	02/25/36	[2]	47,732,373	39,456,248
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
2.25%	09/25/35	[2]	45,092,525	40,097,405
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA8, Class 2A1
2.34%	10/25/35	[2]	56,548,775	47,827,897
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
2.27%	11/25/35	[2]	48,019,932	42,335,573
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
2.26%	03/25/36	[2]	46,705,197	39,267,114
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8, Class 1A7
6.00%	02/25/37		21,586	16,967
First Horizon Asset Securities, Inc., Series 2004-AR5, Class 2A1
2.57%	10/25/34	[2]	2,012,861	1,970,358
First Horizon Asset Securities, Inc., Series 2007-AR3, Class 1A1
2.44%	11/25/37	[2]	689,507	599,606

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Mortgage Pass-Through Trust, Series 2004-AR1, Class 2A1
2.52%	02/25/34	[2]	$1,308,471	$1,304,137
First Horizon Mortgage Pass-Through Trust, Series 2004-AR6, Class 2A1
2.63%	12/25/34	[2]	895,972	900,456
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2
2.59%	01/25/37	[2]	333,685	297,738
FNBA Mortgage Pass-Through Certificates, Series 2004-AR1, Class A2
0.60%	08/19/34	[2]	27,205	26,490
Fremont Home Loan Trust, Series 2005-C, Class M1
0.68%	07/25/35	[2]	6,731,938	6,747,604
GE Business Loan Trust, Series 2007-1A, Class A
0.38%	04/16/35	[2,3]	21,922,796	20,756,241
GMAC Mortgage Corp. Loan Trust, Series 2000-HE2, Class A1
0.63%	06/25/30	[2]	54,713	50,960
GMAC Mortgage Corp. Loan Trust, Series 2003-AR2, Class 3A5
2.85%	12/19/33	[2]	8,301,916	8,322,887
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A
3.05%	06/25/34	[2]	10,659	10,389
GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1
2.85%	11/19/35	[2]	1,842,289	1,728,513
GMAC Mortgage Corp. Loan Trust, Series 2006-AR2, Class 1A1
2.60%	05/19/36	[2]	2,085,476	1,527,830
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	12,067,862	12,551,744
GreenPoint Mortgage Funding Trust, Series 2005-AR3, Class 1A1
0.43%	08/25/45	[2]	2,654,130	2,192,081
GreenPoint Mortgage Funding Trust, Series 2005-HY1, Class 1A1A
0.46%	07/25/35	[2]	25,445,041	24,646,359
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
0.37%	01/25/47	[2]	12,309,563	11,888,785
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2
0.36%	02/25/37	[2]	6,152,522	4,980,116
GSAA Home Equity Trust, Series 2005-11, Class 1A1
0.48%	10/25/35	[2]	21,910,861	20,311,960

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 76

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSAA Home Equity Trust, Series 2005-9, Class 2A3
0.57%	08/25/35	[2]	$6,765,417	$6,554,703
GSAMP Trust, Series 2005-AHL2, Class A2D
0.54%	12/25/35	[2]	25,693,000	18,672,316
GSAMP Trust, Series 2005-HE5, Class M1
0.61%	11/25/35	[2]	16,560,988	16,054,122
GSR Mortgage Loan Trust, Series 2004-9, Class 3A1
2.71%	08/25/34	[2]	9,647	9,647
GSR Mortgage Loan Trust, Series 2004-9, Class 5A7
2.62%	08/25/34	[2]	1,036,195	1,021,173
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3
2.86%	10/25/35	[2]	8,809,289	7,816,905
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A4
2.74%	10/25/35	[2]	480,620	480,850
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5
2.74%	09/25/35	[2]	555,865	558,730
GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A1
0.38%	08/25/46	[2]	6,080,564	5,932,162
GSR Mortgage Loan Trust, Series 2007-AR2, Class 2A1
2.74%	05/25/47	[2]	5,317,303	4,855,155
Harborview Mortgage Loan Trust, Series 2004-1, Class 2A
2.45%	04/19/34	[2]	17,385	17,195
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A2A
0.88%	01/19/35	[2]	732,717	590,778
Harborview Mortgage Loan Trust, Series 2005-4, Class 2A
2.73%	07/19/35	[2]	742,004	652,102
Harborview Mortgage Loan Trust, Series 2006-8, Class 2A1A
0.38%	07/21/36	[2]	327,078	269,820
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A
1.20%	11/25/47	[2]	1,249,751	1,108,229
Home Equity Loan Trust, Series 2007-1, Class AM
0.44%	03/20/36	[2]	1,131,108	1,128,587
Home Equity Loan Trust, Series 2007-3, Class A4
1.69%	11/20/36	[2]	13,120,000	13,138,919
Home Equity Loan Trust, Series 2007-3, Class APT
1.40%	11/20/36	[2]	31,411,733	31,397,660

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Homestar Mortgage Acceptance Corp., Series 2004-5, Class A4
0.77%	10/25/34	[2]	$4,175,067	$4,181,935
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 2A3
0.39%	12/25/35	[2]	11,610,730	11,447,982
Impac CMB Trust, Series 2004-3, Class 1
0.99%	11/25/34	[2]	1,047,372	1,039,004
Impac CMB Trust, Series 2005-1, Class 1A1
0.72%	04/25/35	[2]	8,409,509	7,730,854
Impac CMB Trust, Series 2005-4, Class 1A1B
0.45%	05/25/35	[2]	12,144,970	10,215,842
Impac CMB Trust, Series 2007-2, Class 1A1A
0.30%	05/25/37	[2]	25,950,273	16,981,189
Impac CMB Trust, Series 2007-2, Class 1A1B
0.45%	05/25/37	[2]	37,142,504	26,767,785
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A
2.41%	08/25/34	[2]	2,256,150	2,000,282
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1B
1.00%	08/25/34	[2]	33,438	30,102
IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A2
1.06%	09/25/34	[2]	110,054	95,721
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
0.99%	11/25/34	[2]	86,406	75,224
IndyMac Index Mortgage Loan Trust, Series 2005-AR1, Class 4A1
2.47%	03/25/35	[2]	2,016,423	1,958,196
IndyMac Index Mortgage Loan Trust, Series 2005-AR13, Class 4A1
2.50%	08/25/35	[2]	176,081	152,112
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A1
2.80%	09/25/35	[2]	850,957	714,909
IndyMac Index Mortgage Loan Trust, Series 2005-AR17, Class 3A1
2.43%	09/25/35	[2]	8,754,356	7,554,764
IndyMac Index Mortgage Loan Trust, Series 2005-AR18, Class 2A1A
0.50%	10/25/36	[2]	289,117	210,481
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1
4.55%	10/25/35	[2]	55,259,814	46,075,318

See accompanying notes to Schedule of Portfolio Investments.

77 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2005-AR25, Class 1A21
4.72%	12/25/35	[2]	$8,264,947	$6,429,335
IndyMac Index Mortgage Loan Trust, Series 2005-AR31, Class 3A1
2.48%	01/25/36	[2]	3,333,759	2,901,444
IndyMac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1
0.44%	04/25/35	[2]	1,127,295	1,012,007
IndyMac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A4A
0.37%	11/25/46	[2]	7,072,327	6,544,362
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2
2.86%	08/25/36	[2]	27,935,885	19,852,721
IndyMac Index Mortgage Loan Trust, Series 2006-AR21, Class A1
0.32%	08/25/36	[2]	330,131	253,126
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A
0.40%	10/25/36	[2]	44,194,360	35,762,651
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 1A1
2.92%	05/25/36	[2]	7,268,121	5,527,566
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 2A1
2.82%	05/25/36	[2]	50,515,679	39,506,494
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 1A2
2.85%	03/25/37	[2]	1,856,610	1,729,566
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
2.55%	06/25/37	[2]	6,764,122	5,209,801
IndyMac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1
2.74%	11/25/37	[2]	6,340,782	5,963,226
IndyMac Index Mortgage Loan Trust, Series 2007-AR9, Class 2A1
2.83%	04/25/37	[2]	580,258	413,915
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		220,132	223,295
IndyMac Residential Asset-Backed Trust, Series 2005-C, Class AI1
0.46%	10/25/35	[2]	13,616,223	13,506,980
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 1A3
0.37%	05/25/36	[2]	3,069,026	2,940,489
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 2A1
2.71%	05/25/36	[2]	1,559,222	1,272,565

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 5A1
4.82%	05/25/36	[2]	$15,208,174	$11,587,199
JPMorgan Mortgage Acquisition Corp., Series 2005-OPT2, Class A4
0.51%	12/25/35	[2]	22,677,803	22,635,938
JPMorgan Mortgage Acquisition Corp., Series 2006-WF1, Class A3A (STEP)
5.83%	07/25/36		32,436,736	19,216,854
JPMorgan Mortgage Acquisition Corp., Series 2006-WF1, Class A6 (STEP)
6.00%	07/25/36		6,639,169	4,020,017
JPMorgan Mortgage Acquisition Corp., Series 2007-CH1, Class AV5
0.44%	11/25/36	[2]	20,000,000	19,723,953
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A4
0.41%	03/25/37	[2]	3,566,818	3,271,011
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF1
0.30%	03/25/47	[2]	195,961	122,244
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF2 (STEP)
5.07%	03/25/47		11,838,530	9,193,802
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF3 (STEP)
5.07%	03/25/47		9,808,227	7,615,980
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF4 (STEP)
5.07%	03/25/47		4,904,113	3,806,887
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV4
0.47%	03/25/47	[2]	90,000	63,851
JPMorgan Mortgage Trust, Series 2003-A2, Class 2A3
1.93%	11/25/33	[2]	344,032	328,985
JPMorgan Mortgage Trust, Series 2004-A4, Class 1A3
2.78%	09/25/34	[2]	1,558,478	1,603,150
JPMorgan Mortgage Trust, Series 2005-A3, Class 5A3
2.77%	06/25/35	[2]	240,956	223,579
JPMorgan Mortgage Trust, Series 2005-A5, Class TA1
2.98%	08/25/35	[2]	253,189	243,497
JPMorgan Mortgage Trust, Series 2005-S2, Class 4A3
5.50%	09/25/20		6,583,911	6,583,114
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A3
2.52%	11/25/33	[2]	19,693	19,516

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 78

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
2.63%	05/25/36	[2]	$2,467,952	$2,060,180
JPMorgan Mortgage Trust, Series 2006-A3, Class 3A3
2.64%	05/25/36	[2]	1,878,205	1,680,766
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A1
2.70%	06/25/36	[2]	1,396,538	1,216,813
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A4
2.69%	06/25/36	[2]	4,501,991	3,962,846
JPMorgan Mortgage Trust, Series 2006-A5, Class 2A4
2.66%	08/25/36	[2]	1,110,949	957,931
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.62%	07/25/35	[2]	5,300,359	5,396,404
JPMorgan Mortgage Trust, Series 2007-A3, Class 2A3
2.58%	05/25/37	[2]	6,712,924	5,827,549
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
4.75%	05/25/37	[2]	1,015,765	932,114
JPMorgan Mortgage Trust, Series 2007-A4, Class 1A1
2.55%	06/25/37	[2]	8,699,955	7,956,944
JPMorgan Mortgage Trust, Series 2007-A4, Class 2A3
2.74%	06/25/37	[2]	1,355,292	1,255,632
JPMorgan Resecuritization Trust, Series 2010-4, Class 1A1
2.74%	07/26/36	[2,3]	173,502	174,065
JPMorgan Resecuritization Trust, Series 2015-1, Class 3A1
0.39%	12/27/46	[2,3]	33,774,034	32,305,721
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		20,465	21,471
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[2]	5,927,980	6,346,700
Lehman XS Trust, Series 2005-5N, Class 3A1A
0.49%	11/25/35	[2]	21,654,858	19,575,169
Lehman XS Trust, Series 2006-12N, Class A31A
0.40%	08/25/46	[2]	34,764,304	26,684,662
Lehman XS Trust, Series 2006-13, Class 1A2
0.37%	09/25/36	[2]	34,140,919	30,791,524

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman XS Trust, Series 2006-14N, Class 3A2
0.32%	08/25/36	[2]	$172,262	$133,559
Lehman XS Trust, Series 2006-16N, Class A4A
0.39%	11/25/46	[2]	575,001	455,016
Lehman XS Trust, Series 2006-19, Class A2
0.37%	12/25/36	[2]	24,172,705	20,458,327
Lehman XS Trust, Series 2006-9, Class A1B
0.36%	05/25/46	[2]	40,186,731	34,322,563
Long Beach Mortgage Loan Trust, Series 2004-4, Class M1
1.10%	10/25/34	[2]	75,000	71,792
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
2.64%	01/25/34	[2]	127,719	124,226
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
2.04%	11/25/33	[2]	2,155,400	2,189,865
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
2.76%	11/21/34	[2]	14,461,593	14,883,554
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 9A1
2.83%	10/25/34	[2]	1,530,658	1,475,584
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
1.62%	06/25/34	[2]	269	258
MASTR Adjustable Rate Mortgages Trust, Series 2004-8, Class 2A1
2.65%	09/25/34	[2]	6,591,290	6,332,866
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 5A1
2.67%	05/25/36	[2]	20,064,252	16,925,200
MASTR Alternative Loan Trust, Series 2004-6, Class 3A1
4.75%	07/25/19		2,586,500	2,663,576
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17		12,845	12,951
MASTR Asset Securitization Trust, Series 2003-8, Class 3A12
5.25%	09/25/33		1,556,848	1,685,954
MASTR Asset Securitization Trust, Series 2004-3, Class 3A2
4.50%	03/25/19		1,117,713	1,150,301
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A3
0.35%	11/25/36	[2]	19,474,913	9,381,027

See accompanying notes to Schedule of Portfolio Investments.

79 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A4
0.41%	11/25/36	[2]	$5,409,698	$2,633,792
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A3
0.41%	05/25/37	[2]	51,903,000	39,735,520
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.59%	10/25/32	[2]	29,795	29,790
Mellon Residential Funding Corp., Series 2001-TBC1, Class A1
0.91%	11/15/31	[2]	3,394,366	3,338,130
Merrill Lynch Mortgage Investors, Inc., Series 2003-A6, Class 2A
2.54%	10/25/33	[2]	1,134,884	1,129,478
Merrill Lynch Mortgage Investors, Inc., Series 2004-A4, Class A1
2.56%	08/25/34	[2]	4,136,707	4,234,112
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A
0.40%	02/25/36	[2]	25,535	22,593
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2B (STEP)
4.31%	03/25/37		37,067,894	15,105,304
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2D (STEP)
4.31%	03/25/37		29,011,765	11,821,476
Merrill Lynch Mortgage Investors, Inc., Series 2007-2, Class 1A1
2.76%	08/25/36	[2]	12,566,372	11,684,627
Mid-State Trust, Series 2004-1, Class A
6.01%	08/15/37		509,440	535,903
Mid-State Trust, Series 2005-1, Class A
5.75%	01/15/40		23,595,285	25,549,636
Mid-State Trust, Series 2006, Class A1
7.34%	07/01/35		104,320	112,471
Mid-State Trust, Series 2006, Class A2
7.40%	07/01/35		6,520	6,975
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[3]	15,904,552	17,203,469
Mid-State Trust, Series 2011, Class A1
4.86%	07/15/38		358,244	382,203
Morgan Stanley Capital I Trust, Series 2005-HE3, Class M2
0.97%	07/25/35	[2]	23,165	23,196
Morgan Stanley Capital I Trust, Series 2006-NC1, Class A4
0.50%	12/25/35	[2]	21,351,979	20,516,220
Morgan Stanley Home Equity Loan Trust, Series 2005-04, Class A1
0.44%	09/25/35	[2]	6,941,085	6,932,201

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1
0.64%	08/25/35	[2]	$14,316	$14,338
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1
0.52%	01/25/35	[2]	399,382	375,770
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 2A2
5.50%	04/25/34		432,207	447,038
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.06%	09/25/34	[2]	2,518,681	2,428,711
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A1
2.46%	10/25/34	[2]	204,671	203,027
Morgan Stanley Mortgage Loan Trust, Series 2005-2AR, Class A
0.46%	04/25/35	[2]	9,450,755	8,419,263
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[2]	235,275	128,648
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 1A2S (STEP)
5.50%	02/25/47		602,332	588,871
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1
0.32%	04/25/37	[2]	7,078,628	3,528,901
Morgan Stanley Resecuritization Trust, Series 2010-R4, Class 1B
0.53%	01/26/36	[2,3]	5,035,534	5,020,397
Morgan Stanley Resecuritization Trust, Series 2013-R9, Class 3A
2.38%	06/26/46	[2,3]	14,673,926	14,778,331
Morgan Stanley Resecuritization Trust, Series 2014-R2, Class 1A
0.99%	12/26/46	[2,3]	33,613,513	32,862,184
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 4A
1.15%	07/26/46	[2,3]	16,981,966	16,610,037
Morgan Stanley Resecuritization Trust, Series 2014-R4, Class 2A
2.68%	11/26/35	[2,3]	8,359,352	8,509,927
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A
0.92%	06/26/47	[2,3]	59,208,340	57,522,270
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 4A
1.13%	06/26/47	[2,3]	25,684,708	25,312,044
Morgan Stanley Resecuritization Trust, Series 2015-R4
0.60%	08/26/47	[2,3]	33,102,987	31,638,504

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 80

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MortgageIT Trust, Series 2005-1, Class 1A1
0.84%	02/25/35	[2]	$18,594,707	$17,240,791
MortgageIT Trust, Series 2005-4, Class A1
0.47%	10/25/35	[2]	22,571,924	19,896,415
MortgageIT Trust, Series 2005-5, Class A1
0.46%	12/25/35	[2]	3,093,115	2,730,543
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV4
0.48%	09/25/36	[2]	28,454,000	26,038,980
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV4
0.45%	06/25/37	[2]	8,265,000	6,076,453
New Century Home Equity Loan Trust, Series 2003-6, Class M1
1.27%	01/25/34	[2]	41,732	39,575
New Century Home Equity Loan Trust, Series 2005-2, Class M1
0.62%	06/25/35	[2]	40,772	41,028
New Century Home Equity Loan Trust, Series 2005-4, Class M1
0.67%	09/25/35	[2]	34,368,545	33,967,189
Newcastle Mortgage Securities Trust, Series 2006-1, Class A4
0.47%	03/25/36	[2]	64,758,805	64,256,344
Nomura Home Equity Loan, Inc., Series 2006-HE2, Class A4
0.46%	03/25/36	[2]	24,732,000	20,963,041
Nomura Home Equity Loan, Inc., Series 2006-WF1, Class A4
0.43%	03/25/36	[2]	33,867,101	33,164,433
Nomura Resecuritization Trust, Series 2011-4RA, Class 1A1
2.29%	12/26/36	[2,3]	27,100,386	27,289,005
Nomura Resecuritization Trust, Series 2011-4RA, Class 2A1
2.18%	06/26/37	[2,3]	10,136,293	10,143,672
Nomura Resecuritization Trust, Series 2013-1R, Class 2A1
0.36%	11/26/36	[2,3]	14,776,027	14,208,123
Nomura Resecuritization Trust, Series 2013-1R, Class 3A1
0.36%	10/26/36	[2,3]	7,389,974	7,245,832
Nomura Resecuritization Trust, Series 2014-4R, Class 1A1
2.25%	01/25/36	[2,3]	24,413,808	24,905,649
Nomura Resecuritization Trust, Series 2014-4R, Class 3A1
0.35%	09/25/36	[2,3]	11,055,437	10,665,228
Nomura Resecuritization Trust, Series 2014-7R, Class 2A1
0.40%	12/26/35	[2,3]	31,921,592	31,471,309

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nomura Resecuritization Trust, Series 2014-7R, Class 4A1
0.33%	01/26/37	[2,3]	$45,967,865	$43,768,992
Nomura Resecuritization Trust, Series 2015-4R, Class 1A1
0.40%	03/26/47	[2,3]	45,861,943	44,923,571
Oakwood Mortgage Investors, Inc., Series 2000-A, Class A5
8.16%	09/15/29	[2]	25,000,036	18,856,877
Option One Mortgage Loan Trust, Series 2005-4, Class A3
0.45%	11/25/35	[2]	21,806	21,634
Option One Mortgage Loan Trust, Series 2005-5, Class A3
0.40%	12/25/35	[2]	29,766	29,600
Ownit Mortgage Loan Asset-Backed Certificates, Series 2006-4, Class A2D
0.43%	05/25/37	[2]	31,923,527	22,726,359
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A
0.45%	09/25/35	[2]	36,028,049	35,906,886
Popular ABS Mortgage Pass-Through Trust, Series 2005-6, Class A5 (STEP)
4.28%	01/25/36		22,910,000	19,258,290
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A3
0.45%	11/25/46	[2]	85,000	74,696
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.50%	06/25/47	[2]	23,015,500	15,838,712
Provident Funding Mortgage Loan Trust, Series 2003-1, Class A
2.61%	08/25/33	[2]	1,133,034	1,176,232
Residential Accredit Loans, Inc., Series 2003-QS3, Class A4
5.50%	02/25/18		95,589	96,717
Residential Accredit Loans, Inc., Series 2005-QA10, Class A31
3.60%	09/25/35	[2]	987,336	829,431
Residential Accredit Loans, Inc., Series 2005-QA12, Class CB1
3.50%	12/25/35	[2]	7,218,532	5,156,003
Residential Accredit Loans, Inc., Series 2005-QA4, Class A41
3.00%	04/25/35	[2]	6,420,035	6,360,836
Residential Accredit Loans, Inc., Series 2005-QA7, Class A1
3.24%	07/25/35	[2]	6,570,819	5,157,758
Residential Accredit Loans, Inc., Series 2005-QA8, Class CB21
3.30%	07/25/35	[2]	5,378,234	4,375,616

See accompanying notes to Schedule of Portfolio Investments.

81 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc., Series 2005-QA9, Class CB11
3.09%	08/25/35	[2]	$11,456,137	$9,194,918
Residential Accredit Loans, Inc., Series 2005-QO5, Class A1
1.20%	01/25/46	[2]	12,313,218	8,565,567
Residential Accredit Loans, Inc., Series 2006-QA1, Class A11
3.23%	01/25/36	[2]	198,771	156,989
Residential Accredit Loans, Inc., Series 2006-QA1, Class A21
3.77%	01/25/36	[2]	28,927,810	22,996,368
Residential Accredit Loans, Inc., Series 2006-Qa7, Class 2A1
0.38%	08/25/36	[2]	43,801,133	34,407,936
Residential Accredit Loans, Inc., Series 2006-QS10, Class AV (IO)
0.56%	08/25/36	[2,5]	54,475,915	1,296,472
Residential Accredit Loans, Inc., Series 2006-QS12, Class 2A9
0.57%	09/25/36	[2]	487,886	326,171
Residential Accredit Loans, Inc., Series 2006-QS2, Class 1AV (IO)
0.49%	02/25/36	[2,5]	182,807,239	3,651,940
Residential Accredit Loans, Inc., Series 2006-QS7, Class AV (IO)
0.65%	06/25/36	[2,5]	97,385,595	3,033,264
Residential Accredit Loans, Inc., Series 2006-QS8, Class AV (IO)
0.78%	08/25/36	[2,5]	225,726,393	7,185,345
Residential Accredit Loans, Inc., Series 2007-QS10, Class AV (IO)
0.46%	09/25/37	[2,5]	142,598,525	2,667,020
Residential Accredit Loans, Inc., Series 2007-QS4, Class 3AV (IO)
0.38%	03/25/37	[2,5]	89,660,184	1,242,600
Residential Accredit Loans, Inc., Series 2007-QS5, Class AV (IO)
0.25%	03/25/37	[2,5]	110,701,546	1,389,415
Residential Accredit Loans, Inc., Series 2007-QS6, Class AV (IO)
0.33%	04/25/37	[2,5]	243,913,734	3,689,073
Residential Accredit Loans, Inc., Series 2007-QS7, Class 2AV (IO)
0.37%	06/25/37	[2,5]	74,172,227	1,205,039
Residential Accredit Loans, Inc., Series 2007-QS8, Class AV (IO)
0.39%	06/25/37	[2,5]	191,346,803	3,148,325
Residential Asset Mortgage Products, Inc., Series 2003-RS10, Class AI6 (STEP)
5.84%	11/25/33		507,573	543,063

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products, Inc., Series 2003-RS11, Class AI6A (STEP)
5.98%	12/25/33		$277,594	$302,087
Residential Asset Mortgage Products, Inc., Series 2003-RS9, Class AI6A (STEP)
5.93%	10/25/33		27,144	29,861
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class AI6
4.55%	12/25/34		10,602	10,736
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2
1.39%	12/25/34	[2]	336,141	334,798
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A8
6.50%	11/25/31		63,903	65,906
Residential Asset Mortgage Products, Inc., Series 2004-SL3, Class A2
6.50%	12/25/31		63,054	66,025
Residential Asset Mortgage Products, Inc., Series 2004-SL3, Class A4
8.50%	12/25/31		40,608	36,433
Residential Asset Mortgage Products, Inc., Series 2005-RS8, Class A3
0.56%	09/25/35	[2]	50,339,840	50,303,573
Residential Asset Mortgage Products, Inc., Series 2005-SA5, Class 1A
2.87%	11/25/35	[2]	11,518,224	9,544,058
Residential Asset Securities Corp., Series 2004-IP2, Class 1A1
2.49%	12/25/34	[2]	442,687	441,034
Residential Asset Securities Corp., Series 2004-IP2, Class 2A1
2.55%	12/25/34	[2]	46,145	46,482
Residential Asset Securities Corp., Series 2004-IP2, Class 3A1
2.49%	12/25/34	[2]	1,051,526	1,051,688
Residential Asset Securities Corp., Series 2006-A7CB, Class 1A3
6.25%	07/25/36		4,142,010	3,693,487
Residential Funding Mortgage Securities I, Inc., Series 2006-SA3, Class 3A1
3.85%	09/25/36	[2]	2,195,454	1,943,743
Residential Funding Mortgage Securities I, Inc., Series 2006-SA3, Class 4A1
6.05%	09/25/36	[2]	797,648	675,902
Residential Funding Mortgage Securities I, Inc., Series 2006-SA4, Class 2A1
3.57%	11/25/36	[2]	223,601	195,109
Residential Funding Mortgage Securities I, Inc., Series 2007-SA2, Class 2A2
3.09%	04/25/37	[2]	4,218,074	3,701,638

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 82

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Funding Mortgage Securities II, Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		$25,069	$25,034
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		5,183	5,167
Residential Funding Mortgage Securities Trust, Series 2003-S7, Class A7
5.50%	05/25/33		1,790,277	1,899,575
Residential Funding Mortgage Securities Trust, Series 2004-S2, Class A9
5.50%	03/25/34		922,513	946,160
Residential Funding Mortgage Securities Trust, Series 2004-S6, Class 1A6
5.50%	06/25/34		676,095	691,410
Saxon Asset Securities Trust, Series 2001-2, Class AF6 (STEP)
6.81%	06/25/16		14,399	14,819
Saxon Asset Securities Trust, Series 2005-2, Class M1
0.61%	10/25/35	[2]	13,074,223	12,982,390
Saxon Asset Securities Trust, Series 2007-1, Class A2C
0.34%	01/25/47	[2]	13,135,000	11,096,627
Saxon Asset Securities Trust, Series 2007-3, Class 2A3
0.59%	09/25/47	[2]	32,174,000	24,681,756
Sequoia Mortgage Trust, Series 2004-3, Class A
1.05%	05/20/34	[2]	1,185,510	1,140,790
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.46%	02/25/36	[2]	1,552,237	1,103,788
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.43%	12/25/36	[2,3]	21,359,155	12,872,714
Soundview Home Equity Loan Trust, Series 2006-1, Class A3
0.38%	02/25/36	[2]	5,395,643	5,354,433
Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A4
0.44%	10/25/36	[2]	14,062,000	9,876,193
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.33%	12/25/36	[2]	18,582,559	18,404,130
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A3
2.54%	02/25/34	[2]	35,660	35,905
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
2.50%	09/25/34	[2]	20,277,831	20,185,243

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A
2.49%	10/25/34	[2]	$399,353	$387,597
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 2A
2.49%	10/25/34	[2]	22,618,840	23,257,574
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
2.53%	10/25/34	[2]	4,686,035	4,513,523
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1
2.57%	11/25/34	[2]	18,701,324	18,824,435
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-17, Class A1
1.10%	11/25/34	[2]	95,619	88,352
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A2
2.45%	01/25/35	[2]	1,345,436	1,297,566
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1
2.44%	06/25/35	[2]	4,901,283	4,586,243
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 1A1
0.35%	01/25/37	[2]	71,661,028	56,585,483
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2A1
2.78%	10/25/47	[2]	1,620,627	1,300,811
Structured Asset Investment Loan Trust, Series 2005-HE3, Class A5
0.55%	09/25/35	[2]	23,475,393	23,292,049
Structured Asset Investment Loan Trust, Series 2006-1, Class A3
0.39%	01/25/36	[2]	17,509,078	17,217,324
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 24A1
2.37%	05/25/36	[2]	783,306	491,212
Structured Asset Securities Corp., Series 1997-2, Class 2A4
7.25%	03/28/30		2,693	2,724
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
2.31%	10/25/31	[2]	10,587	10,617
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.49%	09/25/33	[2]	424,514	424,367
Structured Asset Securities Corp., Series 2003-34A, Class 5A4
2.49%	11/25/33	[2]	3,403,201	3,422,811
Structured Asset Securities Corp., Series 2004-23XS, Class 2A1
0.49%	01/25/35	[2]	4,035,442	3,546,760

See accompanying notes to Schedule of Portfolio Investments.

83 / Semi-Annual Report September 2015

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp., Series 2005-17, Class 4A4
5.50%	10/25/35		$7,051,120	$7,287,874
Structured Asset Securities Corp., Series 2005-5, Class 2A4
5.50%	04/25/35		6,326,783	6,369,685
Structured Asset Securities Corp., Series 2006-WF1, Class A5
0.49%	02/25/36	[2]	8,234,008	8,214,691
Structured Asset Securities Corp., Series 2006-WF2, Class A3
0.34%	07/25/36	[2]	1,469,798	1,468,462
Structured Asset Securities Corp., Series 2006-WF2, Class A4
0.50%	07/25/36	[2]	43,826,000	41,426,789
Structured Asset Securities Corp., Series 2006-WF3, Class A1
0.33%	09/25/36	[2]	22,727,819	21,840,952
Structured Asset Securities Corp., Series 2006-WF3, Class A3
0.34%	09/25/36	[2]	2,511,673	2,487,988
Structured Asset Securities Corp., Series 2007-BC4, Class A3
0.44%	11/25/37	[2]	2,888,442	2,871,027
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 1A1
2.74%	06/25/37	[2]	12,226,260	11,178,359
Thornburg Mortgage Securities Trust, Series 2004-4, Class 2A
1.99%	12/25/44	[2]	294,786	286,544
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4
6.57%	05/07/27	[2]	1,263,975	1,305,087
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A3
0.42%	01/25/37	[2]	29,800,953	20,310,089
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-3, Class 2A3
0.74%	05/25/35	[2]	6,291,186	4,935,744
WaMu Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
0.69%	06/25/35	[2]	11,367,516	8,816,693
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-1, Class 2A1
6.00%	01/25/22		585,842	572,570
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
0.30%	01/25/37	[2]	5,525,351	3,131,982
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A3
0.34%	01/25/37	[2]	51,005,205	29,077,361

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A4
0.42%	01/25/37	[2]	$17,121,586	$9,872,011
WaMu Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1
2.36%	11/25/30	[2]	473,639	474,041
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.52%	01/25/33	[2]	19,808	20,100
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
2.55%	06/25/33	[2]	10,760,316	10,793,468
WaMu Mortgage Pass-Through Certificates, Series 2004-AR3, Class A2
2.46%	06/25/34	[2]	98,040	99,474
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
0.61%	05/25/44	[2]	3,508,053	3,344,690
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
0.51%	01/25/45	[2]	1,571,199	1,488,257
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
0.51%	08/25/45	[2]	78,133,330	72,995,564
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.43%	10/25/35	[2]	3,325,904	3,212,127
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.48%	10/25/45	[2]	11,988,234	11,271,254
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
2.45%	12/25/35	[2]	10,259,115	9,473,308
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1
0.45%	11/25/45	[2]	52,697,499	49,212,086
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A1
0.46%	12/25/45	[2]	24,957,934	23,425,941
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2
0.48%	12/25/45	[2]	35,395,583	32,260,911
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 1A1A
0.52%	01/25/45	[2]	24,523,381	22,892,134
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A
0.50%	01/25/45	[2]	2,477,523	2,296,186
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A23
0.57%	01/25/45	[2]	8,797,670	8,196,076

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 84

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
0.42%	04/25/45	[2]	$342,700	$326,053
WaMu Mortgage Pass-Through Certificates, Series 2006-AR1, Class 2A1A
1.27%	01/25/46	[2]	64,497,913	61,678,032
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A4
2.40%	09/25/36	[2]	29,317,279	26,279,903
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 3A1
3.83%	12/25/36	[2]	1,458,525	1,333,913
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
1.20%	02/25/46	[2]	1,581,581	1,457,358
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
1.12%	05/25/46	[2]	10,662,760	10,010,146
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
1.18%	07/25/46	[2]	24,260,760	20,019,215
WaMu Mortgage Pass-Through Certificates, Series 2006-AR9, Class 2A
2.16%	08/25/46	[2]	1,573,489	1,413,439
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 1A1
2.19%	02/25/37	[2]	1,910,491	1,609,879
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 4A2
4.47%	07/25/37	[2]	606,353	563,991
WaMu Mortgage Pass-Through Certificates, Series 2007-OA1, Class A1A
0.90%	02/25/47	[2]	26,620,719	21,296,576
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 5A
1.91%	04/25/47	[2]	6,261,375	4,809,706
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		497,838	484,343
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-M, Class A1
2.62%	12/25/33	[2]	1,934,757	1,946,103
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-L, Class A8
2.75%	07/25/34	[2]	480,812	480,733
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1
2.72%	09/25/34	[2]	4,866,609	5,001,337
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
2.68%	06/25/35	[2]	2,078,806	2,085,246

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4
6.00%	08/25/36		$4,759,257	$4,836,265
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 2A3
5.50%	03/25/36		560,675	541,325
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 1A1
5.51%	03/25/36	[2]	7,790,626	7,474,930
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A1
2.74%	07/25/36	[2]	476,070	464,080
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A2
2.74%	07/25/36	[2]	161,455	157,389
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A3
2.74%	07/25/36	[2]	345,297	327,037
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6
2.74%	07/25/36	[2]	2,018,430	1,911,690
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR17, Class A1
2.71%	10/25/36	[2]	5,105,906	4,894,576
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR8, Class 1A3
2.70%	04/25/36	[2]	20,504	20,438
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A3FL
1.16%	03/15/44	[2,3]	94,250,000	94,485,389

				6,495,425,271

U.S. Agency Mortgage-Backed — 27.52%
Fannie Mae Pool (TBA)
2.80%	06/01/25		172,675,000	175,201,011
3.00%	10/25/42		1,911,050,000	1,936,580,443
3.05%	07/01/27		47,705,000	48,666,490
3.50%	10/25/42		670,515,000	699,430,959
3.50%	11/25/42		871,515,000	907,253,887
4.00%	10/25/41		1,478,935,000	1,577,665,920
4.00%	11/25/42		450,815,000	479,660,118
4.50%	10/25/39		495,710,000	537,458,077
Fannie Mae Pool 190375
5.50%	11/01/36		1,982,233	2,222,718
Fannie Mae Pool 254232
6.50%	03/01/22		39,011	44,591
Fannie Mae Pool 313182
7.50%	10/01/26		4,377	4,941
Fannie Mae Pool 394854
6.50%	05/01/27		1,888	2,165

See accompanying notes to Schedule of Portfolio Investments.

85 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 464367
4.54%	01/01/20		$5,071,647	$5,600,825
Fannie Mae Pool 466766
3.88%	12/01/20		18,332,738	19,950,027
Fannie Mae Pool 467243
4.55%	01/01/21		2,591,038	2,898,902
Fannie Mae Pool 468128
4.33%	07/01/21		1,970,000	2,187,609
Fannie Mae Pool 468551
3.98%	07/01/21		10,252,500	11,376,106
Fannie Mae Pool 468587
3.84%	08/01/21		747,669	815,546
Fannie Mae Pool 468764
4.16%	07/01/21		28,200,000	31,044,667
Fannie Mae Pool 545191
7.00%	09/01/31		12,182	14,190
Fannie Mae Pool 545831
6.50%	08/01/17		8,697	8,995
Fannie Mae Pool 555284
7.50%	10/01/17		2,040	2,115
Fannie Mae Pool 606108
7.00%	03/01/31		5,362	5,603
Fannie Mae Pool 613142
7.00%	11/01/31		19,256	22,796
Fannie Mae Pool 625666
7.00%	01/01/32		13,495	15,311
Fannie Mae Pool 633698
7.50%	02/01/31		73,738	91,653
Fannie Mae Pool 646884
1.79%	05/01/32	[2]	5,627	5,786
Fannie Mae Pool 655928
7.00%	08/01/32		235,551	282,052
Fannie Mae Pool 725257
5.50%	02/01/34		2,225,528	2,510,541
Fannie Mae Pool 734922
4.50%	09/01/33		3,708,315	4,084,874
Fannie Mae Pool 735207
7.00%	04/01/34		47,155	57,539
Fannie Mae Pool 735224
5.50%	02/01/35		9,031,923	10,169,608
Fannie Mae Pool 735646
4.50%	07/01/20		2,106,976	2,201,235
Fannie Mae Pool 735651
4.50%	06/01/35		9,651,183	10,497,691
Fannie Mae Pool 735686
6.50%	12/01/22		60,704	69,374
Fannie Mae Pool 740297
5.50%	10/01/33		4,400	4,922

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 745592
5.00%	01/01/21		$10,829	$11,337
Fannie Mae Pool 817611
5.38%	11/01/35	[2]	740,313	791,198
Fannie Mae Pool 839109
5.39%	11/01/35	[2]	15,895	16,835
Fannie Mae Pool 841031
5.34%	11/01/35	[2]	12,416	13,131
Fannie Mae Pool 844773
5.35%	12/01/35	[2]	8,543	9,048
Fannie Mae Pool 888412
7.00%	04/01/37		1,213,146	1,375,098
Fannie Mae Pool 889125
5.00%	12/01/21		6,810,360	7,189,110
Fannie Mae Pool 889184
5.50%	09/01/36		8,163,759	9,195,487
Fannie Mae Pool 918445
5.52%	05/01/37	[2]	41,529	44,447
Fannie Mae Pool 933033
6.50%	10/01/37		1,479,947	1,702,829
Fannie Mae Pool AB1613
4.00%	10/01/40		64,135,561	69,305,061
Fannie Mae Pool AB1803
4.00%	11/01/40		68,243,304	73,957,159
Fannie Mae Pool AB2127
3.50%	01/01/26		43,494,972	46,287,034
Fannie Mae Pool AB3679
3.50%	10/01/41		22,866,369	23,977,347
Fannie Mae Pool AB3864
3.50%	11/01/41		19,049,924	20,031,540
Fannie Mae Pool AB4045
3.50%	12/01/41		20,166,124	21,257,596
Fannie Mae Pool AB4262
3.50%	01/01/32		15,500,785	16,414,484
Fannie Mae Pool AB9703
3.50%	06/01/43		48,831,971	51,084,729
Fannie Mae Pool AD0849
4.25%	02/01/20		27,862,922	30,627,189
Fannie Mae Pool AD0850
4.31%	02/01/20		47,759,338	52,431,144
Fannie Mae Pool AD0895
4.50%	07/01/19		56,062,403	61,739,296
Fannie Mae Pool AE0482
5.50%	01/01/38		19,596,026	22,012,321
Fannie Mae Pool AE0600
3.98%	11/01/20		38,382,872	41,896,887
Fannie Mae Pool AE0605
4.67%	07/01/20		29,820,961	33,108,477

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 86

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AE0918
3.66%	10/01/20		$5,467,178	$5,925,793
Fannie Mae Pool AH3780
4.00%	02/01/41		27,899,603	30,235,573
Fannie Mae Pool AJ0764
4.50%	09/01/41		41,341	44,953
Fannie Mae Pool AJ1404
4.00%	09/01/41		44,622,626	48,065,940
Fannie Mae Pool AL0209
4.50%	05/01/41		42,526,625	47,228,096
Fannie Mae Pool AL0290
4.45%	04/01/21		32,107,967	35,947,507
Fannie Mae Pool AL0600
4.30%	07/01/21		4,608,356	5,080,200
Fannie Mae Pool AL0834
4.05%	10/01/21		37,797,919	41,577,719
Fannie Mae Pool AL0851
6.00%	10/01/40		39,145,756	44,338,799
Fannie Mae Pool AL1410
4.50%	12/01/41		46,560,142	50,671,427
Fannie Mae Pool AL1445
4.34%	11/01/21		79,229,709	87,637,682
Fannie Mae Pool AL2669
4.46%	09/01/21		24,310,265	27,052,861
Fannie Mae Pool AL3306
2.46%	04/01/23		42,855	43,814
Fannie Mae Pool AL4597
4.00%	01/01/44		101,441,932	109,962,739
Fannie Mae Pool AL5866
2.75%	08/01/22		182,118,237	188,906,312
Fannie Mae Pool AL6466
2.90%	11/01/26		101,983,489	104,764,039
Fannie Mae Pool AL7091
3.00%	06/01/45		40,473,666	41,091,908
Fannie Mae Pool AM7028
0.43%	10/01/19	[2]	40,000,000	40,063,627
Fannie Mae Pool AU3739
3.50%	08/01/43		68,060,072	71,869,724
Fannie Mae Pool FN0000
3.58%	09/01/20		10,710,787	11,422,531
Fannie Mae Pool FN0001
3.77%	12/01/20		25,094,691	27,207,790
Fannie Mae Pool FN0002
3.35%	12/01/17		1,054,790	1,098,954
Fannie Mae Pool FN0003
4.30%	01/01/21		8,125,830	8,990,261
Fannie Mae Pool FN0005
3.38%	11/01/20		40,925,822	43,825,814

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool FN0007
3.46%	11/01/20		$80,000	$86,038
Fannie Mae Pool FN0010
3.84%	09/01/20		334,479	362,831
Fannie Mae Pool MA1177
3.50%	09/01/42		119,217,348	124,717,184
Fannie Mae Pool MA1527
3.00%	07/01/33		115,060,929	119,411,676
Fannie Mae Pool MA1561
3.00%	09/01/33		71,292,021	73,943,197
Fannie Mae Pool MA1582
3.50%	09/01/43		32,295,393	33,785,271
Fannie Mae Pool MA1584
3.50%	09/01/33		128,354,410	135,599,419
Fannie Mae Pool MA1608
3.50%	10/01/33		87,424,685	92,359,402
Fannie Mae REMICS, Series 1988-28, Class H
9.05%	12/25/18		638	669
Fannie Mae REMICS, Series 1989-27, Class Y
6.90%	06/25/19		247	261
Fannie Mae REMICS, Series 1991-65, Class Z
6.50%	06/25/21		5,611	6,056
Fannie Mae REMICS, Series 1992-123, Class Z
7.50%	07/25/22		1,378	1,540
Fannie Mae REMICS, Series 1993-132, Class D (PO)
0.00%	10/25/22	[9]	68,315	65,084
Fannie Mae REMICS, Series 1993-199, Class SD (IO)
0.88%	10/25/23	[2]	62,792	345
Fannie Mae REMICS, Series 1993-29, Class PK
7.00%	03/25/23		12,904	14,113
Fannie Mae REMICS, Series 1994-55, Class H
7.00%	03/25/24		28,788	31,915
Fannie Mae REMICS, Series 1998-37, Class VZ
6.00%	06/17/28		19,411	21,996
Fannie Mae REMICS, Series 1999-11, Class Z
5.50%	03/25/29		59,171	65,783
Fannie Mae REMICS, Series 2001-52, Class YZ
6.50%	10/25/31		221,481	253,149
Fannie Mae REMICS, Series 2005-104, Class NI (IO)
6.50%	03/25/35	[2]	32,348,049	3,418,846

See accompanying notes to Schedule of Portfolio Investments.

87 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2005-117, Class LC
5.50%	11/25/35		$17,386,479	$18,907,752
Fannie Mae REMICS, Series 2005-122, Class SG (IO)
6.40%	11/25/35	[2]	193,124	31,757
Fannie Mae REMICS, Series 2006-18, Class PD
5.50%	08/25/34		243,497	249,353
Fannie Mae REMICS, Series 2006-4, Class WE
4.50%	02/25/36		155,131	165,312
Fannie Mae REMICS, Series 2006-49, Class SE
28.20%	04/25/36	[2]	5,518,759	9,438,541
Fannie Mae REMICS, Series 2007-17, Class SI (IO)
6.20%	03/25/37	[2]	6,243,396	794,583
Fannie Mae REMICS, Series 2007-34, Class SB (IO)
5.91%	04/25/37	[2]	9,018,573	1,840,120
Fannie Mae REMICS, Series 2008-24, Class NA
6.75%	06/25/37		2,390,019	2,595,670
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
6.40%	10/25/40	[2]	11,020,168	2,000,538
Fannie Mae REMICS, Series 2010-135, Class EA
3.00%	01/25/40		35,383	36,751
Fannie Mae REMICS, Series 2010-17, Class SB (IO)
6.15%	03/25/40	[2]	17,402,823	3,062,420
Fannie Mae REMICS, Series 2010-43, Class KS (IO)
6.22%	05/25/40	[2]	31,534,415	5,795,471
Fannie Mae REMICS, Series 2011-101, Class HE
4.00%	10/25/41		10,100,000	11,092,847
Fannie Mae REMICS, Series 2011-111, Class DB
4.00%	11/25/41		24,977,334	27,580,492
Fannie Mae REMICS, Series 2011-2, Class PD
4.00%	12/25/39		127,000	140,209
Fannie Mae REMICS, Series 2013-101, Class BO (PO)
0.00%	10/25/43	[9]	33,433,889	26,519,329
Fannie Mae REMICS, Series 2013-101, Class CO (PO)
0.00%	10/25/43	[9]	20,510,562	16,254,024

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series G92-12, Class B
7.70%	02/25/22		$332	$352
Fannie Mae REMICS, Series G92-36, Class Z
7.00%	07/25/22		186	199
Fannie Mae REMICS, Series G93-21, Class Z
7.20%	05/25/23		5,734	6,393
Fannie Mae Whole Loan, Series 2003-W2, Class 2A9
5.90%	07/25/42		45,076	51,059
Fannie Mae, Series 1997-34, Class SA
3.56%	10/25/23	[2]	7,291	8,509
Fannie Mae, Series 2005-92, Class US (IO)
5.90%	10/25/25	[2]	12,797,732	1,638,810
Fannie Mae, Series 2012-M12, Class 1A
2.93%	08/25/22	[2]	141,922,691	149,104,377
Fannie Mae, Series 2012-M15, Class A
2.74%	10/25/22	[2]	112,581,545	116,534,846
Fannie Mae, Series 2014-M12, Class FA
0.50%	10/25/21	[2]	115,009,518	115,629,545
Fannie Mae, Series 2014-M6, Class FA
0.48%	12/25/17	[2]	65,867,464	65,554,923
Fannie Mae, Series 2014-M8, Class A1
2.35%	06/25/24		7,548,040	7,820,411
Fannie Mae, Series 2014-M8, Class FA
0.46%	05/25/18	[2]	123,074,554	123,038,431
Fannie Mae, Series 2015-M10, Class A2
3.09%	04/25/27	[2]	121,305,000	125,169,353
Fannie Mae, Series 2015-M10, Class FA
0.46%	03/25/19	[2]	132,438,870	132,320,669
Fannie Mae, Series 2015-M4, Class FA
0.41%	09/25/18	[2]	122,527,331	122,600,811
Fannie Mae, Series 2015-M8, Class FA
0.37%	11/25/18	[2]	105,871,544	105,889,473
Fannie Mae-Aces, Series 2011-M5, Class X
1.37%	07/25/21	[2]	185,078,501	11,236,671
Fannie Mae-Aces, Series 2015-M12, Class FA
0.54%	04/25/20	[2]	19,355,000	19,366,764
Freddie Mac Gold Pool (TBA)
3.50%	06/01/45		48,346,369	50,344,435
3.50%	07/01/45		453,539,183	472,283,118
3.50%	08/01/45		251,697,584	262,099,780
Freddie Mac Gold Pool A24156
6.50%	10/01/31		509,906	594,474
Freddie Mac Gold Pool A25162
5.50%	05/01/34		4,287,617	4,783,845

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 88

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool A39012
5.50%	06/01/35	$87,324	$98,805
Freddie Mac Gold Pool A54856
5.00%	01/01/34	7,672,714	8,519,807
Freddie Mac Gold Pool A61164
5.00%	04/01/36	25,577	28,223
Freddie Mac Gold Pool A97038
4.00%	02/01/41	23,389,040	25,151,085
Freddie Mac Gold Pool C01492
5.00%	02/01/33	1,533,421	1,687,643
Freddie Mac Gold Pool C04546
3.00%	02/01/43	31,323,626	31,824,612
Freddie Mac Gold Pool C04573
3.00%	03/01/43	38,099,635	38,626,331
Freddie Mac Gold Pool C46104
6.50%	09/01/29	33,940	38,829
Freddie Mac Gold Pool C55789
7.50%	10/01/27	17,846	20,332
Freddie Mac Gold Pool C90573
6.50%	08/01/22	105,450	120,620
Freddie Mac Gold Pool E02402
6.00%	10/01/22	31,830	35,449
Freddie Mac Gold Pool G00992
7.00%	11/01/28	2,086	2,383
Freddie Mac Gold Pool G01515
5.00%	02/01/33	1,586,241	1,745,258
Freddie Mac Gold Pool G02579
5.00%	12/01/34	1,854,632	2,048,059
Freddie Mac Gold Pool G02884
6.00%	04/01/37	6,572,990	7,442,457
Freddie Mac Gold Pool G02955
5.50%	03/01/37	7,147,823	8,080,714
Freddie Mac Gold Pool G03357
5.50%	08/01/37	2,681,569	3,023,259
Freddie Mac Gold Pool G03676
5.50%	12/01/37	5,085,976	5,750,044
Freddie Mac Gold Pool G03783
5.50%	01/01/38	3,623,294	4,085,547
Freddie Mac Gold Pool G03985
6.00%	03/01/38	58,863	67,858
Freddie Mac Gold Pool G04438
5.50%	05/01/38	11,237,008	12,541,608
Freddie Mac Gold Pool G04703
5.50%	08/01/38	11,075,420	12,344,404
Freddie Mac Gold Pool G04706
5.50%	09/01/38	353,029	399,105
Freddie Mac Gold Pool G05866
4.50%	02/01/40	33,705,093	37,284,373

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G06361
4.00%	03/01/41	$42,897	$46,407
Freddie Mac Gold Pool G06498
4.00%	04/01/41	44,520,252	48,024,006
Freddie Mac Gold Pool G06499
4.00%	03/01/41	20,952,643	22,544,552
Freddie Mac Gold Pool G06620
4.50%	07/01/41	50,208,062	54,638,530
Freddie Mac Gold Pool G07786
4.00%	08/01/44	384,825,436	415,237,216
Freddie Mac Gold Pool G07848
3.50%	04/01/44	137,903,679	144,809,640
Freddie Mac Gold Pool G07924
3.50%	01/01/45	39,784,068	41,607,336
Freddie Mac Gold Pool G07925
4.00%	02/01/45	24,694,053	26,645,562
Freddie Mac Gold Pool G08641
3.50%	05/01/45	113,351,516	118,028,434
Freddie Mac Gold Pool G08658
3.00%	08/01/45	364,005,741	368,171,914
Freddie Mac Gold Pool G11707
6.00%	03/01/20	595,377	624,959
Freddie Mac Gold Pool G12393
5.50%	10/01/21	5,900,369	6,344,707
Freddie Mac Gold Pool G12399
6.00%	09/01/21	3,224	3,519
Freddie Mac Gold Pool G12824
6.00%	08/01/22	2,876,692	3,152,807
Freddie Mac Gold Pool G12909
6.00%	11/01/22	7,855,829	8,622,591
Freddie Mac Gold Pool G13032
6.00%	09/01/22	1,475,515	1,607,478
Freddie Mac Gold Pool G13058
4.50%	10/01/20	3,678,930	3,819,399
Freddie Mac Gold Pool G18565
3.00%	08/01/30	138,859,142	144,679,291
Freddie Mac Gold Pool G18568
2.50%	09/01/30	205,615,000	209,936,133
Freddie Mac Gold Pool G60023
3.50%	04/01/45	32,777,497	34,436,001
Freddie Mac Gold Pool G60080
3.50%	06/01/45	496,043,670	518,869,442
Freddie Mac Gold Pool H00790
5.50%	05/01/37	72,832	80,016
Freddie Mac Gold Pool H03161
6.50%	08/01/37	2,508	2,617
Freddie Mac Gold Pool H05069
5.50%	05/01/37	3,440,840	3,797,558

See accompanying notes to Schedule of Portfolio Investments.

89 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool H09082
6.50%	09/01/37		$7,374	$8,490
Freddie Mac Gold Pool Q05804
4.00%	01/01/42		70,249,260	75,997,423
Freddie Mac Gold Pool U95034
4.00%	09/01/42		52,089,509	56,112,202
Freddie Mac Gold Pool U99054
4.00%	06/01/43		58,879,777	63,426,859
Freddie Mac Gold Pool U99114
3.50%	02/01/44		206,222,525	216,094,808
Freddie Mac Gold Pool V80356
3.50%	08/01/43		70,847,931	74,395,864
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, Class A2
3.97%	01/25/21	[2]	22,640,000	24,958,981
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K040, Class A2
3.24%	09/25/24		2,840,000	3,012,402
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K041, Class A2
3.17%	10/25/24		7,085,000	7,385,702
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF03, Class A
0.54%	01/25/21	[2]	35,843,930	35,860,598
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		63,206,375	66,077,161
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A2
4.28%	01/25/20		70,890,000	78,852,719
Freddie Mac Pool G07408
3.50%	06/01/43		38,221,188	40,183,011
Freddie Mac Pool U99097
3.50%	07/01/43		113,046,217	118,450,000
Freddie Mac REMICS, Series 1004, Class H
7.95%	10/15/20		243	262
Freddie Mac REMICS, Series 1073, Class G
7.00%	05/15/21		1,059	1,152
Freddie Mac REMICS, Series 1107, Class ZC
6.50%	07/15/21		4,853	5,242
Freddie Mac REMICS, Series 165, Class K
6.50%	09/15/21		99	105

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 1980, Class Z
7.00%	07/15/27		$156,465	$178,474
Freddie Mac REMICS, Series 1983, Class Z
6.50%	12/15/23		82,017	90,353
Freddie Mac REMICS, Series 2098, Class TZ
6.00%	01/15/28		699,185	775,580
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		38,646	43,825
Freddie Mac REMICS, Series 2313, Class LA
6.50%	05/15/31		24,821	28,575
Freddie Mac REMICS, Series 2433, Class SA
20.42%	02/15/32	[2]	21,344	31,789
Freddie Mac REMICS, Series 2481, Class AW
6.50%	08/15/32		87,035	97,978
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		37,389	2,764
Freddie Mac REMICS, Series 2649, Class PC
5.50%	07/15/33		32,617	34,282
Freddie Mac REMICS, Series 2971, Class AB
5.00%	05/15/20		9,109	9,127
Freddie Mac REMICS, Series 3019, Class SW (IO)
6.99%	08/15/35	[2]	3,743,552	918,658
Freddie Mac REMICS, Series 3063, Class YG
5.50%	11/15/35		8,794,000	9,821,529
Freddie Mac REMICS, Series 3300, Class SA (IO)
6.99%	08/15/35	[2]	1,655,108	292,113
Freddie Mac REMICS, Series 3345, Class FP
0.41%	11/15/36	[2]	1,309,888	1,310,557
Freddie Mac REMICS, Series 3345, Class PF
0.39%	05/15/36	[2]	1,333,821	1,334,023
Freddie Mac REMICS, Series 3707, Class EI (IO)
5.00%	12/15/38		38,945,287	4,584,223
Freddie Mac REMICS, Series 3730, Class JG
3.00%	09/15/39		43,882	45,614

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 90

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3752, Class XL
4.50%	11/15/40		$66,277,000	$73,884,075
Freddie Mac REMICS, Series 3891, Class HS (IO)
5.74%	07/15/41	[2]	16,362,313	2,120,999
Freddie Mac REMICS, Series 3904, Class JB
4.50%	08/15/41		18,155,000	20,259,745
Freddie Mac REMICS, Series 3925, Class LB
4.50%	09/15/41		9,215,000	10,882,067
Freddie Mac REMICS, Series 3928, Class JD
4.00%	09/15/41		32,095,702	35,247,115
Freddie Mac REMICS, Series 4102, Class TC
2.50%	09/15/41		33,096,213	33,839,121
Freddie Mac REMICS, Series 4161, Class BA
2.50%	12/15/41		48,688,488	49,900,064
Freddie Mac Strips, Series 309, Class PO (PO)
0.00%	08/15/43	[9]	53,251,069	43,487,214
Freddie Mac Strips, Series 319, Class F2
0.71%	11/15/43	[2]	10,617,655	10,691,950
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		110,155,000	111,019,607
Freddie Mac, Series KF02, Class A1
0.58%	07/25/20	[2]	147,013,627	147,475,956
Freddie Mac, Series KF05, Class A
0.55%	09/25/21	[2]	247,640,562	248,412,061
Freddie Mac, Series KX01, Class A
2.36%	02/25/23		80,715,943	83,173,017
Ginnie Mae I Pool 782817
4.50%	11/15/39		38,156,940	41,487,602
Ginnie Mae II Pool (TBA)
3.00%	07/20/45		256,410,123	261,916,679
3.00%	08/20/45		476,965,515	487,208,626
3.00%	09/20/45		152,325,000	155,692,814
3.50%	10/20/42		1,341,560,000	1,405,493,719
3.50%	06/20/45		230,030,345	241,360,564
3.50%	07/20/45		279,299,133	293,056,101
3.50%	08/20/45		149,693,174	157,066,359
4.00%	10/20/44		288,775,000	307,686,450
4.50%	10/21/44		99,455,000	106,851,990
Ginnie Mae II Pool 2631
7.00%	08/20/28		3,797	4,461
Ginnie Mae II Pool 80968
1.63%	07/20/34	[2]	28,808	29,926

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 81267
1.75%	03/20/35	[2]	$57,241	$59,391
Ginnie Mae II Pool 8631
2.00%	05/20/25	[2]	8,875	9,174
Ginnie Mae II Pool 8644
2.50%	06/20/25	[2]	15,148	15,581
Ginnie Mae II Pool G281432
1.63%	08/20/35	[2]	50,622	52,761
Ginnie Mae II Pool G281497
1.63%	10/20/35	[2]	48,050	49,976
Ginnie Mae II Pool MA2826
3.50%	05/20/45		80,050,152	83,993,047
Ginnie Mae, Series 2000-22, Class SG (IO)
10.60%	05/16/30	[2]	166,892	24,086
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33		17,148,196	18,624,922
Ginnie Mae, Series 2004-93, Class PC
5.00%	04/16/34		138,048	144,317
Ginnie Mae, Series 2005-78, Class ZA
5.00%	10/16/35		25,586,737	29,389,732
Ginnie Mae, Series 2007-35, Class PY (IO)
6.55%	06/16/37	[2]	29,652,530	5,489,742
Ginnie Mae, Series 2009-106, Class SD (IO)
6.05%	03/20/36	[2]	25,601,492	4,329,194
Ginnie Mae, Series 2009-106, Class XI (IO)
6.60%	05/20/37	[2]	65,914,881	10,950,973
Ginnie Mae, Series 2009-124, Class SC (IO)
6.28%	12/20/39	[2]	11,703,257	1,953,000
Ginnie Mae, Series 2009-17, Class P
4.00%	08/16/38		34,858	36,665
Ginnie Mae, Series 2010-4, Class SL (IO)
6.20%	01/16/40	[2]	137,098	26,986
Ginnie Mae, Series 2010-4, Class SM (IO)
5.60%	01/16/40	[2]	24,926,930	4,699,492
Ginnie Mae, Series 2010-6, Class BS (IO)
6.30%	09/16/39	[2]	10,134,950	1,144,380
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		127,242	29,332
Ginnie Mae, Series 2013-113, Class LY
3.00%	05/20/43		51,184,000	51,671,446
NCUA Guaranteed Notes, Series 2010-R1, Class A1
0.64%	10/07/20	[2]	25,872,624	26,006,030
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.76%	12/08/20	[2]	37,962,320	38,235,174
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
0.76%	12/08/20	[2]	32,754,180	32,984,482

See accompanying notes to Schedule of Portfolio Investments.

91 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.72%	03/09/21	[2]	$3,333,993	$3,340,186
NCUA Guaranteed Notes, Series 2011-R6, Class 1A
0.57%	05/07/20	[2]	2,244	2,244

				18,620,999,286

Total Mortgage-Backed (Cost $27,017,847,142)				27,581,970,400

MUNICIPAL BONDS — 0.97%*
California — 0.20%
Bay Area Toll Authority, Build America Bonds
6.26%	04/01/49		2,275,000	3,032,552
Los Angeles Department of Water & Power, Build America Bonds, Series SY
6.01%	07/01/39		350,000	434,434
State of California, Build America Bonds
6.65%	03/01/22		4,245,000	5,194,267
7.30%	10/01/39		5,540,000	7,681,265
7.95%	03/01/36		7,350,000	8,817,501
State of California, Build America Bonds, Various Purpose
7.50%	04/01/34		3,885,000	5,447,120
State of California, Taxable, Various Purpose
5.50%	03/01/16		8,450,000	8,626,014
6.20%	03/01/19		10,675,000	12,298,774
University of California, Floating Rate Notes, Series Y, Class 1
0.69%	07/01/41	[2]	12,485,000	12,485,000
University of California, Floating Rate Notes, Series Y, Class 2
0.69%	07/01/41	[2]	15,000,000	15,000,000
University of California, Revenue Bonds
3.93%	05/15/45		57,230,000	55,037,519

				134,054,446

Illinois — 0.01%
State of Illinois, Build America Bonds
6.63%	02/01/35		4,120,000	4,264,241
State of Illinois, Taxable Pension Bonds
5.10%	06/01/33		591,000	554,240

				4,818,481

New York — 0.59%
City of New York, Build America Bonds
4.77%	10/01/23		4,420,000	5,005,606
5.05%	10/01/24		13,820,000	16,058,840
5.21%	10/01/31		6,420,000	7,192,711
5.52%	10/01/37		6,075,000	7,199,604

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
5.82%	10/01/31		$220,000	$244,957
5.99%	12/01/36		14,055,000	16,912,944
City of New York, Build America Bonds, Series F1
6.65%	12/01/31		46,470,000	54,080,857
Fiscal Year 2005 Securitization Corp., Special Obligation, Series B
4.93%	04/01/20		55,000	60,178
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42		3,405,000	3,888,476
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Build America Bonds
5.27%	05/01/27		8,050,000	9,333,009
5.51%	08/01/37		25,000,000	30,118,750
5.57%	11/01/38		41,825,000	50,574,372
New York City Water & Sewer System, Taxable Bonds
5.88%	06/15/44		29,220,000	37,372,380
New York City Water and Sewer Authority, Build America Bonds
5.44%	06/15/43		49,625,000	60,101,830
New York State Dormitory Authority, Taxable, Build American Bonds
5.43%	03/15/39		28,100,000	33,220,944
New York State Dormitory Authority, Build American Bonds
5.29%	03/15/33		44,990,000	52,340,016
New York State Urban Development Corp., Series F
3.20%	03/15/22		15,870,000	16,632,395

				400,337,869

Texas — 0.17%
City of Houston Texas, Taxable Pension Obligation, Series A
6.29%	03/01/32		65,995,000	80,855,094
State of Texas, Build America Bonds
5.52%	04/01/39		27,345,000	34,616,856

				115,471,950

Total Municipal Bonds (Cost $656,275,555)				654,682,746

U.S. AGENCY SECURITIES — 1.60%
U.S. Agency Securities — 1.60%
Federal Farm Credit Bank
0.22%	04/26/17	[2]	152,825,000	152,873,751
0.23%	05/08/17	[2]	290,370,000	290,557,289
0.24%	05/24/17	[2]	70,685,000	70,746,425
0.25%	02/27/17	[2]	133,065,000	133,198,065

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 92

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES (continued)
U.S. Agency Securities (continued)
0.26%	04/17/17	[2]	$27,465,000	$27,491,147
Federal Home Loan Bank
0.22%	10/07/15	[2]	61,965,000	61,965,310
1.25%	06/28/30		344,995,000	344,785,933

Total U.S. Agency Securities (Cost $1,080,742,047)				1,081,617,920

U.S. TREASURY SECURITIES — 29.04%
U.S. Treasury Bonds — 6.82%
U.S. Treasury Bonds
0.00%	11/15/27	[9]	44,680,000	33,965,021
2.75%	08/15/42		59,290,000	57,830,517
2.75%	11/15/42		174,600,000	170,048,527
2.88%	08/15/45		1,265,650,000	1,265,288,024
3.00%	11/15/44		150,325,000	153,580,240
3.13%	02/15/42		155,870,000	164,094,792
3.75%	11/15/43		101,380,000	119,392,083
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.25%	01/15/25	[10]	909,847,686	872,932,436
0.38%	07/15/25	[10]	117,544,016	114,559,405
0.63%	02/15/43	[10]	202,415,850	170,714,759
0.75%	02/15/45	[10]	966,546,339	838,902,296
1.38%	02/15/44	[10]	559,012,179	568,252,147
U.S. Treasury Bonds (Strip Principal)
0.00%	11/15/27	[9]	114,760,000	85,751,541

				4,615,311,788

U.S. Treasury Notes — 22.22%
U.S. Treasury Notes
0.08%	07/31/17	[2]	500,000,000	499,531,500
0.38%	01/15/16		100,000,000	100,096,400
0.63%	08/31/17		3,574,805,000	3,575,223,967
0.63%	09/30/17		560,940,000	560,735,257
1.38%	08/31/20		1,660,860,000	1,663,133,070
1.38%	09/30/20		2,148,925,000	2,149,008,916
1.63%	07/31/20		3,138,285,000	3,177,145,755
2.00%	08/15/25		1,593,440,000	1,585,328,132
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.13%	04/15/16	[10]	646,979,268	640,842,023
0.13%	04/15/17	[10]	141,753,984	141,287,047
0.13%	07/15/24	[10]	464,547,573	443,594,387
2.50%	07/15/16	[10]	492,330,610	500,273,675

				15,036,200,129

Total U.S. Treasury Securities (Cost $19,779,593,288)				19,651,511,917

Value
Total Bonds – 99.42% (Cost $67,031,233,874)	$67,267,494,497

Issues	Contracts	Value
PUT OPTIONS PURCHASED — 0.01%
Put Options Purchased — 0.01%
IMM Eurodollar Future Options, Put, Strike $99.625, Expires 12/14/15	10,000	1,625,000
U.S. Treasury Long Bond Future Options, Put, Strike $156.000, Expires 11/20/15	1,300	2,864,062

Total Put Options Purchased (Cost $6,856,904)		4,489,062

Issues	Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.00%
Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Barclays, Inc.	$57,150	591,908
Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Morgan Stanley	90,000	932,139

Total Purchased Swaptions (Cost $9,841,750)		1,524,047

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 12.57%
Commercial Paper — 0.56%
Macquarie Bank Ltd. (Australia)
0.27%[11]	11/24/15	[3,4]	175,800,000	175,744,134
0.34%[11]	01/04/16	[3,4]	200,000,000	199,857,600

				375,601,734

Foreign Government Obligations — 0.51%
Japan Treasury Discount Bill, Series 537 (Japan)
0.01%[11]	12/10/15	[4]	41,550,000,000	346,943,974

Money Market Funds — 3.74%
Dreyfus Cash Advantage Fund
0.00%[12,13]			33,899,064	33,899,064
Morgan Stanley Institutional Fund
0.00%[12]			2,495,362,000	2,495,362,000

				2,529,261,064

See accompanying notes to Schedule of Portfolio Investments.

93 / Semi-Annual Report September 2015

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase Agreements — 0.74%

RBS (Dated 09/30/15, total to be received $500,000,389, (collateralized by U.S. treasury obligations, 1.50% to 2.13%, due from 08/31/19 to 06/30/22, par and fair value of $500,090,000 and $510,004,384, respectively))

	10/01/15		$500,000,000	$500,000,000

U.S. Agency Discount Notes — 6.96%
Federal Home Loan Bank
0.04%[11]	10/02/15		352,000,000	351,999,648
0.06%[11]	10/05/15		158,800,000	158,799,682
0.08%[11]	10/07/15		400,000,000	399,992,800
0.08%[11]	10/09/15		225,000,000	224,994,600
0.08%[11]	10/16/15		200,000,000	199,998,400
0.09%[11]	10/21/15		346,985,000	346,981,183
0.11%[11]	10/28/15		875,945,000	875,931,861
0.15%[11]	11/02/15		200,000,000	199,990,200
0.15%[11]	10/26/15		160,200,000	160,197,757
0.16%[11]	11/04/15		133,000,000	132,993,084
0.16%[11]	11/10/15		23,300,000	23,298,579
0.16%[11]	10/26/15		100,000,000	99,998,600
0.16%[11]	11/03/15		300,000,000	299,985,000
0.16%[11]	11/06/15		246,950,000	246,936,418
0.17%[11]	11/09/15		250,000,000	249,985,000
0.17%[11]	11/20/15		100,000,000	99,992,400
0.17%[11]	11/23/15		100,000,000	99,991,900
Freddie Mac
0.17%[11]	01/28/16		200,000,000	199,920,600
0.23%[11]	01/08/16		200,000,000	199,934,000
0.24%[11]	01/14/16		40,000,000	39,986,000
0.25%[11]	01/26/16		100,000,000	99,961,000

				4,711,868,712

U.S. Treasury Bills — 0.06%
U.S. Treasury Bills
0.02%[11]	01/28/16	[14]	300,000	299,985
0.02%[11]	10/15/15	[14]	21,850,000	21,850,481
0.03%[11]	10/22/15		4,300,000	4,300,050
0.15%[11]	01/07/16	[14]	11,300,000	11,299,966

				37,750,482

Total Short-Term Investments (Cost $8,485,520,319)				8,501,425,966

Value
Total Investments – 112.00% (Cost $75,533,452,847)[1]	$75,774,933,572

Liabilities in Excess of Other Assets – (12.00)%	(8,117,168,627)

Net Assets – 100.00%	$67,657,764,945

Currency Purchased	Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 12/10/15 at 119.77 Counterparty: Citigroup, Inc.
USD $333,125,948	JPY 41,550,000,000	$(14,197,782)

Net unrealized (depreciation)		$(14,197,782)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
5,000	Euro Dollar Ninety Day, Expiration December 2015	$261,950
6,144	U.S. Treasury Five Year Note, Expiration December 2015	3,139,854
16,148	U.S. Treasury Ten Year Note, Expiration December 2015	12,271,795

	Net unrealized appreciation	$15,673,599

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
5,000	Euro Dollar Ninety Day, Expiration June 2016	$(688,050)

	Net unrealized (depreciation)	$(688,050)

Issues	Contracts	Premiums (Received)	Value
PUT OPTIONS WRITTEN
IMM Eurodollar Future Options, Put, Strike $99.500, Expires 12/14/15	(10,000)	$(1,523,000)	$(375,000)
U.S. Treasury Long Bond Future Options, Put, Strike $152.000, Expires 11/20/15	(1,950)	(2,480,926)	(1,767,188)

Total Put Options Written		$(4,003,926)	$(2,142,188)

Issues	Notional Amount (000’s)	Premiums (Received)	Value
WRITTEN SWAPTIONS

Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Barclays, Inc. Interest contract
	$(216,060)	$(5,592,141)	$(646,279)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 94

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Notional Amount (000’s)	Premiums (Received)	Value
WRITTEN SWAPTIONS (continued)
Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Morgan Stanley Interest contract
	$(340,000)	$(8,730,000)	$(1,017,008)

Total Written Swaptions		$(14,322,141)	$(1,663,287)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Appreciation/ (Depreciation)	Value

SWAPS: INTEREST RATE
The Fund pays a fixed rate equal to 2.48% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc. Interest contract
11/15/27	$–	$ 50,120	$ (5,219,522)	$ (5,219,522)
The Fund pays a fixed rate equal to 2.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc. Interest contract
11/15/27	–	49,760	(4,643,473)	(4,643,473)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.75% quarterly. Counterparty: Barclays, Inc. Interest contract
02/17/42	–	54,815	(2,815,964)	(2,815,964)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Barclays, Inc. Interest contract
02/17/42	–	45,000	(2,080,509)	(2,080,509)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Morgan Stanley Interest contract
02/17/42	–	45,000	(2,080,509)	(2,080,509)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Citigroup, Inc. Interest contract
08/15/42	–	53,985	(2,375,167)	(2,375,167)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.68% quarterly. Clearinghouse: Chicago Mercantile Exchange Interest contract[15]
11/15/43	–	50,000	(11,913,245)	(11,913,245)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.68% quarterly. Clearinghouse: Chicago Mercantile Exchange Interest contract[15]
11/15/43	–	43,685	(10,005,531)	(10,005,531)

	$–	$392,365	$(41,133,920)	$(41,133,920)

Notes:

[1]	Cost for federal income tax purposes is $75,541,810,456 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,002,644,026
Gross unrealized (depreciation)	(769,520,910)

Net unrealized appreciation	$233,123,116

[1]	Non-income producing security.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2015.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $101,466,852, which is 0.15% of total net assets.

[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.

[7]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.

[8]	Security is currently in default with regard to scheduled interest or principal payments.

[9]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2015.

[10]	Inflation protected security. Principal amount reflects original security face amount.

[11]	Represents annualized yield at date of purchase.

[12]	Represents the current yield as of September 30, 2015.

[13]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $42,165,315.

[14]	Securities, or a portion thereof, pledged as collateral for futures and put options written. The total market value of collateral pledged is $29,000,246.

[15]	Centrally cleared.

†	Fair valued security. The aggregate value of fair valued securities is $51,925,151, which is 0.08% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

95 / Semi-Annual Report September 2015

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 88.53%
BANK LOANS — 7.13%*
Commercial Services — 0.04%
CHI Overhead Doors, Term Loan, 2nd Lien
8.75%	07/28/23	[2]	$500,000	$497,500

Communications — 0.58%
Level 3 Financing, Inc., Term Loan B, 1st Lien
4.00%	01/15/20	[2]	2,000,000	1,996,750
Level 3 Financing, Inc., Term Loan B-III, 1st lien
4.00%	08/01/19	[2]	2,250,000	2,252,812
NEP/NCP Holdco, Term Loan B, 1st Lien
9.75%	07/22/20	[2]	1,451,250	1,451,250
Numericable U.S. LLC, Term Loan B1, 1st Lien
4.50%	04/23/20	[2]	532,133	530,249
Numericable U.S. LLC, Term Loan B2, 1st Lien
4.50%	04/23/20	[2]	460,367	458,738

				6,689,799

Consumer Discretionary — 0.32%
Hilton Worldwide Finance LLC, Term Loan B2
4.00%	09/23/20	[2]	3,699,013	3,695,536

Electric — 1.57%
Boston Generating LLC, Term Loan, 1st Lien[1]
0.00%	12/30/15	2,3,4,5,†	254,344	–
Moxie Liberty LLC (Panda), Term Loan, 1st Lien
7.50%	08/21/20	[2]	5,400,000	5,184,000
Panda Temple Power II LLC, Term Loan
7.25%	04/03/19	[2]	925,000	832,500
Utility Services Associates, Inc., Term Loan B, 1st Lien
6.75%	10/18/19	[2]	6,539,931	6,548,106
Viva Alamo LLC, Term Loan B, 1st Lien
5.25%	02/20/21	[2,3]	6,581,626	5,528,566

				18,093,172

Energy — 1.70%
Drillships Financing Holding, Term Loan B1, 1st Lien
6.00%	03/31/21	[2]	1,838,060	1,097,469
Entegra TC LLC, Senior Secured Term Loan, 3rd Lien
9.25%	10/02/20	[2]	9,535,905	9,416,706
Harvey Gulf International Marine, Term Loan B, 1st Lien
5.50%	06/18/20	[2]	4,504,135	2,945,704

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Energy (continued)
Pacific Drilling SA, Term Loan B, 1st Lien
4.50%	06/03/18	[2]	$979,950	$587,970
Power Buyer LLC, Term Loan, 1st Lien
4.25%	05/06/20	[2]	457,820	453,814
Power Buyer LLC, Term Loan, 2nd Lien
8.25%	11/06/20	[2]	4,150,000	3,984,000
Sabine Oil & Gas/NFR Energy, Term Loan, 2nd Lien[1]
8.50%	12/31/18	[2,3,5]	6,350,000	1,127,125

				19,612,788

Finance — 0.24%
ILFC AIG, Term Loan B, 1st Lien
3.50%	02/27/21	[2]	2,750,000	2,747,305

Gaming — 0.13%
CityCenter Holdings LLC, Term Loan B, 1st Lien
4.25%	10/16/20	[2]	1,465,000	1,463,161

Health Care — 0.55%
CHS/Community Health Systems, Inc., Term Loan G, 1st Lien
3.75%	12/31/19	[2]	1,213,958	1,213,515
CHS/Community Health Systems, Inc., Term Loan H, 1st Lien
4.00%	01/27/21	[2]	2,233,651	2,236,588
RegionalCare Hospital Partners, Inc., Term Loan B, 1st Lien
5.25%	04/23/19	[2]	2,962,500	2,939,052

				6,389,155

Industrials — 1.32%
BWAY Holding Co., Term Loan B, 1st Lien
5.50%	08/14/20	[2]	3,964,924	3,957,490
Jazz Acquisition, Inc., Term Loan, 2nd Lien
7.75%	06/19/22	[2]	1,500,000	1,453,125
OSG International, Inc., Term Loan B-Exit, 1st Lien
5.75%	08/05/19	[2]	1,975,000	1,973,775
Peacock Engineering Co. LLC, Term Loan, 1st Lien
5.25%	07/29/22	[2]	3,475,000	3,480,421
Synagro Infrastructure, Term Loan, 1st Lien
6.25%	08/22/20	[2]	4,713,605	4,336,516

				15,201,327

Information Technology — 0.25%
Linxens France SA, Term Loan, 1st Lien (France)
5.00%	07/31/22	[2,6]	2,930,000	2,916,566

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 96

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Retail — 0.43%
Dollar Tree, Inc., Term Loan B2, 1st Lien
4.25%	07/06/22	[2]	$4,900,000	$4,910,657

Total Bank Loans (Cost $94,719,339)				82,216,966

CORPORATES — 80.81%*
Automotive — 1.61%
Fiat Chrysler Automobiles NV (Netherlands)
4.50%	04/15/20	[6]	2,250,000	2,148,750
Lear Corp.
5.25%	01/15/25		4,205,000	4,141,925
Tenneco, Inc.
5.38%	12/15/24		5,750,000	5,929,687
ZF North America Capital, Inc.
4.50%	04/29/22	[7]	6,650,000	6,334,125

				18,554,487

Banking — 0.82%
Ally Financial, Inc.
4.75%	09/10/18		4,530,000	4,626,263
Ally Financial, Inc. (WI)
7.50%	09/15/20		4,270,000	4,857,125

				9,483,388

Beverages — 0.81%
Constellation Brands, Inc.
6.00%	05/01/22		1,150,000	1,259,250
Cott Beverages, Inc.
6.75%	01/01/20		7,890,000	8,136,563

				9,395,813

Communications — 21.80%
Altice Financing SA (Luxembourg)
6.63%	02/15/23	[6,7]	2,300,000	2,225,250
Altice SA (Luxembourg)
7.63%	02/15/25	[6,7]	2,530,000	2,245,375
Altice U.S. Finance I Corp.
5.38%	07/15/23	[7]	3,475,000	3,344,688
Altice U.S. Finance II Corp.
7.75%	07/15/25	[7]	2,630,000	2,340,700
Altice U.S. Finance SA (Luxembourg)
7.75%	07/15/25	[6,7]	3,150,000	2,787,750
Cable One, Inc.
5.75%	06/15/22	[7]	3,420,000	3,378,960
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%	05/01/23	[7]	7,025,000	6,480,563
5.75%	01/15/24		1,015,000	971,863
5.88%	05/01/27	[7]	4,100,000	3,813,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
6.50%	04/30/21		$4,915,000	$4,948,790
6.63%	01/31/22		800,000	806,000
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp.
6.38%	09/15/20	[7]	2,335,000	2,206,575
Clear Channel Worldwide Holdings, Inc., Series B
6.50%	11/15/22		11,703,000	11,820,030
CommScope, Inc.
4.38%	06/15/20	[7]	1,525,000	1,515,469
CSC Holdings LLC
5.25%	06/01/24		6,675,000	5,273,250
6.75%	11/15/21		10,555,000	9,473,113
DISH DBS Corp.
5.88%	11/15/24		7,715,000	6,572,216
DISH DBS Corp. (WI)
6.75%	06/01/21		9,665,000	9,332,717
Frontier Communications Corp.
8.88%	09/15/20	[7]	6,129,000	6,021,743
10.50%	09/15/22	[7]	5,940,000	5,806,350
11.00%	09/15/25	[7]	3,770,000	3,645,213
Inmarsat Finance PLC (United Kingdom)
4.88%	05/15/22	[6,7]	4,120,000	4,001,550
Intelsat Jackson Holdings SA (WI) (Luxembourg)
7.25%	04/01/19	[6]	12,910,000	12,151,538
Level 3 Financing, Inc.
5.13%	05/01/23	[7]	4,500,000	4,241,250
5.38%	08/15/22		385,000	375,856
LIN Television Corp.
5.88%	11/15/22	[7]	4,844,000	4,819,780
Midcontinent Communications & Midcontinent Finance Corp.
6.88%	08/15/23	[7]	1,880,000	1,865,900
Neptune Finco Corp.
10.13%	01/15/23	[7]	2,800,000	2,842,000
10.88%	10/15/25	[7]	16,650,000	16,899,750
Nexstar Broadcasting, Inc.
6.13%	02/15/22	[7]	650,000	643,500
Nielsen Finance LLC/Nielsen Finance Co.
5.00%	04/15/22	[7]	1,100,000	1,075,250
Numericable Group SFR SAS (France)
4.88%	05/15/19	[6,7]	8,275,000	7,985,375
Outfront Media Capital LLC/Outfront Media Capital Corp. (WI)
5.25%	02/15/22		2,035,000	2,040,088
5.88%	03/15/25		3,535,000	3,605,700
Qwest Corp.
6.75%	12/01/21		5,155,000	5,541,785

See accompanying notes to Schedule of Portfolio Investments.

97 / Semi-Annual Report September 2015

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
7.25%	09/15/25		$4,580,000	$5,118,805
Sinclair Television Group, Inc.
5.38%	04/01/21		7,375,000	7,190,625
6.13%	10/01/22		2,865,000	2,861,419
Sirius XM Radio, Inc.
4.25%	05/15/20	[7]	100,000	98,000
Softbank Corp. (Japan)
4.50%	04/15/20	[6,7]	4,705,000	4,610,900
Sprint Communications, Inc.
6.00%	11/15/22		2,700,000	2,045,250
9.00%	11/15/18	[7]	11,174,000	11,676,830
9.25%	04/15/22		7,315,000	7,205,275
Sprint Corp.
7.88%	09/15/23		6,735,000	5,455,350
T-Mobile USA, Inc.
6.25%	04/01/21		350,000	348,250
6.63%	11/15/20		9,278,000	9,452,426
6.63%	04/28/21		3,225,000	3,241,125
6.84%	04/28/23		2,375,000	2,357,187
T-Mobile USA, Inc. (WI)
6.63%	04/01/23		500,000	496,250
Univision Communications, Inc.
5.13%	05/15/23	[7]	5,175,000	4,942,125
5.13%	02/15/25	[7]	5,000,000	4,693,750
Virgin Media Secured Finance PLC (United Kingdom)
5.25%	01/15/21	[6]	1,105,000	1,156,106
5.25%	01/15/26	[6,7]	7,275,000	6,711,187
5.38%	04/15/21	[6,7]	2,781,900	2,809,719
5.50%	01/15/25	[6,7]	2,845,000	2,766,762
6.38%	04/15/23	[6,7]	1,455,000	1,453,181
Windstream Services LLC
6.38%	08/01/23		2,375,000	1,720,331

				251,509,790

Consumer Discretionary — 3.78%
DS Services of America, Inc.
10.00%	09/01/21	[7]	3,845,000	4,436,169
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. (WI)
5.63%	10/15/21		5,700,000	5,913,750
NCL Corp. Ltd. (Bermuda)
5.25%	11/15/19	[6,7]	2,505,000	2,566,072
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (WI)
5.75%	10/15/20		16,650,000	16,878,938
RSI Home Products, Inc.
6.50%	03/15/23	[7]	5,270,000	5,296,350
Spectrum Brands, Inc.
5.75%	07/15/25	[7]	2,990,000	3,057,275

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
6.63%	11/15/22		$2,500,000	$2,656,250
Tempur Sealy International, Inc.
5.63%	10/15/23	[7]	2,760,000	2,780,700

				43,585,504

Electric — 4.77%
Calpine Corp.
6.00%	01/15/22	[7]	3,525,000	3,696,844
DPL, Inc.
6.50%	10/15/16		90,000	91,800
Dynegy, Inc.
6.75%	11/01/19		4,680,000	4,726,800
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[7]	271,954	273,313
GenOn Americas Generation LLC
8.50%	10/01/21	[3]	5,709,000	4,909,740
Homer City Generation LP (PIK)
8.14%	10/01/19	[8]	7,366,213	7,403,044
8.73%	10/01/26	[9]	20,070,935	20,171,289
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20		630,495	715,612
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		2,844,940	2,980,074
Red Oak LLC, Series A
8.54%	11/30/19		1,824,856	1,943,471
RJS Power Holdings LLC
4.63%	07/15/19	[7]	6,040,000	5,571,900
Talen Energy Supply LLC
6.50%	06/01/25	[7]	2,915,000	2,550,625

				55,034,512

Energy — 13.09%
American Energy-Permian Basin LLC/AEPB Finance Corp.
8.00%	06/15/20	[7]	1,470,000	1,330,350
Approach Resources, Inc.
7.00%	06/15/21		1,725,000	1,043,625
Arch Coal, Inc.
7.00%	06/15/19	[3]	8,415,000	673,200
8.00%	01/15/19	[7]	5,990,000	688,850
Boardwalk Pipelines LP
4.95%	12/15/24		4,500,000	4,174,020
Chaparral Energy, Inc.
9.88%	10/01/20		5,660,000	1,867,800
Chesapeake Energy Corp.
5.75%	03/15/23		4,270,000	2,806,188
6.63%	08/15/20		2,880,000	2,154,586
Concho Resources, Inc.
5.50%	04/01/23		7,926,000	7,589,145

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 98

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.13%	03/01/22		$1,490,000	$1,300,025
El Paso LLC, Series G (MTN)
7.80%	08/01/31		4,681,000	4,797,501
Energy Transfer Partners LP
3.32%	11/01/66	[2]	21,987,000	16,270,380
5.50%	06/01/27		8,540,000	7,130,900
EP Energy LLC/EP Energy Finance, Inc.
9.38%	05/01/20		2,120,000	1,817,900
Gulfport Energy Corp.
6.63%	05/01/23	[7]	1,100,000	1,017,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
4.88%	12/01/24		7,202,000	6,625,840
MEG Energy Corp. (Canada)
6.50%	03/15/21	[6,7]	430,000	359,050
7.00%	03/31/24	[6,7]	7,515,000	6,012,000
Newfield Exploration Co.
5.38%	01/01/26		2,540,000	2,346,325
5.63%	07/01/24		1,445,000	1,377,266
NGPL Pipe Co. LLC
7.12%	12/15/17	[7]	8,810,000	8,413,550
Peabody Energy Corp.
4.75%	12/15/41		26,870,000	2,955,700
6.00%	11/15/18		1,270,000	336,550
QEP Resources, Inc.
5.25%	05/01/23		7,538,000	6,339,458
Range Resources Corp.
4.88%	05/15/25	[7]	4,535,000	4,058,825
Regency Energy Partners LP/Regency Energy Finance Corp.
5.88%	03/01/22		4,788,000	4,907,668
Rockies Express Pipeline LLC
5.63%	04/15/20	[7]	4,445,000	4,311,650
6.00%	01/15/19	[7]	1,800,000	1,782,000
6.88%	04/15/40	[7]	1,390,000	1,303,125
Rose Rock Midstream LP/Rose Rock Finance Corp.
5.63%	07/15/22		5,915,000	5,234,775
Sabine Pass Liquefaction LLC
5.63%	02/01/21		6,155,000	5,739,537
6.25%	03/15/22		1,300,000	1,212,250
Sabine Pass LNG LP
7.50%	11/30/16		3,775,000	3,859,937
Seventy Seven Energy, Inc.
6.50%	07/15/22		1,291,000	535,765
Southern Star Central Corp.
5.13%	07/15/22	[7]	6,885,000	6,644,025

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
7.50%	07/01/21		$2,640,000	$2,560,800
Sunoco LP/Sunoco Finance Corp.
5.50%	08/01/20	[7]	205,000	202,950
6.38%	04/01/23	[7]	3,600,000	3,546,000
Transocean, Inc. (Cayman Islands)
4.30%	10/15/22	[6]	2,440,000	1,518,900
Walter Energy, Inc.[1]
9.50%	10/15/19	[5,7]	7,490,000	2,677,675
Walter Energy, Inc. (PIK)
11.00%	04/01/20	[5,7,10]	15,537,550	233,063
Walter Energy, Inc. (WI)[1]
8.50%	04/15/21	[5]	8,905,000	66,787
Whiting Petroleum Corp.
5.00%	03/15/19		9,915,000	8,675,625
WPX Energy, Inc.
5.25%	09/15/24		3,075,000	2,490,750

				150,989,816

Entertainment — 0.13%
Carmike Cinemas, Inc.
6.00%	06/15/23	[7]	1,470,000	1,479,188

Finance — 6.26%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland)
4.25%	07/01/20	[6]	2,820,000	2,823,525
5.00%	10/01/21	[6]	2,275,000	2,326,188
Ally Financial, Inc.
4.13%	02/13/22		2,190,000	2,116,088
4.63%	05/19/22		2,495,000	2,457,575
Alta Wind Holdings LLC
7.00%	06/30/35	[7]	1,700,596	1,881,308
Chase Capital II, Series B
0.80%	02/01/27	[2]	1,790,000	1,540,487
Chase Capital VI
0.93%	08/01/28	[2]	4,000,000	3,460,000
CIT Group, Inc.
5.25%	03/15/18		2,900,000	2,983,230
6.63%	04/01/18	[7]	7,846,000	8,316,760
Citigroup, Inc.
0.88%	08/25/36	[2]	9,460,000	7,163,495
Energizer Holdings, Inc.
5.50%	06/15/25	[7]	6,000,000	5,835,000
International Lease Finance Corp.
6.25%	05/15/19		4,000,000	4,270,000
7.13%	09/01/18	[7]	6,504,000	7,178,790
JPMorgan Chase Capital XIII, Series M
1.28%	09/30/34	[2]	4,917,000	4,191,743

See accompanying notes to Schedule of Portfolio Investments.

99 / Semi-Annual Report September 2015

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
JPMorgan Chase Capital XXI, Series U
1.25%	02/02/37	[2]	$2,750,000	$2,151,875
JPMorgan Chase Capital XXIII
1.32%	05/15/47	[2]	2,320,000	1,789,300
Navient Corp.
5.00%	10/26/20		2,650,000	2,228,120
Nielsen Co., Luxembourg SARL (Luxembourg)
5.50%	10/01/21	[6,7]	5,020,000	5,045,100
ZFS Finance USA Trust II
6.45%	12/15/65	[2,7]	4,450,000	4,486,712

				72,245,296

Food — 0.14%
Kraft Heinz Foods Co.
4.88%	02/15/25	[7]	1,484,000	1,584,170

Gaming — 1.30%
Boyd Gaming Corp.
6.88%	05/15/23		3,440,000	3,508,800
Churchill Downs, Inc.
5.38%	12/15/21		3,690,000	3,745,350
Isle of Capri Casinos, Inc.
5.88%	03/15/21		2,850,000	2,964,000
MGM Resorts International
8.63%	02/01/19		1,825,000	2,012,062
Pinnacle Entertainment, Inc.
6.38%	08/01/21		2,540,000	2,710,307

				14,940,519

Health Care — 11.54%
Alere, Inc.
7.25%	07/01/18		1,820,000	1,899,625
CHS/Community Health Systems, Inc.
5.13%	08/01/21		3,001,000	3,061,020
DaVita HealthCare Partners, Inc.
5.00%	05/01/25		5,200,000	5,018,000
5.13%	07/15/24		9,380,000	9,239,300
5.75%	08/15/22		500,000	521,875
Endo Finance LLC/Endo Finco, Inc. (Ireland)
6.00%	07/15/23	[6,7]	4,340,000	4,296,600
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[7]	2,000,000	1,992,500
5.63%	07/31/19	[7]	3,366,000	3,601,620
5.75%	02/15/21	[7]	1,705,000	1,845,663
HCA, Inc.
4.75%	05/01/23		6,755,000	6,721,225
5.00%	03/15/24		3,710,000	3,728,550
5.25%	04/15/25		2,750,000	2,815,312
6.50%	02/15/20		12,096,000	13,214,880

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
HealthSouth Corp.
5.75%	11/01/24		$3,240,000	$3,207,600
Hill-Rom Holdings, Inc.
5.75%	09/01/23	[7]	1,864,000	1,880,310
Hologic, Inc.
5.25%	07/15/22	[7]	2,965,000	3,005,769
LifePoint Hospitals, Inc.
5.50%	12/01/21		4,345,000	4,392,795
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (Luxembourg)
5.63%	10/15/23	[6,7]	2,720,000	2,488,800
Quintiles Transnational Corp.
4.88%	05/15/23	[7]	5,400,000	5,400,000
Tenet Healthcare Corp.
3.84%	06/15/20	[2,7]	100,000	99,437
4.50%	04/01/21		4,190,000	4,158,575
6.00%	10/01/20		17,483,000	18,488,272
Valeant Pharmaceuticals International, Inc. (Canada)
5.38%	03/15/20	[6,7]	2,659,000	2,569,259
5.50%	03/01/23	[6,7]	8,580,000	8,172,450
5.88%	05/15/23	[6,7]	4,895,000	4,699,200
6.13%	04/15/25	[6,7]	12,070,000	11,557,025
WellCare Health Plans, Inc.
5.75%	11/15/20		4,805,000	5,015,219

				133,090,881

Holding Companies — 0.37%
Entegra TC LLC/Entegra Issuance Corp., Series A (PIK)
10.00%	10/03/17	[2,7,11]	4,202,723	4,318,298

Homebuilding — 0.18%
Shea Homes LP/Shea Homes Funding Corp.
6.13%	04/01/25	[7]	2,080,000	2,121,600

Industrials — 4.62%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
3.34%	12/15/19	[2,6,7]	10,445,000	10,105,538
Ball Corp.
4.00%	11/15/23		4,340,000	4,052,475
5.00%	03/15/22		515,000	516,288
Berry Plastics Corp.
5.13%	07/15/23		4,870,000	4,596,063
5.50%	05/15/22		1,595,000	1,553,131
Berry Plastics Escrow LLC/Berry Plastics Escrow Corp.
6.00%	10/15/22	[7]	1,750,000	1,745,625
Coveris Holdings SA (Luxembourg)
7.88%	11/01/19	[6,7]	6,110,000	5,819,775

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 100

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
KLX, Inc.
5.88%	12/01/22	[7]	$4,730,000	$4,599,925
Orbital ATK, Inc.
5.50%	10/01/23	[7]	4,685,000	4,725,994
Owens-Brockway Glass Container, Inc.
5.00%	01/15/22	[7]	2,600,000	2,479,750
SBA Communications Corp.
4.88%	07/15/22		2,500,000	2,453,125
5.63%	10/01/19		2,500,000	2,571,875
Sealed Air Corp.
5.13%	12/01/24	[7]	855,000	842,175
TransDigm, Inc.
5.50%	10/15/20		4,900,000	4,694,812
6.50%	05/15/25	[7]	2,695,000	2,543,406

				53,299,957

Information Technology — 3.58%
Audatex North America, Inc.
6.00%	06/15/21	[7]	4,295,000	4,319,653
Ensemble S Merger Sub, Inc.
9.00%	09/30/23	[7]	2,300,000	2,236,750
First Data Corp.
5.38%	08/15/23	[7]	7,450,000	7,389,469
6.75%	11/01/20	[7]	7,034,000	7,368,115
Freescale Semiconductor, Inc.
5.00%	05/15/21	[7]	3,690,000	3,745,350
IHS, Inc.
5.00%	11/01/22		2,500,000	2,412,500
MSCI, Inc.
5.25%	11/15/24	[7]	2,400,000	2,430,000
5.75%	08/15/25	[7]	1,834,000	1,864,949
NXP BV/NXP Funding LLC (Netherlands)
4.13%	06/15/20	[6,7]	940,000	944,700
4.63%	06/15/22	[6,7]	1,275,000	1,268,625
SS&C Technologies Holdings, Inc.
5.88%	07/15/23	[7]	7,230,000	7,374,600

				41,354,711

Insurance — 0.12%
CNO Financial Group, Inc.
4.50%	05/30/20		1,305,000	1,334,363

Materials — 0.93%
Momentive Performance Materials, Inc.
3.88%	10/24/21		4,625,000	3,630,625
8.88%	10/15/20	[3]	4,625,000	–
Platform Specialty Products Corp.
6.50%	02/01/22	[7]	5,400,000	4,671,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Materials (continued)
WR Grace & Co./Connecticut
5.13%	10/01/21	[7]	$2,465,000	$2,440,350

				10,741,975

Real Estate Investment Trust (REIT) — 0.74%
Corrections Corp. of America
5.00%	10/15/22		1,265,000	1,268,163
Crown Castle International Corp.
4.88%	04/15/22		2,490,000	2,594,580
DuPont Fabros Technology LP (WI)
5.88%	09/15/21		4,500,000	4,623,750

				8,486,493

Retail — 0.21%
Dollar Tree, Inc.
5.75%	03/01/23	[7]	2,350,000	2,449,875

Services — 0.69%
ESH Hospitality, Inc.
5.25%	05/01/25	[7]	4,400,000	4,345,000
United Rentals North America, Inc.
4.63%	07/15/23		3,720,000	3,631,650

				7,976,650

Transportation — 3.32%
American Airlines Pass-Through Trust, Series 2013-1, Class B
5.63%	01/15/21	[7]	10,868,412	11,000,871
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		4,439,127	4,688,828
Continental Airlines Pass-Through Trust, Series 2009, Class 1
9.00%	07/08/16		1,160,829	1,224,820
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		12,237,607	14,042,654
Delta Air Lines Pass-Through Trust, Series 2009, Class B1
9.75%	12/17/16		1,038,460	1,117,642
US Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		1,854,412	2,081,577
US Airways Pass-Through Trust, Series 2012, Class 2B
6.75%	06/03/21		987,446	1,054,098

See accompanying notes to Schedule of Portfolio Investments.

101 / Semi-Annual Report September 2015

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		$2,758,752	$3,058,766

				38,269,256

Total Corporates (Cost $1,026,891,136)				932,246,542

MORTGAGE-BACKED — 0.59%**
Non-Agency Mortgage-Backed — 0.59%
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)[1]
8.00%	01/31/20	3,5,6,7,†	2,890	1
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A1
1.09%	10/25/47	[2]	429,035	385,512
Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A4
0.44%	10/25/36	[2]	9,100,000	6,391,221

Total Mortgage-Backed (Cost $6,738,367)				6,776,734

Total Bonds – 88.53% (Cost $1,128,348,842)				1,021,240,242

Issues	Shares	Value
COMMON STOCK — 2.37%
Energy — 1.67%
MACH Gen LLC, Common Units	347,486	19,227,617

Secured Assets — 0.70%
ENTEGRA TC LLC[3,12]	969,754	8,063,618

Total Common Stock (Cost $45,901,619)		27,291,235

Issues	Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.09%
Option to enter into a 5-year Credit Default Swap for the Fund to pay a fixed rate of 5.00% annually; Option Expiration Date of 10/21/15. Counterparty: Morgan Stanley
	590	982,203

Total Purchased Swaptions (Cost $613,305)

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 9.54%
Money Market Funds — 7.09%
Dreyfus Cash Advantage Fund
0.00%[13]		23,634,000	$23,634,000
Morgan Stanley Institutional Fund
0.00%[13]		58,170,000	58,170,000

			81,804,000

U.S. Agency Discount Notes — 2.45%
Federal Home Loan Bank
0.15%[14]	10/26/15	$8,300,000	8,299,884
0.16%[14]	11/10/15	7,200,000	7,199,561
Freddie Mac
0.24%[14]	01/14/16	12,800,000	12,795,520

			28,294,965

Total Short-Term Investments (Cost $110,092,852)			110,098,965

Total Investments – 100.53% (Cost $1,284,956,618)[1]			1,159,612,645

Liabilities in Excess of Other Assets – (0.53%)			(6,078,621)

Net Assets – 100.00%			$1,153,534,024

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Goldman Sachs, Inc. Credit contract

03/20/19	$227,006	$9,750	$ 111,402	$ 338,408

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Goldman Sachs, Inc. Credit contract

03/20/19	266,057	9,650	68,881	334,938

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Teck Resources Limited, 3.15%, due 01/15/17. Counterparty: Morgan Stanley Credit contract

03/20/19	128,694	5,000	1,062,810	1,191,504

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Teck Resources Limited., 3.15%, due 01/15/17. Counterparty: Morgan Stanley Credit contract

03/20/19	125,593	5,000	1,065,911	1,191,504

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Morgan Stanley Credit contract

03/20/19	142,217	5,000	31,326	173,543

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 102

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Freeport-McMoran Copper & Gold, Inc., 3.55%, due 03/01/22 Counterparty: Credit Suisse First Boston Credit contract

03/20/19	$74,475	$4,925	$610,698	$685,173

	$964,042	$39,325	$2,951,028	$3,915,070

[a]	The maximum potential payment the Fund could receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Notes:

[1]	Cost for federal income tax purposes is $1,285,609,201 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$9,195,049
Gross unrealized (depreciation)	(135,191,605)

Net unrealized (depreciation)	$(125,996,556)

[1]	Non-income producing security.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2015.

[3]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $20,302,250, which is 1.76% of total net assets.

[4]	Worthless due to company bankruptcy filing.

[5]	Security is currently in default with regard to scheduled interest or principal payments.

[6]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[7]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[8]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.

[9]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.

[10]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 11.00% cash or 12.00% payment-in-kind interest.

[11]	Payment-in-kind (“PIK”) security. Income paid in additional securities.

[12]	All or a portion of this security is owned by Metropolitan West HY Sub I LLC, a consolidated subsidiary.

[13]	Represents the current yield as of September 30, 2015.

[14]	Represents annualized yield at date of purchase.

†	Fair valued security. The aggregate value of fair valued securities is $1, which is 0.00% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(MTN): Medium-term note

(PIK): Payment in kind

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

103 / Semi-Annual Report September 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 88.71%
ASSET-BACKED SECURITIES — 15.41%**
321 Henderson Receivables VI LLC Series 2010-1A, Class B
9.31%	07/15/61	[2]	$591,474	$735,843
Access Group, Inc., Series 2001, Class 2A1
0.69%	05/25/29	[3]	2,651,889	2,516,073
Access Group, Inc., Series 2015-1, Class A
0.89%	07/25/56	[2,3]	8,496,681	8,255,498
American Money Management Corp., Series 2014-14A, Class A1L (Cayman Islands)
1.75%	07/27/26	[2,3,4]	3,090,000	3,071,880
Babson CLO Ltd., Series 2013-IA, Class A (Cayman Islands)
1.39%	04/20/25	[2,3,4]	1,400,000	1,381,270
Babson CLO Ltd., Series 2014-IA, Class A1 (Cayman Islands)
1.78%	07/12/25	[2,3,4]	1,800,000	1,792,297
Babson CLO Ltd., Series 2015-IA, Class A (Cayman Islands)
1.71%	04/20/27	[2,3,4]	2,500,000	2,487,220
Betony CLO Ltd., Series 2015-1A, Class A (Cayman Islands)
1.80%	04/15/27	[2,3,4]	4,750,000	4,732,173
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
0.53%	06/25/26	[3]	150,000	144,966
Brazos Higher Education Authority, Inc., Series 2006-2, Class A9
0.01%	12/26/24	[3]	34,379	32,358
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
1.13%	02/25/30	[3]	136,175	135,262
Cedar Funding Ltd., Series 2014-3A, Class A1 (Cayman Islands)
1.86%	05/20/26	[2,3,4]	5,284,000	5,250,420
Chase Issuance Trust, Series 2014-A3, Class A3
0.41%	05/15/18	[3]	5,655,000	5,654,237
CIT Education Loan Trust, Series 2007-1, Class A
0.37%	03/25/42	[2,3]	4,302,966	3,998,290
CIT Education Loan Trust, Series 2007-1, Class B
0.58%	06/25/42	[2,3]	3,849,752	3,165,431
Citibank Credit Card Issuance Trust, Series 2014-A3, Class A3
0.40%	05/09/18	[3]	5,685,000	5,684,585
Clear Creek CLO Ltd., Series 2015-1A, Class A (Cayman Islands)
1.71%	04/20/27	[2,3,4]	4,500,000	4,472,366
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
1.79%	04/15/27	[2,3,4]	4,270,000	4,254,440

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Eaton Vance CLO Ltd., Series 2014-1A, Class A (Cayman Islands)
1.74%	07/15/26	[2,3,4]	$2,000,000	$1,989,296
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
0.99%	04/26/32	[2,3]	3,465,000	3,351,014
Educational Funding of the South, Inc., Series 2012-1, Class A
1.24%	03/25/36	[3]	176,679	174,025
Educational Services of America, Inc., Series 2012-2, Class A
0.92%	04/25/39	[2,3]	335,035	331,322
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2
1.54%	03/25/36	[2,3]	6,400,000	6,256,588
Flagship CLO, Series 2014-8A, Class A (Cayman Islands)
1.85%	01/16/26	[2,3,4]	2,420,000	2,403,955
Flatiron CLO Ltd., Series 2014-1A, Class A1 (Cayman Islands)
1.67%	07/17/26	[2,3,4]	1,900,000	1,883,814
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
0.84%	08/27/46	[2,3]	2,948,963	2,775,182
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L
0.40%	05/25/23	[2,3]	146,684	145,876
GE Business Loan Trust, Series 2004-2A, Class A
0.43%	12/15/32	[2,3]	3,777,398	3,695,576
GE Business Loan Trust, Series 2005-1A, Class A3
0.46%	06/15/33	[2,3]	3,115,144	3,022,529
GE Business Loan Trust, Series 2005-2A, Class A
0.44%	11/15/33	[2,3]	5,767,548	5,550,209
Global SC Finance SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/24	[2,4]	2,243,667	2,262,954
Goal Capital Funding Trust, Series 2006-1, Class A3
0.45%	11/25/26	[3]	156,808	155,726
Goal Capital Funding Trust, Series 2006-1, Class B
0.78%	08/25/42	[3]	699,246	626,485
Higher Education Funding, Series 2014-1, Class A
1.38%	05/25/34	[2,3]	1,719,174	1,673,465
Honda Auto Receivables Owner Trust, Series 2015-2, Class A2
0.69%	08/21/17		5,240,000	5,235,457
Jasper CLO Ltd., Series 2005-1A, Class A (Cayman Islands)
0.58%	08/01/17	[2,3,4]	24,035	24,027

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 104

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Magnetite XII CLO Ltd., Series 2015-12A, Class A (Cayman Islands)
1.79%	04/15/27	[2,3,4]	$4,540,000	$4,528,158
National Collegiate Student Loan Trust, Series 2004-2, Class A4
0.50%	11/27/28	[3]	2,623,772	2,581,721
National Collegiate Student Loan Trust, Series 2006-1, Class A3
0.38%	05/25/26	[3]	109,618	109,486
National Collegiate Student Loan Trust, Series 2006-2, Class A2
0.34%	07/25/26	[3]	146,381	146,203
National Collegiate Student Loan Trust, Series 2006-3, Class A3
0.34%	10/25/27	[3]	246,897	244,745
National Collegiate Student Loan Trust, Series 2006-4, Class A2
0.34%	12/27/27	[3]	4,041,727	4,006,881
National Collegiate Student Loan Trust, Series 2007-2, Class A2
0.32%	06/26/28	[3]	5,285,347	5,128,796
Navient Student Loan Trust, Series 2014-1, Class A4
0.95%	02/25/39	[3]	3,840,000	3,600,321
Navient Student Loan Trust, Series 2014-8, Class A3
0.79%	05/27/31	[3]	6,120,000	5,915,007
Navient Student Loan Trust, Series 2015-1, Class A2
0.79%	04/25/40	[3]	9,370,000	9,053,122
Navient Student Loan Trust, Series 2015-1, Class B
1.69%	07/25/52	[3]	5,000,000	4,312,203
Navient Student Loan Trust, Series 2015-2, Class A1
0.47%	11/25/24	[3]	8,959,179	8,910,482
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
1.18%	02/25/36	[2,3]	150,000	122,021
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B2
1.19%	02/25/36	[2,3]	825,000	660,567
Nelnet Student Loan Trust, Series 2012-5A, Class A
0.79%	10/27/36	[2,3]	222,179	214,369
Nelnet Student Loan Trust, Series 2014-4A, Class A2
1.14%	11/25/43	[2,3]	1,865,000	1,713,225
Nelnet Student Loan Trust, Series 2015-1A, Class A
0.78%	04/25/41	[2,3]	8,883,558	8,631,232
Nelnet Student Loan Trust, Series 2015-3A, Class A3
1.09%	06/25/49	[2,3]	11,000,000	9,918,863

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Neuberger Berman CLO Ltd., Series 2014-16A, Class A1 (Cayman Islands)
1.76%	04/15/26	[2,3,4]	$1,710,000	$1,699,302
Nissan Auto Receivables Owner Trust, Series 2015-A, Class A2
0.67%	09/15/17		4,710,000	4,706,620
Northstar Education Finance, Inc., Series 2007-1, Class A2
0.01%	01/29/46	[3]	135,000	127,015
PHEAA Student Loan Trust, Series 2013-3A, Class A
0.94%	11/25/42	[2,3]	6,983,067	6,756,054
Scholar Funding Trust, Series 2011-A, Class A
1.19%	10/28/43	[2,3]	193,362	190,644
Scholar Funding Trust, Series 2012-B, Class A2
1.29%	03/28/46	[2,3]	150,000	148,456
SLC Student Loan Trust I, Series 2002-2, Class B2
0.78%	07/01/42	[2,3]	100,000	77,483
SLC Student Loan Trust, Series 2004-1, Class B
0.61%	08/15/31	[3]	913,226	775,487
SLC Student Loan Trust, Series 2005-2, Class B
0.62%	03/15/40	[3]	750,041	638,290
SLC Student Loan Trust, Series 2005-3, Class B
0.59%	06/15/40	[3]	1,543,483	1,364,760
SLC Student Loan Trust, Series 2006-1, Class A6
0.50%	12/15/38	[3]	13,120,000	11,254,331
SLC Student Loan Trust, Series 2006-1, Class B
0.55%	03/15/39	[3]	1,444,662	1,191,648
SLC Student Loan Trust, Series 2006-2, Class A5
0.44%	09/15/26	[3]	190,000	184,811
SLC Student Loan Trust, Series 2006-2, Class B
0.57%	12/15/39	[3]	1,010,509	844,449
SLC Student Loan Trust, Series 2008-1, Class A4A
1.94%	12/15/32	[3]	5,948,000	6,055,935
SLM Student Loan Trust, Series 2003-11, Class A6
1.09%	12/15/25	[2,3]	250,000	239,866
SLM Student Loan Trust, Series 2003-4, Class A5D
1.09%	03/15/33	[2,3]	3,866,706	3,770,338
SLM Student Loan Trust, Series 2003-7, Class B
0.91%	09/15/39	[3]	5,609,473	4,877,897

See accompanying notes to Schedule of Portfolio Investments.

105 / Semi-Annual Report September 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2004-10, Class A6A
0.85%	04/27/26	[2,3]	$10,700,000	$10,576,172
SLM Student Loan Trust, Series 2004-2, Class B
0.77%	07/25/39	[3]	940,883	805,065
SLM Student Loan Trust, Series 2004-5A, Class A5
0.90%	10/25/23	[2,3]	1,355,725	1,353,668
SLM Student Loan Trust, Series 2004-8A, Class A5
0.80%	04/25/24	[2,3]	1,227,867	1,218,181
SLM Student Loan Trust, Series 2005-10, Class A4
0.41%	10/25/19	[3]	881,432	878,583
SLM Student Loan Trust, Series 2005-4, Class B
0.48%	07/25/40	[3]	964,611	811,234
SLM Student Loan Trust, Series 2005-6, Class B
0.59%	01/25/44	[3]	4,956,897	4,153,344
SLM Student Loan Trust, Series 2005-8, Class A3
0.41%	10/25/24	[3]	737,637	735,661
SLM Student Loan Trust, Series 2005-9, Class B
0.60%	01/25/41	[3]	1,797,756	1,501,795
SLM Student Loan Trust, Series 2006-10, Class B
0.52%	03/25/44	[3]	5,040,009	4,111,068
SLM Student Loan Trust, Series 2006-2, Class A6
0.47%	01/25/41	[3]	1,800,000	1,587,335
SLM Student Loan Trust, Series 2006-4, Class A5
0.40%	10/27/25	[3]	1,988,921	1,982,167
SLM Student Loan Trust, Series 2006-8, Class A6
0.46%	01/25/41	[3]	1,800,000	1,563,979
SLM Student Loan Trust, Series 2006-9, Class A5
0.40%	01/26/26	[3]	200,000	195,586
SLM Student Loan Trust, Series 2007-1, Class B
0.52%	01/27/42	[3]	4,704,879	3,872,192
SLM Student Loan Trust, Series 2007-3, Class A4
0.36%	01/25/22	[3]	215,000	201,159
SLM Student Loan Trust, Series 2007-6, Class A3
0.63%	01/25/21	[3]	4,629,233	4,630,112
SLM Student Loan Trust, Series 2007-6, Class A4
0.68%	10/25/24	[3]	8,520,000	8,054,271

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2007-6, Class B
1.15%	04/27/43	[3]	$621,865	$518,206
SLM Student Loan Trust, Series 2007-7, Class B
1.05%	10/25/28	[3]	2,195,000	1,762,679
SLM Student Loan Trust, Series 2007-8, Class B
1.30%	04/27/43	[3]	3,026,444	2,586,345
SLM Student Loan Trust, Series 2008-2, Class B
1.50%	01/25/29	[3]	1,000,000	808,824
SLM Student Loan Trust, Series 2008-3, Class B
1.50%	04/25/29	[3]	710,000	589,799
SLM Student Loan Trust, Series 2008-4, Class A4
1.95%	07/25/22	[3]	2,200,000	2,211,552
SLM Student Loan Trust, Series 2008-4, Class B
2.15%	04/25/29	[3]	710,000	647,030
SLM Student Loan Trust, Series 2008-5, Class A3
1.60%	01/25/18	[3]	55,750	55,811
SLM Student Loan Trust, Series 2008-5, Class A4
2.00%	07/25/23	[3]	2,930,000	2,945,818
SLM Student Loan Trust, Series 2008-5, Class B
2.15%	07/25/29	[3]	5,315,000	4,924,245
SLM Student Loan Trust, Series 2008-6, Class B
2.15%	07/25/29	[3]	710,000	674,712
SLM Student Loan Trust, Series 2008-7, Class B
2.15%	07/25/29	[3]	820,000	720,909
SLM Student Loan Trust, Series 2008-8, Class A4
1.80%	04/25/23	[3]	3,210,000	3,226,905
SLM Student Loan Trust, Series 2008-8, Class B
2.55%	10/25/29	[3]	710,000	680,145
SLM Student Loan Trust, Series 2008-9, Class A
1.80%	04/25/23	[3]	7,908,654	7,936,049
SLM Student Loan Trust, Series 2008-9, Class B
2.55%	10/25/29	[3]	5,235,000	5,053,111
SLM Student Loan Trust, Series 2011-1, Class A2
1.34%	10/25/34	[3]	2,680,000	2,630,760
SLM Student Loan Trust, Series 2011-2, Class A1
0.79%	11/25/27	[3]	1,005,945	997,979

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 106

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2011-2, Class A2
1.39%	10/25/34	[3]	$4,035,000	$3,979,817
SLM Student Loan Trust, Series 2012-1, Class A2
0.64%	11/25/20	[3]	3,841,336	3,831,872
SLM Student Loan Trust, Series 2012-1, Class A3
1.14%	09/25/28	[3]	1,300,000	1,302,569
SLM Student Loan Trust, Series 2012-2, Class A
0.89%	01/25/29	[3]	2,461,699	2,414,380
SLM Student Loan Trust, Series 2012-6, Class A2
0.47%	09/25/19	[3]	3,320,886	3,308,405
SLM Student Loan Trust, Series 2012-7, Class A3
0.84%	05/26/26	[3]	200,000	193,434
SLM Student Loan Trust, Series 2013-3, Class A2
0.49%	05/26/20	[3]	2,942,177	2,925,195
SLM Student Loan Trust, Series 2013-4, Class A
0.74%	06/25/27	[3]	2,536,084	2,491,928
SLM Student Loan Trust, Series 2013-6, Class A2
0.69%	02/25/21	[3]	1,760,000	1,752,453
SLM Student Loan Trust, Series 2013-6, Class A3
0.84%	06/26/28	[3]	4,830,000	4,687,788
SLM Student Loan Trust, Series 2014-1, Class A2
0.57%	07/26/21	[3]	2,320,000	2,302,811
SLM Student Loan Trust, Series 2014-1, Class A3
0.79%	02/26/29	[3]	1,670,000	1,639,102
SoFi Professional Loan Program LLC, Series 2014-A, Class A1
1.79%	06/25/25	[2,3]	1,003,596	1,014,116
SoFi Professional Loan Program, Series 2014-B, Class A1
1.44%	08/25/32	[2,3]	2,762,921	2,746,191
Spirit Master Funding LLC, Series 2013-2A, Class A
5.27%	12/20/43	[2]	1,491,415	1,641,317
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[2]	141,536	147,551
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	2,†	2,317,600	2,852,446
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36	[2]	1,533,583	1,928,655

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Voya CLO Ltd., Series 2014-4A, Class A1 (Cayman Islands)
1.79%	10/14/26	[2,3,4]	$2,800,000	$2,786,966
Voya CLO Ltd., Series 2015-1A, Class A1 (Cayman Islands)
1.76%	04/18/27	[2,3,4]	4,770,000	4,749,832

Total Asset-Backed Securities (Cost $358,900,076)				349,922,176

BANK LOANS — 0.52%*
Electric — 0.20%
Chief Power Finance LLC, Term Loan B, 1st Lien
5.75%	12/31/20	[3]	4,466,250	4,466,250

Finance — 0.17%
ILFC AIG, Term Loan B, 1st Lien
3.50%	02/27/21	[3]	3,855,629	3,851,850

Services — 0.15%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.72%	01/15/38	[3,4]	3,358,333	3,459,083

Total Bank Loans (Cost $11,728,698)				11,777,183

CORPORATES — 21.20%*
Automotive — 0.26%
Ford Motor Co.
6.50%	08/01/18		1,000,000	1,110,242
General Motors Co.
4.88%	10/02/23		1,710,000	1,742,810
General Motors Financial Co., Inc.
3.45%	04/10/22		2,000,000	1,924,375
Tenedora Nemak SA de CV (Mexico)
5.50%	02/28/23	[2,4]	1,200,000	1,185,000

				5,962,427

Banking — 3.36%
Abbey National Treasury Services PLC/London (United Kingdom)
3.05%	08/23/18	[4]	425,000	438,869
Banco Continental Sa Via Continental Senior Trustees, Series REGS (Cayman Islands)
5.50%	11/18/20	[4]	950,000	1,025,050
Bank of America Corp.
1.50%	10/09/15		1,000,000	1,000,082
Bank of America Corp. (MTN)
0.97%	12/01/26	[3]	1,600,000	1,365,979
Bank of America N.A. (BKNT)
0.62%	06/15/16	[3]	3,372,000	3,364,895
0.64%	06/15/17	[3]	3,300,000	3,278,900
5.30%	03/15/17		4,575,000	4,806,998

See accompanying notes to Schedule of Portfolio Investments.

107 / Semi-Annual Report September 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
6.00%	06/15/16		$2,075,000	$2,143,479
6.10%	06/15/17		2,667,000	2,861,357
Capital One Bank USA N.A. (BKNT)
1.15%	11/21/16		3,845,000	3,835,069
Discover Bank
2.60%	11/13/18		4,515,000	4,534,191
Discover Bank (BKNT)
3.10%	06/04/20		5,000,000	5,053,338
HBOS PLC, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[2,4]	3,425,000	3,775,888
ICICI Bank Ltd., Series REGS (India)
6.38%	04/30/22	[3,4]	1,200,000	1,219,771
Industrial & Commercial Bank of China Ltd. (China)
6.00%	12/10/48	[2,3,4]	1,000,000	1,037,500
JPMorgan Chase & Co.
3.15%	07/05/16		4,000,000	4,069,664
3.88%	09/10/24		2,000,000	1,981,666
4.25%	10/15/20		530,000	569,449
4.95%	06/01/45		2,000,000	1,981,981
JPMorgan Chase & Co., Series G (MTN)
1.10%	10/15/15		3,000,000	3,000,702
Macquarie Bank Ltd. (Australia)
0.79%	06/15/16	[2,3,4]	1,500,000	1,500,190
5.00%	02/22/17	[2,4]	170,000	177,929
6.63%	04/07/21	[2,4]	2,824,000	3,169,073
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18	[4]	1,740,000	1,804,796
Royal Bank of Scotland PLC (United Kingdom)
1.88%	03/31/17	[4]	3,500,000	3,492,221
6.10%	06/10/23	[4]	700,000	754,121
6.13%	12/15/22	[4]	100,000	108,813
6.40%	10/21/19	[4]	2,000,000	2,248,858
UBS AG/Stamford CT (MTN) (Switzerland)
1.03%	03/26/18	[3,4]	3,000,000	2,999,614
UBS AG/Stamford CT (Switzerland)
0.88%	06/01/17	[3,4]	3,000,000	2,996,700
UBS Group Funding Jersey Ltd. (United Kingdom)
2.95%	09/24/20	[2,4]	5,700,000	5,710,448

				76,307,591

Communications — 2.21%
Altice U.S. Finance I Corp.
5.38%	07/15/23	[2]	2,150,000	2,069,375
AT&T, Inc.
1.26%	06/30/20	[3]	4,800,000	4,765,795
4.35%	06/15/45		1,500,000	1,295,665

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%	05/01/23	[2]	$65,000	$59,962
6.50%	04/30/21		2,000,000	2,013,750
CCO Safari II LLC
6.48%	10/23/45	[2]	8,890,000	8,917,444
CSC Holdings LLC
6.75%	11/15/21		2,310,000	2,073,225
DISH DBS Corp. (WI)
6.75%	06/01/21		1,135,000	1,095,979
Frontier Communications Corp.
8.88%	09/15/20	[2]	2,275,000	2,235,188
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	10/15/20	[4]	1,000,000	927,500
Neptune Finco Corp.
6.63%	10/15/25	[2]	2,290,000	2,324,350
10.13%	01/15/23	[2]	2,280,000	2,314,200
Ooredoo International Finance Ltd., Series REGS (Bermuda)
3.25%	02/21/23	[4]	1,000,000	975,500
Qwest Corp.
7.25%	09/15/25		300,000	335,293
Sprint Communications, Inc.
9.00%	11/15/18	[2]	2,875,000	3,004,375
Sprint Corp.
7.88%	09/15/23		1,075,000	870,750
Tencent Holdings Ltd. (Cayman Islands)
2.88%	02/11/20	[2,4]	590,000	588,029
T-Mobile USA, Inc.
6.63%	04/28/21		2,450,000	2,462,250
Univision Communications, Inc.
5.13%	05/15/23	[2]	754,000	720,070
Verizon Communications, Inc.
2.50%	09/15/16		3,386,000	3,433,326
4.52%	09/15/48		6,500,000	5,735,028
4.86%	08/21/46		1,200,000	1,127,717
Virgin Media Secured Finance PLC (United Kingdom)
5.25%	01/15/26	[2,4]	1,000,000	922,500

				50,267,271

Consumer Discretionary — 0.22%
DS Services of America, Inc.
10.00%	09/01/21	[2]	1,850,000	2,134,438
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (WI)
5.75%	10/15/20		2,750,000	2,787,813

				4,922,251

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 108

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric — 2.34%
AEP Texas Central Co.
3.85%	10/01/25	[2]	$6,455,000	$6,537,969
Alabama Power Capital Trust V
3.43%	10/01/42	[3]	1,300,000	1,262,323
Dominion Resources, Inc.
5.75%	10/01/54	[3]	2,875,000	2,957,656
DPL, Inc.
6.50%	10/15/16		96,000	97,920
Duke Energy Progress LLC
3.25%	08/15/25		5,000,000	5,105,416
Duquesne Light Holdings, Inc.
6.40%	09/15/20	[2]	4,641,000	5,334,040
Dynegy, Inc.
6.75%	11/01/19		1,250,000	1,262,500
Electricite de France SA (France)
5.25%	07/29/49	[2,3,4]	125,000	120,625
5.63%	12/29/49	[2,3,4]	1,275,000	1,252,688
Empresa Electrica Angamos SA (Chile)
4.88%	05/25/29	[2,4]	1,200,000	1,134,860
Entergy Corp.
4.00%	07/15/22		4,000,000	4,136,682
FirstEnergy Transmission LLC
4.35%	01/15/25	[2]	2,000,000	2,049,208
GenOn Americas Generation LLC
8.50%	10/01/21	[5]	2,525,000	2,171,500
Homer City Generation LP (PIK)
8.14%	10/01/19	[6]	1,846,530	1,855,763
Ipalco Enterprises, Inc. (WI)
5.00%	05/01/18		1,700,000	1,783,565
Metropolitan Edison Co.
7.70%	01/15/19		2,230,000	2,598,762
NextEra Energy Capital Holdings, Inc., Series F
2.06%	09/01/17		6,000,000	6,042,810
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		1,000,000	1,135,893
Perusahaan Gas Negara Persero TBK PT (Indonesia)
5.13%	05/16/24	[2,4]	750,000	710,590
Public Service Co. of New Mexico
3.85%	08/01/25		3,500,000	3,470,444
5.35%	10/01/21		50,000	55,022
Southwestern Electric Power Co.
6.45%	01/15/19		1,885,000	2,128,620

				53,204,856

Energy — 2.14%
Boardwalk Pipelines LLC
5.88%	11/15/16		5,538,000	5,727,660

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Boardwalk Pipelines LP
4.95%	12/15/24		$1,000,000	$927,560
BP Capital Markets PLC (United Kingdom)
3.06%	03/17/22	[4]	2,395,000	2,407,847
Chesapeake Energy Corp.
6.63%	08/15/20		1,500,000	1,122,180
El Paso LLC, Series G (MTN)
7.80%	08/01/31		1,175,000	1,204,243
Energy Transfer Partners LP
4.65%	06/01/21		1,750,000	1,755,719
5.15%	03/15/45		5,000,000	3,925,410
5.50%	06/01/27		3,200,000	2,672,000
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[2]	1,375,000	1,587,573
KazMunayGas National Co. JSC, Series REGS (Kazakhstan)
4.40%	04/30/23	[4]	1,000,000	853,000
Newfield Exploration Co.
5.63%	07/01/24		650,000	619,531
NGPL Pipe Co. LLC
7.12%	12/15/17	[2]	4,000,000	3,820,000
Noble Energy, Inc.
3.90%	11/15/24		934,000	871,553
Peabody Energy Corp.
4.75%	12/15/41		900,000	99,000
Pertamina Persero PT, Series REGS (Indonesia)
4.30%	05/20/23	[4]	1,000,000	909,500
Petrobras Global Finance BV (Netherlands)
5.88%	03/01/18	[4]	1,180,000	976,450
Petroleos Mexicanos (Mexico)
1.70%	12/20/22	[4]	112,500	112,290
Regency Energy Partners LP/Regency Energy Finance Corp.
5.88%	03/01/22		1,554,000	1,592,840
Reliance Holding USA, Inc., Series REGS
4.50%	10/19/20		1,475,000	1,578,949
Rockies Express Pipeline LLC
5.63%	04/15/20	[2]	2,400,000	2,328,000
6.00%	01/15/19	[2]	500,000	495,000
6.85%	07/15/18	[2]	700,000	703,500
Ruby Pipeline LLC
6.00%	04/01/22	[2]	1,850,000	2,023,732
Sabine Pass Liquefaction LLC
5.75%	05/15/24		1,000,000	895,000
Sabine Pass LNG LP
7.50%	11/30/16		2,500,000	2,556,250
7.50%	11/30/16	[2]	500,000	511,250

See accompanying notes to Schedule of Portfolio Investments.

109 / Semi-Annual Report September 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
TC PipeLines LP
4.38%	03/13/25		$3,000,000	$2,836,992
Tennessee Gas Pipeline Co. LLC
8.00%	02/01/16		225,000	229,798
Texas Eastern Transmission LP
2.80%	10/15/22	[2]	1,000,000	934,432
Williams Partners LP/ACMP Finance Corp.
4.88%	05/15/23		2,500,000	2,306,565

				48,583,824

Finance — 3.81%
Chase Capital VI
0.93%	08/01/28	[3]	1,500,000	1,297,500
CIT Group, Inc.
6.63%	04/01/18	[2]	1,000,000	1,060,000
Citigroup, Inc.
0.88%	08/25/36	[3]	10,300,000	7,799,577
1.03%	11/24/17	[3]	1,000,000	1,001,452
1.26%	07/25/16	[3]	1,000,000	1,003,309
1.30%	11/15/16		1,000,000	1,000,052
4.45%	01/10/17		2,000,000	2,080,873
4.59%	12/15/15		125,000	125,935
6.13%	05/15/18		100,000	110,601
Corp. Financiera de Desarrollo SA (Peru)
3.25%	07/15/19	[2,4]	1,200,000	1,203,900
Credit Suisse Group Funding Guernsey Ltd. (United Kingdom)
3.75%	03/26/25	[2,4]	3,000,000	2,942,559
Ford Motor Credit Co. LLC
1.26%	01/09/18	[3]	400,000	396,586
1.70%	05/09/16		5,000,000	5,011,935
8.00%	12/15/16		1,000,000	1,075,480
General Electric Capital Corp. (MTN)
0.68%	05/05/26	[3]	1,000,000	947,687
0.80%	08/15/36	[3]	4,085,000	3,671,300
4.65%	10/17/21		70,000	78,992
General Motors Financial Co., Inc.
2.63%	07/10/17		2,500,000	2,506,868
General Motors Financial Co., Inc., Series 3YR
3.00%	09/25/17		1,000,000	1,010,625
Goldman Sachs Group, Inc.
2.90%	07/19/18		1,000,000	1,027,314
5.35%	01/15/16		5,000,000	5,063,965
5.95%	01/18/18		75,000	81,965
Goldman Sachs Group, Inc. (MTN)
1.60%	11/23/15		2,000,000	2,001,802
1.93%	11/29/23	[3]	8,901,000	8,940,425

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc., Series G (MTN)
7.50%	02/15/19		$2,475,000	$2,894,102
Guanay Finance Ltd. (Cayman Islands)
6.00%	12/15/20	[2,4]	1,000,000	991,250
Huarong Finance II Co. Ltd., Series E (MTN) (Vietnam)
4.50%	01/16/20	[4]	1,200,000	1,231,200
International Lease Finance Corp.
6.75%	09/01/16	[2]	2,184,000	2,260,440
7.13%	09/01/18	[2]	3,000,000	3,311,250
JPMorgan Chase Capital XIII, Series M
1.28%	09/30/34	[3]	225,000	191,813
JPMorgan Chase Capital XXI, Series U
1.25%	02/02/37	[3]	4,310,000	3,372,575
JPMorgan Chase Capital XXIII
1.32%	05/15/47	[3]	7,750,000	5,977,188
Morgan Stanley
1.06%	01/05/18	[3]	2,000,000	2,000,350
Morgan Stanley (MTN)
5.63%	09/23/19		2,000,000	2,240,169
Morgan Stanley, Series G (MTN)
2.38%	07/23/19		1,600,000	1,601,535
5.45%	01/09/17		2,000,000	2,100,083
7.30%	05/13/19		1,740,000	2,032,663
Raymond James Financial, Inc.
8.60%	08/15/19		530,000	647,641
SL Green Realty Corp.
5.00%	08/15/18		895,000	955,505
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	3,325,000	3,352,431

				86,600,897

Food — 0.26%
Kraft Heinz Foods Co.
5.20%	07/15/45	[2]	5,500,000	5,802,684

Health Care — 1.99%
Actavis Funding SCS (Luxembourg)
1.42%	03/12/18	[3,4]	3,000,000	2,990,685
3.80%	03/15/25	[4]	1,840,000	1,780,993
Catholic Health Initiatives
4.20%	08/01/23		2,700,000	2,861,518
Celgene Corp.
3.88%	08/15/25		3,400,000	3,407,555
CHS/Community Health Systems, Inc.
5.13%	08/01/21		1,000,000	1,020,000
DaVita HealthCare Partners, Inc.
5.00%	05/01/25		870,000	839,550
5.75%	08/15/22		2,525,000	2,635,469

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 110

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Gilead Sciences, Inc.
3.65%	03/01/26		$4,500,000	$4,529,241
Hartford HealthCare Corp.
5.75%	04/01/44		1,525,000	1,720,165
HCA, Inc.
6.50%	02/15/20		4,175,000	4,561,188
Hospira, Inc.
5.20%	08/12/20		1,000,000	1,133,712
Medtronic, Inc.
3.50%	03/15/25		1,000,000	1,022,757
North Shore Long Island Jewish Health Care, Inc.
4.80%	11/01/42		650,000	626,831
6.15%	11/01/43		2,250,000	2,720,283
Providence Health & Services Obligated Group
1.28%	10/01/17	[3]	3,200,000	3,216,222
Tenet Healthcare Corp.
3.84%	06/15/20	[2,3]	1,715,000	1,705,353
4.50%	04/01/21		1,000,000	992,500
UnitedHealth Group, Inc.
3.75%	07/15/25		3,000,000	3,108,237
Valeant Pharmaceuticals International, Inc. (Canada)
5.38%	03/15/20	[2,4]	2,750,000	2,657,187
5.50%	03/01/23	[2,4]	500,000	476,250
6.13%	04/15/25	[2,4]	1,000,000	957,500
7.25%	07/15/22	[2,4]	90,000	91,980

				45,055,176

Industrials — 0.11%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
3.34%	12/15/19	[2,3,4]	1,100,000	1,064,250
Cemex Finance LLC
6.00%	04/01/24	[2]	600,000	554,280
Heathrow Funding Ltd. (United Kingdom)
4.88%	07/15/21	[2,4]	700,000	770,523

				2,389,053

Insurance — 0.38%
Farmers Exchange Capital
7.20%	07/15/48	[2]	150,000	193,570
Farmers Exchange Capital II
6.15%	11/01/53	[2,3]	2,500,000	2,668,750
Nationwide Mutual Insurance Co.
2.63%	12/15/24	[2,3]	3,825,000	3,664,067

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[2,3]	$2,125,000	$2,160,434

				8,686,821

Materials — 0.06%
Barrick Gold Corp. (WI) (Canada)
4.10%	05/01/23	[4]	900,000	806,661
OCP SA, Series REGS (Morocco and Antilles)
5.63%	04/25/24	[4]	600,000	614,274

				1,420,935

Real Estate Investment Trust (REIT) — 2.78%
Alexandria Real Estate Equities, Inc.
3.90%	06/15/23		1,650,000	1,646,081
4.60%	04/01/22		1,000,000	1,053,456
American Campus Communities Operating Partnership LP
3.35%	10/01/20		1,735,000	1,756,200
AvalonBay Communities, Inc.
2.95%	09/15/22		250,000	246,544
3.63%	10/01/20		1,500,000	1,571,962
BioMed Realty LP
4.25%	07/15/22		2,000,000	1,976,642
Boston Properties LP
5.63%	11/15/20		1,750,000	1,982,646
5.88%	10/15/19		200,000	226,947
CBL & Associates LP
4.60%	10/15/24		1,830,000	1,796,242
ERP Operating LP
5.75%	06/15/17		4,100,000	4,391,034
Essex Portfolio LP
5.50%	03/15/17		2,197,000	2,311,758
HCP, Inc.
3.75%	02/01/16		2,595,000	2,617,199
3.88%	08/15/24		2,000,000	1,958,817
4.25%	11/15/23		945,000	954,362
5.63%	05/01/17		100,000	106,016
6.00%	01/30/17		1,000,000	1,054,192
HCP, Inc. (MTN)
6.30%	09/15/16		4,000,000	4,173,948
Health Care REIT, Inc.
3.63%	03/15/16		742,000	749,451
4.95%	01/15/21		1,020,000	1,112,027
6.20%	06/01/16		6,520,000	6,722,497
Healthcare Realty Trust, Inc.
5.75%	01/15/21		1,250,000	1,402,075
Highwoods Realty LP
7.50%	04/15/18		800,000	903,660

See accompanying notes to Schedule of Portfolio Investments.

111 / Semi-Annual Report September 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Hospitality Properties Trust
6.30%	06/15/16		$2,900,000	$2,929,503
Liberty Property LP (MTN)
7.50%	01/15/18		900,000	1,004,057
Mid-America Apartments LP
6.05%	09/01/16		3,000,000	3,115,076
Post Apartment Homes LP
3.38%	12/01/22		100,000	97,880
4.75%	10/15/17		270,000	286,272
Reckson Operating Partnership LP
6.00%	03/31/16		2,400,000	2,455,470
SL Green Realty Corp.
7.75%	03/15/20		2,375,000	2,834,137
Vereit Operating Partnership LP
2.00%	02/06/17		3,700,000	3,612,125
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[2]	3,000,000	2,999,605
2.70%	09/17/19	[2]	1,500,000	1,504,772
3.25%	10/05/20	[2]	1,605,000	1,606,947

				63,159,600

Retail — 0.35%
CVS Health Corp.
4.88%	07/20/35		4,385,000	4,611,518
Walgreens Boots Alliance, Inc.
0.77%	05/18/16	[3]	3,220,000	3,218,541

				7,830,059

Transportation — 0.93%
America West Airlines Pass-Through Trust, Series 2001-1, Class G
7.10%	04/02/21		1,687,950	1,849,352
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		50,988	54,813
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		4,295,757	4,609,884
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		57,362	59,312
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20		2,017,648	2,177,798
Continental Airlines Pass-Through Trust, Series 1999-2, Class C2
7.26%	03/15/20		2,216,274	2,448,983
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	10/02/22		1,034,622	1,122,565

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Continental Airlines Pass-Through Trust, Series 2001-1, Class A1
6.70%	06/15/21		$175,997	$184,577
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		2,627,658	2,903,562
Continental Airlines Pass-Through Trust, Series 2012, Class 1B
6.25%	04/11/20		59,797	62,768
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		1,125,978	1,292,060
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G2
0.77%	11/15/16	[3]	1,200,000	1,183,500
UAL Pass-Through Trust, Series 2009-2A, Class 2
9.75%	01/15/17		1,577,479	1,702,699
US Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		1,261,000	1,415,472
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		107,764	119,483

				21,186,828

Total Corporates (Cost $485,343,743)				481,380,273

FOREIGN GOVERNMENT OBLIGATIONS — 1.20%
Foreign Government Obligations — 1.20%
Brazilian Government International Bond (Brazil)
4.88%	01/22/21	[4]	1,300,000	1,267,500
Colombia Government International Bond (Colombia)
4.38%	07/12/21	[4]	2,000,000	2,042,000
Croatia Government International Bond (Croatia)
6.63%	07/14/20	[4]	2,000,000	2,177,500
El Salvador Government International Bond, Series REGS (El Salvador)
7.38%	12/01/19	[4]	600,000	614,625
Export Credit Bank of Turkey (Turkey)
5.00%	09/23/21	[2,4]	1,200,000	1,149,766
Hazine Mustesarligi Varlik Kiralama AS (Turkey)
4.56%	10/10/18	[2,4]	1,200,000	1,246,800
Hungary Government International Bond (Hungary)
5.75%	11/22/23	[4]	1,600,000	1,784,000

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 112

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Lithuania Government International Bond, Series REGS (Lithuania)
7.38%	02/11/20	[4]	$1,200,000	$1,443,000
Magyar Export-Import Bank Zrt (Hungary)
4.00%	01/30/20	[2,4]	900,000	906,345
Mexico Government International Bond, Series G (MTN) (Mexico)
3.50%	01/21/21	[4]	1,100,000	1,122,000
Panama Government International Bond (Panama)
5.20%	01/30/20	[4]	1,600,000	1,754,080
Perusahaan Penerbit SBSN, Indonesia III (Indonesia)
4.35%	09/10/24	[2,4]	1,000,000	938,500
Philippine Government International Bond (Philippines)
4.20%	01/21/24	[4]	2,000,000	2,195,000
Republic of Serbia, Series REGS (Serbia)
4.88%	02/25/20	[4]	1,200,000	1,219,800
Romanian Government International Bond, Series REGS (Romania)
4.88%	01/22/24	[4]	2,000,000	2,162,500
Russian Foreign Bond - Eurobond, Series REGS (Russia)
5.00%	04/29/20	[4]	2,200,000	2,275,625
South Africa Government International Bond (South Africa)
4.67%	01/17/24	[4]	1,100,000	1,093,730
Sri Lanka Government International Bond, Series REGS (Sri Lanka)
6.00%	01/14/19	[4]	1,200,000	1,222,200
Venezuela Government International Bond, Series REGS (Venezuela)
7.75%	10/13/19	[4]	1,500,000	521,250

Total Foreign Government Obligations (Cost $28,271,878)				27,136,221

MORTGAGE-BACKED — 48.67%**
Commercial Mortgage-Backed — 15.99%
Banc of America Commercial Mortgage Trust, Series 2006-1, Class A1A
5.38%	09/10/45	[3]	4,549,932	4,558,265
Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4
5.41%	09/10/47		8,652,949	8,827,903
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3
5.37%	10/10/45		11,000,000	11,109,670

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A4
5.49%	02/10/51		$10,217,179	$10,823,773
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4
5.32%	09/10/47	[3]	628,422	627,961
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-3, Class A4
5.89%	07/10/44	[3]	5,175,915	5,265,664
Bayview Commercial Asset Trust, Series 2004-2, Class A
0.62%	08/25/34	[2,3]	2,120,987	2,028,432
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR3, Class E
5.00%	02/11/41	[3]	449,626	450,107
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A4
5.80%	04/12/38	[3]	82,162	82,748
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A2
5.84%	06/11/40	[3]	9,070,571	9,111,747
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A3
5.74%	06/11/50		43,864	43,812
Bear Stearns Commercial Mortgage Securities, Series Trust 2004-PWR5, Class F
5.48%	07/11/42	[2,3]	1,990,000	2,128,407
CD Commercial Mortgage Trust, Series 2007-CD4, Class A1A
5.29%	12/11/49	[3]	2,188,547	2,259,514
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.35%	09/10/45	[2,3,5]	72,262,358	6,392,762
Commercial Mortgage Trust, Series 2007-C9, Class AAB
5.99%	12/10/49	[3]	476,547	478,530
Commercial Mortgage Trust, Series 2010-C1, Class A1
3.16%	07/10/46	[2]	214,178	214,041
Commercial Mortgage Trust, Series 2012-LC-4, Class A2
2.26%	12/10/44		5,119,927	5,188,098
Commercial Mortgage Trust, Series 2013-CR6, Class A1
0.72%	03/10/46		1,770,909	1,767,925
Credit Suisse Mortgage Trust, Series 2007-C2, Class A1A
5.53%	01/15/49	[3]	1,881,151	1,959,869

See accompanying notes to Schedule of Portfolio Investments.

113 / Semi-Annual Report September 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Credit Suisse Mortgage Trust, Series 2007-C5, Class A3
5.69%	09/15/40	[3]	$1,552,324	$1,554,171
DBRR Trust, Series 2012-EZ1, Class C
2.06%	09/25/45	[2]	3,823,563	3,826,474
DBRR Trust, Series 2013-EZ3, Class A
1.64%	12/18/49	[2,3]	2,074,724	2,074,724
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1
3.74%	11/10/46	[2]	14,176,795	14,243,202
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2
3.39%	07/10/44	[2]	6,215,574	6,286,708
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2
3.64%	08/10/44		10,947,659	11,073,568
DBUBS Mortgage Trust, Series 2011-LX2A, Class A1
3.53%	07/10/44	[2]	6,645,459	6,999,297
First Union Commercial Mortgage Trust, Series 1999-C1, Class F
5.35%	10/15/35	[2]	434,385	437,410
GE Business Loan Trust, Series 2006-2A, Class A
0.39%	11/15/34	[2,3]	8,403,037	7,979,823
GE Commercial Mortgage Corp., Series 2007-C1, Class A1A
5.48%	12/10/49	[3]	7,874,328	8,249,549
GMAC Commercial Mortgage Securities, Inc. Series 2006-C1, Class A1A
5.23%	11/10/45	[3]	1,012,891	1,014,745
GS Mortgage Securities Trust, Series 2010-C1, Class A1
3.68%	08/10/43	[2]	3,727,363	3,862,780
GS Mortgage Securities Trust, Series 2012-GC6, Class A2
2.54%	01/10/45		12,000,000	12,143,208
GS Mortgage Securities Trust, Series 2012-GC6, Class XA
2.26%	01/10/45	[2,3,5]	61,322,509	5,787,986
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-CBX, Class AJ
4.95%	01/12/37	[3]	1,220,541	1,220,882
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-LN2, Class A2
5.12%	07/15/41		1,968,138	1,968,550
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class A4
5.48%	12/12/44	[3]	2,180,796	2,189,585

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB17, Class ASB
5.42%	12/12/43		$31,880	$32,122
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A1A
5.40%	05/15/45		1,828,185	1,875,325
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A1A
5.26%	05/15/47		8,952,414	9,238,712
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3
5.34%	05/15/47		4,726,337	4,887,654
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class ASB
5.86%	02/15/51		200,000	206,037
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class ASB
5.87%	02/12/49	[3]	99,535	101,834
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class A1
3.85%	06/15/43	[2]	132,579	132,375
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A1
3.30%	08/05/32	[2]	2,466,384	2,581,848
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2
4.31%	08/05/32	[2]	7,385,000	8,099,925
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[2]	9,525,792	9,689,111
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A2
3.15%	08/15/46		6,783,821	6,907,252
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-PLSD, Class A2
3.36%	11/13/44	[2]	2,800,000	2,862,431
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2
2.21%	05/15/45		4,289,835	4,337,572
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CIBX, Class A3
3.14%	06/15/45		2,811,773	2,880,137

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 114

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CIBX, Class XA
1.92%	06/15/45	[3,5]	$92,956,124	$6,269,765
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4
5.16%	02/15/31		2,623,625	2,628,038
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2
5.30%	11/15/38		5,190,563	5,225,469
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2005-2A, Class 1A
0.44%	09/25/30	[2,3]	3,518,302	3,252,667
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006-2A, Class 1A
0.39%	09/25/36	[2,3]	3,943,155	3,715,655
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4
5.87%	05/12/39	[3]	10,550,137	10,650,122
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A
5.17%	12/12/49		7,089,407	7,337,182
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A2
1.87%	11/15/45		3,720,000	3,755,078
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		947,000	961,579
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,360,000	1,387,053
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A1
0.74%	02/15/46		5,201,544	5,193,524
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	08/15/49		3,721,883	3,780,006
Morgan Stanley Capital I Trust, Series 2005-T17, Class AJ
4.84%	12/13/41	[3]	827,102	830,377
Morgan Stanley Capital I Trust, Series 2006-HQ8, Class A4
5.59%	03/12/44	[3]	1,909,789	1,911,568
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4
5.33%	12/15/43		89,849	92,592
Morgan Stanley Capital I Trust, Series 2007-HQ12, Class A5
5.90%	04/12/49	[3]	563,275	563,799
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A2
5.61%	04/15/49		8,417,498	8,449,649

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2
3.88%	09/15/47	[2]	$1,380,465	$1,385,396
Morgan Stanley Capital I Trust, Series 2012-C4, Class A4
3.24%	03/15/45		1,200,000	1,248,802
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3
3.06%	05/10/63		5,880,000	6,103,646
Wachovia Bank Commercial Mortgage Trust Series, 2005-C17, Class G
5.81%	03/15/42	[2,3]	2,955,926	2,958,232
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3
5.25%	12/15/43		8,320,345	8,347,561
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A4
5.31%	12/15/43		6,800,000	6,911,694
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A2
5.90%	06/15/49	[3]	18,303,552	18,471,167
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2
4.39%	11/15/43	[2]	4,555,000	4,978,715
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		1,380,000	1,414,515
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2
3.79%	02/15/44	[2]	9,879,564	9,901,399
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A2
3.45%	06/15/44	[2]	8,327,216	8,415,193
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A3
4.39%	06/15/44	[2]	5,000,000	5,345,570
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A2
2.68%	11/15/44		110,000	111,171
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class XA
2.12%	11/15/44	[2,3,5]	28,572,508	2,233,569
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class A3
2.87%	11/15/45		1,185,000	1,206,680

				363,101,658

Non-Agency Mortgage-Backed — 26.47%
Aames Mortgage Investment Trust, Series 2006-1, Class A4
0.75%	04/25/36	[3]	2,082,000	1,826,077

See accompanying notes to Schedule of Portfolio Investments.

115 / Semi-Annual Report September 2015

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Accredited Mortgage Loan Trust, Series 2006-1, Class A4
0.47%	04/25/36	[3]	$7,000,000	$6,141,779
ACE Securities Corp., Series 2003-MH1, Class B1
6.50%	08/15/30	[2,3]	5,168	5,256
ACE Securities Corp., Series 2006-OP2, Class A2C
0.34%	08/25/36	[3]	872,395	753,866
ACE Securities Corp., Series 2007-ASP1, Class A2D
0.57%	03/25/37	[3]	3,974,221	2,398,561
Adjustable Rate Mortgage Trust, Series 2005-4, Class 5A1
2.43%	08/25/35	[3]	4,834,081	4,531,047
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.42%	09/25/35	[3]	650,765	629,430
Adjustable Rate Mortgage Trust, Series 2007-1, Class 1A1
2.76%	03/25/37	[3]	8,659,412	7,160,358
Asset-Backed Funding Certificates, Series 2007-NC1, Class A2
0.49%	05/25/37	[2,3]	6,032,000	4,448,931
Asset-Backed Funding Certificates, Series 2007-WMC1, Class A2B
1.19%	06/25/37	[3]	3,621,305	2,660,397
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1
1.17%	12/25/34	[3]	2,693,391	2,552,524
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A4
0.49%	01/25/36	[3]	5,000,000	4,436,707
Banc of America Alternative Loan Trust, Series 2003-3, Class A4
5.75%	05/25/33		1,070,254	1,098,805
Banc of America Alternative Loan Trust, Series 2003-4, Class 1A5
5.50%	06/25/33		1,082,142	1,110,231
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33		2,135,483	2,190,564
Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5
5.50%	11/25/33		936,560	958,710
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		139,909	140,054
Banc of America Funding Corp., Series 2004-B, Class 5A1
2.95%	11/20/34	[3]	834,934	805,781

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Corp., Series 2006-D, Class 3A1
2.88%	05/20/36	[3]	$2,991,254	$2,676,745
Banc of America Funding Corp., Series 2006-G, Class 2A1
0.44%	07/20/36	[3]	4,564,393	4,289,183
Banc of America Funding Corp., Series 2006-G, Class 2A4
0.51%	07/20/36	[3]	4,576,496	4,296,089
Banc of America Funding Corp., Series 2006-H, Class 2A3
2.89%	09/20/46	[3]	1,666,250	1,399,943
Banc of America Mortgage Securities, Inc., Series 2005-K, Class 2A1
2.70%	12/25/35	[3]	4,632,678	4,031,743
BCAP LLC Trust, Series 2007-AA1, Class 2A1
0.37%	03/25/37	[3]	8,492,141	7,367,425
BCAP LLC Trust, Series 2009-RR4, Class 1A1
9.50%	06/26/37	[2]	1,003,954	1,088,015
BCAP LLC Trust, Series 2012-R11, Class 11A1
2.71%	09/26/36	[2,3]	1,372,903	1,383,748
BCAP LLC Trust, Series 2013-RR2, Class 6A1
2.74%	06/26/37	[2,3]	529,541	528,871
BCAP LLC Trust, Series 2015-RR2, Class 23A1
0.40%	03/28/37	[2,3]	5,802,641	5,667,007
Bear Stearns ALT-A Trust, Series 2005-2, Class 2A4
2.50%	04/25/35	[3]	5,638,467	5,398,511
Bear Stearns ARM Trust, Series 2005-2, Class A1
2.68%	03/25/35	[3]	523,052	526,484
Bear Stearns Arm Trust, Series 2005-9, Class A1
2.66%	10/25/35	[3]	8,514,144	8,401,476
Bear Stearns Asset-Backed Securities Trust, Series 2005-AC6, Class 1A3
5.50%	09/25/35	[3]	1,031,840	1,032,212
Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		247,863	221,746
Bear Stearns Asset-Backed Securities Trust, Series 2006-HE9, Class 1A2
0.34%	11/25/36	[3]	2,450,166	2,005,466
Centex Home Equity Loan Trust, Series 2005-D, Class M1
0.62%	10/25/35	[3]	219,569	219,390

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 116

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
0.44%	06/25/36	[3]	$8,450,000	$7,694,752
Chase Mortgage Finance Corp., Series 2007-A1, Class 8A1
2.62%	02/25/37	[3]	2,679,095	2,714,040
CIM Trust, Series 2015-3AG, Class A1
1.94%	10/25/57	[2,3]	8,980,891	8,933,871
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
0.46%	11/25/35	[3]	137,380	99,773
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class MV1
0.84%	08/25/35	[3]	3,982	3,986
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A
5.24%	06/25/36	[3]	808,848	762,165
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class A2D
0.43%	08/25/36	[3]	2,300,000	2,011,100
Citigroup Mortgage Loan Trust, Inc., Series 2006-NC1, Class A2C
0.33%	08/25/36	[3]	3,247,610	2,980,016
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A
0.35%	08/25/36	[3]	255,278	249,367
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
0.40%	01/25/37	[3]	4,000,000	3,758,678
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.37%	03/25/37	[3]	2,896,589	2,851,673
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A4
0.54%	03/25/37	[3]	10,233,000	9,427,622
Citigroup Mortgage Loan Trust, Inc., Series 2010-9, Class 5A (STEP)
4.75%	03/25/37	[2]	54,230	55,306
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		63,936	68,050
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1
1.68%	01/25/36	[3]	5,366,034	4,938,378
Countrywide Alternative Loan Trust, Series 2006-HY12, Class A5
3.58%	08/25/36	[3]	10,618,391	10,254,361
Countrywide Alternative Loan Trust, Series 2007-HY5R, Class 2A1A
2.56%	03/25/47	[3]	10,469	10,471

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
2.61%	11/20/34	[3]	$163,690	$160,126
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2
0.48%	04/25/35	[3]	9,988,383	8,568,596
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
0.77%	02/25/35	[3]	48,051	40,740
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.49%	05/25/35	[3]	208,409	179,921
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-J2, Class 2A1
0.84%	07/25/37	[3]	2,667,796	1,703,236
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 9A1
2.22%	06/25/34	[3]	694,303	685,854
Credit Suisse Mortgage Trust, Series 2003-AR26, Class 3A1
2.50%	11/25/33	[3]	2,559,283	2,569,669
Credit Suisse Mortgage Trust, Series 2005-11, Class 1A1
6.50%	12/25/35		1,154,685	907,060
Credit Suisse Mortgage Trust, Series 2006-8, Class 3A1
6.00%	10/25/21		452,587	441,311
Credit Suisse Mortgage Trust, Series 2013-3R, Class 5A1
2.63%	10/27/36	[2,3]	1,294,282	1,296,712
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF4 (STEP)
3.39%	01/25/36		2,805,963	2,099,255
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF3 (STEP)
3.56%	12/25/36		1,000,000	758,355
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB3, Class AV4
0.45%	03/25/36	[3]	2,900,000	2,218,465
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A2
0.30%	11/25/36	[3]	7,054,114	3,896,474

See accompanying notes to Schedule of Portfolio Investments.

117 / Semi-Annual Report September 2015

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR2, Class A2
0.42%	02/25/37	[3]	$1,934,749	$1,040,303
Credit-Based Asset Servicing and Securitization LLC, Series 2007-BR4, Class A2B
0.39%	05/25/37	[3]	3,562,334	2,333,208
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2 (STEP)
4.00%	01/25/37		307,152	160,173
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.50%	02/25/37		4,045,532	3,010,535
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.50%	02/25/37		2,167,884	1,613,090
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A3 (STEP)
3.99%	03/25/37		3,911,788	2,390,094
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A1A
0.28%	04/25/37	[3]	6,495,550	5,504,102
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
0.25%	04/25/37	[3]	2,648,080	1,771,207
Credit-Based Asset Servicing and Securitization LLC, Series 2007-NC1, Class A2B
0.34%	12/25/36	[3]	4,112,989	2,314,235
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	45,979	45,976
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
0.56%	01/19/45	[3]	1,765,256	1,433,980
DSLA Mortgage Loan Trust, Series 2005-AR6, Class 2A1A
0.51%	10/19/45	[3]	9,697,533	8,145,173
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
0.40%	10/19/36	[3]	9,328,164	7,624,114
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
0.36%	04/19/48	[3]	3,671,338	3,060,313
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FFA, Class M2 (STEP)
5.98%	03/25/25		2,974	2,979

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF18, Class A2D
0.41%	12/25/37	[3]	$2,649,247	$1,716,582
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF1, Class A2D
0.41%	01/25/38	[3]	7,657,719	4,996,018
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF2, Class A2B
0.30%	03/25/37	[3]	1,069,652	689,073
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C
0.36%	10/25/36	[3]	1,457,791	1,066,058
First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4
0.44%	07/25/37	[3]	1,733,255	1,109,830
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.20%	09/25/34	[3]	1,866,659	1,832,478
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A3
2.20%	09/25/34	[3]	2,870,340	2,817,780
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA7, Class 1A1
2.18%	02/25/35	[3]	478,015	430,152
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
2.24%	12/25/35	[3]	4,043,401	3,464,285
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
2.29%	02/25/36	[3]	6,396,466	5,287,408
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA2, Class 2A1
2.37%	04/25/35	[3]	7,135,856	7,038,815
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
2.25%	09/25/35	[3]	10,366,091	9,217,788
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA8, Class 2A1
2.34%	10/25/35	[3]	11,241,096	9,507,508
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
2.27%	11/25/35	[3]	6,024,060	5,310,962
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
2.26%	03/25/36	[3]	6,327,932	5,320,170
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA7, Class A1
2.25%	01/25/37	[3]	9,152,525	7,472,853
First Horizon Alternative Mortgage Securities, Series 2005-AA3, Class 3A1
2.31%	05/25/35	[3]	3,959,724	3,763,137

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 118

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Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Asset Securities, Inc., Series 2004-AR5, Class 2A1
2.57%	10/25/34	[3]	$124,878	$122,241
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 1A1
2.74%	09/25/35	[3]	7,176,438	6,488,885
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1
2.67%	10/25/35	[3]	354,144	311,194
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1
2.62%	11/25/35	[3]	5,592,500	5,166,927
First Horizon Mortgage Pass-Through Trust, Series 2007-AR2, Class 1A2
2.73%	08/25/37	[3]	372,436	307,957
GE Business Loan Trust, Series 2007-1A, Class A
0.38%	04/16/35	[2,3]	7,762,975	7,349,891
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 2A1
3.17%	09/19/35	[3]	3,509,306	3,200,121
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 3A1
3.09%	09/19/35	[3]	6,038,155	5,822,252
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
3.03%	04/19/36	[3]	6,635,559	5,986,283
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	15,798	16,374
GreenPoint Mortgage Funding Trust, Series 2005-HY1, Class 2A
0.48%	07/25/35	[3]	7,109,891	6,530,719
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
0.37%	01/25/47	[3]	345,189	333,389
GSAA Home Equity Trust, Series 2006-4, Class 4A2
0.42%	03/25/36	[3]	526,641	489,244
GSAA Trust, Series 2006-2, Class 2A3
0.74%	12/25/35	[3]	83,494	83,525
GSR Mortgage Loan Trust, Series 2005-4F, Class 4A3
5.50%	05/25/35		81,825	83,386
GSR Mortgage Loan Trust, Series 2005-7F, Class 3A3 (IO)
5.31%	09/25/35	[3,5]	72,714	5,771
GSR Mortgage Loan Trust, Series 2005-AR4, Class 5A1
2.83%	07/25/35	[3]	3,672,657	3,536,951
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.70%	09/25/35	[3]	1,440,216	1,448,184

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1
2.59%	04/25/36	[3]	$668,480	$605,545
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
3.73%	05/25/47	[3]	2,836,237	2,523,229
Impac CMB Trust, Series 2005-2, Class 1A1
0.71%	04/25/35	[3]	9,205,135	8,529,699
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A1
2.80%	09/25/35	[3]	3,016,050	2,533,854
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1
4.55%	10/25/35	[3]	5,533,348	4,613,674
IndyMac Index Mortgage Loan Trust, Series 2005-AR25, Class 1A21
4.72%	12/25/35	[3]	3,998,731	3,110,629
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 1A3
0.46%	10/25/36	[3]	12,180,015	8,211,742
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 3A1
2.67%	05/25/36	[3]	1,119,918	952,229
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		87,223	90,656
JPMorgan Mortgage Acquisition Corp., Series 2007-CH1, Class MV1
0.42%	11/25/36	[3]	8,500,000	7,916,220
JPMorgan Mortgage Acquisition Corp., Series 2007-CH5, Class A4
0.35%	05/25/37	[3]	1,773,000	1,622,605
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1
2.74%	08/25/35	[3]	134,751	128,434
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
2.63%	05/25/36	[3]	104,452	87,194
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		843,009	806,408
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		589,380	590,815
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		23,023	23,755
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class 1A4
0.44%	06/25/37	[2,3]	7,678,957	6,797,374

See accompanying notes to Schedule of Portfolio Investments.

119 / Semi-Annual Report September 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman XS Trust, Series 2005-4, Class 1A3
0.99%	10/25/35	[3]	$276,616	$259,563
Lehman XS Trust, Series 2005-5N, Class 3A1A
0.49%	11/25/35	[3]	9,926,798	8,973,449
Lehman XS Trust, Series 2006-1, Class 1A1
0.44%	02/25/36	[3]	3,426,675	3,257,349
Luminent Mortgage Trust, Series 2007-2, Class 1A3
0.41%	05/25/37	[3]	1,320,525	1,213,754
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
2.04%	11/25/33	[3]	622,408	632,361
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 8A1
4.59%	10/25/34	[3]	1,139,214	1,114,292
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
2.25%	04/25/34	[3]	209,928	202,632
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 4A1
2.70%	02/25/36	[3]	303,993	299,878
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2
0.30%	03/25/47	[3]	2,055,159	2,024,204
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
0.47%	05/25/37	[3]	3,150,000	2,216,125
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D
0.52%	04/25/37	[3,5]	883,581	131,895
Merrill Lynch Mortgage Investors, Inc., Series 2003-A6, Class 2A
2.54%	10/25/33	[3]	543,295	540,708
Merrill Lynch Mortgage Investors, Inc., Series 2007-2, Class 1A1
2.76%	08/25/36	[3]	4,715,195	4,384,344
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		101,213	120,835
Morgan Stanley Capital, Inc., Series 2006-NC2, Class A2D
0.48%	02/25/36	[3]	5,420,507	4,791,012
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4
0.47%	02/25/36	[3]	6,000,000	5,547,682
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.06%	09/25/34	[3]	1,305,983	1,259,332

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A1
0.47%	11/25/35	[3]	$278,243	$270,310
Morgan Stanley Mortgage Loan Trust, Series 2006-2, Class 1A
5.25%	02/25/21		434,688	419,502
Morgan Stanley Resecuritization Trust, Series 2013-R3, Class 12A
2.77%	01/26/47	[2,3]	586,879	586,970
Morgan Stanley Resecuritization Trust, Series 2014-R9, Class 3A
1.02%	11/26/46	[2,3]	7,098,301	6,916,910
MortgageIT Trust, Series 2005-2, Class 2A
1.85%	05/25/35	[3]	5,245,523	5,181,903
MortgageIT Trust, Series 2005-4, Class A1
0.47%	10/25/35	[3]	8,498,802	7,491,417
MortgageIT Trust, Series 2005-5, Class A1
0.46%	12/25/35	[3]	1,311,676	1,157,922
New Century Home Equity Loan Trust, Series 2005-2, Class M1
0.62%	06/25/35	[3]	1,718,706	1,729,492
New Century Home Equity Loan Trust, Series 2005-D, Class A2D
0.52%	02/25/36	[3]	6,264,000	5,761,007
New York Mortgage Trust, Series 2005-3, Class A1
0.43%	02/25/36	[3]	2,307,220	2,154,521
Nomura Asset Acceptance Corp., Series 2005-AR4, Class 4A1
3.29%	08/25/35	[3]	9,476,552	9,078,788
Oakwood Mortgage Investors, Inc., Series 2000-A, Class A5
8.16%	09/15/29	[3]	12,645,760	9,538,368
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.50%	06/25/47	[3]	5,152,000	3,545,482
Residential Accredit Loans, Inc., Series 2005-QA13, Class 2A1
3.57%	12/25/35	[3]	5,038,428	4,372,685
Residential Accredit Loans, Inc., Series 2005-QA4, Class A41
3.00%	04/25/35	[3]	523,492	518,665
Residential Accredit Loans, Inc., Series 2005-QA7, Class A21
3.02%	07/25/35	[3]	3,004,138	2,661,761
Residential Accredit Loans, Inc., Series 2005-QA8, Class CB21
3.30%	07/25/35	[3]	2,177,187	1,771,313
Residential Accredit Loans, Inc., Series 2005-SP1, Class 4A1
7.00%	09/25/34		240,174	261,176

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 120

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc., Series 2006-QS13, Class 2A1
5.75%	09/25/21		$374,321	$360,901
Residential Accredit Loans, Inc., Series 2006-QS16, Class A6
6.00%	11/25/36		1,319,758	1,089,633
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37	[3,5]	5,609,153	41,050
Residential Asset Mortgage Products, Inc., Series 2006-RS3, Class A3
0.39%	05/25/36	[3]	18,249	18,123
Residential Asset Securities Corp., Series 2004-KS9, Class AII4
0.79%	10/25/34	[3]	24,441	18,350
Residential Asset Securities Corp., Series 2005-KS12, Class A3
0.51%	01/25/36	[3]	1,560,166	1,543,102
Residential Asset Securities Corp., Series 2006-A9CB, Class A9
6.00%	09/25/36		7,509,481	4,989,718
Residential Funding Mortgage Securities I, Inc., Series 2007-SA2, Class 1A
2.98%	04/25/37	[3]	428,807	292,348
Soundview Home Equity Loan Trust, Series 2007-WMC1, Class 3A3
0.45%	02/25/37	[3]	1,271,887	542,312
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
2.50%	09/25/34	[3]	1,787,869	1,779,706
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 4A2
2.55%	03/25/34	[3]	2,835,008	2,807,245
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1
2.44%	06/25/35	[3]	3,247,851	3,039,089
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 2A
2.49%	11/25/35	[3]	3,384,806	3,012,623
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-4XS, Class 2A1A
1.95%	03/25/35	[3]	4,519,681	4,346,752
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class 1A3
2.57%	04/25/35	[3]	8,493,525	8,060,644
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-11, Class 1A1
0.35%	12/25/36	[3]	340,663	287,870
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 22A1
1.99%	05/25/36	[3]	867,709	557,565

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 1A1
0.40%	05/25/46	[3]	$734,488	$555,548
Structured Asset Securities Corp., Series 2002-11A, Class 2A1
2.78%	06/25/32	[3]	146,662	143,438
Structured Asset Securities Corp., Series 2003-34A, Class 3A3
2.54%	11/25/33	[3]	198,907	197,032
Structured Asset Securities Corp., Series 2005-2XS, Class 2A2
1.70%	02/25/35	[3]	349,907	338,369
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-04, Class 3A1
3.02%	10/25/37	[3]	4,721,993	4,182,440
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-S1, Class 2A1
2.75%	01/25/37	[3]	2,282,238	2,269,711
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-S1, Class 5A1
3.62%	01/25/37	[3]	1,716,695	1,688,449
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
0.30%	01/25/37	[3]	4,622,742	2,620,348
WaMu Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1A
0.91%	11/25/34	[3]	449,844	431,120
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
2.39%	01/25/35	[3]	1,866,224	1,880,592
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
0.61%	05/25/44	[3]	261,745	249,556
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
0.51%	01/25/45	[3]	330,981	313,508
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
0.51%	08/25/45	[3]	1,155,467	1,079,487
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.43%	10/25/35	[3]	4,542,365	4,386,973
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.48%	10/25/45	[3]	806,117	757,905
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
2.45%	12/25/35	[3]	87,946	81,209
WaMu Mortgage Pass-Through Certificates, Series 2005-AR16, Class 1A3
2.35%	12/25/35	[3]	4,668,928	4,439,398

See accompanying notes to Schedule of Portfolio Investments.

121 / Semi-Annual Report September 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
0.52%	01/25/45	[3]	$2,085,626	$1,961,542
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
0.42%	04/25/45	[3]	578,205	550,117
WaMu Mortgage Pass-Through Certificates, Series 2005-AR9, Class A1A
0.51%	07/25/45	[3]	493,137	469,590
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
1.12%	05/25/46	[3]	5,021,540	4,714,197
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
1.18%	07/25/46	[3]	10,697,406	8,827,162
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 1A1
2.09%	03/25/37	[3]	4,994,338	4,180,857
WaMu Mortgage Pass-Through Certificates, Series 2007-OA2, Class 1A
0.90%	03/25/47	[3]	10,713,641	8,479,032
WaMu Mortgage Pass-Through Certificates, Series 2007-OA5, Class 1A
0.95%	06/25/47	[3]	3,428,837	2,843,729
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		93,241	90,713
Wells Fargo Home Equity Trust, Series 2006-1, Class A4
0.44%	07/25/36	[3]	5,675,500	5,358,119
Wells Fargo Home Equity Trust, Series 2006-2, Class A3
0.33%	07/25/36	[3]	19,639	19,649
Wells Fargo Home Equity Trust, Series 2007-1, Class A3
0.51%	03/25/37	[3]	4,690,000	3,329,819
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR4, Class 1A1
5.84%	04/25/36	[3]	467,480	445,372
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 7A1
3.19%	10/25/35	[3]	2,894,927	2,833,858
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A2
2.74%	07/25/36	[3]	555,000	541,023
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1
2.72%	10/25/36	[3]	2,721,545	2,502,873
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR17, Class A1
2.71%	10/25/36	[3]	1,026,710	984,215

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A1
2.65%	03/25/36	[3]	$4,863,017	$4,851,404
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR8, Class 3A2
2.60%	04/25/36	[3]	4,784,092	4,657,600

				601,070,842

U.S. Agency Mortgage-Backed — 6.21%
Fannie Mae Pool (TBA)
3.74%	05/01/18		4,007,356	4,259,723
Fannie Mae Pool 463617
4.91%	10/01/19		4,088,821	4,571,302
Fannie Mae Pool 468048
4.41%	05/01/21		1,724,862	1,924,953
Fannie Mae Pool 468861
3.84%	08/01/21		4,052,485	4,414,260
Fannie Mae Pool AD0150
5.18%	05/01/19		326,890	365,281
Fannie Mae Pool AD0851
4.37%	02/01/20		463,737	511,396
Fannie Mae Pool AE0134
4.40%	02/01/20		890,000	987,072
Fannie Mae Pool AE0600
3.98%	11/01/20		284,338	310,370
Fannie Mae Pool AE0918
3.66%	10/01/20		323,637	350,785
Fannie Mae Pool AL0151
4.38%	04/01/21		448,635	495,541
Fannie Mae Pool AL0600
4.30%	07/01/21		134,624	148,408
Fannie Mae Pool AL2293
4.38%	06/01/21		4,898,808	5,424,358
Fannie Mae Pool AM4125
3.74%	08/01/23		3,005,000	3,250,447
Fannie Mae Pool FN0000
3.58%	09/01/20		458,274	488,727
Fannie Mae Pool FN0002
3.35%	12/01/17		2,527,387	2,633,209
Fannie Mae Pool FN0004
3.62%	12/01/20		821,462	885,399
Fannie Mae Pool FN0005
3.38%	11/01/20		741,230	793,753
Fannie Mae REMICS, Series 2003-64, Class KS
9.39%	07/25/18	[3]	11,065	12,114
Fannie Mae REMICS, Series 2006-8, Class HJ (IO)
6.40%	03/25/36	[3]	2,529,527	501,492

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 122

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2007-52, Class LS (IO)
5.85%	06/25/37	[3]	$115,295	$19,436
Fannie Mae REMICS, Series 2007-77, Class SK (IO)
5.67%	08/25/37	[3]	223,920	28,595
Fannie Mae REMICS, Series 2007-88, Class JI (IO)
6.25%	04/25/37	[3]	2,274,783	482,474
Fannie Mae REMICS, Series 2008-18, Class SM (IO)
6.80%	03/25/38	[3]	134,947	23,046
Fannie Mae REMICS, Series 2008-62, Class SN (IO)
6.00%	07/25/38	[3]	609,461	83,203
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
6.40%	10/25/40	[3]	156,517	28,413
Fannie Mae REMICS, Series 2010-35, Class IA (IO)
5.00%	07/25/38		15,711	139
Fannie Mae, Series 2003-M2, Class D
4.68%	01/25/33	[3]	2,347,620	2,604,441
Fannie Mae, Series 2006-11, Class PS
23.86%	03/25/36	[3]	43,489	66,019
Fannie Mae, Series 2012-M12, Class 1A
2.93%	08/25/22	[3]	578,621	607,901
Fannie Mae, Series 2012-M15, Class A
2.74%	10/25/22	[3]	327,258	338,750
Fannie Mae, Series 2012-M2, Class X
0.90%	02/25/22	[3]	97,851,133	3,852,937
Fannie Mae, Series 2014-M5, Class FA
0.56%	01/25/17	[3]	12,066,657	12,080,594
Fannie Mae, Series 2014-M9, Class X1
4.15%	04/25/17	[3]	24,351,025	774,062
Fannie Mae-Aces, Series 2011-M5, Class X
1.37%	07/25/21	[3]	92,574,976	5,620,505
Fannie Mae-Aces, Series 2015-M12, Class FA
0.54%	04/25/20	[3]	11,370,000	11,376,911
Fannie Mae-Aces, Series 2015-M3, Class FA
0.42%	06/25/18	[3]	8,416,895	8,415,824
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class A2
4.19%	08/25/19		3,055,000	3,346,644
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20		1,525,000	1,686,912

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K719, Class X1
0.57%	06/25/22	[3]	$94,473,729	$2,063,495
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A2
0.74%	07/25/20	[3]	6,565,761	6,600,720
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF03, Class A
0.54%	01/25/21	[3]	12,267,557	12,273,262
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF09, Class A
0.57%	05/25/22	[3]	11,293,616	11,283,441
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		6,136,575	6,415,293
Freddie Mac REMICS, Series 2711, Class FA
1.21%	11/15/33	[3]	172,825	176,248
Freddie Mac REMICS, Series 2733, Class FB
0.81%	10/15/33	[3]	545,000	553,990
Freddie Mac REMICS, Series 3001, Class HS
16.26%	02/15/35	[3]	14,515	16,069
Freddie Mac REMICS, Series 3262, Class KS (IO)
6.20%	01/15/37	[3]	110,483	20,114
Freddie Mac REMICS, Series 3327, Class LZ
6.00%	06/15/37		871,188	962,534
Freddie Mac REMICS, Series 3339, Class JS
41.49%	07/15/37	[3]	34,506	67,726
Freddie Mac REMICS, Series 3404, Class AS (IO)
5.69%	01/15/38	[3]	154,449	24,127
Freddie Mac REMICS, Series 3439, Class SC (IO)
5.69%	04/15/38	[3]	122,169	20,012
Freddie Mac REMICS, Series 3828, Class TF
0.61%	04/15/29	[3]	239,460	240,159
Freddie Mac REMICS, Series 4030, Class HS (IO)
6.40%	04/15/42	[3]	369,593	72,247
Freddie Mac, Series 3885, Class PO (PO)
0.00%	11/15/33	[7]	57,157	51,230
Freddie Mac, Series K702, Class X1 (IO)
1.62%	02/25/18	[3]	59,792,431	1,825,747

See accompanying notes to Schedule of Portfolio Investments.

123 / Semi-Annual Report September 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series KP01, Class X (IO)
3.27%	01/25/19	[3]	$26,325,695	$2,049,956
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39	[3]	1,570,508	1,596,586
Ginnie Mae, Series 20088-80, Class D
5.35%	01/16/41		6,878,554	7,199,745
Ginnie Mae, Series 2011-109, Class AB
2.70%	04/16/43		1,132,392	1,152,687
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		242,917	55,997
Ginnie Mae, Series 2011-152, Class IO (IO)
1.08%	08/16/51	[3]	29,017,324	1,205,235
Ginnie Mae, Series 2011-69, Class GI (IO)
5.00%	05/16/40		550,200	69,280
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[3]	1,743,957	35,571
Ginnie Mae, Series 2011-81, Class IC (IO)
0.62%	07/20/35	[3]	3,713,650	65,619
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		245,602	16,819
Ginnie Mae, Series 2013-135, Class CS (IO)
6.00%	09/16/43	[3]	7,739,202	1,186,164

				141,065,469

Total Mortgage-Backed (Cost $1,106,621,727)				1,105,237,969

MUNICIPAL BONDS — 0.34%*
Arizona — 0.10%
Arizona Health Facilities Authority, Banner Health, Series B
1.03%	01/01/37	[3]	2,590,000	2,259,283

California — 0.01%
State of California, Build America Bonds
7.95%	03/01/36		150,000	179,949

New York — 0.23%
City of New York, Build America Bonds, Series F1
6.65%	12/01/31		3,000,000	3,491,340
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42		1,650,000	1,884,284

				5,375,624

Total Municipal Bonds (Cost $7,238,484)				7,814,856

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES — 1.37%
U.S. Agency Securities — 1.37%
Federal Farm Credit Bank
0.22%	04/26/17	[3]	$ 4,850,000	$ 4,851,547
0.23%	09/14/16	[3]	3,545,000	3,546,124
0.23%	05/08/17	[3]	13,250,000	13,258,546
0.23%	05/03/18	[3]	3,250,000	3,259,302
0.26%	04/17/17	[3]	3,630,000	3,633,456

Federal Home Loan Bank
0.22%	10/07/15	[3]	2,510,000	2,510,013

Total U.S. Agency Securities (Cost $31,033,730)				31,058,988

Total Bonds – 88.71% (Cost $2,029,138,336)				2,014,327,666

Issues			Shares	Value
COMMON STOCK — 0.38%
Real Estate Investment Trust (REIT) — 0.38%
American Capital Agency Corp.
0.20%			460,166	8,605,104

Total Common Stock (Cost $9,750,173)
Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 11.31%
Money Market Funds — 6.07%
Dreyfus Cash Advantage Fund
0.00%[8]			23,779,000	23,779,000
Morgan Stanley Institutional Fund
0.00%[8]			114,158,000	114,158,000

				137,937,000

U.S. Agency Discount Notes — 5.21%
Fannie Mae
0.15%[9]	11/04/15		60,000,000	59,996,880
0.16%[9]	11/03/15		48,010,000	48,007,600
Federal Home Loan Bank
0.18%[9]	11/18/15		10,230,000	10,229,253

				118,233,733

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 124

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 0.03%
U.S. Treasury Bills
0.02%[9]	10/15/15	[10]	$440,000	$440,010
0.03%[9]	10/08/15	[10]	140,000	140,000
0.15%[9]	01/07/16	[10]	165,000	164,999

				745,009

Total Short-Term Investments (Cost $256,903,961)				256,915,742

Total Investments – 100.40% (Cost $2,295,792,470)[1]				2,279,848,512

Liabilities in Excess of Other
Assets – (0.40)%				(9,165,750)

Net Assets – 100.00%				$2,270,682,762

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
56	U.S. Treasury Ten Year Note, Expiration December 2015	$(84,535)
160	U.S. Treasury Ultra Bond, Expiration December 2015	(326,626)

	Net unrealized (depreciation)	$(411,161)

Notes:

[1]	Cost for federal income tax purposes is $2,295,805,187 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$16,327,917
Gross unrealized (depreciation)	(32,284,592)

Net unrealized depreciation	$(15,956,676)

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Floating rate security. The rate disclosed was in effect at September 30, 2015.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $23,034,298, which is 1.01% of total net assets.

[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.

[7]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2015.

[8]	Represents the current yield as of September 30, 2015.

[9]	Represents annualized yield at date of purchase.

[10]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $745,006.

†	Fair valued security. The aggregate value of fair valued securities is $2,852,446, which is 0.13% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

125 / Semi-Annual Report September 2015

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 89.66%
BANK LOANS — 77.94%*
Automotive — 1.61%
Allison Transmission, Inc., Term Loan B3, 1st Lien
3.75%	08/23/19	[2]	$994,937	$996,240
Fiat Chrysler Group LLC, Term Loan B
3.50%	05/24/17	[2]	1,478,947	1,474,237

				2,470,477

Commercial Services — 2.11%
AlixPartners LP, Term Loan B, 1st Lien
4.50%	07/23/22	[2]	1,500,000	1,498,365
CHI Overhead Doors, Term Loan, 1st Lien
4.75%	07/28/22	[2]	1,250,000	1,251,162
SRS Distribution, Inc., Term Loan, 1st Lien
1.00%	08/06/22	[2]	500,000	499,790

				3,249,317

Communications — 8.57%
Altice Financing SA, Senior Secured Term Loan B, 1st Lien
5.25%	01/30/22	[2]	997,500	995,630
Cincinnati Bell, Term Loan, 1st Lien
4.00%	09/10/20	[2]	490,000	489,184
CSC Holdings LLC, Term Loan B 1st Lien
5.00%	09/25/22	[2]	1,250,000	1,244,687
eResearchTechnology, Inc., Term Loan B, 1st Lien
5.50%	12/31/22	[2]	997,500	995,161
Integra Telecom, Term Loan B, 1st Lien
5.25%	08/08/20	[2]	995,000	991,582
Level 3 Financing, Inc., Term Loan B, 1st Lien
4.00%	01/15/20	[2]	1,000,000	998,375
Media General, Inc., Term Loan B, 1st Lien
4.00%	07/31/20	[2]	905,938	900,185
Mediarena Acquisition BV, Term Loan, 1st Lien
6.75%	08/13/21	[2]	1,093,225	1,060,434
Merrill Communications LLC, Term Loan, 1st Lien
6.25%	05/29/22	[2]	497,010	495,767
Numericable U.S. LLC, Term Loan B1, 1st Lien
4.50%	04/23/20	[2]	532,133	530,249
Numericable U.S. LLC, Term Loan B2, 1st Lien
4.50%	04/23/20	[2]	460,367	458,738
Sinclair Television Group, Inc., Term Loan B1, 1st Lien
3.50%	07/30/21	[2]	1,496,250	1,485,971

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Tribune Media Co., Term Loan B, 1st Lien
3.75%	12/27/20	[2]	$682,120	$677,290
Univision Communications, Inc., 2013 Incremental Term Loan
4.00%	03/01/20	[2]	921,462	916,786
Univision Communications, Inc., Converted Extended Term Loan, 1st Lien
4.00%	03/01/20	[2]	269,253	267,906
WideOpenWest Finance LLC, Term Loan B, 1st Lien
4.50%	04/01/19	[2]	667,134	661,767

				13,169,712

Consumer Discretionary — 3.02%
Hanesbrands, Inc., Term Loan B, 1st Lien
3.25%	04/15/22	[2]	497,500	500,816
Hilton Worldwide Finance LLC, Term Loan B2
4.00%	09/23/20	[2]	720,833	720,156
La Quinta Intermediate Holdings LLC, Term Loan B, 1st Lien
4.25%	02/24/21	[2]	415,963	413,535
Laureate Education, Inc., Term Loan B, 1st Lien
5.00%	06/16/18	[2]	1,474,590	1,238,656
NCL Corp. Ltd., Term Loan B, 1st Lien (Bermuda)
4.00%	11/19/21	[2,3]	496,250	497,076
Spectrum Brands Holdings, Inc., Term Loan, 1st Lien
3.75%	06/16/22	[2]	1,269,233	1,275,401

				4,645,640

Electric — 4.60%
Chief Power Finance LLC, Term Loan B, 1st Lien
5.75%	12/31/20	[2]	992,500	992,500
EFS Cogen Holdings I LLC, Term Loan B, 1st Lien
3.75%	12/17/20	[2]	503,490	502,390
ExGen Texas Power LLC, Term Loan B, 1st Lien
5.75%	09/18/21	[2]	1,484,583	1,252,617
GIM Channelview Cogeneration LLC, Term Loan B, 1st Lien
4.25%	05/02/20	[2]	1,202,161	1,124,021
Green Energy Partners/Stonewall LLC, Term Loan B1, 1st Lien
6.50%	11/13/21	[2]	500,000	495,000
Moxie Liberty LLC (Panda), Term Loan, 1st Lien
7.50%	08/21/20	[2]	850,000	816,000

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 126

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
Panda Power Funds, Term Loan B1, 1st Lien
6.75%	12/19/20	[2]	$1,000,000	$955,000
Panda Temple Power II LLC, Term Loan
7.25%	04/03/19	[2]	125,000	112,500
Viva Alamo LLC, Term Loan B, 1st Lien
5.25%	02/20/21	[2,4]	969,059	814,010

				7,064,038

Energy — 4.02%
Alinta Energy Finance Pty Ltd., Term Loan B, 1st Lien
6.38%	08/13/19	[2]	1,399,552	1,402,875
Alinta Energy Finance Pty Ltd., Term Loan DD, 1st Lien
6.38%	08/13/18	[2]	93,014	93,235
Azure Midstream Energy LLC, Term Loan B
7.50%	11/15/18	[2]	283,705	243,986
EMG Utica LLC, Term Loan B, 1st Lien
4.75%	03/27/20	[2]	950,940	903,393
EP Energy LLC, Term Loan B2, 1st Lien
4.50%	04/30/19	[2]	187,500	181,406
Harvey Gulf International Marine, Term Loan B, 1st Lien
5.50%	06/18/20	[2]	892,738	583,851
Pike Corp., Term Loan, 1st Lien
5.50%	12/22/21	[2]	470,524	471,701
Pike Corp., Term Loan, 2nd Lien
9.50%	06/22/22	[2]	500,000	493,750
Power Buyer LLC, Term Loan, 1st Lien
4.25%	05/06/20	[2]	1,090,631	1,081,088
Wheelabrator (Granite Acquisition, Inc.), Term Loan B, 1st Lien
5.00%	12/17/21	[2]	713,003	699,930
Wheelabrator (Granite Acquisition, Inc.), Term Loan C, 1st Lien
5.00%	12/17/21	[2]	31,609	31,030

				6,186,245

Finance — 4.42%
American Beacon Advisors, Inc., Term Loan, 1st Lien
5.50%	03/06/22	[2]	997,500	999,994
Aruba Investments, Inc., Term Loan B, 1st Lien
4.50%	02/02/22	[2]	415,627	414,588
Black Knight, Term Loan B, 1st Lien
3.75%	05/07/22	[2]	997,500	1,002,487
CBAC Borrower LLC, Term Loan B, 1st Lien
8.25%	07/02/20	[2]	1,500,000	1,417,500

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Finance (continued)
Fly Funding II SARL, Term Loan, 1st Lien
3.50%	08/09/19	[2]	$973,333	$967,557
ILFC AIG, Term Loan B, 1st Lien
3.50%	02/27/21	[2]	1,000,000	999,020
RPI Finance Trust, Term Loan B4, 1st Lien
3.50%	12/18/20	[2]	993,744	991,985

				6,793,131

Food — 3.03%
Del Monte Foods, Inc., Term Loan, 1st Lien
4.25%	11/26/20	[2]	492,500	467,875
Diamond Foods, Inc., Term Loan, 1st Lien
4.25%	08/20/18	[2]	492,500	491,884
Dole Food Co., Inc., Term Loan B, 1st Lien
4.50%	11/01/18	[2]	971,187	970,459
Hostess Brands LLC, Term Loan, 1st Lien
4.50%	07/29/22	[2]	1,000,000	1,002,650
Pinnacle Foods LLC, Term Loan H, 1st Lien
3.00%	04/29/20	[2]	1,484,924	1,483,068
Post Holdings, Inc., Term Loan B, 1st Lien
3.75%	06/02/21	[2]	237,202	237,558

				4,653,494

Gaming — 4.08%
AMC Entertainment, Inc. Term Loan B, 1st Lien
3.50%	04/30/20	[2]	488,722	488,160
American Casino & Entertainment Properties LLC, Term Loan, 1st Lien
5.00%	06/18/22	[2]	997,500	999,994
Boyd Gaming Corp., Term Loan B, 1st Lien
4.00%	08/14/20	[2]	683,569	684,103
Golden Nugget, Inc., Delayed-Draw Term Loan, 1st Lien
5.50%	11/21/19	[2]	502,227	504,347
Golden Nugget, Inc., Term Loan B, 1st Lien
5.50%	11/21/19	[2]	1,171,864	1,176,809
Las Vegas Sands LLC, Term Loan B, 1st Lien
3.25%	12/19/20	[2]	982,500	974,827
MotorCity Casino, Term Loan B, 1st Lien
4.50%	07/31/21	[2]	442,628	442,420
Penn National Gaming, Inc., Term Loan B
3.25%	10/30/20	[2]	29,475	29,457
Tropicana Entertainment, Inc., Term Loan, 1st Lien
4.00%	11/27/20	[2]	980,000	976,732

				6,276,849

See accompanying notes to Schedule of Portfolio Investments.

127 / Semi-Annual Report September 2015

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care — 9.18%
Acadia Healthcare Co., Inc., Term Loan B, 1st Lien
4.25%	02/11/22	[2]	$992,500	$999,621
Accellent, Inc., Term Loan, 1st Lien
4.50%	03/12/21	[2]	492,500	492,500
Air Medical Group Holdings, Inc., Term Loan B, 1st Lien
4.50%	04/16/22	[2]	1,496,250	1,479,657
Carestream Health, Inc., Term Loan, 1st Lien
5.00%	06/07/19	[2]	301,125	289,456
CHS/Community Health Systems, Inc., Term Loan G, 1st Lien
3.75%	12/31/19	[2]	346,845	346,719
CHS/Community Health Systems, Inc., Term Loan H, 1st Lien
4.00%	01/27/21	[2]	638,186	639,025
Concentra, Term Loan, 1st Lien
4.00%	05/08/22	[2]	498,750	498,433
DaVita Healthcare Partners, Inc., Term Loan B, 1st Lien
3.50%	06/19/21	[2]	987,500	987,495
Endo International, Term Loan B1, 1st Lien
3.75%	06/24/22	[2]	1,000,000	998,595
Genoa Healthcare, Term Loan, 1st Lien
4.50%	04/22/22	[2]	1,496,250	1,494,387
Halyard Health, Inc., Term Loan B, 1st Lien
4.00%	10/31/21	[2]	434,647	436,603
HCA, Inc., Term Loan B5, 1st Lien
2.75%	03/31/17	[2]	994,924	995,153
Physio-Control International, Inc., Term Loan B, 1st Lien
5.50%	05/19/22	[2]	750,000	746,254
RegionalCare Hospital Partners, Inc., Term Loan B, 1st Lien
5.25%	04/23/19	[2]	1,488,712	1,476,929
Sterigenics-Nordion Holdings LLC, Term Loan B, 1st Lien
4.25%	04/27/22	[2]	1,000,000	995,630
Surgery Center Holdings, Inc., Term Loan, 1st Lien
5.25%	11/03/20	[2]	496,250	496,947
Valeant Pharmaceuticals International, Inc., Term Loan BF1, 1st Lien (Canada)
4.00%	03/13/22	[2,3]	745,627	739,106

				14,112,510

Industrials — 16.46%
Ardagh Holdings USA, Inc., Term Loan B, 1st Lien
4.00%	12/17/19	[2]	492,500	491,424
B/E Aerospace, Inc., Term Loan B, 1st Lien
4.00%	12/16/21	[2]	938,182	940,968

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
BWAY Holding Co., Term Loan B, 1st Lien
5.50%	08/14/20	[2]	$987,500	$985,648
Consolidated Container Co. LLC, Term Loan B, 1st Lien
5.00%	07/03/19	[2,4]	488,665	457,513
Consolidated Container Co. LLC, Term Loan B, 2nd Lien
7.75%	01/03/20	[2,4]	1,000,000	865,000
Excelitas Technologies Corp., Term Loan, 1st Lien
6.00%	10/30/20	[2]	484,803	470,865
Filtration Group, Inc., Term Loan B, 1st Lien
4.25%	11/21/20	[2,4]	993,750	995,201
Infiltrator Systems Integrated LLC, Term Loan, 1st Lien
5.25%	05/21/22	[2]	997,500	998,333
Intelligrated, Inc., Term Loan, 1st Lien
4.75%	07/30/18	[2]	1,472,307	1,461,265
Jazz Acquisition, Inc., Term Loan, 1st Lien
4.50%	06/19/21	[2]	493,939	485,915
Jazz Acquisition, Inc., Term Loan, 2nd Lien
7.75%	06/19/22	[2]	1,500,000	1,453,125
JLL/Delta Dutch Newco B.V., Term Loan B, 1st Lien
4.25%	03/11/21	[2]	987,500	973,310
Kloeckner Pentaplast Germany Erste Gmbh, Term Loan, 1st Lien (Germany)
5.00%	04/22/20	[2,3]	298,653	300,007
Kloeckner Pentaplast of America, Term Loan, 1st Lien
5.00%	04/28/20	[2]	698,847	702,017
LTI Flexible Products, Inc., Term Loan, 1st Lien
5.25%	04/17/22	[2]	1,496,250	1,486,427
Mauser Holding Gmbh, Term Loan, 1st Lien
4.50%	07/31/21	[2]	1,288,492	1,286,424
Multi Packaging Solutions, Inc.
4.25%	09/30/20	[2]	492,500	489,791
Multi Packaging Solutions, Inc., Term Loan, 1st Lien
4.25%	09/30/20	[2]	982,519	976,378
Munters Corp., Term Loan B, 1st Lien
6.25%	05/05/21	[2]	748,106	738,755
OSG Bulk Ships, Inc., Term Loan B-Exit, 1st Lien
4.25%	08/05/19	[2]	991,231	982,558
Peacock Engineering Co. LLC, Term Loan, 1st Lien
5.25%	07/29/22	[2]	1,500,000	1,502,340
Penn Engineering & Manufacturing Corp., Term Loan, 1st Lien
4.00%	08/29/21	[2]	495,000	494,228

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 128

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Plaze, Inc., Term Loan, 1st Lien
5.25%	07/30/22	[2]	$1,250,000	$1,253,125
Ply Gem Industries, Inc., Term Loan, 1st Lien
4.00%	01/30/21	[2]	492,500	489,052
Polymer Group, Inc., Term Loan B, 1st Lien
5.25%	12/19/19	[2]	1,980,901	1,982,763
Synagro Infrastructure, Term Loan, 1st Lien
6.25%	08/22/20	[2]	673,372	619,502
Tank Holding Corp., Term Loan, 1st Lien
5.25%	03/16/22	[2]	945,652	944,177
Zebra Technologies Corp., Term Loan B, 1st Lien
4.75%	10/27/21	[2]	470,455	474,035

				25,300,146

Information Technology — 4.78%
Activision Blizzard, Inc., Term Loan, 1st Lien
3.25%	09/12/20	[2]	553,150	554,226
Dell, Inc., Term Loan B2, 1st Lien
4.00%	04/29/20	[2]	901,593	898,121
First Data Corp., 2021 Extended Term Loan
5.00%	03/24/21	[2]	230,043	230,042
First Data Corp., Term Loan B1, 1st Lien
4.50%	09/24/18	[2]	300,000	297,525
First Data Corp., Term Loan C1, 1st Lien
4.50%	03/24/18	[2]	500,000	496,643
Freescale Semiconductor, Inc., Term Loan B4, 1st Lien
4.25%	03/01/20	[2]	994,937	995,350
Linxens France SA, Term Loan, 1st Lien (France)
5.00%	07/31/22	[2,3]	1,500,000	1,493,122
Mitel Networks, Term Loan B, 1st Lien
5.00%	04/13/22	[2]	997,500	993,450
SS&C Technologies, Inc., Term Loan B1, 1st Lien
4.00%	06/29/22	[2]	1,190,583	1,194,554
SS&C Technologies, Inc., Term Loan B2, 1st Lien
4.00%	06/29/22	[2]	188,341	188,969

				7,342,002

Insurance — 1.46%
Confie Seguros, Term Loan, 1st Lien
5.75%	12/10/18	[2]	1,246,787	1,249,904
Hyperion Insurance Group Ltd., Term Loan B, 1st Lien
5.50%	03/26/22	[2]	995,000	997,487

				2,247,391

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Materials — 1.99%
Chromaflo Technologies Corp., Term Loan B, 1st Lien
4.50%	12/02/19	[2]	$982,109	$950,191
Hoffmaster Group, Inc., Term Loan, 2nd Lien
10.00%	05/09/21	[2]	500,000	492,500
Novelis, Inc., Term Loan B, 1st Lien
4.50%	05/28/22	[2]	748,125	737,573
Tata Chemicals North America, Inc., Term Loan B, 1st Lien
3.75%	08/09/20	[2]	886,931	886,190

				3,066,454

Real Estate Investment Trust (REIT) — 0.61%
Realogy Group LLC, Term Loan B, 1st Lien
3.75%	03/05/20	[2]	928,208	927,196
Realogy Group LLC, Extended Synthetic Commitment
5.25%	10/10/16	[2]	13,728	13,652

				940,848

Retail — 1.34%
Dollar Tree, Inc., Term Loan B, 1st Lien
3.50%	03/09/22	[2]	1,253,165	1,255,777
PetSmart, Inc., Term Loan B, 1st Lien
4.25%	03/10/22	[2]	797,500	797,037

				2,052,814

Services — 4.51%
Apollo Security Services LLC, Term Loan, 1st Lien
5.00%	06/19/21	[2]	1,500,000	1,502,820
Block and Co., Term Loan B, 1st Lien
4.00%	11/07/21	[2]	495,000	497,475
Bright Horizons Family Solutions, Inc., Term Loan, 1st Lien
3.75%	01/30/20	[2]	488,693	489,695
ESH Hospitality, Inc., Term Loan B, 1st Lien
5.00%	06/24/19	[2]	977,234	989,449
NEP/NCP Holdco, Term Loan B, 1st Lien
4.25%	01/22/20	[2]	746,222	733,163
Pods LLC, Term Loan B, 1st Lien
5.25%	02/02/22	[2]	497,500	493,769
Research Now Group, Inc., Term Loan B, 1st Lien
5.50%	03/18/21	[2]	746,250	744,384
Wash Multifamily Laundry Systems Corp., Term Loan B, 1st Lien
4.25%	05/05/22	[2]	1,273,264	1,260,532
4.25%	05/05/22	[2]	222,986	220,756

				6,932,043

See accompanying notes to Schedule of Portfolio Investments.

129 / Semi-Annual Report September 2015

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Transportation — 2.15%
Air Canada, Term Loan B, 1st Lien (Canada)
4.00%	09/26/19	[2,3]	$427,510	$428,045
American Airlines, Inc., Term Loan B-Exit, 1st Lien
3.50%	06/27/20	[2]	982,500	974,271
Navios Maritime Partners LP, Term Loan B, 1st Lien (Greece)
5.25%	06/27/18	[2,3]	1,403,383	1,399,004
5.50%	06/12/20	[2,3]	498,750	497,503

				3,298,823

Total Bank Loans (Cost $121,186,182)				119,801,934

CORPORATES — 10.47%*
Banking — 0.32%
Bank of America N.A. (BKNT)
0.64%	06/15/17	[2]	500,000	496,803

Communications — 3.07%
CSC Holdings LLC
6.75%	11/15/21		1,000,000	897,500
DISH DBS Corp.
4.25%	04/01/18		1,000,000	973,750
Sprint Communications, Inc.
9.00%	11/15/18	[5]	1,000,000	1,045,000
Verizon Communications, Inc.
2.09%	09/14/18	[2]	1,750,000	1,802,158

				4,718,408

Energy — 0.65%
Enbridge, Inc. (Canada)
0.98%	10/01/16	[2,3]	1,000,000	1,000,546

Finance — 2.98%
Chase Capital II, Series B
0.80%	02/01/27	[2]	500,000	430,303
Citigroup, Inc.
0.88%	08/25/36	[2]	1,800,000	1,363,033
General Electric Capital Corp. (MTN)
0.80%	08/15/36	[2]	850,000	763,918
Goldman Sachs Group, Inc. (MTN)
1.93%	11/29/23	[2]	1,000,000	1,004,429
JPMorgan Chase Capital XXI, Series U
1.25%	02/02/37	[2]	1,000,000	782,500
JPMorgan Chase Capital XXIII
1.32%	05/15/47	[2]	300,000	231,375

				4,575,558

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care — 0.78%
Actavis Funding SCS (Luxembourg)
1.42%	03/12/18	[2,3]	$700,000	$697,826
LifePoint Hospitals, Inc.
5.50%	12/01/21		500,000	505,500

				1,203,326

Holding Companies — 0.56%
Entegra TC LLC/Entegra Issuance Corp., Series A (PIK)
10.00%	10/03/17	[2,5,6]	833,572	856,495

Industrials — 0.63%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
3.34%	12/15/19	[2,3,5]	1,000,000	967,500

Insurance Brokers — 0.29%
Alliant Holdings I LLC
4.50%	07/28/22	[2]	448,875	443,827

Materials — 0.28%
Platform Specialty Products Corp.
6.50%	02/01/22	[5]	500,000	432,500

Real Estate Investment Trust (REIT) — 0.33%
DuPont Fabros Technology LP (WI)
5.88%	09/15/21		500,000	513,750

Transportation — 0.58%
American Airlines Pass-Through Trust, Series 2013-2, Class B
5.60%	07/15/20	[5]	873,213	895,043

Total Corporates (Cost $16,327,260)				16,103,756

U.S. AGENCY SECURITIES — 1.25%
U.S. Agency Securities — 1.25%
Federal Farm Credit Bank
0.22%	04/26/17	[2]	680,000	680,217
0.23%	09/14/16	[2]	635,000	635,201
0.26%	04/17/17	[2]	605,000	605,576

Total U.S. Agency Securities (Cost $1,919,913)				1,920,994

Total Bonds – 89.66% (Cost $139,433,355)				137,826,684

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 130

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 7.79%
Money Market Funds — 4.79%
Dreyfus Cash Advantage Fund
0.00%[7]		733,000	$733,000
Morgan Stanley Institutional Fund
0.00%[7]		6,637,000	6,637,000

			7,370,000

U.S. Agency Discount Notes — 1.63%
Federal Home Loan Bank
0.16%[8]	11/10/15	$2,500,000	2,499,848

U.S. Treasury Bills — 1.37%
U.S. Treasury Bills
0.15%[8]	01/07/16	2,100,000	2,099,994

Total Short-Term Investments (Cost $11,968,873)			11,969,842

Total Investments – 97.45% (Cost $151,402,228)[1]			149,796,526

Cash and Other Assets, Less Liabilities – 2.55%			3,918,782

Net Assets – 100.00%			$153,715,308

Notes:

[1]	Cost for federal income tax purposes is $151,402,260 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$583,594
Gross unrealized (depreciation)	(2,189,327)

Net unrealized (depreciation)	$(1,605,734)

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2015.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $3,131,724, which is 2.04% of total net assets.

[5]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[6]	Payment-in-kind (“PIK”) security. Income paid in additional securities.

[7]	Represents the current yield as of September 30, 2015.

[8]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(MTN): Medium-term note

(PIK): Payment in kind

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

131 / Semi-Annual Report September 2015

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 85.29%
ASSET-BACKED SECURITIES — 13.54%**
American Money Management Corp., Series 2014-14A, Class A1L (Cayman Islands)
1.75%	07/27/26	[2,3,4]	$490,000	$487,127
Babson CLO Ltd., Series 2014-IA, Class A1 (Cayman Islands)
1.78%	07/12/25	[2,3,4]	500,000	497,860
Babson CLO Ltd., Series 2014-IIA, Class A (Cayman Islands)
1.56%	10/17/26	[2,3,4]	430,000	426,860
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.56%	01/25/35	[3,4]	333,868	309,058
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
0.42%	12/25/36	[3,4]	1,032,551	896,747
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.43%	07/25/37	[3,4]	459,171	389,939
Betony CLO Ltd., Series 2015-1A, Class A (Cayman Islands)
1.80%	04/15/27	[2,3,4]	400,000	398,499
CIT Education Loan Trust, Series 2007-1, Class A
0.37%	03/25/42	[3,4]	1,377,684	1,280,135
Crystal River, Series 2005-1A, Class A (Cayman Islands)
0.69%	03/02/46	[2,3,4,5]	470,845	47,085
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
1.79%	04/15/27	[2,3,4]	420,000	418,470
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
0.99%	04/26/32	[3,4]	645,000	623,782
EFS Volunteer LLC, Series 2010-1, Class A2
1.15%	10/25/35	[3,4]	800,000	772,851
GE Business Loan Trust, Series 2004-2A, Class A
0.43%	12/15/32	[3,4]	153,570	150,244
GE Business Loan Trust, Series 2005-1A, Class A3
0.46%	06/15/33	[3,4]	548,441	532,135
GE Business Loan Trust, Series 2005-2A, Class A
0.44%	11/15/33	[3,4]	544,002	523,503
Global SC Finance SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/24	[2,4]	269,417	271,733
Higher Education Funding, Series 2014-1, Class A
1.38%	05/25/34	[3,4]	463,389	451,069

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Leaf II Receivables Funding LLC, Series 2013-1, Class E2
6.00%	09/15/21	[4]	$520,000	$498,264
Limerock CLO II Ltd., Series 2014-2A, Class A (Cayman Islands)
1.79%	04/18/26	[2,3,4]	580,000	577,580
Magnetite XII CLO Ltd., Series 2015-12A, Class A (Cayman Islands)
1.79%	04/15/27	[2,3,4]	420,000	418,905
National Collegiate Student Loan Trust, Series 2006-1, Class A3
0.38%	05/25/26	[3]	44,591	44,536
National Collegiate Student Loan Trust, Series 2007-2, Class A2
0.32%	06/26/28	[3]	394,998	383,299
Nelnet Student Loan Trust, Series 2014-4A, Class A2
1.14%	11/25/43	[3,4]	500,000	459,310
Neuberger Berman CLO Ltd., Series 2014-16A, Class A1 (Cayman Islands)
1.76%	04/15/26	[2,3,4]	580,000	576,371
Panthera Aviation, Series 2013-1
10.00%	01/25/22	3,4,5,†	500,000	490,005
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48	[4]	228,563	234,832
Scholar Funding Trust, Series 2012-B, Class A2
1.29%	03/28/46	[3,4]	1,000,000	989,708
SLC Student Loan Trust, Series 2004-1, Class B
0.61%	08/15/31	[3]	293,945	249,610
SLC Student Loan Trust, Series 2005-2, Class B
0.62%	03/15/40	[3]	429,569	365,566
SLC Student Loan Trust, Series 2005-3, Class B
0.59%	06/15/40	[3]	231,522	204,714
SLC Student Loan Trust, Series 2006-2, Class B
0.57%	12/15/39	[3]	531,012	443,750
SLM Student Loan Trust, Series 2004-2, Class B
0.77%	07/25/39	[3]	532,187	455,365
SLM Student Loan Trust, Series 2005-4, Class B
0.48%	07/25/40	[3]	321,537	270,411
SLM Student Loan Trust, Series 2005-9, Class B
0.60%	01/25/41	[3]	387,448	323,663
SLM Student Loan Trust, Series 2006-2, Class A6
0.47%	01/25/41	[3]	1,200,000	1,058,224

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 132

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2007-6, Class B
1.15%	04/27/43	[3]	$297,794	$248,155
SLM Student Loan Trust, Series 2007-7, Class B
1.05%	10/25/28	[3]	215,000	172,654
SLM Student Loan Trust, Series 2007-8, Class B
1.30%	04/27/43	[3]	342,716	292,879
SLM Student Loan Trust, Series 2008-2, Class B
1.50%	01/25/29	[3]	340,000	275,000
SLM Student Loan Trust, Series 2008-3, Class B
1.50%	04/25/29	[3]	340,000	282,439
SLM Student Loan Trust, Series 2008-4, Class B
2.15%	04/25/29	[3]	340,000	309,845
SLM Student Loan Trust, Series 2008-5, Class B
2.15%	07/25/29	[3]	235,000	217,723
SLM Student Loan Trust, Series 2008-6, Class B
2.15%	07/25/29	[3]	340,000	323,102
SLM Student Loan Trust, Series 2008-7, Class B
2.15%	07/25/29	[3]	340,000	298,913
SLM Student Loan Trust, Series 2008-8, Class B
2.55%	10/25/29	[3]	340,000	325,703
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	4,†	423,790	521,590
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36	[4]	425,995	535,737
Voya CLO Ltd., Series 2015-1A, Class A1 (Cayman Islands)
1.76%	04/18/27	[2,3,4]	330,000	328,605

Total Asset-Backed Securities (Cost $21,148,095)				20,653,555

BANK LOANS — 0.48%*
Electric — 0.00%
Boston Generating LLC, Term Loan, 1st Lien[1]
0.00%	12/30/15	3,5,6,7,†	107,166	–

Health Care — 0.25%
Valeant Pharmaceuticals International, Inc., Term Loan B, 1st Lien (Canada)
4.50%	05/30/20	[2,3]	387,147	382,066

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services — 0.23%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.72%	01/15/38	[2,3]	$333,333	$343,333

Total Bank Loans (Cost $826,597)				725,399

CORPORATES — 14.37%*
Automotive — 0.18%
Ford Motor Credit Co. LLC
3.16%	08/04/20		275,000	274,662

Banking — 1.05%
Bank of America Corp. (MTN)
5.00%	05/13/21		1,090,000	1,202,531
UBS Group Funding Jersey Ltd. (United Kingdom)
2.95%	09/24/20	[2,4]	400,000	400,733

				1,603,264

Communications — 0.89%
AT&T, Inc.
4.80%	06/15/44		350,000	324,257
CCO Safari II LLC
6.48%	10/23/45	[4]	400,000	401,235
Verizon Communications, Inc.
4.86%	08/21/46		500,000	469,882
5.15%	09/15/23		150,000	165,996

				1,361,370

Electric — 0.17%
GenOn Americas Generation LLC
8.50%	10/01/21	[5]	300,000	258,000

Energy — 1.02%
Boardwalk Pipelines LLC
5.75%	09/15/19		500,000	523,938
Energy Transfer Partners LP
3.32%	11/01/66	[3]	1,400,000	1,036,000

				1,559,938

Finance — 6.39%
Chase Capital II, Series B
0.80%	02/01/27	[3]	1,500,000	1,290,911
Chase Capital VI
0.93%	08/01/28	[3]	500,000	432,500
Citigroup, Inc.
0.88%	08/25/36	[3]	3,350,000	2,536,756
Credit Suisse Group Funding Guernsey Ltd. (United Kingdom)
3.80%	09/15/22	[2,4]	500,000	500,605
General Electric Capital Corp. (MTN)
0.68%	05/05/26	[3]	819,000	776,155

See accompanying notes to Schedule of Portfolio Investments.

133 / Semi-Annual Report September 2015

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
0.80%	08/15/36	[3]	$2,500,000	$2,246,818
General Motors Financial Co., Inc., Series 3YR
3.00%	09/25/17		1,000,000	1,010,625
International Lease Finance Corp.
7.13%	09/01/18	[4]	500,000	551,875
JPMorgan Chase Capital XIII, Series M
1.28%	09/30/34	[3]	300,000	255,750
JPMorgan Chase Capital XXIII
1.32%	05/15/47	[3]	200,000	154,250

				9,756,245

Health Care — 0.80%
Actavis Funding SCS (Luxembourg)
3.80%	03/15/25	[2]	320,000	309,738
Celgene Corp.
3.88%	08/15/25		240,000	240,533
Gilead Sciences, Inc.
3.65%	03/01/26		300,000	301,949
Valeant Pharmaceuticals International, Inc. (Canada)
5.38%	03/15/20	[2,4]	165,000	159,431
6.13%	04/15/25	[2,4]	210,000	201,075

				1,212,726

Insurance — 0.63%
Farmers Exchange Capital II
6.15%	11/01/53	[3,4]	900,000	960,750

Retail — 0.49%
Walgreens Boots Alliance, Inc.
0.77%	05/18/16	[3]	750,000	749,660

Transportation — 2.75%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		433,915	465,645
AWAS Aviation Capital Ltd. (Ireland)
7.00%	10/15/16	[2,4]	323,050	324,261
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		2,361,712	2,494,558
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		574,101	658,781
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G1
0.70%	08/15/16	[3]	254,264	253,311

				4,196,556

Total Corporates (Cost $20,673,794)				21,933,171

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED — 56.17%**
Commercial Mortgage-Backed — 5.91%
Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4
5.41%	09/10/47		$815,850	$832,345
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.35%	09/10/45	[3,4,5]	6,052,965	535,482
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB17, Class A4
5.43%	12/12/43		786,142	812,470
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A1
3.30%	08/05/32	[4]	203,620	213,153
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2
4.31%	08/05/32	[4]	455,000	499,047
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[4]	288,151	293,091
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,040,000	1,060,687
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A1
0.74%	02/15/46		520,154	519,352
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A2FX
5.61%	04/15/49		782,349	785,336
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A2
5.90%	06/15/49	[3]	406,467	410,189
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		1,055,000	1,081,387
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2
3.79%	02/15/44	[4]	740,967	742,605
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		810,000	863,361
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class XA
2.12%	11/15/44	[3,4,5]	4,672,528	365,261

				9,013,766

Non-Agency Mortgage-Backed — 42.99%
ACE Securities Corp., Series 2003-MH1, Class B1
6.50%	08/15/30	[3,4]	20,765	21,119

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 134

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
ACE Securities Corp., Series 2006-HE3, Class A2C
0.34%	06/25/36	[3]	$1,875,421	$1,336,342
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A41
3.07%	02/25/36	[3]	164,673	163,025
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.42%	09/25/35	[3]	538,564	520,908
Ameriquest Mortgage Securities, Inc., Series 2005-R2, Class M2
0.67%	04/25/35	[3]	1,027,009	1,019,845
Banc of America Alternative Loan Trust, Series 2003-3, Class A4
5.75%	05/25/33		1,630,864	1,674,370
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		279,819	280,108
Banc of America Funding Corp., Series 2006-3, Class 5A3
5.50%	03/25/36		835,850	789,277
Banco de Credito Y Securitizacion SA, Series 2001-1, Class AF (Argentina)[1]
8.00%	06/30/20	[2,4,5,7]	5,000	400
BCAP LLC Trust, Series 2007-AA1, Class 1A2
0.35%	02/25/47	[3]	519,230	485,285
BCAP LLC Trust, Series 2009-RR4, Class 1A1
9.50%	06/26/37	[4]	395,793	428,933
BCAP LLC Trust, Series 2010-RR11, Class 3A2
2.72%	06/27/36	[3,4]	611,801	613,293
BCAP LLC Trust, Series 2011-RR3, Class 1A5
2.74%	05/27/37	[3,4]	1,078,379	1,076,256
BCAP LLC Trust, Series 2011-RR3, Class 5A3
3.20%	11/27/37	[3,4]	1,806,454	1,762,004
BCAP LLC Trust, Series 2011-RR4, Class 1A3
3.45%	03/26/36	[3,4]	877,649	863,476
Bear Stearns ALT-A Trust, Series 2005-1, Class A1
0.75%	01/25/35	[3]	690,424	667,197
Bear Stearns ARM Trust, Series 2005-2, Class A1
2.68%	03/25/35	[3]	313,831	315,891
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)[1]
8.00%	01/31/20	2,4,5,7,†	110	–

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
0.44%	06/25/36	[3]	$2,150,000	$1,957,836
Chase Mortgage Finance Corp., Series 2007-A1, Class 8A1
2.62%	02/25/37	[3]	272,871	276,430
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT3, Class M2
0.64%	05/25/35	[3]	1,100,000	1,085,788
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class A3
0.34%	11/25/36	[3]	349,720	349,001
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.37%	03/25/37	[3]	1,657,088	1,631,392
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		456,238	499,130
Conseco Finance, Series 2002-C, Class BF1
8.00%	06/15/32	[3]	1,684,357	1,801,578
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[3,4]	835,014	909,883
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[3]	665,521	735,678
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[3]	202,535	213,754
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[3]	533,114	562,646
Conseco Financial Corp., Series 1998-4, Class A6
6.53%	04/01/30	[3]	652,195	707,714
Conseco Financial Corp., Series 1998-4, Class A7
6.87%	04/01/30	[3]	322,947	353,309
Conseco Financial Corp., Series 1999-5, Class A5
7.86%	03/01/30	[3]	100,914	85,715
Credit Suisse Mortgage Trust, Series 2014-4R, Class 16A1
0.40%	02/27/36	[3,4]	758,908	746,077
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.50%	02/25/37		1,517,969	1,129,617
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.50%	02/25/37		501,245	372,969

See accompanying notes to Schedule of Portfolio Investments.

135 / Semi-Annual Report September 2015

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A3 (STEP)
3.99%	03/25/37		$1,289,600	$787,943
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF18, Class A2B
0.31%	12/25/37	[3]	1,045,530	667,277
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF1, Class A2D
0.41%	01/25/38	[3]	2,986,510	1,948,447
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FF2, Class A2B
0.30%	03/25/37	[3]	1,069,652	689,073
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
3.03%	04/19/36	[3]	790,620	713,259
Green Tree Home Improvement Loan Trust, Series 1995-D, Class B2
7.45%	09/15/25		6,029	6,034
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		757	758
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[3,4]	292,169	303,884
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[3,4]	429,705	445,373
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
0.37%	01/25/47	[3]	696,891	673,069
GSAMP Trust, Series 2005-HE5, Class M1
0.61%	11/25/35	[3]	1,251,816	1,213,503
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.70%	09/25/35	[3]	334,934	336,787
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
3.73%	05/25/47	[3]	1,096,678	975,649
Harborview Mortgage Loan Trust, Series 2006-8, Class 2A1A
0.38%	07/21/36	[3]	413,308	340,954
Home Equity Loan Trust, Series 2007-3, Class A4
1.69%	11/20/36	[3]	1,040,000	1,041,500
Home Equity Loan Trust, Series 2007-3, Class APT
1.40%	11/20/36	[3]	490,984	490,764
HSI Asset Loan Obligation Trust, Series 2007-2, Class 2A12
6.00%	09/25/37		689,146	633,574
Impac CMB Trust, Series 2004-4, Class 1A2
0.81%	09/25/34	[3]	786,379	690,834

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2005-AR25, Class 2A1
4.32%	12/25/35	[3]	$808,216	$722,443
IndyMac Index Mortgage Loan Trust, Series 2007-FLX2, Class A1C
0.38%	04/25/37	[3]	2,642,440	1,949,006
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		355,460	360,568
IndyMac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		149,637	152,256
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		135,701	141,043
IndyMac Manufactured Housing Contract, Series 1998-1, Class A5
6.96%	09/25/28	[3]	327,086	343,384
IndyMac Manufactured Housing Contract, Series 1998-2, Class A2
6.17%	08/25/29		33,805	34,202
IndyMac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[3]	334,686	342,833
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF6 (STEP)
5.07%	03/25/47		1,157,292	861,299
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		674,407	645,127
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		428,640	429,684
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[3]	434,884	465,602
Lehman XS Trust, Series 2006-13, Class 1A2
0.37%	09/25/36	[3]	943,198	850,666
Lehman XS Trust, Series 2006-19, Class A2
0.37%	12/25/36	[3]	897,613	759,685
Lehman XS Trust, Series 2006-9, Class A1B
0.36%	05/25/46	[3]	889,050	759,317
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
0.47%	05/25/37	[3]	1,810,500	1,273,745
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D
0.52%	04/25/37	[3,5]	1,696,107	253,183

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 136

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors, Inc., Series 2004-HE2, Class A2C
1.35%	08/25/35	[3]	$709,726	$744,186
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		940,609	1,122,955
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		650,532	707,691
Mid-State Trust, Series 2005-1, Class A
5.75%	01/15/40		260,036	281,574
Mid-State Trust, Series 2006, Class A3
7.54%	07/01/35		352,081	376,495
Mid-State Trust, Series 2006, Class A4
7.79%	07/01/35		28,688	30,704
Mid-State Trust, Series 2011, Class B
8.22%	07/15/38		13,322	14,847
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.06%	09/25/34	[3]	746,276	719,618
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[3]	2,898,590	1,584,949
Oakwood Mortgage Investors, Inc., Series 1998-A, Class M
6.83%	05/15/28	[3]	576,463	617,158
Oakwood Mortgage Investors, Inc., Series 1998-D, Class A
6.40%	01/15/29		259,908	263,449
Oakwood Mortgage Investors, Inc., Series 1999-A, Class A2
5.89%	04/15/29		56,801	57,166
Oakwood Mortgage Investors, Inc., Series 1999-B, Class A4
6.99%	12/15/26		696,985	741,831
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A3
5.90%	09/15/22	[3]	1,195,775	951,118
Oakwood Mortgage Investors, Inc., Series 2002-A, Class A3
6.03%	05/15/24	[3]	636,305	672,564
Origen Manufactured Housing, Series 2005-A, Class M1
5.46%	06/15/36	[3]	586,766	624,851
Park Place Securities, Inc., Series 2004-WWF1, Class M2
1.21%	12/25/34	[3]	118,286	118,323
Park Place Securities, Inc., Series 2005-WCH1, Class M2
0.97%	01/25/36	[3]	360,909	359,481
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB1
3.11%	03/25/35	[3]	1,063,945	759,695

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Securities Corp., Series 2005-KS12, Class A3
0.51%	01/25/36	[3]	$746,166	$738,005
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.43%	12/25/36	[3,4]	2,027,663	1,222,030
Specialty Underwriting & Residential Finance, Series 2006-AB3, Class A2B
0.34%	09/25/37	[3]	747,197	438,141
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
2.50%	09/25/34	[3]	893,935	889,853
Structured Asset Investment Loan Trust, Series 2005-4, Class M2
0.85%	05/25/35	[3]	970,642	967,092
Terwin Mortgage Trust, Series 2004-7HE, Class A1
0.74%	07/25/34	[3,4]	99,954	95,638
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.97%	04/15/30	[3,5]	585	88
UCFC Manufactured Housing Contract, Series 1997-4, Class A4
7.00%	04/15/29	[3]	117,473	116,820
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4
6.57%	05/07/27	[3]	270,510	279,308
Vanderbilt Mortgage Finance, Series 2002-C, Class A5
7.60%	12/07/32		1,100,000	1,147,958
WaMu Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
0.48%	07/25/45	[3]	162,073	150,699
Wells Fargo Home Equity Trust, Series 2007-1, Class A3
0.51%	03/25/37	[3]	1,500,000	1,064,974

				65,598,232

U.S. Agency Mortgage-Backed — 7.27%
Fannie Mae Pool 467225
3.63%	01/01/18		910,000	953,816
Fannie Mae Pool AD0660
4.51%	12/01/19		890,855	985,618
Fannie Mae Pool FN0003
4.30%	01/01/21		424,223	469,352
Fannie Mae REMICS, Series 1993-80, Class S
10.64%	05/25/23	[3]	4,533	5,269
Fannie Mae REMICS, Series 2001-42, Class SB
8.50%	09/25/31	[3]	974	1,240

See accompanying notes to Schedule of Portfolio Investments.

137 / Semi-Annual Report September 2015

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2003-64, Class KS
9.39%	07/25/18	[3]	$151,223	$165,557
Fannie Mae REMICS, Series 2010-43, Class KS (IO)
6.22%	05/25/40	[3]	2,237,300	411,176
Fannie Mae, Series 2000-45, Class SA (IO)
7.75%	12/18/30	[3]	708,001	115,170
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[3]	11,351	15,135
Fannie Mae, Series 2005-92, Class US (IO)
5.90%	10/25/25	[3]	2,688,196	344,236
Fannie Mae, Series 2006-125, Class SM (IO)
7.00%	01/25/37	[3]	2,288,828	453,920
Fannie Mae, Series 2008-50, Class SA (IO)
5.85%	11/25/36	[3]	2,636,860	480,954
Fannie Mae, Series 2013-M12, Class X1 (IO)
0.17%	10/25/17	[3]	239,257,257	190,353
Fannie Mae-Aces, Series 2011-M5, Class X
1.37%	07/25/21	[3]	6,568,093	398,769
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		497,697	520,302
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class AX
1.27%	01/25/20	[3]	3,805,149	153,638
Freddie Mac REMICS, Series 1602, Class SN
10.09%	10/15/23	[3]	14,590	20,883
Freddie Mac REMICS, Series 1673, Class SD
14.82%	02/15/24	[3]	219,452	276,074
Freddie Mac REMICS, Series 1760, Class ZD
1.62%	02/15/24	[3]	471,659	462,668
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		12,181	900
Freddie Mac REMICS, Series 2990, Class ND
16.37%	12/15/34	[3]	202,709	241,724
Freddie Mac REMICS, Series 3242, Class SA (IO)
6.14%	11/15/36	[3]	7,681,840	1,173,568
Freddie Mac REMICS, Series 3247, Class SI (IO)
0.15%	08/15/36	[3]	29,515,544	165,809

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3260, Class AS (IO)
6.17%	01/15/37	[3]	$5,522,285	$716,749
Freddie Mac REMICS, Series 3289, Class SD (IO)
5.91%	03/15/37	[3]	1,622,169	232,884
Freddie Mac, Series K702, Class X1 (IO)
1.62%	02/25/18	[3]	11,104,309	339,067
Freddie Mac, Series KGRP, Class A
0.57%	04/25/20	[3]	832,834	833,935
Freddie Mac, Series KP01, Class X (IO)
3.27%	01/25/19	[3]	6,142,662	478,323
Ginnie Mae, Series 2001-31, Class SJ
27.24%	02/20/31	[3]	30,412	51,398
Ginnie Mae, Series 2004-8, Class SE
13.91%	11/26/23	[3]	124,089	153,160
Ginnie Mae, Series 2009-114, Class IO (IO)
0.17%	10/16/49	[3]	16,066,066	286,884

				11,098,531

Total Mortgage-Backed (Cost $81,354,991)				85,710,529

U.S. AGENCY SECURITIES — 0.73%
U.S. Agency Securities — 0.73%
Federal Farm Credit Bank
0.22%	04/26/17	[3]	1,120,000	1,120,357

Total U.S. Agency Securities (Cost $1,119,956)

Total Bonds – 85.29% (Cost $125,123,433)				130,143,011

Issues			Shares	Value
COMMON STOCK — 0.89%
Energy — 0.41%
MACH Gen LLC, Common Units			11,293	624,881

Real Estate Investment Trust (REIT) — 0.48%
American Capital Agency Corp.			38,899	727,411

Total Common Stock (Cost $2,026,171)				1,352,292

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 138

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 13.67%
Money Market Funds — 8.62%
Dreyfus Cash Advantage Fund
0.00%[8]			5,497,000	$5,497,000
Morgan Stanley Institutional Fund
0.00%[8]			7,651,000	7,651,000

				13,148,000

U.S. Agency Discount Notes — 2.42%
Fannie Mae
0.15%[9]	11/04/15		$3,700,000	3,699,808

U.S. Treasury Bills — 2.63%
U.S. Treasury Bills
0.02%[9]	10/15/15	[10]	20,000	20,000
0.15%[9]	01/07/16		4,000,000	3,999,988

				4,019,988

Total Short-Term Investments (Cost $20,866,175)				20,867,796

Total Investments – 99.85% (Cost $148,015,779)[1]				152,363,099

Cash and Other Assets, Less Liabilities – 0.15%				232,779

Net Assets – 100.00%				$152,595,878

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
3	U.S. Treasury Five Year Note Expiration December 2015	$ (1,904)
6	U.S. Treasury Ten Year Note Expiration December 2015	(8,197)
	Net unrealized (depreciation)	$(10,102)

Notes:

[1]	Cost for federal income tax purposes is $148,018,021 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$8,596,846
Gross unrealized (depreciation)	(4,251,768)

Net unrealized appreciation	$4,345,078

[1]	Non-income producing security.

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[3]	Floating rate security. The rate disclosed was in effect at September 30, 2015.

[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $1,949,504, which is 1.28% of total net assets.

[6]	Worthless due to company bankruptcy filing.

[7]	Security is currently in default with regard to scheduled interest or principal payments.

[8]	Represents the current yield as of September 30, 2015.

[9]	Represents annualized yield at date of purchase.

[10]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $20,000.

†	Fair valued security. The aggregate value of fair valued securities is $1,011,595, which is 0.66% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

139 / Semi-Annual Report September 2015

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 43.79%
ASSET-BACKED SECURITIES — 14.57%**
Access Group, Inc., Series 2005-2, Class A3
0.46%	11/22/24	[2]	$24,539	$24,329
Access Group, Inc., Series 2015-1, Class A
0.89%	07/25/56	[2,3]	38,381	37,292
Ally Auto Receivables Trust, Series 2012-5, Class A3
0.62%	03/15/17		1,383	1,383
Bank of America Credit Card Trust, Series 2007-A1, Class A1
5.17%	06/15/19		20,000	21,074
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.56%	01/25/35	[2,3]	29,032	26,875
Brazos Higher Education Authority, Inc., Series 2005-2, Class A10
0.45%	12/26/19	[2]	8,870	8,837
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.53%	02/25/35	[2]	15,000	14,744
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.28%	10/27/36	[2]	15,000	14,655
College Loan Corp. Trust, Series 2007-1, Class A3
0.40%	04/25/29	[2]	20,000	19,636
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3
0.54%	09/28/26	[2]	6,712	6,686
Education Loan Asset-Backed Trust I
0.99%	06/25/26	[2,3]	50,891	50,504
Educational Funding of the South, Inc., Series 2011-1, Class A2
0.95%	04/25/35	[2]	8,712	8,471
Educational Funding of the South, Inc., Series 2012-1, Class A
1.24%	03/25/36	[2]	10,601	10,442
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L
0.40%	05/25/23	[2,3]	9,463	9,411
Goal Capital Funding Trust, Series 2006-1, Class A3
0.45%	11/25/26	[2]	7,840	7,786
Navient Student Loan Trust, Series 2014-8, Class A2
0.63%	04/25/23	[2]	30,000	29,660
Nelnet Student Loan Trust, Series 2012-5A, Class A
0.79%	10/27/36	[2,3]	20,509	19,788
Nelnet Student Loan Trust, Series 2014-3A, Class A
0.77%	06/25/41	[2,3]	33,428	32,026

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
North Carolina State Education Authority, Series 2011-1, Class A3
0.01%	10/25/41	[2]	$15,000	$14,713
Northstar Education Finance, Inc., Series 2007-1, Class A2
0.01%	01/29/46	[2]	10,000	9,409
Scholar Funding Trust, Series 2011-A, Class A
1.19%	10/28/43	[2,3]	7,297	7,194
SLC Student Loan Trust, Series 2006-2, Class A5
0.44%	09/15/26	[2]	45,000	43,771
SLM Student Loan Trust, Series 2003-11, Class A5
0.39%	12/15/22	[2,3]	23,321	23,041
SLM Student Loan Trust, Series 2003-12, Class A5
0.62%	09/15/22	[2,3]	9,557	9,493
SLM Student Loan Trust, Series 2004-10, Class A5B
0.70%	04/25/23	[2,3]	23,841	23,797
SLM Student Loan Trust, Series 2004-10, Class A6A
0.85%	04/27/26	[2,3]	50,000	49,421
SLM Student Loan Trust, Series 2004-10, Class A6B
0.85%	04/27/26	[2,3]	50,000	49,546
SLM Student Loan Trust, Series 2004-5A, Class A5
0.90%	10/25/23	[2,3]	11,823	11,805
SLM Student Loan Trust, Series 2004-7, Class A5
0.47%	01/27/20	[2]	9,594	9,541
SLM Student Loan Trust, Series 2004-8A, Class A5
0.80%	04/25/24	[2,3]	36,114	35,829
SLM Student Loan Trust, Series 2004-9, Class A5
0.45%	01/27/20	[2]	33,514	33,254
SLM Student Loan Trust, Series 2005-10, Class A4
0.41%	10/25/19	[2]	6,178	6,158
SLM Student Loan Trust, Series 2005-2, Class A5
0.39%	04/27/20	[2]	9,107	9,104
SLM Student Loan Trust, Series 2007-1, Class A5
0.39%	01/26/26	[2]	40,000	38,039
SLM Student Loan Trust, Series 2007-7, Class A3
0.54%	04/25/17	[2]	4,821	4,814
SLM Student Loan Trust, Series 2008-5, Class A4
2.00%	07/25/23	[2]	15,000	15,081

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 140

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-8, Class A4
1.80%	04/25/23[2]		$15,000	$15,079
SLM Student Loan Trust, Series 2008-9, Class A
1.80%	04/25/23[2]		33,644	33,761
SLM Student Loan Trust, Series 2011-2, Class A1
0.79%	11/25/27[2]		28,948	28,719
SLM Student Loan Trust, Series 2012-1, Class A2
0.64%	11/25/20[2]		9,567	9,544
SLM Student Loan Trust, Series 2012-2, Class A
0.89%	01/25/29[2]		43,296	42,464
SLM Student Loan Trust, Series 2012-5, Class A2
0.49%	06/25/19[2]		41,129	40,798
SLM Student Loan Trust, Series 2012-6, Class A2
0.47%	09/25/19[2]		35,929	35,794
SLM Student Loan Trust, Series 2013-2, Class A
0.64%	09/25/26[2]		21,948	21,339
SLM Student Loan Trust, Series 2013-3, Class A2
0.49%	05/26/20[2]		17,513	17,412
SLM Student Loan Trust, Series 2013-4, Class A
0.74%	06/25/27[2]		14,918	14,658
SLM Student Loan Trust, Series 2013-6, Class A2
0.69%	02/25/21[2]		15,000	14,936
SLM Student Loan Trust, Series 2014-1, Class A3
0.79%	02/26/29[2]		20,000	19,630
SLM Student Loan Trust, Series 2014-2, Class A2
0.54%	10/25/21[2]		40,000	39,490
South Carolina Student Loan Corp., Series 2005, Class A2
0.40%	12/01/20[2]		936	935

Total Asset-Backed Securities (Cost $1,082,134)				1,072,168

CORPORATES — 6.34%*
Communications — 0.69%
Verizon Communications, Inc., Series FRN
1.87%	09/15/16	[2]	50,000	50,505

Electric — 0.68%
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		15,000	17,038

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
W3A Funding Corp.
8.09%	01/02/17		$32,884	$32,933

				49,971

Finance — 2.47%
Chase Capital II, Series B
0.80%	02/01/27	[2]	100,000	86,061
General Electric Capital Corp. (MTN)
0.68%	05/05/26	[2]	30,000	28,431
0.80%	08/15/36	[2]	75,000	67,405

				181,897

Health Care — 0.64%
CHS/Community Health Systems, Inc.
7.13%	07/15/20		4,000	4,170
Providence Health & Services Obligated Group
1.28%	10/01/17	[2]	25,000	25,127
Valeant Pharmaceuticals International, Inc. (Canada)
5.88%	05/15/23	[3,4]	19,000	18,240

				47,537

Real Estate Investment Trust (REIT) — 1.11%
HCP, Inc.
6.00%	01/30/17		30,000	31,626
Realty Income Corp.
5.50%	11/15/15		25,000	25,127
UDR, Inc. (MTN)
5.25%	01/15/16		25,000	25,282

				82,035

Transportation — 0.75%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		53,113	54,918

Total Corporates (Cost $439,627)				466,863

MORTGAGE-BACKED — 20.70%**
Commercial Mortgage-Backed — 1.67%
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class ASB
5.96%	06/15/49	[2]	22,625	23,249
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class ASB
5.83%	02/15/51	[2]	9,763	10,017
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2
5.30%	11/15/38		17,085	17,200

See accompanying notes to Schedule of Portfolio Investments.

141 / Semi-Annual Report September 2015

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A
5.17%	12/12/49		$9,836	$10,180
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A2FX
5.61%	04/15/49		46,361	46,538
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class APB
5.90%	06/15/49	[2]	15,646	15,689

				122,873

Non-Agency Mortgage-Backed — 12.46%
ACE Securities Corp., Series 2005-RM1, Class M2
0.94%	03/25/35	[2]	33,047	33,040
Asset-Backed Securities Corp. Home Equity, Series 2005-HE6, Class M2
0.70%	07/25/35	[2]	15,789	15,709
Banc of America Alternative Loan Trust, Series 2003-4, Class 1A5
5.50%	06/25/33		39,351	40,372
Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5
5.50%	11/25/33		34,057	34,862
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
3.14%	02/25/33	[2]	4,773	4,738
BCAP LLC Trust, Series 2011-RR3, Class 1A5
2.74%	05/27/37	[2,3]	29,033	28,976
Carrington Mortgage Loan Trust, Series 2005-NC5, Class A2
0.51%	10/25/35	[2]	12,602	12,587
Centex Home Equity Loan Trust, Series 2002-C, Class AF4 (STEP)
4.98%	06/25/31		21,577	21,674
Conseco Financial Corp., Series 1997-4, Class A5
6.88%	02/15/29		4,480	4,533
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.30%	08/25/35	[2]	42,202	30,560
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.49%	05/25/35	[2]	37,265	32,171
Credit Suisse First Boston Mortgage Securities Corp., Series 1997-2, Class A
7.50%	06/25/20	[3]	2,170	2,251
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1, Class AF (STEP)
3.95%	01/25/33		19,645	19,862

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
1.21%	11/25/33	[2]	$24,854	$23,778
DSLA Mortgage Loan Trust, Series 2004-AR1, Class A2A
1.04%	09/19/44	[2]	29,822	27,389
DSLA Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
0.59%	07/19/44	[2]	8,539	8,314
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
0.40%	10/19/36	[2]	38,459	31,433
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		3,316	3,322
GSAMP Trust, Series 2005-HE4, Class M1
0.64%	07/25/45	[2]	13,516	13,611
Harborview Mortgage Loan Trust, Series 2005-4, Class 2A
2.73%	07/19/35	[2]	27,346	24,033
Home Equity Loan Trust, Series 2007-3, Class APT
1.40%	11/20/36	[2]	53,426	53,402
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1A
1.05%	08/25/34	[2]	15,692	14,209
IndyMac Index Mortgage Loan Trust, Series 2007-FLX1, Class A2
0.37%	02/25/37	[2]	27,147	25,283
JPMorgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M1
0.64%	06/25/35	[2]	27,008	26,883
Lehman XS Trust, Series 2005-5N, Class 3A1A
0.49%	11/25/35	[2]	37,268	33,689
MASTR Asset-Backed Securities Trust, Series 2005-HE1, Class M2
0.87%	05/25/35	[2]	4,596	4,557
Morgan Stanley Capital I Trust, Series 2005-NC2, Class M2
0.82%	03/25/35	[2]	23,749	23,635
Morgan Stanley Capital, Inc., Series 2005-HE6, Class A2C
0.51%	11/25/35	[2]	15,431	15,237
New Century Home Equity Loan Trust, Series 2005-3, Class M2
0.68%	07/25/35	[2]	40,000	38,861
Park Place Securities, Inc., Series 2004-MCW1, Class M1
1.13%	10/25/34	[2]	9,409	9,403

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 142

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Park Place Securities, Inc., Series 2004-WWF1, Class M2
1.21%	12/25/34	[2]	$12,187	$12,191
Park Place Securities, Inc., Series 2005-WCH1, Class M2
0.97%	01/25/36	[2]	24,903	24,804
Park Place Securities, Inc., Series 2005-WHQ1, Class M2
0.94%	03/25/35	[2]	13,794	13,879
Residential Asset Mortgage Products, Inc., Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33		9,968	10,034
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A2
8.50%	11/25/31		4,097	1,597
Structured Asset Investment Loan Trust, Series 2005-HE2, Class A3
0.95%	07/25/35	[2]	2,845	2,849
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[3,5]	5,580,607	79,624
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
1.60%	06/25/42	[2]	7,969	7,735
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-I, Class A1
2.61%	09/25/33	[2]	66,164	65,879
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-I, Class AI
2.65%	07/25/34	[2]	12,354	12,350
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1
2.72%	10/25/36	[2]	30,239	27,810

				917,126

U.S. Agency Mortgage-Backed — 6.57%
Fannie Mae Pool 646884
1.79%	05/01/32	[2]	51,585	53,034
Fannie Mae Pool 802665
2.11%	12/01/34	[2]	3,688	3,784
Fannie Mae Pool AD0895
4.50%	07/01/19		23,571	25,958
Fannie Mae Pool AL0851
6.00%	10/01/40		10,156	11,503
Fannie Mae REMICS, Series 2003-11, Class FA
1.19%	09/25/32	[2]	17,115	17,576
Fannie Mae REMICS, Series 2008-47, Class PF
0.69%	06/25/38	[2]	10,497	10,557

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2010-109, Class PF
0.59%	10/25/40	[2]	$16,256	$16,374
Fannie Mae REMICS, Series G-36, Class ZB
7.00%	11/25/21		1,122	1,249
Fannie Mae Whole Loan, Series 2003-W6, Class F
0.54%	09/25/42	[2]	74,352	74,025
Fannie Mae, Series 1997-91, Class SL (IO)
7.50%	11/25/23	[2]	89,512	16,158
Fannie Mae, Series 2012-M2, Class A1
1.82%	02/25/22		25,109	25,454
Freddie Mac REMICS, Series 2591, Class EF
0.71%	03/15/32	[2]	16,452	16,496
Freddie Mac REMICS, Series 2684, Class F
1.11%	01/15/33	[2]	17,487	17,849
Freddie Mac REMICS, Series 2835, Class LE
0.56%	11/15/30	[2]	8,898	8,906
Freddie Mac REMICS, Series 3501, Class JA
4.00%	04/15/37		19,163	19,564
Freddie Mac REMICS, Series 3831, Class PV
5.00%	05/15/25		53,535	56,952
Freddie Mac Strips, Series 263, Class F5
0.71%	06/15/42	[2]	43,669	44,121
Freddie Mac, Series KF02, Class A3
0.82%	07/25/20	[2]	10,647	10,709
Freddie Mac, Series KF05, Class A
0.55%	09/25/21	[2]	33,947	34,053
Freddie Mac-Ginnie Mae, Series 2, Class L
8.00%	11/25/22		2,415	2,508
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.57%	04/06/20	[2]	16,802	16,804

				483,634

Total Mortgage-Backed (Cost $1,524,924)				1,523,633

See accompanying notes to Schedule of Portfolio Investments.

143 / Semi-Annual Report September 2015

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES — 2.18%
Federal Farm Credit Bank
0.22%	04/26/17	[2]	$25,000	$25,008
0.23%	09/14/16	[2]	25,000	25,008
0.26%	04/17/17	[2]	35,000	35,033
0.40%	05/30/17	[2]	75,000	75,016

Total U.S. Agency Securities (Cost $159,997)				160,065

Total Bonds – 43.79% (Cost $3,206,682)				3,222,729

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 56.28%
Money Market Funds — 10.70%
Dreyfus Cash Advantage Fund
0.00%[6]			14,000	14,000
Morgan Stanley Institutional Fund
0.00%[6]			773,000	773,000

				787,000

U.S. Agency Discount Notes — 31.86%
Fannie Mae
0.15%[7]	11/24/15		500,000	499,959
0.16%[7]	11/03/15		225,000	224,989
Fannie Mae, Series BB
0.00%[7]	10/01/15		90,000	90,000
Federal Home Loan Bank
0.04%[7]	10/02/15		475,000	475,000
0.08%[7]	10/07/15		330,000	329,994
0.11%[7]	10/28/15		170,000	169,997
0.18%[7]	11/18/15		175,000	174,987
Freddie Mac
0.09%[7]	10/15/15		380,000	379,997

				2,344,923

U.S. Treasury Bills — 13.72%
U.S. Treasury Bills
0.02%[7]	10/15/15	[8]	255,000	255,006
0.02%[7]	02/04/16		725,000	724,972
0.15%[7]	01/07/16		30,000	30,000

				1,009,978

Total Short-Term Investments (Cost $4,141,713)				4,141,901

Value
Total Investments – 100.07% (Cost $7,348,395)[1]	$7,364,630

Liabilities in Excess of Other Assets – (0.07)%	(5,300)

Net Assets – 100.00%	$7,359,330

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
39	S&P 500 E Mini Index, Expiration December 2015	$(53,488)
	Net unrealized (depreciation)	$(53,488)

Expiration Date	Notional Amount (000’s)	(Depreciation)	Value
SWAPS: TOTAL RETURN

The Fund pays a floating rate based on 1-month USD LIBOR plus 40 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: Barclays, Inc. Equity contract

10/05/15	$3,661	$(93,142)	$(93,142)

The Fund pays a floating rate based on 1-month USD LIBOR plus 20 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: Barclays, Inc.

11/04/15	3,570	–	–

	$7,231	$(93,142)	$(93,142)

Notes:

[1]	Cost for federal income tax purposes is $7,348,395 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$63,121
Gross unrealized (depreciation)	(46,886)

Net unrealized appreciation	$16,235

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2015.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $79,624, which is 1.08% of total net assets.

[6]	Represents the current yield as of September 30, 2015.

[7]	Represents annualized yield at date of purchase.

[8]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $200,004.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2015 / 144

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2015 (Unaudited)

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

145 / Semi-Annual Report September 2015

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2015 (Unaudited)

ASSETS:	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND

Investments, at value (Cost $159,622,513, $3,407,245,711, $1,250,704,572, $75,533,452,847, $1,284,956,618, $2,295,792,470, $151,402,228, $148,015,779, and $7,348,395, respectively) (Note 2)	$160,173,647	$3,420,794,735
Cash and cash equivalents (Note 2)	20,274	12,493
Cash on deposit with brokers for collateral on swaps (Note 2)	–	–
Foreign currency, at value (Cost $0, $0, $0, $0, $0, $2,679,164,$0, $0, and $0, respectively) (Note 2)	–	–
Premiums paid for swap contracts	–	–
Unrealized appreciation on swap contracts	–	–
Dividends and interest receivable	285,357	8,905,388
Due from Adviser (Note 6)	19,085	–
Receivable for securities sold	733,617	3,861,801
Receivable for capital stock sold	262,865	4,487,543
Receivable for daily variation margin on interest rate swap (Note 3)	–	–
Receivable for daily variation margin on futures contracts (Note 3)	–	–
Other assets	44,522	59,419

Total assets	161,539,367	3,438,121,379

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	–	755,165
Unrealized depreciation on swap contracts	–	–
Options written, at value (Premiums received $0, $540,000, $0, $18,326,067, $0, $0, $0, $0, and $0, respectively) (Note 3)	–	82,128
Payable for securities purchased	1,190,708	3,673,549
Payable for capital stock redeemed	78,634	46,286,699
Payable for daily variation margin on futures contracts (Note 3)	–	–
Line of credit commitment fee payable	61	1,735
Distributions payable	9,616	259,521
Interest expense payable (Note 3)	–	–
Administrative fees payable	20,171	75,899
Advisory fees payable (Note 6)	33,887	859,666
Audit fees payable	18,553	26,373
Transfer agent fees payable	53,512	1,414,694
Accrued trustees fees and expenses	346	7,950
Accrued distribution (12b-1) and service fees payable	10,994	254,688
Accrued other expenses	7,997	123,454

Total liabilities	1,424,479	53,821,521

Net assets	$160,114,888	$3,384,299,858

Class M Shares:
Net assets (Applicable to 19,418,296, 181,118,755, 16,241,305, 1,492,425,853, 59,358,124, 71,487,474, 655,588, 8,311,230, and 1,094,121, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$83,230,643	$1,585,866,983

Net asset value, offering and redemption price per Class M share	$4.29	$8.76

Class I Shares:
Net assets (Applicable to 17,915,013, 204,829,003, 100,695,824, 3,932,924,143, 65,604,880, 121,451,341, 14,760,953, 10,342,976, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$76,884,245	$1,794,082,510

Net asset value, offering and redemption price per Class I share	$4.29	$8.76

Administrative Class:
Net assets (Applicable to 0, 384,626, 0, 32,849,291, 0, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$4,350,365

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.31

Plan Class:
Net assets (Applicable to 0, 0, 0, 833,931,098, 0, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Capital paid-in (Note 8)	$208,182,476	$3,586,918,897
Undistributed (distributions in excess of) net investment income	(60,275)	(540,044)
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, options written and swap contracts	(48,558,447)	(215,330,727)
Net unrealized appreciation/(depreciation) on investments	551,134	13,186,105
Net unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, options written and swap contracts	–	65,627

Net assets	$160,114,888	$3,384,299,858

1  Consolidated Statement of Assets and Liabilities.

See accompanying notes to financial statements.

147 / Semi-Annual Report September 2015

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2015 (Unaudited)

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND[1]	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$1,257,655,654	$75,774,933,572	$1,159,612,645	$2,279,848,512	$149,796,526	$ 152,363,099	$ 7,364,630
34,680	32,510,012	358,882	–	266,327	25,941	21,139
–	8,266,251	–	–	–	–	(3,413)
–	–	–	2,679,016	–	–	–
–	–	964,042	–	–	–	–
–	–	2,951,028	–	–	–	–
3,490,590	242,191,666	18,385,983	9,228,107	555,035	622,231	9,028
30,310	–	33,346	–	4,716	–	9,630
10,784,128	1,667,617,036	24,397,023	–	12,880,262	205,724	–
16,838,204	122,383,982	729,306	5,521,142	51,944	136,946	–
–	339,885	–	–	–	–	–
–	187,500	–	114,375	–	563	70,688
54,998	1,220,179	43,284	107,364	42,575	29,444	13,839
1,288,888,564	77,849,650,083	1,207,475,539	2,297,498,516	163,597,385	153,383,948	7,485,541

259,695	14,197,782	–	–	–	–	–
142,636	41,133,920	–	–	–	–	93,142

–	3,805,475	–	–	–	–	–
49,680,865	9,879,183,395	47,563,910	9,050,941	8,698,788	207,160	–
1,549,877	201,801,148	4,655,611	15,138,934	1,085,540	286,583	4
23,203	1,641,063	–	–	–	–	–
529	26,566	834	771	53	75	–
35,629	9,414,312	293,529	752,560	806	7,367	–
–	306	–	–	–	–	–
40,435	754,566	32,418	67,475	10,743	30,526	11,031
348,690	19,409,839	487,373	1,217,747	71,394	157,369	–
22,080	84,421	26,018	–	–	18,570	17,175
236,878	14,427,423	634,140	336,355	7,238	58,709	3,406
2,719	147,563	3,144	4,800	367	359	22
29,489	2,848,882	115,440	172,037	1,348	14,033	–
61,840	3,008,477	129,098	74,134	5,800	7,319	1,431
52,434,565	10,191,885,138	53,941,515	26,815,754	9,882,077	788,070	126,211
$1,236,453,999	$67,657,764,945	$1,153,534,024	$2,270,682,762	$153,715,308	$ 152,595,878	$ 7,359,330

$ 171,785,228	$16,173,489,308	$ 548,047,124	$ 841,724,682	$ 6,539,162	$ 68,016,212	$ 7,359,330
$ 10.58	$ 10.84	$ 9.23	$ 11.77	$ 9.97	$ 8.18	$ 6.73

$1,064,668,771	$42,610,904,327	$ 605,486,900	$1,428,958,080	$147,176,146	$ 84,579,666	N/A
$ 10.57	$ 10.83	$ 9.23	$ 11.77	$ 9.97	$ 8.18	N/A

N/A	$ 356,190,025	N/A	N/A	N/A	N/A	N/A
N/A	$ 10.84	N/A	N/A	N/A	N/A	N/A

N/A	$ 8,517,181,285	N/A	N/A	N/A	N/A	N/A
N/A	$ 10.21	N/A	N/A	N/A	N/A	N/A

$1,224,018,741	$66,768,959,546	$1,296,037,906	$2,287,906,842	$156,164,567	$ 263,518,895	$ 99,906,383
(427,957)	(24,365,007)	2,643,217	1,185,652	5,001	644,004	6,129

6,208,600	696,912,304	(22,706,512)	(2,054,464)	(848,558)	(115,813,719)	(92,422,788)
6,446,730	221,938,196	(122,444,768)	(15,943,959)	(1,605,702)	4,256,800	(76,906)

207,885	(5,680,094)	4,181	(411,309)	–	(10,102)	(53,488)
$1,236,453,999	$67,657,764,945	$1,153,534,024	$2,270,682,762	$153,715,308	$ 152,595,878	$ 7,359,330

See accompanying notes to financial statements.

Semi-Annual Report September 2015 / 148

Metropolitan West Funds

Statements of Operations

For the Six months Ended September 30, 2015 (Unaudited)

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$881,312	$30,763,933
Dividends	1,008	10,693

Total investment income	882,320	30,774,626

Expenses:
Investment advisory fees (Note 6)	199,286	5,271,656
Administration fees	57,780	220,702
Commitment fee	370	8,677
Custodian fees	12,625	67,512
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	61,403	1,619,762
Administrative Class	–	4,147
Insurance expense	2,228	40,907
Miscellaneous expenses	921	10,660
Professional fees	21,757	39,318
Registration and filing fees	31,690	105,450
Reports to shareholders	6,776	89,909
Transfer agent fees	64,119	1,362,706
Trustees’ fees and expenses	634	14,729
Repayment of reimbursed expenses - Class I (Note 6)	–	20,314

Total operating expenses	459,589	8,876,449
Expenses waived and reimbursed (Note 6)	(127,157)	–

Net expenses	332,432	8,876,449

Net investment income	549,888	21,898,177

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain/(loss) on:
Investments	4,161	(3,807,683)
Futures contracts	–	(51,608)
Foreign currency transactions	–	(35,240)
Options and swaptions written	–	–
Swap contracts	–	–

Net change in unrealized appreciation/(depreciation) on:
Investments	(257,239)	(15,195,530)
Futures contracts	–	84,771
Foreign currency transactions	–	(755,165)
Options and swaptions written	–	51,043
Swap contracts	–	–

Net change in realized and unrealized loss on investments, futures contracts, foreign currency exchange contracts, options and swaptions written and swap contracts	(253,078)	(19,709,412)

Net Increase/(Decrease) in Net Assets from Operations	$296,810	$2,188,765

1  Consolidated Statement of Operations.

See accompanying notes to financial statements.

149 / Semi-Annual Report September 2015

Metropolitan West Funds

Statements of Operations

For the Six months Ended September 30, 2015 (Unaudited)

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND[1]	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$11,505,053	$775,884,095	$33,656,410	$31,727,620	$3,540,817	$4,217,644	$45,447
5,452	195,501	4,872	570,084	643	48,212	80

11,510,505	776,079,596	33,661,282	32,297,704	3,541,460	4,265,856	45,527

2,125,133	116,388,913	3,360,846	7,119,624	457,364	1,198,199	487
118,003	2,408,989	97,580	193,154	51,873	74,604	35,086
2,919	157,077	3,536	5,050	383	389	–
32,709	913,916	29,168	55,869	8,937	11,276	8,001

176,246	17,257,055	827,576	1,023,016	8,123	87,974	–
–	319,806	–	–	–	–	–
7,480	395,909	24,195	10,995	1,730	2,214	62
2,949	115,395	5,522	3,864	824	950	264
26,483	177,073	33,022	30,138	20,675	22,767	20,023
76,230	2,499,883	44,941	133,871	29,705	25,962	12,936
25,160	1,595,302	108,362	57,304	2,662	9,311	1,192
273,698	15,627,467	614,794	480,111	22,033	72,499	12,179
5,014	270,610	5,948	8,763	675	663	40
108,557	202,090	–	117,601	–	45,177	–

2,980,581	158,329,485	5,155,490	9,239,360	604,984	1,551,985	90,270
–	–	(294,899)	–	(16,385)	–	(48,140)

2,980,581	158,329,485	4,860,591	9,239,360	588,599	1,551,985	42,130

8,529,924	617,750,111	28,800,691	23,058,344	2,952,861	2,713,871	3,397

(493,991)	282,499,090	(11,039,441)	(1,900,767)	(1,040,082)	260,737	(4,903)
351,257	22,713,851	30,095	1,445,520	–	(9,090)	(321,752)
(12,120)	(662,550)	–	–	–	–	–
–	8,543,894	–	–	–	–	–
–	1,546,926	33,242	–	–	–	(217,065)

(8,350,015)	(1,388,628,549)	(56,671,098)	(31,787,213)	(1,449,570)	(3,167,744)	(31,254)
121,759	(327,714)	–	(1,078,070)	–	(1,352)	(76,045)
(259,695)	(14,197,782)	–	165	–	–	–
–	(2,709,577)	–	–	–	–	–
(13,865)	9,241,893	3,306,267	–	–	–	(30,329)

(8,656,670)	(1,081,980,518)	(64,340,935)	(33,320,365)	(2,489,652)	(2,917,449)	(681,348)

$(126,746)	$(464,230,407)	$(35,540,244)	$(10,262,021)	$463,209	$(203,578)	$(677,951)

See accompanying notes to financial statements.

Semi-Annual Report September 2015 / 150

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015
Operations:
Net investment income	$549,888	$1,352,165
Net realized gain/(loss) on investments	4,161	(175,292)
Net realized gain/(loss) on futures contracts, options written, swap contracts and swaptions written	–	–
Net change in unrealized appreciation/(depreciation) on investments	(257,239)	(176,428)
Net change in unrealized appreciation/(depreciation) on futures contracts, options written, swap contracts and swaptions written	–	–

Net increase/(decrease) in net assets resulting from operations	296,810	1,000,445

Distributions to Shareholders from:
Net investment income:
Class M	(238,337)	(590,977)
Class I	(326,292)	(800,145)
Administrative Class	–	–
Plan Class	–	–
Net realized gains:
Class M	–	–
Class I	–	–
Administrative Class	–	–
Plan Class	–	–

Net decrease in net assets resulting from distributions	(564,629)	(1,391,122)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	26,601,835	54,797,853
Shares issued in reinvestment of distributions	224,565	534,493
Cost of shares redeemed	(13,336,092)	(82,367,701)

Total Class M capital share transactions	13,490,308	(27,035,355)

Class I:
Proceeds from sale of shares	28,141,460	73,486,576
Shares issued in reinvestment of distributions	232,491	648,419
Cost of shares redeemed	(31,879,217)	(94,022,857)

Total Class I capital share transactions	(3,505,266)	(19,887,862)

Administrative Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Administrative Class capital share transactions	–	–

Plan Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Plan Class capital share transactions	–	–

Net increase/(decrease) in net assets resulting from capital share transactions	9,985,042	(46,923,217)

Net increase/(decrease) in net assets	9,717,223	(47,313,894)
Net assets at beginning of period	150,397,665	197,711,559

Net assets at end of period (including undistributed (distributions in excess of) net investment income of $(60,275), $(45,534), $(540,044), $(784,447), $(427,957), $(374,758), $(24,365,007) and $(30,849,107), respectively)	$160,114,888	$150,397,665

See accompanying notes to financial statements.

151 / Semi-Annual Report September 2015

Metropolitan West Funds

Statements of Changes in Net Assets

LOW DURATION BOND FUND		INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND

SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015

$ 21,898,177	$ 47,503,746	$ 8,529,924	$ 10,905,940	$ 617,750,111	$ 755,947,671
(3,807,683)	4,401,195	(493,991)	8,931,739	282,499,090	647,367,869

(86,848)	143,091	339,137	16,706	32,142,121	(2,660,229)
(15,195,530)	(6,558,481)	(8,350,015)	3,731,451	(1,388,628,549)	731,587,988

(619,351)	180,122	(151,801)	(277,595)	(7,993,180)	(49,846,029)
2,188,765	45,669,673	(126,746)	23,308,241	(464,230,407)	2,082,397,270

(9,435,755)	(23,716,617)	(1,009,995)	(2,060,920)	(135,941,100)	(227,894,482)
(12,195,900)	(24,542,176)	(7,573,128)	(9,256,255)	(396,313,965)	(502,397,784)
(22,119)	(48,204)	–	–	(2,322,194)	(1,645,004)
–	–	–	–	(76,688,752)	(42,094,872)

–	–	–	(412,979)	–	(32,400,318)
–	–	–	(2,385,384)	–	(76,572,282)
–	–	–	–	–	(301,357)
–	–	–	–	–	(5,847,430)
(21,653,774)	(48,306,997)	(8,583,123)	(14,115,538)	(611,266,011)	(889,153,529)

192,156,358	669,802,599	39,923,971	69,232,054	2,277,802,024	8,159,891,829
9,170,684	22,808,876	975,189	2,387,421	132,087,052	251,451,149
(355,072,313)	(860,470,686)	(31,044,523)	(55,121,272)	(2,519,666,915)	(2,821,075,236)
(153,745,271)	(167,859,211)	9,854,637	16,498,203	(109,777,839)	5,590,267,742

406,858,899	1,284,416,956	121,414,813	750,541,178	7,990,799,858	27,743,258,969
10,757,429	20,963,094	7,368,085	11,332,139	336,424,811	489,831,540
(529,044,588)	(1,083,957,459)	(107,894,217)	(73,907,839)	(5,320,511,896)	(4,725,208,360)
(111,428,260)	221,422,591	20,888,681	687,965,478	3,006,712,773	23,507,882,149

375,532	1,900,538	–	–	126,431,248	276,526,737
22,119	48,096	–	–	2,175,769	1,871,495
(622,382)	(968,305)	–	–	(48,935,760)	(38,975,458)
(224,731)	980,329	–	–	79,671,257	239,422,774

–	–	–	–	1,971,593,846	6,990,691,332
–	–	–	–	75,804,371	47,506,330
–	–	–	–	(587,503,415)	(457,398,473)
–	–	–	–	1,459,894,802	6,580,799,189
(265,398,262)	54,543,709	30,743,318	704,463,681	4,436,500,993	35,918,371,854
(284,863,271)	51,906,385	22,033,449	713,656,384	3,361,004,575	37,111,615,595
3,669,163,129	3,617,256,744	1,214,420,550	500,764,166	64,296,760,370	27,185,144,775

$3,384,299,858	$ 3,669,163,129	$1,236,453,999	$1,214,420,550	$67,657,764,945	$64,296,760,370

See accompanying notes to financial statements.

Semi-Annual Report September 2015 / 152

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND[1]

	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015
Operations:
Net investment income	$28,800,691	$85,923,307
Net realized gain/(loss) on investments	(11,039,441)	12,521,209
Net realized gain/(loss) on futures contracts and swap contracts	63,337	(841,250)
Net change in unrealized appreciation/(depreciation) on investments	(56,671,098)	(108,512,258)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency transactions and swap contracts	3,306,267	57,923

Net increase/(decrease) in net assets resulting from operations	(35,540,244)	(10,851,069)

Distributions to Shareholders from:
Net investment income:
Class M	(13,578,520)	(45,178,492)
Class I	(14,840,235)	(40,822,736)
Net realized gains:
Class M	–	(11,770,017)
Class I	–	(11,252,302)

Net decrease in net assets resulting from distributions	(28,418,755)	(109,023,547)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	54,481,387	301,423,668
Shares issued in reinvestment of distributions	12,688,094	53,703,499
Cost of shares redeemed	(252,624,028)	(851,725,018)

Total Class M capital share transactions	(185,454,547)	(496,597,851)

Class I:
Proceeds from sale of shares	84,930,430	543,128,822
Shares issued in reinvestment of distributions	13,234,246	45,738,741
Cost of shares redeemed	(215,685,774)	(685,492,424)

Total Class I capital share transactions	(117,521,098)	(96,624,861)

Net increase/(decrease) in net assets resulting from capital share transactions	(302,975,645)	(593,222,712)

Net increase/(decrease) in net assets	(366,934,644)	(713,097,328)
Net assets at beginning of period	1,520,468,668	2,233,565,996

Net assets at end of period (including undistributed (distributions in excess of) net investment income of $2,643,217, $2,261,281, $1,185,652, $378,108, $5,001, $5,042, $644,004, $252,909, $6,129 and $2,732, respectively)	$1,153,534,024	$1,520,468,668

1  Consolidated Statement of Changes in Net Assets.

See accompanying notes to financial statements.

153 / Semi-Annual Report September 2015

Metropolitan West Funds

Statements of Changes in Net Assets

UNCONSTRAINED BOND FUND		FLOATING RATE INCOME FUND*		STRATEGIC INCOME FUND		ALPHATRAK 500 FUND

SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015

$23,058,344	$22,453,851	$2,952,861	$4,495,372	$2,713,871	$4,414,532	$3,397	$34,728
(1,900,767)	971,414	(1,040,082)	508,482	260,737	2,162,859	(4,903)	(1,066)

1,445,520	(1,478,056)	–	–	(9,090)	(36,988)	(538,817)	706,696
(31,787,213)	4,785,921	(1,449,570)	(1,496,849)	(3,167,744)	(1,921,542)	(31,254)	(14,108)

(1,077,905)	346,244	–	–	(1,352)	(8,750)	(106,374)	(68,186)

(10,262,021)	27,079,374	463,209	3,507,005	(203,578)	4,610,111	(677,951)	658,064

(7,508,846)	(7,357,430)	(109,049)	(220,858)	(943,477)	(1,494,757)	–	(46,024)
(14,741,954)	(14,937,012)	(2,843,853)	(4,271,510)	(1,379,299)	(2,512,958)	–	–

–	–	–	(77,688)	–	–	–	–
–	–	–	(1,117,277)	–	–	–	–

(22,250,800)	(22,294,442)	(2,952,902)	(5,687,333)	(2,322,776)	(4,007,715)	–	(46,024)

222,100,416	633,642,743	1,997,928	15,857,833	11,537,674	36,867,133	2,155,642	6,847,181
6,831,921	6,627,548	104,512	273,986	903,910	1,430,221	–	45,653
(113,129,636)	(210,477,315)	(1,588,649)	(15,165,099)	(16,769,196)	(38,210,139)	(3,853,494)	(3,093,474)

115,802,701	429,792,976	513,791	966,720	(4,327,612)	87,215	(1,697,852)	3,799,360

296,982,267	1,054,451,095	43,011,573	32,482,252	16,757,185	52,980,845	–	–
11,226,916	13,230,264	2,840,914	5,382,071	1,377,536	1,842,365	–	–
(157,928,599)	(183,775,346)	(34,477,551)	(13,094,268)	(22,856,083)	(111,007,047)	–	–

150,280,584	883,906,013	11,374,936	24,770,055	(4,721,362)	(56,183,837)	–	–

266,083,285	1,313,698,989	11,888,727	25,736,775	(9,048,974)	(56,096,622)	(1,697,852)	3,799,360

233,570,464	1,318,483,921	9,399,034	23,556,447	(11,575,328)	(55,494,226)	(2,375,803)	4,411,400
2,037,112,298	718,628,377	144,316,274	120,759,827	164,171,206	219,665,432	9,735,133	5,323,733

$2,270,682,762	$2,037,112,298	$153,715,308	$144,316,274	$152,595,878	$164,171,206	$7,359,330	$9,735,133

* The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

See accompanying notes to financial statements.

Semi-Annual Report September 2015 / 154

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Period	$4.29	$4.30	$4.31	$4.20	$4.24	$4.04

Income from Investment Operations:
Net investment income[1]	0.01	0.03	0.04	0.06	0.08	0.11
Net realized and unrealized gain/(loss)	(0.00)[2]	(0.01)	(0.01)	0.12	(0.04)	0.21

Total Income from Investment Operations	0.01	0.02	0.03	0.18	0.04	0.32

Less Distributions:
From net investment income	(0.01)	(0.03)	(0.04)	(0.07)	(0.08)	(0.12)

Total Distributions	(0.01)	(0.03)	(0.04)	(0.07)	(0.08)	(0.12)

Net Asset Value, End of Period	$4.29	$4.29	$4.30	$4.31	$4.20	$4.24

Total Return	0.32%	0.42%	0.74%	4.26%	1.00%	8.01%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$83,231	$69,868	$97,090	$56,977	$37,261	$42,174
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.67%[3]	0.65%	0.60%	0.64%	0.68%	0.65%
After expense waivers and reimbursements	0.50%[3]	0.50%	0.50%	0.50%	0.51%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.60%[3]	0.63%	0.92%	1.50%	1.90%	2.57%
Portfolio Turnover Rate	13%[4]	16%	31%	43%	29%	42%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

155 / Semi-Annual Report September 2015

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Period	$4.30	$4.31	$4.32	$4.21	$4.25	$4.04

Income from Investment Operations:
Net investment income[1]	0.02	0.03	0.05	0.07	0.09	0.12
Net realized and unrealized gain/(loss)	(0.01)	(0.00)[2]	(0.01)	0.11	(0.04)	0.22

Total Income from Investment Operations	0.01	0.03	0.04	0.18	0.05	0.34

Less Distributions:
From net investment income	(0.02)	(0.04)	(0.05)	(0.07)	(0.09)	(0.13)

Total Distributions	(0.02)	(0.04)	(0.05)	(0.07)	(0.09)	(0.13)

Net Asset Value, End of Period	$4.29	$4.30	$4.31	$4.32	$4.21	$4.25

Total Return	0.16%	0.59%	0.90%	4.42%	1.17%	8.43%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$76,884	$80,530	$100,622	$67,947	$75,106	$71,173
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.48%[3]	0.46%	0.43%	0.48%	0.52%	0.49%
After expense waivers and reimbursements	0.34%[3]	0.34%	0.34%	0.34%	0.35%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.77%[3]	0.79%	1.09%	1.70%	2.03%	2.83%
Portfolio Turnover Rate	13%[4]	16%	31%	43%	29%	42%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2015 / 156

Metropolitan West Funds

Financial Highlights

	LOW DURATION
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Period	$8.81	$8.81	$8.83	$8.60	$8.65	$8.21

Income from Investment Operations:
Net investment income[1]	0.05	0.11	0.14	0.25	0.26	0.26
Net realized and unrealized gain/(loss)	(0.05)	(0.00)[2]	(0.01)	0.23	(0.05)	0.44

Total Income from Investment Operations	–	0.11	0.13	0.48	0.21	0.70

Less Distributions:
From net investment income	(0.05)	(0.11)	(0.15)	(0.25)	(0.26)	(0.26)

Total Distributions	(0.05)	(0.11)	(0.15)	(0.25)	(0.26)	(0.26)

Net Asset Value, End of Period	$8.76	$8.81	$8.81	$8.83	$8.60	$8.65

Total Return	0.10%	1.24%	1.45%	5.64%	2.53%	8.63%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,585,867	$1,749,130	$1,918,474	$1,140,625	$1,214,668	$1,356,201
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.63%[3]	0.62%	0.57%	0.57%	0.59%	0.58%
After expense waivers and reimbursements	0.63%[3]	0.61%	0.57%	0.57%	0.59%	0.58%
Ratio of Net Investment Income to Average Net
Assets After expense waivers and reimbursements	1.12%[3]	1.21%	1.60%	2.83%	3.06%	3.01%
Portfolio Turnover Rate	47%[4]	30%	31%	60%	60%	87%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

157 / Semi-Annual Report September 2015

Metropolitan West Funds

Financial Highlights

	LOW DURATION
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Period	$8.81	$8.81	$8.83	$8.60	$8.66	$8.22

Income from Investment Operations:
Net investment income[1]	0.06	0.13	0.16	0.26	0.28	0.27
Net realized and unrealized gain/(loss)	(0.05)	(0.00)[2]	(0.02)	0.24	(0.06)	0.45

Total Income from Investment Operations	0.01	0.13	0.14	0.50	0.22	0.72

Less Distributions:
From net investment income	(0.06)	(0.13)	(0.16)	(0.27)	(0.28)	(0.28)

Total Distributions	(0.06)	(0.13)	(0.16)	(0.27)	(0.28)	(0.28)

Net Asset Value, End of Period	$8.76	$8.81	$8.81	$8.83	$8.60	$8.66

Total Return	0.11%	1.46%	1.64%	5.84%	2.61%	8.82%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,794,083	$1,915,434	$1,695,160	$741,747	$504,182	$573,395
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.39%[3]	0.39%	0.37%	0.38%	0.40%	0.39%
After expense waivers and reimbursements	0.39%[3]	0.39%	0.37%	0.38%	0.40%	0.39%
Ratio of Net Investment Income to Average Net
Assets After expense waivers and reimbursements	1.36%[3]	1.42%	1.78%	3.00%	3.24%	3.20%
Portfolio Turnover Rate	47%[4]	30%	31%	60%	60%	87%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2015 / 158

Metropolitan West Funds

Financial Highlights

	LOW DURATION
	BOND FUND ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Period	$11.37	$11.38	$11.41	$11.11	$11.18	$10.61

Income from Investment Operations:
Net investment income[1]	0.06	0.12	0.14	0.32	0.31	0.31
Net realized and unrealized gain/(loss)	(0.06)	(0.00)[2]	–	0.28	(0.06)	0.57

Total Income from Investment Operations	–	0.12	0.14	0.60	0.25	0.88

Less Distributions:
From net investment income	(0.06)	(0.13)	(0.17)	(0.30)	(0.32)	(0.31)

Total Distributions	(0.06)	(0.13)	(0.17)	(0.30)	(0.32)	(0.31)

Net Asset Value, End of Period	$11.31	$11.37	$11.38	$11.41	$11.11	$11.18

Total Return	(0.02)%	1.04%	1.21%	5.46%	2.28%	8.41%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$4,350	$4,599	$3,623	$105	$1,594	$2,133
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.73%[3]	0.72%	0.78%	0.77%	0.79%	0.78%
After expense waivers and reimbursements	0.73%[3]	0.72%	0.78%	0.77%	0.79%	0.78%
Ratio of Net Investment Income to Average Net
Assets After expense waivers and reimbursements	1.02%[3]	1.09%	1.24%	2.85%	2.82%	2.78%
Portfolio Turnover Rate	47%[4]	30%	31%	60%	60%	87%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

159 / Semi-Annual Report September 2015

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Period	$10.65	$10.52	$10.69	$10.47	$10.31	$10.17

Income from Investment Operations:
Net investment income[1]	0.06	0.14	0.24	0.35	0.40	0.44
Net realized and unrealized gain/(loss)	(0.07)	0.16	(0.16)	0.40	0.16	0.50

Total Income from Investment Operations	(0.01)	0.30	0.08	0.75	0.56	0.94

Less Distributions:
From net investment income	(0.06)	(0.14)	(0.24)	(0.35)	(0.40)	(0.44)
From net capital gains	–	(0.03)	(0.01)	(0.18)	–	(0.36)

Total Distributions	(0.06)	(0.17)	(0.25)	(0.53)	(0.40)	(0.80)

Net Asset Value, End of Period	$10.58	$10.65	$10.52	$10.69	$10.47	$10.31

Total Return	(0.06)%	2.87%	0.80%	7.28%	5.56%	9.50%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$171,785	$163,048	$144,635	$115,576	$89,990	$56,748
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%[2]	0.72%	0.69%	0.69%	0.72%	0.72%
After expense waivers and reimbursements	0.70%[2]	0.68%	0.65%	0.65%	0.66%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.20%[2]	1.30%	2.25%	3.24%	3.89%	4.24%
Portfolio Turnover Rate	182%[3]	253%	208%	119%	145%	192%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2015 / 160

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Period	$10.65	$10.52	$10.69	$10.47	$10.30	$10.17

Income from Investment Operations:
Net investment income[1]	0.08	0.15	0.25	0.37	0.43	0.46
Net realized and unrealized gain/(loss)	(0.08)	0.17	(0.15)	0.40	0.16	0.50

Total Income from Investment Operations	–	0.32	0.10	0.77	0.59	0.96

Less Distributions:
From net investment income	(0.08)	(0.16)	(0.26)	(0.37)	(0.42)	(0.47)
From net capital gains	–	(0.03)	(0.01)	(0.18)	–	(0.36)

Total Distributions	(0.08)	(0.19)	(0.27)	(0.55)	(0.42)	(0.83)

Net Asset Value, End of Period	$10.57	$10.65	$10.52	$10.69	$10.47	$10.30

Total Return	(0.03)%	3.09%	1.02%	7.50%	5.89%	9.62%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,064,669	$1,051,372	$356,129	$197,719	$193,480	$144,364
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.46%[2,3]	0.48%	0.46%	0.48%	0.51%	0.51%
After expense waivers and reimbursements	0.46%[2]	0.48%	0.44%	0.44%	0.45%	0.44%
Ratio of Net Investment Income to Average Net
Assets After expense waivers and reimbursements	1.44%[2]	1.38%	2.39%	3.46%	4.11%	4.45%
Portfolio Turnover Rate	182%[4]	253%	208%	119%	145%	192%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.46%
[4]	Non-Annualized.

See accompanying notes to financial statements.

161 / Semi-Annual Report September 2015

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Period	$11.02	$10.68	$10.92	$10.54	$10.41	$10.16

Income from Investment Operations:
Net investment income[1]	0.09	0.19	0.29	0.36	0.45	0.47
Net realized and unrealized gain/(loss)	(0.18)	0.38	(0.18)	0.62	0.21	0.42

Total Income/(Loss) from Investment Operations	(0.09)	0.57	0.11	0.98	0.66	0.89

Less Distributions:
From net investment income	(0.09)	(0.20)	(0.29)	(0.38)	(0.45)	(0.47)
From net capital gains	–	(0.03)	(0.06)	(0.22)	(0.08)	(0.17)

Total Distributions	(0.09)	(0.23)	(0.35)	(0.60)	(0.53)	(0.64)

Net Asset Value, End of Period	$10.84	$11.02	$10.68	$10.92	$10.54	$10.41

Total Return	(0.82)%	5.38%	1.07%	9.46%	6.55%	8.86%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$16,173,489	$16,558,422	$10,587,362	$10,806,099	$8,154,998	$6,999,143
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.66%[2]	0.68%	0.62%	0.61%	0.63%	0.63%
After expense waivers and reimbursements	0.66%[2]	0.68%	0.62%	0.61%	0.63%	0.63%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.67%[2]	1.79%	2.70%	3.30%	4.33%	4.47%
Portfolio Turnover Rate	172%[3]	246%	255%	160%	156%	228%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2015 / 162

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Period	$11.01	$10.68	$10.92	$10.54	$10.41	$10.16

Income from Investment Operations:
Net investment income[1]	0.10	0.21	0.31	0.38	0.47	0.49
Net realized and unrealized gain/(loss)	(0.18)	0.38	(0.18)	0.62	0.21	0.42

Total Income/(Loss) from Investment Operations	(0.08)	0.59	0.13	1.00	0.68	0.91

Less Distributions:
From net investment income	(0.10)	(0.23)	(0.31)	(0.40)	(0.47)	(0.49)
From net capital gains	–	(0.03)	(0.06)	(0.22)	(0.08)	(0.17)

Total Distributions	(0.10)	(0.26)	(0.37)	(0.62)	(0.55)	(0.66)

Net Asset Value, End of Period	$10.83	$11.01	$10.68	$10.92	$10.54	$10.41

Total Return	(0.70)%	5.54%	1.29%	9.69%	6.78%	9.08%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$42,610,904	$40,277,552	$16,023,118	$13,693,971	$11,275,951	$5,972,132
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.42%[2]	0.44%	0.40%	0.40%	0.42%	0.42%
After expense waivers and reimbursements	0.42%[2]	0.44%	0.40%	0.40%	0.42%	0.42%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.91%[2]	1.94%	2.90%	3.52%	4.53%	4.67%
Portfolio Turnover Rate	172%[3]	246%	255%	160%	156%	228%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Non-Annualized.

See accompanying notes to financial statements.

163 / Semi-Annual Report September 2015

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Period	$11.02	$10.68	$10.93	$10.55	$10.42	$10.17

Income from Investment Operations:
Net investment income[1]	0.08	0.16	0.26	0.33	0.43	0.44
Net realized and unrealized gain/(loss)	(0.18)	0.40	(0.18)	0.63	0.21	0.42

Total Income/(Loss) from Investment Operations	(0.10)	0.56	0.08	0.96	0.64	0.86

Less Distributions:
From net investment income	(0.08)	(0.19)	(0.27)	(0.36)	(0.43)	(0.44)
From net capital gains	–	(0.03)	(0.06)	(0.22)	(0.08)	(0.17)

Total Distributions	(0.08)	(0.22)	(0.33)	(0.58)	(0.51)	(0.61)

Net Asset Value, End of Period	$10.84	$11.02	$10.68	$10.93	$10.55	$10.42

Total Return	(0.88)%	5.25%	0.79%	9.24%	6.34%	8.63%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$356,190	$281,479	$39,430	$15,783	$7,061	$6,681
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.79%[2]	0.80%	0.81%	0.81%	0.83%	0.83%
After expense waivers and reimbursements	0.79%[2]	0.80%	0.81%	0.81%	0.83%	0.83%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.55%[2]	1.45%	2.47%	3.04%	4.14%	4.16%
Portfolio Turnover Rate	172%[3]	246%	255%	160%	156%	228%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2015 / 164

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND PLAN CLASS*
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$10.38	$10.07	$10.30	$9.95	$10.00

Income from Investment Operations:
Net investment income[1]	0.10	0.18	0.29	0.35	0.30
Net realized and unrealized gain/(loss)	(0.17)	0.38	(0.17)	0.60	0.07

Total Income/(Loss) from Investment Operations	(0.07)	0.56	0.12	0.95	0.37

Less Distributions:
From net investment income	(0.10)	(0.22)	(0.29)	(0.38)	(0.34)
From net capital gains	–	(0.03)	(0.06)	(0.22)	(0.08)

Total Distributions	(0.10)	(0.25)	(0.35)	(0.60)	(0.42)

Net Asset Value, End of Period	$10.21	$10.38	$10.07	$10.30	$9.95

Total Return	(0.69)%	5.60%	1.30%	9.73%	3.81%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$8,517,181	$7,179,308	$535,236	$348,453	$119,860
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.38%[3]	0.40%	0.39%	0.40%	0.41%[3]
After expense waivers and reimbursements	0.38%[3]	0.39%	0.39%	0.39%	0.40%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.95%[3]	1.77%	2.88%	3.42%	4.43%[3]
Portfolio Turnover Rate	172%[2]	246%	255%	160%	156%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Total Return Bond Fund Plan Class Shares commenced operations on August 1, 2011.

See accompanying notes to financial statements.

165 / Semi-Annual Report September 2015

Metropolitan West Funds

Financial Highlights

	HIGH YIELD
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)[1]	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Period	$9.72	$10.37	$10.59	$10.11	$10.94	$10.40

Income from Investment Operations:
Net investment income[2]	0.20	0.45	0.54	0.64	0.73	0.82
Net realized and unrealized gain/(loss)	(0.49)	(0.51)	0.05	0.57	(0.68)	0.59

Total Income/(Loss) from Investment Operations	(0.29)	(0.06)	0.59	1.21	0.05	1.41

Less Distributions:
From net investment income	(0.20)	(0.45)	(0.53)	(0.68)	(0.76)	(0.82)
From net capital gains	–	(0.14)	(0.28)	(0.05)	(0.12)	(0.05)

Total Distributions	(0.20)	(0.59)	(0.81)	(0.73)	(0.88)	(0.87)

Redemption fees added to paid-in capital (Note 8)	–	–	–	–	–	0.00 [3]

Net Asset Value, End of Period	$9.23	$9.72	$10.37	$10.59	$10.11	$10.94

Total Return	(3.07)%	(0.65)%	5.89%	12.40%	0.68%	14.19%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$548,047	$764,684	$1,323,298	$1,335,683	$1,227,806	$1,351,022
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.91%[4]	0.89%	0.82%	0.81%	0.85%	0.85%
After expense waivers and reimbursements	0.85%[4]	0.83%	0.80%	0.79%	0.82%	0.80%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.15%[4]	4.41%	5.20%	6.20%	7.14%	7.73%
Portfolio Turnover Rate	56%[5]	61%	66%	74%	54%	34%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Amount is less than $0.01.
[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2015 / 166

Metropolitan West Funds

Financial Highlights

	HIGH YIELD
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)[1]	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Period	$9.72	$10.37	$10.59	$10.11	$10.94	$10.40

Income from Investment Operations:
Net investment income[2]	0.21	0.47	0.57	0.66	0.75	0.85
Net realized and unrealized gain/(loss)	(0.49)	(0.51)	0.05	0.57	(0.68)	0.59

Total Income/(Loss) from Investment Operations	(0.28)	(0.04)	0.62	1.23	0.07	1.44

Less Distributions:
From net investment income	(0.21)	(0.47)	(0.56)	(0.70)	(0.78)	(0.85)
From net capital gains	–	(0.14)	(0.28)	(0.05)	(0.12)	(0.05)

Total Distributions	(0.21)	(0.61)	(0.84)	(0.75)	(0.90)	(0.90)

Redemption fees added to paid-in capital (Note 8)	–	–	–	–	–	0.00 [3]

Net Asset Value, End of Period	$9.23	$9.72	$10.37	$10.59	$10.11	$10.94

Total Return	(2.95)%	(0.40)%	6.16%	12.67%	0.93%	14.48%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$605,487	$755,786	$910,268	$997,308	$1,062,563	$765,086
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%[4]	0.60%	0.56%	0.57%	0.60%	0.60%
After expense waivers and reimbursements	0.60%[4]	0.58%	0.55%	0.54%	0.57%	0.55%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.40%[4]	4.65%	5.45%	6.46%	7.35%	7.99%
Portfolio Turnover Rate	56%[5]	61%	66%	74%	54%	34%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Amount is less than $0.01.
[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

167 / Semi-Annual Report September 2015

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED
	BOND FUND CLASS M*
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$11.95	$11.87	$11.81	$11.23	$10.00

Income from Investment Operations:
Net investment income[1]	0.11	0.21	0.29	0.36	0.32
Net realized and unrealized gain/(loss)	(0.18)	0.08	0.07	0.61	1.24

Total Income/(Loss) from Investment Operations	(0.07)	0.29	0.36	0.97	1.56

Less Distributions:
From net investment income	(0.11)	(0.21)	(0.29)	(0.39)	(0.31)
From net capital gains	–	–	(0.01)	–	(0.02)

Total Distributions	(0.11)	(0.21)	(0.30)	(0.39)	(0.33)

Net Asset Value, End of Period	$11.77	$11.95	$11.87	$11.81	$11.23

Total Return	(0.60)%	2.47%	3.09%	9.72%	15.72%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$841,725	$738,090	$305,872	$100,087	$9,894
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.04%[3]	1.04%	1.04%	1.35%	2.86%[3]
After expense waivers and reimbursements	1.04%[3]	1.03%	0.99%	0.99%	0.99%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.90%[3]	1.76%	2.46%	3.07%	6.11%[3]
Portfolio Turnover Rate	10%[2]	18%	38%	43%	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Unconstrained Bond Fund Class M Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

Semi-Annual Report September 2015 / 168

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED
	BOND FUND CLASS I*
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$11.94	$11.86	$11.80	$11.22	$10.00

Income from Investment Operations:
Net investment income[1]	0.13	0.24	0.32	0.38	0.33
Net realized and unrealized gain/(loss)	(0.17)	0.08	0.07	0.62	1.23

Total Income/(Loss) from Investment Operations	(0.04)	0.32	0.39	1.00	1.56

Less Distributions:
From net investment income	(0.13)	(0.24)	(0.32)	(0.42)	(0.32)
From net capital gains	–	–	(0.01)	–	(0.02)

Total Distributions	(0.13)	(0.24)	(0.33)	(0.42)	(0.34)

Net Asset Value, End of Period	$11.77	$11.94	$11.86	$11.80	$11.22

Total Return	(0.36)%	2.72%	3.34%	9.98%	15.85%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,428,958	$1,299,022	$412,757	$87,893	$7,776
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.73%[3]	0.79%[4]	0.78%	1.10%	2.60%[3]
After expense waivers and reimbursements	0.73%[3]	0.79%	0.75%	0.75%	0.75%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.22%[3]	2.00%	2.70%	3.21%	6.23%[3]
Portfolio Turnover Rate	10%[2]	18%	38%	43%	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.76%
*	The Unconstrained Bond Fund Class I Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

169 / Semi-Annual Report September 2015

Metropolitan West Funds

Financial Highlights

	FLOATING RATE
	INCOME FUND CLASS M*
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	PERIOD ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$10.13	$10.28	$10.00

Income from Investment Operations:
Net investment income[1]	0.17	0.32	0.26
Net realized and unrealized gain/(loss)	(0.16)	(0.06)	0.25

Total Income from Investment Operations	0.01	0.26	0.51

Less Distributions:
From net investment income	(0.17)	(0.32)	(0.22)
From net capital gains	–	(0.09)	(0.01)

Total Distributions	(0.17)	(0.41)	(0.23)

Net Asset Value, End of Period	$9.97	$10.13	$10.28

Total Return	0.09%	2.53%	5.15%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$6,539	$6,126	$5,311
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.06%[3]	1.10%	1.11%[3]
After expense waivers and reimbursements	0.90%[3]	0.88%	0.85%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.35%[3]	3.15%	3.41%[3]
Portfolio Turnover Rate	41%[2]	49%	67%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Floating Rate Income Fund Class M Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

Semi-Annual Report September 2015 / 170

Metropolitan West Funds

Financial Highlights

	FLOATING RATE
	INCOME FUND CLASS I*
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	PERIOD ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$10.12	$10.28	$10.00

Income from Investment Operations:
Net investment income[1]	0.18	0.34	0.26
Net realized and unrealized gain/(loss)	(0.15)	(0.07)	0.26

Total Income from Investment Operations	0.03	0.27	0.52

Less Distributions:
From net investment income	(0.18)	(0.34)	(0.23)
From net capital gains	–	(0.09)	(0.01)

Total Distributions	(0.18)	(0.43)	(0.24)

Net Asset Value, End of Period	$9.97	$10.12	$10.28

Total Return	0.29%	2.63%	5.29%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$147,176	$138,190	$115,448
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.71%[3]	0.74%	0.81%[3]
After expense waivers and reimbursements	0.70%[3]	0.68%	0.65%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.55%[3]	3.33%	3.34%[3]
Portfolio Turnover Rate	41%[2]	49%	67%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Floating Rate Income Fund Class I Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

171 / Semi-Annual Report September 2015

Metropolitan West Funds

Financial Highlights

	STRATEGIC
	INCOME FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Period	$8.32	$8.29	$8.32	$7.82	$8.21	$7.45

Income from Investment Operations:
Net investment income[1]	0.13	0.18	0.22	0.39	0.44	0.40
Net realized and unrealized gain/(loss)	(0.16)	0.02	(0.02)	0.51	(0.36)	0.78

Total Income/(Loss) from Investment Operations	(0.03)	0.20	0.20	0.90	0.08	1.18

Less Distributions:
From net investment income	(0.11)	(0.17)	(0.23)	(0.40)	(0.47)	(0.42)

Total Distributions	(0.11)	(0.17)	(0.23)	(0.40)	(0.47)	(0.42)

Net Asset Value, End of Period	$8.18	$8.32	$8.29	$8.32	$7.82	$8.21

Total Return	(0.35)%	2.37%	2.42%	11.80%	1.11%	16.21%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$68,016	$73,453	$73,180	$36,823	$20,882	$88,162
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.18%[2]	2.41%	2.26%	2.16%	2.14%	2.22%
After expense waivers and reimbursements	2.18%[2]	2.35%	2.26%	2.16%	2.14%	2.22%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.16%[2]	2.20%	2.62%	4.85%	5.52%	5.10%
Portfolio Turnover Rate	15%[3]	32%	51%	50%	70%	93%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2015 / 172

Metropolitan West Funds

Financial Highlights

	STRATEGIC
	INCOME FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Period	$8.31	$8.29	$8.32	$7.82	$8.21	$7.44

Income from Investment Operations:
Net investment income[1]	0.15	0.20	0.25	0.42	0.49	0.43
Net realized and unrealized gain/(loss)	(0.15)	–	(0.03)	0.50	(0.39)	0.78

Total Income from Investment Operations	–	0.20	0.22	0.92	0.10	1.21

Less Distributions:
From net investment income	(0.13)	(0.18)	(0.25)	(0.42)	(0.49)	(0.44)

Total Distributions	(0.13)	(0.18)	(0.25)	(0.42)	(0.49)	(0.44)

Net Asset Value, End of Period	$8.18	$8.31	$8.29	$8.32	$7.82	$8.21

Total Return	(0.03)%	2.49%	2.69%	12.08%	1.36%	16.66%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$84,580	$90,718	$146,485	$178,751	$162,947	$180,409
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.76%[2]	2.10%	1.99%	1.91%	1.89%	1.97%
After expense waivers and reimbursements	1.76%[2]	2.10%	1.99%	1.91%	1.89%	1.97%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.58%[2]	2.37%	3.07%	5.18%	6.19%	5.41%
Portfolio Turnover Rate	15%[3]	32%	51%	50%	70%	93%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Non-Annualized.

See accompanying notes to financial statements.

173 / Semi-Annual Report September 2015

Metropolitan West Funds

Financial Highlights

	ALPHATRAK
	500 FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Period	$7.22	$6.48	$5.35	$4.63	$4.48	$3.79

Income from Investment Operations:
Net investment income[1]	0.00 [2]	0.04	0.08	0.07	0.11	0.12
Net realized and unrealized gain/(loss)	(0.49)	0.76	1.13	0.71	0.21	0.84

Total Income/(Loss) from Investment Operations	(0.49)	0.80	1.21	0.78	0.32	0.96

Less Distributions:
From net investment income	–	(0.06)	(0.08)	(0.06)	(0.09)	(0.17)
From return of capital	–	–	–	–	(0.08)	(0.10)

Total Distributions	–	(0.06)	(0.08)	(0.06)	(0.17)	(0.27)

Net Asset Value, End of Period	$6.73	$7.22	$6.48	$5.35	$4.63	$4.48

Total Return	(6.79)%	12.37%	22.75%	16.88%	7.35%	26.31%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$7,359	$9,735	$5,324	$6,156	$5,140	$9,780
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.92%[3]	2.65%	2.98%	2.94%	2.09%	1.88%
After expense waivers and reimbursements	0.90%[3]	0.90%	0.90%	0.91%[4]	0.97%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.07%[3]	0.54%	1.43%	1.45%	2.75%	3.14%
Portfolio Turnover Rate	23%[5]	30%	50%	41%	31%	71%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]	Annualized.
[4]	The 0.91% represents the current expense waivers and reimbursements which is 0.01% over the expense cap. The after expense waivers and reimbursements would have been 0.90%.
[5]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2015 / 174

Notes to Financial Statements

September 30, 2015 (Unaudited)

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of nine separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”) and Metropolitan West Alpha Trak 500 Fund (the “Alpha Trak 500 Fund”). The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administration Class was added on September 22, 2009. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Administrative Class was added on December 18, 2009; and the Plan Class added on August 1, 2011. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Unconstrained Bond Fund commenced investment operations on October 1, 2011 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operation on June 28, 2013 with Class M and Class I shares. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Alpha Trak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. Each Fund is an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification ( the “ASC”) No. 946, Financial Services – Investment Companies.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long term capital appreciation.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

175 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

Basis of Consolidation:

The accompanying consolidated financial statements include the account of Metropolitan West HY Sub I, LLC (the “U.S. Subsidiary”), which is wholly owned taxable subsidiary of the High Yield Bond Fund. The U.S. Subsidiary enables High Yield Bond to hold investments in operating companies and satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for High Yield Bond Fund. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for High Yield Bond Fund. High Yield Bond Fund may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. The U.S. Subsidiary is subject to the same investment policies and restrictions that apply to High Yield Bond Fund.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Net Asset Value:

The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported net asset value of such investments.

Fair value methods used by the Board include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by MetropolitanWest (“MetWest”). When the Funds use these fair valuation methods applied by MetWest that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods

Semi-Annual Report September 2015 / 176

Notes to Financial Statements (Continued)

may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statements of operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare distributions daily and pay them monthly to shareholders. TheAlphaTrak 500 Fund expects to declare and pay distributions to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the six months ended September 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties.

Recent Accounting Pronouncements:

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

177 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 - unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 - significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) having a maturity of 60 days or less generally are valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Semi-Annual Report September 2015 / 178

Notes to Financial Statements (Continued)

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be level 1. Other government and agencies securities are quoted based in similar securities and yields and therefore, would be in level 2.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Foreign currency contracts. The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of September 30, 2015, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks and corporate bonds.

179 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value September 30, 2015 is as follows:

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 9,053,000	$ —	$ —	$ 9,053,000
U.S. Agency Discount Notes	–	20,938,553	–	20,938,553
Long-Term Investments:
Asset-Backed Securities	–	5,038,591	–	5,038,591
Corporates	–	29,453,789	–	29,453,789
Mortgage-Backed	–	88,447,411	55,406	88,502,817
U.S. Agency Securities	–	4,932,199	–	4,932,199
U.S. Treasury Securities	–	2,254,698	–	2,254,698

Total	$ 9,053,000	$ 151,065,241	$ 55,406	$ 160,173,647

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Foreign Government Obligations	$ —	$ 18,453,578	$ —	$ 18,453,578
Money Market Funds	105,178,000	–	–	105,178,000
Long-Term Investments:
Asset-Backed Securities	–	405,616,363	–	405,616,363
Bank Loans	–	20,562,484	–	20,562,484
Corporates	–	665,427,515	–	665,427,515
Mortgage-Backed	–	1,488,418,474	6,346,716	1,494,765,190
Municipal Bonds	–	12,503,239	–	12,503,239
Purchased Swaptions	–	162,045	–	162,045
U.S. Agency Securities	–	36,563,769	–	36,563,769
U.S. Treasury Securities	661,562,552	–	–	661,562,552

Other Financial Instruments *
Liabilities:
Foreign currency exchange contracts	–	(755,165)	–	(755,165)
Interest rate contracts	–	(82,128)	–	(82,128)

Total	$ 766,740,552	$ 2,646,870,174	$ 6,346,716	$ 3,419,957,442

*Other financial instruments include foreign currency exchange contracts and written swaptions. Interest rate contracts include written swaptions.

Semi-Annual Report September 2015 / 180

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Foreign Government Obligations	$ —	$ 6,346,027	$ —	$ 6,346,027
Money Market Funds	16,539,000	1,000	–	16,540,000
U.S. Agency Discount Notes	–	11,564,190	–	11,564,190
U.S. Treasury Bills	410,004	–	–	410,004
Long-Term Investments:
Asset-Backed Securities	–	108,557,465	–	108,557,465
Bank Loans	–	3,049,897	–	3,049,897
Corporates	–	297,021,216	–	297,021,216
Mortgage-Backed	–	279,449,204	796,362	280,245,566
Municipal Bonds	–	5,070,089	–	5,070,089
U.S. Agency Securities	–	9,340,590	–	9,340,590
U.S. Treasury Securities	476,072,935	43,437,675	–	519,510,610

Other Financial Instruments *
Assets:
Interest rate contracts	105,864	–	–	105,864
Liabilities:
Foreign currency exchange contracts	–	(259,695)	–	(259,695)
Interest rate contracts	–	(142,636)	–	(142,636)

Total	$ 493,127,803	$ 763,435,022	$ 796,362	$ 1,257,359,187

*Other financial instruments include foreign currency exchange contracts, futures and swap contracts. Interest rate contracts include futures and interest rate swaps.

181 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ –	$ 375,601,734	$ –	$ 375,601,734
Foreign Government Obligations	–	346,943,974	–	346,943,974
Money Market Funds	2,529,261,064	–	–	2,529,261,064
Repurchase Agreements	–	500,000,000	–	500,000,000
U.S. Agency Discount Notes	–	4,711,868,712	–	4,711,868,712
U.S. Treasury Bills	37,750,482	–	–	37,750,482
Long-Term Investments:
Asset-Backed Securities	–	5,448,934,816	51,924,336	5,500,859,152
Bank Loans	–	91,626,211	–	91,626,211
Corporates	–	12,684,357,031	20,869,120	12,705,226,151
Mortgage-Backed	–	27,553,297,004	28,673,396	27,581,970,400
Municipal Bonds	–	654,682,746	–	654,682,746
Purchased Swaptions	–	1,524,047	–	1,524,047
Put Options Purchased	4,489,062	–	–	4,489,062
U.S. Agency Securities	–	1,081,617,920	–	1,081,617,920
U.S. Treasury Securities	15,360,153,742	4,291,358,175	–	19,651,511,917

Other Financial Instruments *
Assets:
Interest rate contracts	15,673,599	–	–	15,673,599
Liabilities:
Foreign currency exchange contracts	–	(14,197,782)	–	(14,197,782)
Interest rate contracts	(2,830,238)	(42,797,207)	–	(45,627,445)

Total	$17,944,497,711	$57,684,817,381	$101,466,852	$75,730,781,944

*Other financial instruments include foreign currency exchange contracts, futures, swap contracts, written options and swaptions. Interest rate conracts include futures, interest rate swaps, written options and swaptions.

Semi-Annual Report September 2015 / 182

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 81,804,000	$ —	$ —	$ 81,804,000
U.S. Agency Discount Notes	–	28,294,965	–	28,294,965
Long-Term Investments:
Bank Loans*	–	75,561,275	6,655,691	82,216,966
Common Stock	–	19,227,617	8,063,618	27,291,235
Corporates**	–	926,663,602	5,582,940	932,246,542
Mortgage-Backed	–	6,776,733	1	6,776,734
Purchased Swaptions	–	982,203	–	982,203

Other Financial Instruments ***
Assets:
Credit contracts	–	3,915,070	–	3,915,070

Total	$ 81,804,000	$ 1,061,421,465	$ 20,302,250	$ 1,163,527,715

*As of September 30, 2015, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

**As of September 30, 2015, Momentive Performance had a $0 market value.

***Other financial instruments include swap contracts. Credit contracts include credit default swaps.

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 137,937,000	$ —	$ —	$ 137,937,000
U.S. Agency Discount Notes	–	118,233,733	–	118,233,733
U.S. Treasury Bills	745,009	–	–	745,009
Long-Term Investments:
Asset-Backed Securities	–	349,922,176	–	349,922,176
Bank Loans	–	11,777,183	–	11,777,183
Common Stock	8,605,104	–	–	8,605,104
Corporates	–	479,208,773	2,171,500	481,380,273
Foreign Government Obligations	–	27,136,221	–	27,136,221
Mortgage-Backed	–	1,084,375,171	20,862,798	1,105,237,969
Municipal Bonds	–	7,814,856	–	7,814,856
U.S. Agency Securities	–	31,058,988	–	31,058,988

Other Financial Instruments *
Liabilities:
Interest rate contracts	(411,161)	–	–	(411,161)

Total	$ 146,875,952	$ 2,109,527,101	$ 23,034,298	$ 2,279,437,351

*Other financial instruments include futures. Interest rate contracts include futures.

183 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 7,370,000	$ —	$ —	$ 7,370,000
U.S. Agency Discount Notes	–	2,499,848	–	2,499,848
U.S. Treasury Bills	2,099,994	–	–	2,099,994
Long-Term Investments:
Bank Loans	–	116,670,210	3,131,724	119,801,934
Corporates	–	16,103,756	–	16,103,756
U.S. Agency Securities	–	1,920,994	–	1,920,994

Total	$ 9,469,994	$ 137,194,808	$ 3,131,724	$ 149,796,526

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$13,148,000	$ –	$ –	$13,148,000
U.S. Agency Discount Notes	–	3,699,808	–	3,699,808
U.S. Treasury Bills	4,019,988	–	–	4,019,988
Long-Term Investments:
Asset-Backed Securities	–	20,116,465	537,090	20,653,555
Bank Loans*	–	725,399	–	725,399
Common Stock	727,411	624,881	–	1,352,292
Corporates	–	21,675,171	258,000	21,933,171
Mortgage-Backed**	–	84,556,115	1,154,414	85,710,529
U.S. Agency Securities	–	1,120,357	–	1,120,357

Other Financial Instruments ***
Liabilities:
Interest rate contracts	(10,102)	–	–	(10,102)

Total	$17,885,297	$132,518,196	$1,949,504	$152,352,997

*As of September 30, 2015, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

**As of September 30, 2015, BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina) had a $0 market value.

***Other financial instruments include futures. Interest rate contracts include futures.

Semi-Annual Report September 2015 / 184

Notes to Financial Statements (Continued)

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 787,000	$ –	$ –	$ 787,000
U.S. Agency Discount Notes	–	2,344,923	–	2,344,923
U.S. Treasury Bills	1,009,978	–	–	1,009,978
Long-Term Investments:
Asset-Backed Securities	–	1,072,168	–	1,072,168
Corporates	–	466,863	–	466,863
Mortgage-Backed	–	1,444,009	79,624	1,523,633
U.S. Agency Securities	–	160,065	–	160,065

Other Financial Instruments *
Liabilities:
Equity contracts	(146,630)	–	–	(146,630)

Total	$1,650,348	$5,488,028	$79,624	$7,218,000

*Other financial instruments include total return swap contracts and futures. Equity contracts include total return swaps and futures.

Certain of the Funds’ investments are categorized as Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

U.S. Treasury securities in the amounts of $1,360,099, $36,346,362 and $3,676,525,094 for Ultra Short Bond Fund, Intermediate Bond Fund and Total Return Bond Fund, respectively, transferred from level 1 to level 2 due to other observable input adjustments to quoted prices. There were no financial assets and/or liabilities transferred from level 2 to level 1 for the six months ended September 30, 2015.

For the six months ended September 30, 2015, a reconciliation of level 3 investments is presented when the Fund had a significant amount of level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of level 3 investments for which significant unobservable inputs were used in determining fair value:

ULTRA SHORT BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2015	$62,076
Accrued discounts/premiums	(1)
Realized (loss)	(2,259)
Change in unrealized (depreciation)*	(4,410)
Purchases	–
Sales	–
Transfers into Level 3**	–
Transfers out of Level 3**	–

Balance as of September 30, 2015	$55,406

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2015 was $(4,410) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the six months ended September 30, 2015.

185 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2015	$4,350,497
Accrued discounts/premiums	–
Realized (loss)	(24,078)
Change in unrealized (depreciation)*	(180,892)
Purchases	–
Sales	–
Transfers into Level 3**	2,201,189
Transfers out of Level 3**	–

Balance as of September 30, 2015	$6,346,716

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2015 was $(180,892) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of September 30, 2015, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $ 2,201,189 transferred from level 2 to level 3 in the disclosure hierarchy.

INTERMEDIATE BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2015	$ 452
Accrued discounts/ premiums	8
Change in unrealized appreciation*	87
Purchases	–
Sales	–
Transfers into Level 3**	795,815
Transfers out of Level 3**	–
Balance as of September 30, 2015	$796,362

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2015 was $87 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of September 30, 2015, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $795,815 transferred from level 2 to level 3 in the disclosure hierarchy.

Semi-Annual Report September 2015 / 186

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2015	$63,116,072	$ –	$32,475,908
Accrued discounts/premiums	–	–	–
Realized (loss)	(174,306)	–	(818,392)
Change in unrealized (depreciation)*	(1,059,655)	–	(1,197,883)
Purchases	–	–	–
Sales	(9,957,775)	–	–
Transfers into Level 3**	–	20,869,120	–
Transfers out of Level 3**	–	–	(1,786,237)

Balance as of September 30, 2015	$51,924,336	$20,869,120	$28,673,396

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2015 was $(2,257,538) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of September 30, 2015, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $20,869,120 transferred from level 2 to level 3 and investments with an end of period value of $(1,786,237) transferred from level 3 to level 2 in the disclosure hierarchy.

HIGH YIELD BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES		MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2015	$ – ***	$ 22,408,323	$ –	****	$ 1
Accrued discounts/premiums	–	–	–		–
Realized gain	–	–	–		–
Change in unrealized (depreciation)*	–	(271,522)	–		–
Purchases	–	–	–		–
Sales	–	–	–		–
Corporation action	–	–	–		–
Transfers into Level 3**	6,655,691	–	5,582,940		–
Transfers out of Level 3**	–	(14,073,183)	–		–

Balance as of September 30, 2015	$6,655,691 ***	$ 8,063,618	$5,582,940	****	$ 1

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2015 was $0 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of September 30, 2015, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $12,238,631 transferred from level 2 to level 3 and investments with an end of period value of $(14,073,188) transferred from level 3 to level 2 in the disclosure hierarchy.

*** As of September 30, 2015 and March 31, 2015, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

**** As of September 30, 2015 and March 31, 2015, Momentive Performance had a $0 market value.

187 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	MORTGAGE-BACKED SECURITIES	CORPORATES

Balance as of April 1, 2015	$ 2,523,167	$ –
Realized (loss)	(646,981)	–
Change in unrealized (depreciation)*	(178,533)	–
Purchases	12,640,489	–
Sales	–	–
Transfers into Level 3**	6,524,656	2,171,500
Transfers out of Level 3**	–	–

Balance as of September 30, 2015	$20,862,798	$2,171,500

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2015 was $(178,533) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of September 30, 2015, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $8,696,156 transferred from level 2 to level 3 in the disclosure hierarchy.

FLOATING RATE INCOME FUND	BANK LOANS

Balance as of April 1, 2015	$–
Accrued discounts/premiums	–
Realized gain	–
Change in unrealized (depreciation)*	–
Purchases	–
Sales	–
Transfers into Level 3**	3,131,724
Transfers out of Level 3**	–

Balance as of September 30, 2015	$3,131,724

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2015 was $0 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of September 30, 2015, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $3,131,724 transferred from level 2 to level 3 in the disclosure hierarchy.

Semi-Annual Report September 2015 / 188

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	BANK LOANS		COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2015	$1,132,251	$–	***	$457,367	$–	$748,672
Accrued discounts/premiums	179	–		–	–	(1)
Realized (loss)	(10,385)	–		–	–	(10,835)
Change in unrealized (depreciation)*	8,653	–		–	–	(27,658)
Purchases	–	–		–	–	–
Sales	(593,608)	–		–	–	–
Transfers into Level 3**	–	–		–	258,000	788,664
Transfers out of Level 3**	–	–		(457,367)	–	(344,428)

Balance as of September 30, 2015	$537,090	$–	***	$–	$258,000	$1,154,414	****

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2015 was $(19,005) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of September 30, 2015, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $244,869 transferred from level 2 to level 3 in the disclosure hierarchy.

*** As of September 30, 2015 and March 31, 2015, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

**** As of September 30, 2015 and March 31, 2015, BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina) had a $0 market value.

ALPHATRAK 500 FUND	MORTGAGE-BACKED SECURITIES
Balance as of April 1, 2015	$89,287
Realized (loss)	(3,294)
Change in unrealized (depreciation)*	(6,369)
Purchases	–
Sales	–
Transfers into Level 3**	–
Transfers out of Level 3**	–

Balance as of September 30, 2015	$79,624

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2015 was $(6,369) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the six months ended September 30, 2015.

189 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

Significant unobservable valuations inputs for Level 3 investments as of September 30, 2015, are as follows:

ULTRA SHORT BOND FUND	FAIR VALUE AT 9/30/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Mortgage-Backed Securities-Non-Agency	$55,406	Third-party Vendor	Vendor Prices	0.05 - 1.43	1.47
LOW DURATION BOND FUND	FAIR VALUE AT 9/30/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Mortgage-Backed Securities-Commercial Mortgage-Backed	$2,201,189	Third-party Vendor	Vendor Prices	8.85	8.85
Mortgage-Backed Securities-Non-Agency	$4,145,527	Third-party Vendor	Vendor Prices	0.03 - 8.00	2.21
INTERMEDIATE BOND FUND	FAIR VALUE AT 9/30/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Mortgage-Backed Securities-Commercial Mortgage-Backed	$795,815	Third-party Vendor	Vendor Prices	8.85	8.85
Mortgage-Backed Securities-Non-Agency	$547	Third-party Vendor	Vendor Prices	14.95	14.95
TOTAL RETURN BOND FUND	FAIR VALUE AT 9/30/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Asset-Backed Securities	$51,924,336	Benchmark Pricing	Offered Quote	98.00	98.00
Corporate Securities	$20,869,120	Third-party Vendor	Vendor Prices	8.00 - 86.00	81.71
Mortgage-Backed Securities-Commercial Mortgage-Backed	$163,446	Third-party Vendor	Vendor Prices	2.13	2.13
Mortgage-Backed Securities-Non-Agency	$28,509,950	Third-party Vendor	Vendor Prices	0.03 - 8.00	2.24
HIGH YIELD BOND FUND	FAIR VALUE AT 9/30/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Bank Loan-Electric	$5,528,566	Third-party Vendor	Vendor Prices	0.00 - 84.00	84.00
Bank Loan-Energy	$1,127,125	Third-party Vendor	Vendor Prices	17.75	17.75
Common Stock	$8,063,618	Benchmark pricing	Offered Quote	8.32	8.32
Corporate Securities	$5,582,940	Third-party Vendor	Vendor Prices	0.00 - 86.00	76.59
Mortgage-Backed Securities-Non-Agency	$1	Benchmark pricing	Offered Quote	0.03	0.03
UNCONSTRAINED BOND FUND	FAIR VALUE AT 9/30/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Corporate Securities	$2,171,500	Third-party Vendor	Vendor Prices	86.00	86.00
Mortgage-Backed Securities-Commercial Mortgage-Backed	$20,684,082	Third-party Vendor	Vendor Prices	6.74 - 9.44	8.26
Mortgage-Backed Securities-Non-Agency	$178,716	Third-party Vendor	Vendor Prices	0.73 - 14.93	11.44

Semi-Annual Report September 2015 / 190

Notes to Financial Statements (Continued)

FLOATING RATE INCOME FUND	FAIR VALUE AT 9/30/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Bank Loans - Electric	$814,010	Third-party Vendor	Vendor Prices	84.00	84.00
Bank Loans - Industrial	$995,201	Third-party Vendor	Vendor Prices	100.15	100.15
Bank Loans - Packaging	$1,322,513	Third-party Vendor	Vendor Prices	86.50 - 93.63	88.96
STRATEGIC INCOME FUND	FAIR VALUE AT 9/30/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Asset-Backed Securities	$537,090	Benchmark Pricing	Offered Quote	10.00 - 98.00	90.29
Corporate Securities	$258,000	Third-party Vendor	Vendor Prices	86.00	86.00
Mortgage-Backed Securities-Commercial Mortgage Backed	$900,744	Third-party Vendor	Vendor Prices	7.82 - 8.85	8.43
Mortgage-Backed Securities-Non-Agency	$253,670	Third-party Vendor	Vendor Prices	0.03 - 14.95	14.92
ALPHATRAK 500 FUND	FAIR VALUE AT 9/30/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Mortgage-Backed Securities-Non Agency	$79,624	Third-party Vendor	Vendor Prices	1.43	1.43

* The valuation technique employed on the Level 3 securities involves the use of vendor prices and benchmark pricing. The Advisor monitors the third-party brokers and vendors using the valuation process described below.

Level 3 Valuation Process:

Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent by the Advisor’s Pricing Working Group in accordance with procedures approved by the Board of Trustees, and under the general oversight of the Board of Trustees. The Advisor’s Pricing Working Group employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Advisor’s Pricing Working Group reports to the Board of Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Advisor’s Pricing Working Group consists of the Advisor’s General Counsel, Chief Compliance Officer, internal regulatory legal counsel, members of the Advisor’s Mutual Fund Administration Department, and a representative from the portfolio management team. The Advisor’s Pricing Working Group reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

191 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ statements of assets and liabilities as of September 30, 2015:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Interest rate contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received on swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	Investments, at value	Options written
Credit contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
Equity contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	–	Options written
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
	–	Options written

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of September 30, 2015:

		ASSET DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures[1]	$–	$–	$105,864	$15,673,599

Total	$–	$–	$105,864	$15,673,599

		ASSET DERIVATIVE INVESTMENTS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$3,915,070	$–	$–	$–	$–

Total	$3,915,070	$–	$–	$–	$–

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

Semi-Annual Report September 2015 / 192

Notes to Financial Statements (Continued)

		LIABILITY DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures[1]	$–	$–	$–	$(688,050)
Options written	–	–	–	(2,142,188)
Swaps	–	–	(142,636)	(41,133,920)
Swaptions	–	(82,128)	–	(1,663,287)
Foreign currency exchange contracts:
Forwards	–	(755,165)	(259,695)	(14,197,782)

Total	$–	$(837,293)	$(402,331)	$(59,825,227)

	LIABILITY DERIVATIVE INVESTMENTS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Equity contracts:
Futures[1]	$–	$–	$–	$–	$(53,488)
Swaps	–	–	–	–	(93,142)
Interest contracts:
Futures[1]	–	(411,161)	–	(10,102)	–

Total	$–	$(411,161)	$–	$(10,102)	$(146,630)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the statements of operations categorized by primary risk exposure for the six months ended September 30, 2015:

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures	$–	$(51,608)	$351,257	$22,713,851
Swaps	–	–	–	1,546,926
Written options	–	–	–	8,543,894
Foreign currency exchange contracts:
Forwards	–	(35,240)	(12,120)	(662,550)
Total	$–	$(86,848)	$339,137	$32,142,121

193 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$33,242	$ –	$–	$ –	$ –
Equity contracts:
Futures	–	–	–	–	(321,752)
Swaps	–	–	–	–	(217,065)
Interest contracts:
Futures	30,095	1,445,520	–	(9,090)	–
Total	$63,337	$1,445,520	$–	$(9,090)	$(538,817)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures[1]	$–	$84,771	$121,759	$(327,714)
Swaps	–	–	(13,865)	9,241,893
Options written	–	51,043	–	(2,709,577)
Foreign currency exchange contracts:
Forwards	–	(755,165)	(259,695)	(14,197,782)

Total	$–	$(619,351)	$(151,801)	$(7,993,180)

[1]Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Investments.

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$3,306,267	$–	$–	$–	$–
Equity contracts:
Futures[1]	–	–	–	–	(76,045)
Swaps	–	–	–	–	(30,329)
Interest contracts:
Futures[1]	–	(1,078,070)	–	(1,352)	–
Foreign currency Transactions:	–	165	–	–	–

Total	$3,306,267	$(1,077,905)	$–	$(1,352)	$(106,374)

[1]Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Investments.

Semi-Annual Report September 2015 / 194

Notes to Financial Statements (Continued)

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Financial futures contracts:
Average number of contracts purchased	–	80	201	20,448
Average number of contracts sold	–	80	15	5,127
Average value of contracts purchased	$–	$104,295	$115,098	$17,305,832
Average value of contracts sold	$–	$145,681	$27,315	$5,802,211
Credit default swaps:
Average number of contracts - buy protection	–	–	–	1
Average notional value - buy protection	$–	$–	$–	$8,550,000
Interest rate swaps:
Average number of contracts - pays fixed rate	–	–	2	11
Average notional value - pays fixed rate	$–	$–	$1,445,000	$641,112,500
Options written:
Average number of contracts	–	–	–	5
Average notional value	$–	$–	$–	$7,971,102
Rate floor inflation swaptions:
Average number of contracts	–	1	1	1
Average notional value	$–	$2,520,000	$297,500	$15,990,000
Foreign currency exchange contracts:
Average number of contracts sold	–	1	1	1
Average value of contracts sold	$–	$287,255	$98,785	$5,400,646
Swaptions written:
Average number of contracts	–	1	–	2
Average notional value	$–	$540,000	$–	$14,322,141

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Financial futures contracts:
Average number of contracts purchased	–	103	–	–	49
Average number of contracts sold	–	217	–	9	–
Average value of contracts purchased	$–	$186,934	$–	$–	$38,406
Average value of contracts sold	$–	$216,921	$–	$6,628	$–
Credit default swaps:
Average number of contracts - buy protection	6	–	–	–	–
Average notional value - buy protection	$46,768,750	$–	$–	$–	$–
Total return swaps:
Average number of contracts	–	–	–	–	2
Average notional value	$–	$–	$–	$–	$3,774
Foreign currency exchange contracts:

[1]Amounts disclosed represents the volume of derivative contracts for the period ended March, 31 2015.

Counterparty Credit Risk:

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under

195 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and DerivativesAssociation, Inc. MasterAgreement (“ISDA MasterAgreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the statements of assets and liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

Semi-Annual Report September 2015 / 196

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Funds as of September 30, 2015, are as follows:

	LOW DURATION BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]
Goldman Sachs Group, Inc.
Swaptions	$162,045	$–	$(82,128)	$79,917
Total Goldman Sachs Group, Inc.	162,045	–	(82,128)	79,917

Total	$162,045	$–	$(82,128)	$79,917

[1]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [2]Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2015, are as follows:

	LOW DURATION BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]
Barclays, Inc.
Swap agreements	$755,165	$(755,165)	$ –	$–
Total Barclays, Inc.	755,165	(755,165)	–	–

Goldman Sachs Group, Inc.
Swaptions	$ 82,128	$ –	$(82,128)	$–
Total Goldman Sachs Group, Inc.	82,128	–	(82,128)	–

Total	$837,293	$(755,165)	$(82,128)	$–

[3]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [4]Represents the net amount payable to the counterparty in the event of default.

197 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2015, are as follows:

	INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[2]
Barclays, Inc.
Swap agreements	$402,331	$–	$–	$402,331

Total Barclays, Inc.	402,331	–	–	402,331

Total	$402,331	$–	$–	$402,331

[1]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [2]Represents the net amount payable to the counterparty in the event of default.

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2015, are as follows:

	TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]
Barclays, Inc.
Swaptions	$591,908	$–	$(591,908)	$–

Total Barclays, Inc.	591,908	–	(591,908)	–
Morgan Stanley Capital Services, Inc.
Swaptions	932,139	–	(747,517)	184,622

Total Morgan Stanley Capital Services, Inc.	932,139	–	(747,517)	184,622

RBS Securities, Inc.
Repurchase Agreement	500,000,000	(500,000,000)	–	–

Total RBS Securities, Inc.	500,000,000	(500,000,000)	–	–

Total	$501,524,047	$(500,000,000)	$(1,339,425)	$184,622

[1]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [2]Represents the net amount receivable from the counterparty in the event of default.

Semi-Annual Report September 2015 / 198

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2015, are as follows:

		TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]
Barclays, Inc.
Swap agreements	$28,957,250	$(28,957,250)	$ –	$–
Swaptions	646,279	(52,750)	(593,529)	–
Total Barclays, Inc.	29,603,529	(29,010,000)	(593,529)	–

Citigroup, Inc.
Swap agreements	2,375,167	(2,375,167)	–	–
Total Citigroup, Inc.	2,375,167	(2,375,167)	–	–

Morgan Stanley Capital Services, Inc.
Swap agreements	2,080,509	(2,080,509)	–	–
Swaptions	1,017,008	(269,491)	(747,517)	–
Total Morgan Stanley Capital Services, Inc.	3,097,517	(2,350,000)	(747,517)	–

Total	$35,076,213	$(33,735,167)	$(1,341,046)	$–

[3]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [4]Represents the net amount payable to the counterparty in the event of default.

199 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2015, are as follows:

	HIGH YIELD BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]
Credit Suisse
Swap agreements	$ 685,173	$ (600,000)	$–	$ 85,173
Total Credit Suisse	685,173	(600,000)	–	85,173

Goldman Sachs Group, Inc.
Swap agreements	673,346	(600,000)	–	73,346
Total Goldman Sachs Group, Inc.	673,346	(600,000)	–	73,346
Morgan Stanley Capital Services Inc.
Swap agreements	2,845,894	(2,845,894)	–	–
Swaptions	982,203	(982,203)	–	–
Total Morgan Stanley Capital Services Inc.	3,828,097	(3,828,097)	–	–

Total	$5,186,616	$(5,028,097)	$–	$158,519

[1]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [2]Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2015, are as follows:

	ALPHATRAK 500 FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[2]
Barclays, Inc.
Swap agreements	$91,438	$–	$–	$91,438

Total Barclays, Inc.	91,438	–	–	91,438

Total	$91,438	$–	$–	$91,438

[1]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [2]Represents the net amount payable to the counterparty in the event of default.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the

Semi-Annual Report September 2015 / 200

Notes to Financial Statements (Continued)

securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the six months ended September 30, 2015, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate

201 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund will not make total short sales exceeding 25% of the value of each respective Fund’s assets. The High Yield Bond Fund, Unconstrained Bond Fund, Floating Rate Income Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of each respective Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At September 30, 2015, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the six months ended September 30, 2015, the HighYield Bond Fund and the Floating Rate Income Fund received in-kind payments with respect to PIK securities of $114,784 and $22,992 respectively.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master RepurchaseAgreements (MRA) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of September 30, 2015, the Total Return Bond Fund held repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under Master Repurchase Agreements (MRA), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s

Semi-Annual Report September 2015 / 202

Notes to Financial Statements (Continued)

bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. There were no reverse repurchase agreements for the six months ended September 30, 2015.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the advisor’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of September 30, 2015, the Low Duration Bond Fund and the Total Return Bond Fund held written swaptions.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may

203 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2015, for which a portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into

Semi-Annual Report September 2015 / 204

Notes to Financial Statements (Continued)

interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At September 30, 2015, the Low Duration Bond Fund, the Total Return Bond Fund and the High Yield Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the statements of assets and liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the statements of assets and liabilities and the statements of operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At September 30, 2015, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the statements of assets and liabilities.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the

205 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ statements of assets and liabilities.

Semi-Annual Report September 2015 / 206

Notes to Financial Statements (Continued)

5.	SECURITIES TRANSACTIONS

Investment transactions for the six months ended September 30, 2015 excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$19,552,829	$12,360,524
Low Duration Bond Fund	278,805,647	536,503,051
Intermediate Bond Fund	426,270,107	356,809,284
Total Return Bond Fund	47,733,512,226	44,697,692,247
High Yield Bond Fund	424,841,935	636,000,061
Unconstrained Bond Fund	480,302,067	157,353,253
Floating Rate Income Fund	39,896,688	50,810,871
Strategic Income Fund	12,405,792	19,653,143
AlphaTrak 500 Fund	346,607	266,240

Investment transactions in U.S. government securities for the six months ended September 30, 2015 were as follows:
PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$894,943	$797,292
Low Duration Bond Fund	1,273,153,983	823,566,815
Intermediate Bond Fund	1,139,838,978	1,093,307,200
Total Return Bond Fund	36,809,077,915	35,354,819,252
AlphaTrak 500 Fund	681,869	2,985,000

Transactions in swaption contracts written for the six months ended September 30, 2015, were as follows:

	LOW DURATION		TOTAL RETURN
	BOND FUND		BOND FUND
	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding at April 1, 2015	300,000	$540,000	5,560,600	$14,322,141
Swaptions written during year	–	–	–	–
Swaptions closed during year	–	–	–	–
Swaptions expired during year	–	–	–	–
Swaptions exercised during year	–	–	–	–
Outstanding at September 30, 2015	300,000	$540,000	5,560,600	$14,322,141

Transactions in option contracts written for the six months ended September 30, 2015, were as follows:
	TOTAL RETURN		TOTAL RETURN
	BOND FUND		BOND FUND
	CALL CONTRACTS	CALL PREMIUMS	PUT CONTRACTS	PUT PREMIUMS
Outstanding at April 1, 2015	–	$–	60,300	$ 8,340,172
Options written during year	–	–	42,600	11,091,568
Options closed during year	–	–	(50,650)	(12,042,642)
Options expired during year	–	–	(40,300)	(3,385,172)
Options exercised during year	–	–	–	–
Outstanding at September 30, 2015	–	$–	11,950	$ 4,003,926

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, theAdviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Unconstrained Bond Fund and the Floating Rate Income

207 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, 0.50%, 0.65% and 0.55%, respectively, of each Fund’s average daily net assets. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch Three Month U.S. Treasury Bill Index, plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.65% resulting in $1,198,199 of total management fees for the six months ended September 30, 2015. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was increased by 0.17% resulting in $487 total management fees for the six months ended September 30, 2015.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses, (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

Investment advisory fees and related contractual expense limitations for the six months ended September 30, 2015, were as follows:

	INVESTMENT ADVISORY FEE				CONTRACTUAL EXPENSE
	RATE				LIMITATION[1]
PORTFOLIO	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	0.50%	0.34%	N/A	N/A
Low Duration Bond Fund	0.30%	0.30%	0.30%	N/A	0.63%	0.44%	0.83%	N/A
Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	0.70%	0.49%	N/A	N/A
Total Return Bond Fund	0.35%	0.35%	0.35%	0.35%	0.70%	0.49%	0.90%	0.39%
High Yield Bond Fund	0.50%	0.50%	N/A	N/A	0.85%	0.60%	N/A	N/A
Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	1.04%	0.80%	N/A	N/A
Floating Rate Income Fund	0.55%	0.55%	N/A	N/A	0.90%	0.70%	N/A	N/A
Strategic Income Fund	1.20%	1.20%	N/A	N/A	2.35%	2.10%	N/A	N/A
AlphaTrak 500 Fund	0.35%	N/A	N/A	N/A	0.90%	N/A	N/A	N/A

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31,2016, unless approved by the Board.

Semi-Annual Report September 2015 / 208

Notes to Financial Statements (Continued)

At September 30, 2015, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2016	2017	2018	2019	TOTAL
Ultra Short Bond Fund	$ 158,547	$163,689	$ 255,028	$127,157	$ 704,421
Low Duration Bond Fund	–	–	164,440	–	164,440
Intermediate Bond Fund	28,907	40,464	53,881	–	123,252
High Yield Bond Fund	681,824	358,500	785,013	294,900	2,120,237
Unconstrained Bond Fund	51,867	109,710	57,572	–	219,149
Floating Rate Income Fund*	–	123,362	83,121	16,385	222,868
AlphaTrak 500 Fund	120,886	129,255	112,318	48,140	410,599
Total	$1,042,031	$924,980	$1,511,373	$486,582	$3,964,966

*The Floating Rate Income Fund commenced operations on June 28, 2013.

During the six months ended September 30, 2015, the Advisor recouped $20,314, $108,557, $202,090, $117,601 and $45,177 from the Low Duration Bond Fund, Intermediate Bond Fund, Total Return Bond Fund, Unconstrained Bond Fund and Strategic Income Fund, respectively.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $52,500 and $3,750 for each meeting of the Board attended. The chairman of the Board receives an annual retainer of $75,000. The respective chairman of the Audit Committee and the Nominating Committee each receive additional annual retainer of $15,000 and $1500, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses in the statements of operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the HighYield Bond Fund, the Unconstrained Bond Fund, the Floating Rate Income Fund, the Strategic Income Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the Plan, the Trust pays Foreside Funds Distributor LLC, as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the six months ended September 30, 2015. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2016, to pay distribution expenses of the AlphaTrak 500 Fund out of its own resources.

The Funds’ Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

209 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of period	16,273,702	22,570,620	18,734,104	23,363,249

Shares sold	6,200,894	12,748,634	6,549,091	17,077,360

Shares issued through reinvestment of distributions	52,346	124,374	54,120	150,678

Shares redeemed	(3,108,646)	(19,169,926)	(7,422,302)	(21,857,183)

Net (decrease) in fund shares	3,144,594	(6,296,918)	(819,091)	(4,629,145)

Shares outstanding at end of period	19,418,296	16,273,702	17,915,013	18,734,104

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of period	198,650,634	217,742,881	217,471,268	192,340,693

Shares sold	21,866,364	75,958,867	46,319,290	145,673,172

Shares issued through reinvestment of distributions	1,044,471	2,585,990	1,224,280	2,376,436

Shares redeemed	(40,442,714)	(97,637,104)	(60,185,835)	(122,919,033)

Net (decrease) in fund shares	(17,531,879)	(19,092,247)	(12,642,265)	25,130,575

Shares outstanding at end of period	181,118,755	198,650,634	204,829,003	217,471,268

	LOW DURATION BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of period	404,363	318,346

Shares sold	33,109	166,869

Shares issued through reinvestment of distributions	1,950	4,223

Shares redeemed	(54,796)	(85,075)

Net (decrease) in fund shares	(19,737)	86,017

Shares outstanding at end of period	384,626	404,363

Semi-Annual Report September 2015 / 210

Notes to Financial Statements (Continued)

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of period	15,306,206	13,747,737	98,733,197	33,860,829

Shares sold	3,777,808	6,537,011	11,485,181	70,781,552

Shares issued through reinvestment of distributions	92,141	225,116	696,575	1,068,250

Shares redeemed	(2,934,850)	(5,203,658)	(10,219,129)	(6,977,434)

Net (decrease) in fund shares	935,099	1,558,469	1,962,627	64,872,368

Shares outstanding at end of period	16,241,305	15,306,206	100,695,824	98,733,197

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of period	1,503,218,234	991,398,572	3,657,432,478	1,500,776,593

Shares sold	209,241,138	748,156,475	734,492,214	2,545,329,187

Shares issued through reinvestment of distributions	12,151,603	23,084,985	30,961,883	44,919,614

Shares redeemed	(232,185,122)	(259,421,798)	(489,962,432)	(433,592,916)

Net (decrease) in fund shares	(10,792,381)	511,819,662	275,491,665	2,156,655,885

Shares outstanding at end of period	1,492,425,853	1,503,218,234	3,932,924,143	3,657,432,478

	TOTAL RETURN BOND FUND

	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS

	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of period	25,536,843	3,690,553	691,565,369	53,170,708

Shares sold	11,617,657	25,242,357	192,321,980	678,155,986

Shares issued through reinvestment of distributions	200,092	171,214	7,402,395	4,603,859

Shares redeemed	(4,505,301)	(3,567,281)	(57,358,646)	(44,365,184)

Net (decrease) in fund shares	7,312,448	21,846,290	142,365,729	638,394,661

Shares outstanding at end of period	32,849,291	25,536,843	833,931,098	691,565,369

211 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of period	78,671,133	127,558,737	77,788,026	87,767,382

Shares sold	5,660,520	29,851,691	8,883,136	54,304,651

Shares issued through reinvestment of distributions	1,325,690	5,355,822	1,384,283	4,580,922

Shares redeemed	(26,299,220)	(84,095,117)	(22,450,565)	(68,864,929)

Net (decrease) in fund shares	(19,313,010)	(48,887,604)	(12,183,146)	(9,979,356)

Shares outstanding at end of period	59,358,123	78,671,133	65,604,880	77,788,026

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of period	61,782,339	25,774,571	108,814,137	34,812,893

Shares sold	18,656,348	53,071,090	25,007,883	88,287,078

Shares issued through reinvestment of distributions	575,775	554,456	946,769	1,107,561

Shares redeemed	(9,526,988)	(17,617,778)	(13,317,448)	(15,393,395)

Net (decrease) in fund shares	9,705,135	36,007,768	12,637,204	74,001,244

Shares outstanding at end of period	71,487,474	61,782,339	121,451,341	108,814,137

	FLOATING RATE INCOME FUND*
	CLASS M	CLASS M*	CLASS I	CLASS I*
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of period	605,049	516,522	13,651,778	11,226,948

Shares sold	197,226	1,548,489	4,245,997	3,188,645

Shares issued through reinvestment of distributions	10,355	27,009	281,491	529,907

Shares redeemed	(157,042)	(1,486,971)	(3,418,313)	(1,293,722)

Net increase in fund shares	50,539	88,527	1,109,175	2,424,830

Shares outstanding at end of period	655,588	605,049	14,760,953	13,651,778

*The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

Semi-Annual Report September 2015 / 212

Notes to Financial Statements (Continued)

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of period	8,833,702	8,822,680	10,918,780	17,673,869

Shares sold	1,396,246	4,424,255	2,032,069	6,349,401

Shares issued through reinvestment of distributions	109,612	171,645	167,118	221,283

Shares redeemed	(2,028,330)	(4,584,878)	(2,774,991)	(13,325,773)

Net (decrease) in fund shares	(522,472)	11,022	(575,804)	(6,755,089)

Shares outstanding at end of period	8,311,230	8,833,702	10,342,976	10,918,780

	ALPHATRAK FUND
	CLASS M	CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of period	1,349,042	821,625

Shares sold	295,596	977,038

Shares issued through reinvestment of distributions	–	6,652

Shares redeemed	(550,517)	(456,273)

Net (decrease) in fund shares	(254,921)	527,417

Shares outstanding at end of period	1,094,121	1,349,042

9.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At September 30, 2015, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018	EXPIRING IN 2019	SHORTTERM NON-EXPIRING AMOUNTS*	LONG TERM NON-EXPIRING AMOUNTS*

Ultra Short Bond Fund	$1,489,245	$17,068,161	$14,894,875	$10,083,524	$227,916	$ 4,792,592

Low Duration Bond Fund	–	99,373,584	21,029,490	42,081,240	–	48,358,952

Unconstrained Bond Fund	–	–	–	–	–	919,424

Strategic Income Fund	6,589,872	47,852,416	18,413,032	41,345,040	–	1,869,186

AlphaTrak 500 Fund	–	63,409,884	15,892,244	12,617,196	–	–

*

Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

213 / Semi-Annual Report September 2015

Notes to Financial Statements (Continued)

Tax Basis of Distributable Income:

As of September 30, 2015, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND

Undistributed ordinary income (inclusive of short-term gains)	$ 21,418	$ 420,483	$ 6,386,814	$ 384,945,606

Undistributed long-term gains	–	–	38,856	36,262,698

Other temporary differences	(27,995)	(337,668)	(43,180)	(8,968,508)

Accumulated capital loss carryforwards and post-October losses	(48,556,313)	(210,843,266)	–	–

Net unrealized appreciation	763,121	27,606,421	14,762,637	1,552,062,021

Total accumulated earnings/(losses)	$(47,799,769)	$(183,154,030)	$21,145,127	$1,964,301,817

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

Undistributed ordinary income (inclusive of short-term capital gains)	$ 2,802,372	$ 924,743	$193,735	$ 271,371	$ 3,531

Undistributed long-term capital gains	–	–	5,518	–	–

Other temporary differences	(11,508,639)	(539,204)	(2,663)	(12,728)	(799)

Accumulated capital loss carryforwards and post-October losses	–	(919,424)	–	(116,069,546)	(91,919,324)

Net unrealized appreciation	(69,838,616)	15,822,626	(156,156)	7,414,240	47,490

Total accumulated earnings/(losses)	$(78,544,883)	$15,288,741	$ 40,434	$(108,396,663)	$(91,869,102)

Permanent differences incurred during the fiscal year ended March 31, 2015, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)	(DECREASE) PAID-IN-CAPITAL

Ultra Short Bond Fund	$ (4,931)	$ 176,243	$ (171,312)

Low Duration Bond Fund	–	28,281	(28,281)

Total Return Bond Fund	(9,156,940)	9,156,940	–

High Yield Bond Fund	(704,735)	714,227	(9,492)

Unconstrained Bond Fund	15,852	(15,852)	–

AlphaTrak 500 Fund	(10)	10	–

Tax Basis of Distributions to Shareholders:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND
	MARCH 31, 2015	MARCH 31, 2014	MARCH 31, 2015	MARCH 31, 2014
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$1,383,172	$1,716,333	$48,311,692	$47,808,885

Total taxable distributions	$1,383,172	$1,716,333	$48,311,692	$47,808,885

Semi-Annual Report September 2015 / 214

Notes to Financial Statements (Concluded)

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
	MARCH 31, 2015	MARCH 31, 2014	MARCH 31, 2015	MARCH 31, 2014
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$13,419,137	$9,434,302	$850,522,965	$711,772,440

Net long-term capital gains	680,205	368,271	36,905,556	153,402,861

Total taxable distributions	$14,099,342	$9,802,573	$887,428,521	$865,175,301

	HIGH YIELD BOND FUND		UNCONSTRAINED BOND FUND
	MARCH 31, 2015	MARCH 31, 2014	MARCH 31, 2015	MARCH 31, 2014
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$ 88,003,747	$158,013,280	$21,822,646	$12,518,123

Net long-term capital gains	21,302,928	20,912,662	–	137,083

Total taxable distributions	$109,306,675	$178,925,942	$21,822,646	$12,655,206

	FLOATING RATE INCOME FUND		STRATEGIC INCOME FUND		ALPHATRAK 500 FUND
	MARCH 31, 2015	MARCH 31, 2014	MARCH 31, 2015	MARCH 31, 2014	MARCH 31, 2015	MARCH 31, 2014
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$5,673,067	$2,689,809	$4,124,788	$7,084,962	$46,107	$79,725

Net long-term capital gains	17,195	–	–	–	–	–

Total taxable distributions	$5,690,262	$2,689,809	$4,124,788	$7,084,962	$46,107	$79,725

10.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purpose with an expiration date of September 16, 2016. The interest rate on borrowing is the higher of the federal funds rate or the overnight LIBOR rate, plus 1.15%. There were no borrowings from the line of credit as of or during the six months ended September 30, 2015. The Funds pay the Bank a commitment fee equal to 0.13% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the statements of operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

11.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

215 / Semi-Annual Report September 2015

Approval of Investment Management Agreement by Trustees (Unaudited)

The Adviser provides investment advisory services to each Fund under an Investment Management Agreement dated February 6, 2013 (the “Agreement”) between the Trust, on behalf of each Fund, and the Adviser. The Agreement was approved for a two-year initial term by the shareholders of each Fund at a special meeting of shareholders held on November 28, 2012, which was adjourned until December 20, 2012 with respect to certain series of the Trust. The Agreement was amended on June 26, 2013 for the purpose of adding the Floating Rate Income Fund.

On September 21, 2015, the Board of Trustees of the Trust (the “Board”) approved the renewal of the Agreement for an additional one-year term from February 6, 2016 through February 5, 2017. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees met separately by telephone and in person on various occasions with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Adviser for their consideration. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed - During the course of each year, the Independent Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on the Adviser’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed supplementary information furnished to the Independent Trustees in response to a detailed request sent to the Adviser on their behalf. That information response included extensive materials regarding each Fund’s investment results, independently prepared advisory fee and expense comparisons to other mutual funds, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund.

Review process - The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel, who assisted them in their review and consideration of the renewal of the Agreement. The Independent Trustees discussed the renewal of the Agreement with the Adviser’s representatives and in private sessions at which no representatives of the Adviser were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, extent, and quality of services

The Board considered the depth and quality of the Adviser’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Adviser; and the ability of its organizational structure to address the recent growth in assets. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, and portfolio accounting. They considered theAdviser’s commitment to investing in information technology supporting investment management and compliance. They noted the substantial additional resources made available by The TCW Group, Inc. (“TCW”), the parent company of the Adviser, and the integration and harmonization of operations between the Adviser and TCW. They further noted the high level of regular communication between the Adviser and the Independent Trustees.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board considered the investment results of each Fund in light of its investment objective. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Lipper, an independent data provider, with respect to various longer and more recent periods. In reviewing each Fund’s relative performance, the Board took into account each Fund’s distinct characteristics and its asset size, diversification, and range of investments.

The Board noted that each Fund’s performance was satisfactory over the relevant periods and in some cases very favorable, particularly over intermediate and longer-term periods, which the Board believes are the most relevant. Certain Funds had isolated periods of performance below peer group averages, but no Fund other than the High Yield Fund lagged peer group averages for all periods considered (1, 3, 5 and

Semi-Annual Report September 2015 / 216

Approval of Investment Management Agreement by Trustees (Unaudited) (Continued)

10 years). The Board indicated its belief that the performance of the HighYield Bond Fund remained satisfactory given the more conservative portfolio that the Adviser had established and maintained for that Fund and the reasons for that more conservative strategy in light of the Adviser’s overall view of the fixed income markets. The Board concluded that the Adviser was implementing each Fund’s investment objective and that the Adviser’s record in managing the Funds indicates that its continued management should benefit each Fund and its shareholders.

4. Advisory fees and total expenses

The Board compared the advisory fees and total expenses of each Fund (each as a percentage of average net assets) with the median advisory fee and operating expense levels of the other mutual funds in the relevant Lipper peer groups. These comparisons assisted the Board by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board observed that each Fund’s advisory fee was below or near the median of the peer group funds on a current basis, with the exception of the Strategic Income Fund and the Unconstrained Bond Fund. The Board noted that although the advisory fee for the Unconstrained Bond Fund slightly exceeds the peer group average, that Fund’s total expenses fall below the peer group average. The Board considered the Adviser’s view that the Lipper peer group did not provide a suitable comparison for either the Unconstrained Bond Fund or the Strategic Income Fund. In particular, the Adviser’s view is that the Strategic Income Fund should instead be compared to private absolute return funds, which the Adviser views as that Fund’s closest relevant comparison and to which its fees and expenses compare very favorably. The Board further noted that the AlphaTrak 500 Fund and Strategic Income Fund both employ a fulcrum fee that adjusts upward from a basic fee only if the Fund enjoys favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). The Board noted that such a fee structure is designed so that the fee would be on the higher end of its range only if the shareholders were able to enjoy favorable net performance. The Board noted the relevant contractual expense limitations that the Adviser has agreed to with respect to each Fund and that the Adviser historically has absorbed any expenses in excess of these limits. The Board also noted that it had recently approved certain increases in the operating expense limits for the Funds, but still believed that the total expense ratios for each Fund remained favorable within its peer group. The Board concluded that the competitive fees charged by the Adviser should benefit each Fund and its shareholders.

The Board also reviewed information regarding the advisory fees paid by institutional and sub-advisory clients of the Adviser with similar investment mandates, with accounts managed by affiliates of TCW. The Board concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected theAdviser’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, pricing and valuation responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with the more comprehensive regulatory regime applicable to mutual funds.

5. The Adviser’s costs, level of profits, and economies of scale

The Board reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser’s largest operating cost. The Board and Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and Independent Trustees also considered the recent implementation of a supplemental administrative services agreement that reimburses the Adviser for a portion of its compliance and other administrative services in an amount reviewed and approved by the Board and Independent Trustees. Based on their review, the Board and Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and Independent Trustees considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Adviser’s view that the advisory fees compare favorably to peer group fees and expenses, and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. For example, the largest Fund, the Total Return Bond Fund, is one of the largest in its peer group, but its advisory fee and total expenses remain below the peer group median. The Board and the Independent Trustees recognized the benefits to the Funds of the Adviser’s substantial past and on-going investment in the advisory business that benefits the Funds, such as obtaining and retaining key professional talent, systems and technology, administration, compliance, legal and infrastructure, as well as the financial pressures of competing against much larger firms. The Board and the Independent Trustees further noted the Adviser’s past subsidies of the Funds’ operating expenses when they were newer and smaller and the Adviser’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Trustees also recognized that the Funds

217 / Semi-Annual Report September 2015

Approval of Investment Management Agreement by Trustees (Unaudited) (Concluded)

benefit from receiving investment advice from an organization with other types of advisory clients rather than strictly mutual funds. The Board and the Independent Trustees concluded that the Adviser was satisfactorily sharing potential economies of scale with the Funds through low fees and reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Trustees considered other actual and potential financial benefits to the Adviser in concluding that the contractual advisory fees are fair and reasonable for the Funds. In particular, they noted that the Adviser does not have any affiliates that materially benefit from the Adviser’s relationship to the Funds except through TCW’s ownership of the Adviser.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

Semi-Annual Report September 2015 / 218

Metropolitan West Funds

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•  Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•  Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•  Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•  We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•  We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

219 / Semi-Annual Report September 2015

Metropolitan West Funds

Privacy Policy (Concluded)

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW ALTERNATIVE FUNDS

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

Semi-Annual Report September 2015 / 220

MetWest Funds

865 South Figueroa Street

Los Angeles, California 90017

800 241 4671

www.tcw.com

Board of Trustees

For Additional Information about the Metropolitan West Funds call: (213) 244-0000 or (800) 241-4671 (toll-free) www.mwamllc.com

Andrew Tarica

Laird R. Landmann

Peter McMillan

Martin Luther King, III

Ronald J. Consiglio

Robert G. Rooney

Patrick C. Haden

Patrick Moore

Officers

David Lippman

President and Principal Executive Officer

David S. DeVito

Treasurer, Chief Financial Officer and Principal Accounting Officer

Jeffrey Engelsman

Chief Compliance Officer

Adviser

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Floor1800

Los Angeles, CA 90017

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

Distributor

Foreside Funds Distributors LLC

899 Cassatt Road, 400 Berwyn Park

Berwyn, PA 19312

Legal Counsel

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105-3441

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 241-4671.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

METSAR2015

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer (principal executive officer)

Date	December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer (principal executive officer)

Date	December 7, 2015

By (Signature and Title)*	/s/ David S. DeVito
David S. DeVito, Treasurer (principal financial officer)

Date	December 7, 2015

*	Print the name and title of each signing officer under his or her signature.